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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas,

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2011

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

1. Report to Shareholders

Semiannual Report

December 31, 2010

Allianz Domestic Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz AGIC Growth Fund

Allianz AGIC Income & Growth Fund

Allianz AGIC Mid-Cap Growth Fund

Allianz AGIC Opportunity Fund

Allianz AGIC Systematic Growth Fund

Allianz AGIC Target Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ Renaissance Fund

Allianz NFJ Small-Cap Value Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Mid-Cap Fund

Allianz RCM Strategic Growth Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4-33

Important Information About the Funds 34-35

Benchmark Descriptions 36-37

Schedules of Investments 38-61

Statements of Assets and Liabilities 62-64

Statements of Operations 66-68

Statements of Changes in Net Assets 70-73

Financial Highlights 74-121

Notes to Financial Statements 122-138

Shareholder Meeting Results/Changes to Officers 139

Board Approval of Investment Advisory and Portfolio Management Agreements 140-143

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific in sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the applicable Fund’s current prospectus for complete details.

Brian S. Shlissel

President

ITEM 1. REPORT TO SHAREHOLDERS

Dear Shareholders:

The beginning of a new year is always a special time. It is a time of hope and optimism. A time to set goals and look to the future. And although it may be hard to tell, the days are getting longer. Each morning, the sun rises about a minute earlier. Each evening it lingers for an extra minute, before disappearing over the horizon. A minute here or there — we barely notice. But over a longer period of time, it becomes evident that things are getting brighter.

As we enter 2011, the same may be said of the U.S. economy. It may be hard to tell on a daily basis, but over a longer period of time, there is no question that things are improving. The recession officially came to an end, driven by what has now been six consecutive quarters of growth. Manufacturing has staged an impressive rebound. Exports are growing. Consumers, albeit still cautious, are beginning to spend more. Our politicians in Washington appear to be more focused on bringing clarity to certain outstanding issues, such as taxes and unemployment insurance, which should help build confidence for employers and consumers.

In short, things are indeed getting brighter. It is not unreasonable to hope that 2011 should build on the progress witnessed in 2010.

Six Months in Review

The U.S. and global economies advanced throughout 2010. In the U.S., gross domestic product (“GDP”) expanded 2.5 % and 3.2%, respectively, in the third and fourth quarters of 2010. As the fiscal period drew to a close, many economists agreed that growth should continue into 2011 at a similar or slightly faster pace.

However, this growth was not enough to lower the unemployment rate, which remained just under double-digits throughout the year. In turn, this weakness kept interest rates low. The Federal Reserve (“the Fed”) maintained its closely-watched Federal Funds Rate — the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis — in the 0.0% to 0.25% range, and stated that it will continue to do so for an “extended period of time.” The Fed did slightly raise the discount rate, the interest rate it charges to banks for direct loans, from 0.50% to 0.75%. Fed Chairman Ben Bernanke stated that economic conditions remain “unusually uncertain.”

All in all, the six months ended December 31, 2010 was positive for both stocks and bonds. In the U.S., the Standard & Poor’s 500 Index returned 23.27%. Two measures of stock performance in developed international and global markets — the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned 24.18% and 23.96%, respectively, in dollar-denominated terms. The MSCI Emerging Markets Index registered a 26.69% return.

As for bonds, for the fiscal period, the Barclays Capital U.S. Credit Index rose 2.70%, and the Barclays Capital U.S. High Yield Index advanced 10.15%. In contrast, the Barclays Capital U.S. Government Bond Index returned 0.12%. The broader bond market index, as measured by the Barclays Capital U.S. Aggregate Index, returned 1.15%.

2	Allianz Funds

Allianz Global Investors — Positioned to Face Today’s Challenges

When we reported to you six months ago, the possibility of a second recession — the so-called “double-dip” scenario — seemed possible, though not probable. Steady, albeit unspectacular growth has made that possibility even more remote now. As 2011 unfolds, we anticipate the U.S. economic expansion to continue, and the extension of the Bush tax cuts will most likely add steam to this growth. Hiring should pick up, and at some point we expect the unemployment rate to begin edging down slowly.

But these gains may be offset to some degree by headwinds. The housing market remains troubled. Consumers, as mentioned, are beginning to spend more, but the spendthrift days of just a few years ago now seem like ancient history. People are saving more and paying down debt, which is good for them, but a drag on an economy that is based so heavily on consumption. Another impediment may come from interest rates, which would rise as the economy improves. In addition, fiscal worries at all levels of government — from federal on down — are not to be underestimated. Overseas, the specter of debt defaults by certain European governments, efforts by China to cool its rapidly expanding economy and the uncertainty of geopolitical hotspots such as Iran and North Korea present different and complex challenges.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us.

We appreciate your business and trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	December 31, 2010	3

Allianz AGIC Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at Net Asset Value (“NAV”), of Allianz AGIC Growth Fund returned 23.01% underperforming its benchmark, the Russell 1000 Growth Index (the “benchmark index”), which returned 26.37% during the reporting period.

Stocks rose sharply in the U.S. during the review period on improved investor confidence and the confirmation of the widely anticipated second round of asset purchases by the Fed. Growth stocks performed especially well in this environment, with the benchmark index rising by more than 26% for the six months ended December 31, 2010.

Nearly all sectors within the growth benchmark posted double-digit gains, led by the materials and energy sectors. The performance of sectors reflected the sustained increase in commodity prices during the review period. Other significant gainers included industrials and consumer discretionary. The worst-performing sector by far was utilities, which rose only 3.87%.

Selection and sector allocations drive returns

Both stock selection and sector allocations detracted from relative returns. In the financials sector, the Fund’s holdings included insurance companies and other firms such as Genworth Financial, Prudential and derivatives exchange CME, all of which lagged. The Fund’s returns were also hampered by overweights to, as well as stock selection within, the consumer discretionary and energy industries. An overweight to health care also hurt returns.

While the Fund underperformed its benchmark index, its 23% gain was driven by contributions from a number of areas. The Fund’s exposure to industrials was particularly beneficial, with strong performance across most of its top holdings such as Fluor Corporation, Joy Global and Cummins Engine. The materials sector was another area of strength, with significant contributions from phosphate producer Mosaic and miners Freeport-McMoran and Newmont Mining. The largest contributors in absolute terms were from the technology sector, and included Apple Computer, Google and Qualcomm.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (2/24/84)
Allianz AGIC Growth Fund Class A	23.01%	13.12%	5.21%	–0.65%	10.54%
Allianz AGIC Growth Fund Class A (adjusted)	16.24%	6.89%	4.03%	–1.21%	10.31%
Allianz AGIC Growth Fund Class B	22.62%	12.31%	4.44%	–1.17%	10.33%
Allianz AGIC Growth Fund Class B (adjusted)	17.62%	7.31%	4.10%	–1.17%	10.33%
Allianz AGIC Growth Fund Class C	22.50%	12.26%	4.43%	–1.39%	9.71%
Allianz AGIC Growth Fund Class C (adjusted)	21.50%	11.26%	4.43%	–1.39%	9.71%
Allianz AGIC Growth Fund Class D	22.97%	13.10%	5.21%	–0.65%	10.53%
Allianz AGIC Growth Fund Class R	22.85%	12.86%	4.96%	–0.93%	10.18%
Allianz AGIC Growth Fund Class P	23.16%	13.43%	5.53%	–0.36%	10.86%
Allianz AGIC Growth Fund Institutional Class	23.25%	13.57%	5.63%	–0.26%	10.97%
Allianz AGIC Growth Fund Administrative Class	23.05%	13.25%	5.36%	–0.52%	10.68%
Russell 1000 Growth Index	26.37%	16.71%	3.76%	0.02%	10.10%
Lipper Large-Cap Growth Funds Average	25.57%	14.80%	2.48%	–0.23%	9.54%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares, 0.82% for Institutional Class shares and 1.07% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

4	Allianz Funds

Allianz AGIC Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Computers & Peripherals	9.8%
Software	5.8%
Oil, Gas & Consumable Fuels	5.6%
Internet Software & Services	5.0%
Communications Equipment	4.4%
Diversified Financial Services	4.2%
Machinery	4.1%
Energy Equipment & Services	3.8%
Other	55.4%
Cash & Equivalents — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,230.10	$1,226.20	$1,225.00	$1,229.70	$1,228.50	$1,231.60	$1,232.50	$1,230.50
Expenses Paid During Period	$6.52	$10.72	$10.71	$6.52	$7.92	$5.12	$4.56	$5.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.36	$1,015.58	$1,015.58	$1,019.36	$1,018.10	$1,020.62	$1,021.12	$1,019.86
Expenses Paid During Period	$5.90	$9.70	$9.70	$5.90	$7.17	$4.63	$4.13	$5.40

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.16% for Class D, 1.41% for Class R, 0.91% for Class P, 0.81% for Institutional Class and 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	5

Allianz AGIC Income & Growth Fund

(Unaudited)

Portfolio Insights

In the six-month review period, investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. This environment benefited the equity, convertibles and high yield markets. For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC Income & Growth Fund returned 19.78% prior to the deduction of fees.

The Russell 1000 Growth Index, a subset of the broad market measuring growth-oriented stocks, returned 16.71% during the period. Equities were led by more economically sensitive and commodity-driven sectors, while the more defensive segments underperformed during the rally. As was the theme throughout the year, smaller and mid-size capitalized companies outperformed the largest capitalized firms. The most nimble companies were able capitalize on the improved macro economic environment.

Convertible securities advanced 17.34% during the period, as measured by the Merrill Lynch All Convertibles Index. Within the convertibles market, all sectors posted positive returns for the review period. As in the equity market, strong gains also came from sectors perceived to have greater leverage to an economic recovery, such as materials, industrials and consumer discretionary. As the equity markets moved higher, convertible new issuance increased, reaching a total of $33.8 billion for the year. Many companies accessed the corporate debt markets instead of the convertible markets in order to avoid shareholder dilution at depressed stock prices.

The return of risk appetites also lifted the high yield market, which gained 5.61%, as measured by the Merrill Lynch High Yield Master II Index. The high yield market continued to enjoy record levels of issuance over the course of the period. For 2010, 653 issues priced, raising more than $300 billion. The new issuance dollar amount easily exceeded the next-largest year-2009-with $180 billion. Looking at the 2010 use of proceeds, 66.5% was used for refinancing. Interestingly, refinancing dropped to 54% by December, while acquisition financing and general corporate purposes increased—a positive trend for corporate financial flexibility.

Portfolio specifics

The equity portion of the Fund’s portfolio had positive performance, with contributions to returns coming from sectors such as industrials, technology, and energy. Semiconductor chip manufacturers with exposure to smart phones and tablets were up on robust sales. Agricultural and mining equipment companies reported better than expected revenues and higher bookings. Energy names benefited from new build order flows that were stronger than analysts’ estimates. However, positions in consumer staples companies were among those that dampened gains. The market rotated away from the group as inline sales were overshadowed by higher inputs costs and potential pressure on future margins. Exposure to the lagging health care sector also diminished performance.

In the convertibles segment of the Fund, positions in consumer discretionary and industrials were among the major contributors to performance. Select consumer discretionary issuers advanced as automobile sales exceeded expectations and production schedules were increased for 2011. Industrial issuers performed well on improving operating statistics and solid end market demand. Energy positions also bolstered performance, benefiting from an improving global economic outlook and higher oil prices. By contrast, selected issuers in the health care and consumer staples industries hurt performance. Generic drug manufacturing companies underperformed as international end markets deteriorated, possibly impacting unreleased fourth quarter earnings. Consumer staples issuers fell from favor as investors rotated into higher beta-companies.

The high yield segment of the portfolio was influenced by several factors. First, superior issuer selection was easy to identify, as several issuers were taken out via tenders due to merger and acquisition and refinancing activity. These issues came from a variety of industries, but notable movers came from the energy, metals and industrials industries. Secondly, there were few negative performers. Rather, weakness was primarily due to allocation effects—for example, holding low or no exposure to stronger performing industries such as homebuilders and broadcasting.

Outlook

The outlook for the equity, high yield and convertible market is positive. The improvement in corporate earnings seen in the third quarter earnings should continue in the fourth quarter. U.S. corporate cash levels are high, debt levels have been reduced and maturities have been extended. In addition, consumers are spending again and labor conditions are improving.

In 2011, companies are expected to use the high cash levels on their balance sheets and future free cash flow to help boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash. These factors will benefit investors in the high yield, convertible, and equity markets.

While credit spread tightening should continue as high yield credit spreads remain above the historical average, positive convertible returns will be dependent on the equity markets going forward. Even though global and economic risk headlines persist, driving a continuation of choppy directional short-term performance, few companies have seen a change in demand or order patterns. Fundamentals remain intact and this should provide a positive backdrop for the U.S. equity markets. Convertible bonds will benefit from credit spread tightening and higher equity prices, an attractive option for total return investors. High yield bonds should benefit from the further credit spread contraction and exhibit stability to the downside.

Our disciplined approach of focusing on companies that are exceeding expectations and improving their credit statistics will be rewarded as those companies differentiate themselves from their peer group. In this environment, we believe companies that have reasonable earnings visibility should command premium valuations relative to other companies.

We continue to build the portfolio one company at a time, by identifying those that are opportunistically capitalizing on change. In addition, we are maintaining our discipline of seeking to identify the best total return candidates with the optimal risk/reward profile. At Allianz Global Investors Capital, a discriminating environment that rewards corporations for exceeding expectations bodes well for our Income and Growth investment process.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	Fund Inception† (2/28/07)
Allianz AGIC Income & Growth Fund Class A	19.87%	16.89%	6.03%
Allianz AGIC Income & Growth Fund Class A (adjusted)	13.28%	10.46%	4.47%
Allianz AGIC Income & Growth Fund Class C	19.44%	16.04%	5.23%
Allianz AGIC Income & Growth Fund Class C (adjusted)	18.44%	15.04%	5.23%
Allianz AGIC Income & Growth Fund Class D	19.81%	16.92%	6.01%
Allianz AGIC Income & Growth Fund Class P	20.04%	17.11%	6.32%
Allianz AGIC Income & Growth Fund Institutional Class	20.14%	17.31%	6.44%
Barclays Capital U.S. Aggregate Bond Index	1.15%	6.54%	6.03%
S&P 500 Index	23.27%	15.06%	–0.75%
Lipper Flexible Portfolio Funds Average	14.31%	10.94%	2.16%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.06% for Class C shares, 1.32% for Class D shares, 1.07% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

6	Allianz Funds

Allianz AGIC Income & Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/ Sectors

Oil & Gas	6.5%
Technology	4.4%
Telecommunications	4.3%
Pharmaceuticals	4.0%
Machinery	3.1%
Commercial Services	3.1%
Financial Services	2.7%
Communications	2.5%
Other	64.8%
Cash & Equivalents — Net (including Options Written)	4.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,198.70	$1,194.40	$1,198.10	$1,200.40	$1,201.40
Expenses Paid During Period	$7.26	$11.39	$7.26	$5.88	$5.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.60	$1,014.82	$1,018.60	$1,019.86	$1,020.37
Expenses Paid During Period	$6.67	$10.46	$6.67	$5.40	$4.89

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.31% for Class D, 1.06% for Class P and 0.96% for Institutional Class ), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	7

Allianz AGIC Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC Mid-Cap Growth Fund returned 23.93%, underperforming its benchmark, the Russell Midcap Growth Index (the “benchmark index”), which returned 30.71% during the reporting period.

Stocks rose sharply in the U.S. during the review period on improved investor confidence and the confirmation of the widely anticipated second round of asset purchases by the Fed. Growth stocks performed especially well in this environment, with the benchmark Russell Midcap Growth Index rising by more than 30% for the six months ended December 31, 2010.

All sectors within the growth benchmark posted double-digit gains, led by the consumer discretionary and energy sectors. Other significant gainers included materials and industrials. The performance of energy and materials sectors in particular reflected the sustained increase in commodity prices during the review period. The worst-performing sector within the index was utilities, which rose only 3.87%.

Selection and sector allocations drive returns

Both stock selection and sector allocations detracted from relative returns. In the information technology sector, the Fund’s holdings included electric meter maker Itron, printer manufacturer

Lexmark, and Amdocs, all of which lagged. An underweight to the sector also detracted. Stock selection in the consumer discretionary, financials and materials sectors also hindered returns, as did an overweight to utilities.

Although the Fund underperformed its benchmark, its 23.93% gain was driven by strong contributions in a number of areas. Stock selection in health care was particularly beneficial, with standout performance from drug-makers such as King Pharmaceuticals and Endo Pharmaceuticals. An overweight to industrials also helped, as did stock selection in that sector. The largest contributors in absolute terms was from mining equipment maker Joy Global.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	Fund Inception† (2/27/04)
Allianz AGIC Mid-Cap Growth Fund Class A	23.93%	19.13%	4.20%	6.29%
Allianz AGIC Mid-Cap Growth Fund Class A (adjusted)	17.11%	12.57%	3.03%	5.41%
Allianz AGIC Mid-Cap Growth Fund Class C	23.54%	18.33%	3.48%	5.54%
Allianz AGIC Mid-Cap Growth Fund Class C (adjusted)	22.54%	17.33%	3.48%	5.54%
Allianz AGIC Mid-Cap Growth Fund Class D	23.87%	19.19%	4.21%	6.29%
Allianz AGIC Mid-Cap Growth Fund Class P	24.08%	19.55%	4.49%	6.59%
Allianz AGIC Mid-Cap Growth Fund Institutional Class	24.21%	19.68%	4.60%	6.69%
Russell Midcap Growth Index	30.71%	26.38%	4.88%	6.76%
Lipper Mid-Cap Core Funds Average	26.86%	22.87%	4.04%	5.86%

† The Fund began operations on 2/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.07% for Class P shares and 0.99% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

8	Allianz Funds

Allianz AGIC Mid-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Machinery	7.8%
Specialty Retail	6.4%
Chemicals	5.8%
Multiline Retail	5.6%
Software	5.2%
Computers & Peripherals	5.0%
Semiconductors & Semiconductor Equipment	4.4%
Hotels, Restaurants & Leisure	4.1%
Other	53.5%
Cash & Equivalents — Net	2.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,239.30	$1,235.40	$1,238.70	$1,240.80	$1,242.10
Expenses Paid During Period	$7.56	$11.78	$7.56	$6.16	$5.59

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.45	$1,014.67	$1,018.45	$1,019.71	$1,020.21
Expenses Paid During Period	$6.82	$10.61	$6.82	$5.55	$5.04

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.34% for Class A, 2.09% for Class C, 1.34% for Class D, 1.09% for Class P and 0.99% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	9

Allianz AGIC Opportunity Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC Opportunity Fund returned 21.88% underperforming its benchmark, the Russell 2000 Growth Index (the “benchmark index”), which returned 32.14% during the reporting period.

Stocks rose sharply in the U.S. during the review period on improved investor confidence and the confirmation of the widely anticipated second round of asset purchases by the Fed. Growth stocks performed especially strongly in this environment, with the benchmark Russell 2000 Growth Index rising by more than 32% for the six months ended December 31, 2010.

All sectors in the growth benchmark posted double-digit gains, led by the energy, information technology and materials sectors. Other significant gainers included industrials and consumer discretionary. The worst-performing sector within the index was utilities, which still posted a 14.9% gain.

Selection drives returns

Stock selection in the energy and industrials sectors was the principal driver of the Fund’s underperformance during the period. The largest absolute and relative contributor of negative returns was marine fuel logistics company Aegean Marine Petroleum Network, which together with print manufacturer Innerworkings and Enomoc

contributed the bulk of the negative results in the industrials sector. In energy, the largest detractors were exploration and development firms Comstock Resources and Petrohawk Energy. Selection in health care also hindered returns.

Although the Fund underperformed its benchmark, its 21.88% gain was driven by strong contributions in a number of areas. Stock selection in financials was particularly beneficial, with notable performance from mortgage insurer MGIC Investment Corp. and financial advice provider Financial Engines. The Fund also benefited from selection in materials, as well as underweights to consumer staples and health care.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (2/24/84)
Allianz AGIC Opportunity Fund Class A	21.88%	18.51%	5.32%	3.62%	12.12%
Allianz AGIC Opportunity Fund Class A (adjusted)	15.18%	11.99%	4.13%	3.04%	11.88%
Allianz AGIC Opportunity Fund Class B	21.41%	17.60%	4.53%	3.08%	11.90%
Allianz AGIC Opportunity Fund Class B (adjusted)	16.41%	12.60%	4.19%	3.08%	11.90%
Allianz AGIC Opportunity Fund Class C	21.42%	17.61%	4.52%	2.84%	11.30%
Allianz AGIC Opportunity Fund Class C (adjusted)	20.42%	16.61%	4.52%	2.84%	11.30%
Allianz AGIC Opportunity Fund Class D	21.98%	18.52%	5.33%	3.63%	12.15%
Allianz AGIC Opportunity Fund Class R	21.66%	18.20%	5.08%	3.40%	11.86%
Allianz AGIC Opportunity Fund Class P	21.99%	18.79%	5.62%	3.92%	12.42%
Allianz AGIC Opportunity Fund Institutional Class	22.09%	18.93%	5.73%	4.03%	12.53%
Allianz AGIC Opportunity Fund Administrative Class	21.97%	18.67%	5.48%	3.78%	12.28%
Russell 2000 Growth Index	32.14%	29.09%	5.30%	3.78%	7.30%
Lipper Small-Cap Growth Funds Average	30.83%	27.62%	4.21%	3.47%	9.87%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

10	Allianz Funds

Allianz AGIC Opportunity Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	12.0%
Semiconductors & Semiconductor Equipment	10.3%
Health Care Equipment & Supplies	7.5%
Internet Software & Services	7.3%
Aerospace & Defense	4.9%
Commercial Services & Supplies	4.8%
Pharmaceuticals	4.5%
Metals & Mining	4.4%
Other	43.8%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,218.80	$1,214.10	$1,214.20	$1,219.80	$1,216.60	$1,219.90	$1,220.90	$1,219.70
Expenses Paid During Period	$7.33	$11.50	$11.50	$7.33	$8.60	$5.93	$5.37	$6.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.60	$1,014.82	$1,014.82	$1,018.60	$1,017.44	$1,019.86	$1,020.37	$1,019.11
Expenses Paid During Period	$6.67	$10.46	$10.46	$6.67	$7.83	$5.40	$4.89	$6.16

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.54% for Class R, 1.06% for Class P, 0.96% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	11

Allianz AGIC Systematic Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC Systematic Growth Fund returned 22.45%, underperforming its benchmark, the Russell 1000 Growth Index (the “benchmark index”), which returned 26.37% during the reporting period.

Stocks rose sharply in the U.S. during the review period on improved investor confidence and the confirmation of the widely anticipated second round of asset purchases by the Fed. Growth stocks performed especially well in this environment, with the benchmark Russell 1000 Growth Index rising by more than 26% for the six months ended December 31, 2010.

All sectors within the growth benchmark posted double-digit gains, led by the materials and energy sectors. The performance of both sectors reflected the sustained increase in commodity prices during the review period. Other significant gainers included industrials and consumer discretionary. The worst-performing sector within the index was utilities, which rose only 3.87%.

Selection and sector allocations drive returns

The Fund’s underperformance was driven largely by stock selection, with the bulk of the impact occurring in the information technology and consumer staples sectors. No single technology holding dominated returns, though the largest detractors included chip-maker Intel, solar film module manufacturer First Solar and Hewlett-Packard. By contrast, the largest detractor in consumer staples—grocery store chain Supervalu—also contributed the largest negative absolute return. Selection in consumer discretionary also hindered returns, as did an overweight to utilities.

While the Fund underperformed its benchmark, its 22.45% gain was driven by strong contributions in a number of areas. The Fund’s exposure to energy was particularly beneficial, with holdings such as Peabody Energy, Whiting Petroleum and EOG Resources delivering excess return. The sector also had the largest absolute contributor, Exxon Mobile. The materials sector was another area of strength, with significant contributions from fertilizer producer CF Holdings and miner Freeport-McMoran.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	Fund Inception† (7/19/02)
Allianz AGIC Systematic Growth Fund Class A	22.45%	11.93%	2.74%	5.65%
Allianz AGIC Systematic Growth Fund Class A (adjusted)	15.71%	5.77%	1.58%	4.94%
Allianz AGIC Systematic Growth Fund Class B	22.08%	11.19%	1.96%	4.89%
Allianz AGIC Systematic Growth Fund Class B (adjusted)	17.08%	6.19%	1.59%	4.89%
Allianz AGIC Systematic Growth Fund Class C	22.05%	11.18%	1.99%	4.86%
Allianz AGIC Systematic Growth Fund Class C (adjusted)	21.05%	10.18%	1.99%	4.86%
Allianz AGIC Systematic Growth Fund Class D	22.48%	12.05%	2.72%	5.64%
Allianz AGIC Systematic Growth Fund Class P	22.63%	12.24%	3.04%	5.97%
Allianz AGIC Systematic Growth Fund Institutional Class	22.78%	12.39%	3.14%	6.07%
Allianz AGIC Systematic Growth Fund Administrative Class	22.62%	12.09%	2.88%	5.81%
Russell 1000 Growth Index	26.37%	16.71%	3.76%	7.38%
Lipper Large-Cap Core Funds Average	22.41%	12.94%	1.93%	5.57%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, 1.17% for Class D shares, 0.91% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

12	Allianz Funds

Allianz AGIC Systematic Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Software	10.4%
Oil, Gas & Consumable Fuels	10.0%
Computers & Peripherals	9.7%
Machinery	6.1%
Communications Equipment	4.9%
Health Care Providers & Services	4.8%
Multiline Retail	4.3%
Hotels, Restaurants & Leisure	4.2%
Other	44.4%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,224.50	$1,220.80	$1,220.50	$1,224.80	$1,226.30	$1,227.80	$1,226.20
Expenses Paid During Period	$6.50	$10.69	$10.69	$6.50	$5.11	$4.55	$5.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.36	$1,015.58	$1,015.58	$1,019.36	$1,020.62	$1,021.12	$1,019.86
Expenses Paid During Period	$5.90	$9.70	$9.70	$5.90	$4.63	$4.13	$5.40

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.16% for Class D, 0.91% for Class P, 0.81% for Institutional Class and 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	13

Allianz AGIC Target Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC Target Fund returned 30.53%, slightly underperforming its benchmark, the Russell Midcap Growth Index (the “benchmark index”), which returned 30.71% during the reporting period.

Stocks rose sharply in the U.S. during the review period on improved investor confidence and the confirmation of the widely anticipated second round of asset purchases by the Fed. Growth stocks performed especially well in this environment, with the benchmark Russell Midcap Growth Index rising by more than 30% for the six months ended December 31, 2010.

Nearly all sectors within the growth benchmark posted double-digit gains, led by the materials and energy sectors. The performance of both sectors reflected the sustained increase in commodity prices during the review period. Other significant gainers included industrials and consumer discretionary. The worst-performing sector in the index by far was utilities, which rose only 3.87%.

Selection drives relative returns

Stock selection in several key sectors contributed considerably to returns. The largest absolute and relative contributor to the Fund’s gain was gaming company Las Vegas Sands. Other contributors in the consumer discretionary sector included Borg-Warner and Netflix. In the energy sector, exploration and production firm Brigham Exploration and oilfield services firm Weatherford International boosted returns. The Fund also benefited from selection in the materials and industrials sectors.

Other areas were less supportive of relative returns. Technology holdings such as GSI Commerce and Dolby Laboratories hindered performance, as did an underweight to the sector. Selection in health care and an underweight to materials also hampered returns during the period.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (12/17/92)
Allianz AGIC Target Fund Class A	30.53%	23.63%	4.43%	0.27%	9.87%
Allianz AGIC Target Fund Class A (adjusted)	23.35%	16.83%	3.25%	–0.29%	9.52%
Allianz AGIC Target Fund Class B	29.99%	22.70%	3.66%	–0.25%	9.55%
Allianz AGIC Target Fund Class B (adjusted)	24.99%	17.70%	3.36%	–0.25%	9.55%
Allianz AGIC Target Fund Class C	30.02%	22.61%	3.65%	–0.47%	9.07%
Allianz AGIC Target Fund Class C (adjusted)	29.02%	21.61%	3.65%	–0.47%	9.07%
Allianz AGIC Target Fund Class D	30.51%	23.61%	4.44%	0.28%	9.87%
Allianz AGIC Target Fund Class P	30.64%	23.85%	4.73%	0.56%	10.18%
Allianz AGIC Target Fund Institutional Class	30.73%	24.04%	4.84%	0.67%	10.29%
Allianz AGIC Target Fund Administrative Class	30.54%	23.73%	4.57%	0.43%	10.08%
Russell Midcap Growth Index	30.71%	26.38%	4.88%	3.12%	8.70%
Lipper Multi-Cap Growth Funds Average	26.62%	18.62%	3.46%	1.20%	8.20%

† The Fund began operations on 12/17/92. Benchmark and Lipper performance comparisons began on 12/31/92.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 0.96% for Class P shares, 0.87% for Institutional Class shares and 1.12% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

14	Allianz Funds

Allianz AGIC Target Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Machinery	6.2%
Semiconductors & Semiconductor Equipment	5.6%
Oil, Gas & Consumable Fuels	5.6%
Software	4.4%
Aerospace & Defense	4.2%
Hotels, Restaurants & Leisure	4.0%
Chemicals	3.8%
Pharmaceuticals	3.5%
Other	57.9%
Cash & Equivalents — Net	4.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,305.30	$1,299.90	$1,300.20	$1,305.10	$1,306.40	$1,307.30	$1,305.40
Expenses Paid During Period	$7.03	$11.36	$11.36	$7.03	$5.58	$5.00	$6.45

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.11	$1,015.32	$1,015.32	$1,019.11	$1,020.37	$1,020.87	$1,019.61
Expenses Paid During Period	$6.16	$9.96	$9.96	$6.16	$4.89	$4.38	$5.65

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 1.21% for Class D, 0.96% for Class P, 0.86% for Institutional Class and 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	15

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz NFJ All-Cap Value Fund returned 24.05%, outperforming its benchmark, the Russell 3000 Value Index (the “benchmark index”), which returned 22.12% during the reporting period.

Equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. Every sector in the value investment universe rose by double digits during the period, led by energy and materials, which gained on surging commodity prices. The telecommunications service sector was also among the best performing market segments. More defensive segments of the market largely underperformed during the rally, with health care and utilities lagging the most. Financials also underperformed.

Stock selection in the consumer discretionary and utilities sectors was the key driver of the Fund’s outperformance during the period. The contribution from selection in the consumer discretionary sector was driven largely by overweights to clothing maker Limited Brands (largest absolute contributor to the Fund’s returns) and television network CBS. In utilities, the Fund benefited from overweights to UGI Corporation and Nisource, both of which have gained from their significant exposure to natural gas. Performance was further supported by underweights relative to the benchmark index in several underperforming utilities.

Some of the Fund’s sector exposures produced more mixed results. An overweight to energy was strongly positive, though its benefits were effectively canceled by underperforming stock selection within the sector. In a similar vein, an overweight to materials and an underweight to financials were both supportive of returns, but in each case those benefits were offset by the negative effect of stock selection. In industrials, underperforming selections included overweights to 3M and R.R. Donnelley & Sons, as well as underweights to stronger performers such as GE and Union Pacific.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	Fund Inception† (7/19/02)
Allianz NFJ All-Cap Value Fund Class A	24.05%	17.48%	–0.59%	7.47%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	17.23%	11.02%	–1.71%	6.75%
Allianz NFJ All-Cap Value Fund Class B	23.59%	16.57%	–1.33%	6.71%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	18.59%	11.57%	–1.60%	6.71%
Allianz NFJ All-Cap Value Fund Class C	23.53%	16.58%	–1.36%	6.65%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	22.53%	15.58%	–1.36%	6.65%
Allianz NFJ All-Cap Value Fund Class D	24.05%	17.42%	–0.60%	7.47%
Allianz NFJ All-Cap Value Fund Class P	24.28%	17.82%	–0.30%	7.80%
Allianz NFJ All-Cap Value Fund Institutional Class	24.23%	17.74%	–0.21%	7.90%
Allianz NFJ All-Cap Value Fund Administrative Class	24.14%	17.63%	–0.44%	7.64%
Russell 3000 Value Index	22.12%	16.23%	1.45%	7.39%
Lipper Multi-Cap Value Funds Average	22.79%	16.16%	1.39%	6.36%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.07% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

16	Allianz Funds

Allianz NFJ All-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	17.3%
Insurance	9.6%
Pharmaceuticals	6.7%
Metals & Mining	5.4%
Gas Utilities	4.9%
Real Estate Investment Trust	4.5%
Diversified Financial Services	3.5%
Food Products	2.7%
Other	40.9%
Cash & Equivalents — Net	4.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,240.50	$1,235.90	$1,235.30	$1,240.50	$1,242.80	$1,242.30	$1,241.40
Expenses Paid During Period	$7.45	$11.67	$11.66	$7.45	$6.05	$5.48	$6.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.55	$1,014.77	$1,014.77	$1,018.55	$1,019.81	$1,020.32	$1,019.06
Expenses Paid During Period	$6.72	$10.51	$10.51	$6.72	$5.45	$4.94	$6.21

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Class A, 2.07% for Class B, 2.07% for Class C, 1.32% for Class D, 1.07% for Class P, 0.97% for Institutional Class and 1.22% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	17

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz NFJ Dividend Value Fund returned 22.65%, outperforming its benchmark, the Russell 1000 Value Index (the “benchmark index”), which returned 21.74% during the reporting period.

Equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. Every sector in the value investment universe rose by double digits during the period, led by energy and materials, which gained on surging commodity prices. The telecommunications service sector was also among the best performing market segments. More defensive segments of the market largely underperformed during the rally, with health care and utilities lagging the most. Financials also underperformed.

The Fund’s outperformance was due in large part to positioning in the financials and materials sectors. A significant underweight to financials at the sector level was a major contributor to relative returns, as were underweights to lagging stocks in the sector such as Bank of America and Berkshire Hathaway. In materials, much of the gains stemmed from an overweight position relative to the benchmark index in miner Freeport-McMoRan Copper & Gold, as well as an overweight to chemicals firm Lubrizol (up 34%). An overweight to the sector was also beneficial, as was stock selection in consumer staples.

Freeport-McMoRan Copper & Gold was also the largest absolute contributor to returns during the period.

Other segments of the portfolio were less beneficial. The Fund gained from an overweight to the energy sector, but the benefits of that position were more than offset by the negative impact of stock selection in energy, which included underweights relative to the benchmark index in standout performers such as Anadarko Petroleum and National Oilwell as well as an overweight to laggard Diamond Offshore. Stock selection in the industrials sector also detracted from returns, driven largely by overweights to Lockheed Martin and R.R. Donnelley & Sons.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (5/8/00)
Allianz NFJ Dividend Value Fund Class A	22.65%	13.08%	1.04%	6.27%	6.64%
Allianz NFJ Dividend Value Fund Class A (adjusted)	15.90%	6.86%	–0.10%	5.67%	6.08%
Allianz NFJ Dividend Value Fund Class B	22.09%	12.19%	0.28%	5.72%	6.12%
Allianz NFJ Dividend Value Fund Class B (adjusted)	17.09%	7.19%	–0.04%	5.72%	6.12%
Allianz NFJ Dividend Value Fund Class C	22.09%	12.21%	0.29%	5.47%	5.85%
Allianz NFJ Dividend Value Fund Class C (adjusted)	21.09%	11.21%	0.29%	5.47%	5.85%
Allianz NFJ Dividend Value Fund Class D	22.61%	13.06%	1.04%	6.26%	6.64%
Allianz NFJ Dividend Value Fund Class R	22.33%	12.75%	0.78%	6.00%	6.37%
Allianz NFJ Dividend Value Fund Class P	22.66%	13.29%	1.31%	6.61%	6.99%
Allianz NFJ Dividend Value Fund Institutional Class	22.80%	13.57%	1.43%	6.72%	7.10%
Allianz NFJ Dividend Value Fund Administrative Class	22.68%	13.25%	1.16%	6.45%	6.83%
Russell 1000 Value Index	21.74%	15.51%	1.27%	3.25%	3.85%
Lipper Equity Income Funds Average	22.04%	15.03%	3.08%	3.48%	4.19%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.82% for Class B shares, 1.82% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.82% for Class P shares, 0.72% for Institutional Class shares and 0.97% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

18	Allianz Funds

Allianz NFJ Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	16.2%
Pharmaceuticals	9.6%
Diversified Telecommunication Services	5.8%
Insurance	5.6%
Tobacco	4.3%
Aerospace & Defense	4.1%
Semiconductors & Semiconductor Equipment	4.1%
Commercial Banks	4.1%
Other	41.2%
Cash & Equivalents — Net	5.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,226.50	$1,220.90	$1,220.90	$1,226.10	$1,223.30	$1,226.60	$1,228.00	$1,226.80
Expenses Paid During Period	$6.00	$10.19	$10.19	$6.00	$7.40	$4.60	$4.04	$5.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.81	$1,016.03	$1,016.03	$1,019.81	$1,018.55	$1,021.07	$1,021.58	$1,020.32
Expenses Paid During Period	$5.45	$9.25	$9.25	$5.45	$6.72	$4.18	$3.67	$4.94

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.07% for Class A, 1.82% for Class B, 1.82% for Class C, 1.07% for Class D, 1.32% for Class R, 0.82% for Class P, 0.72% for Institutional Class and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	19

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz NFJ Large-Cap Value Fund returned 20.75%, outperforming its benchmark, the Russell Top 200 Value Index (the “benchmark index”), which returned 19.88% during the reporting period.

Equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. Every sector in the Fund’s large-cap value investment universe rose by double digits during the period, led by energy and materials, which gained on surging commodity prices. The telecommunications service sector was also among the best performing market segments. More defensive segments of the market largely underperformed during the rally, with health care and utilities lagging the most. Financials also underperformed.

The Fund benefited from underweighting financials in this environment, as well as from strong selection within the sector. The top financial contributors to performance included significant underweightings to Bank of America and Berkshire Hathaway relative to the benchmark index. The Fund also benefited from an overweight to materials, as well as from large gains from holdings such as miner Freeport--McMoRan Copper & Gold. An overweight position in high-speed internet provider CenturyLink further boosted relative returns. The Fund’s top two contributors on an absolute basis were energy firms Chevron and ConocoPhillips.

In spite of the contributions of these two companies, however, stock selection in energy overall detracted from returns, and more than offset the benefits of an overweight to the sector. An overweight to utilities also hampered gains, though the effect was smaller than the benefit of security selection within the sector. Poor stock selection in health care effectively canceled the gains from an underweight to the struggling sector.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (5/8/00)
Allianz NFJ Large-Cap Value Fund Class A	20.75%	12.27%	–0.78%	4.82%	5.30%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	14.11%	6.09%	–1.90%	4.23%	4.75%
Allianz NFJ Large-Cap Value Fund Class B	20.36%	11.44%	–1.53%	4.20%	4.72%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	15.36%	6.44%	–1.89%	4.20%	4.72%
Allianz NFJ Large-Cap Value Fund Class C	20.30%	11.45%	–1.53%	4.04%	4.53%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	19.30%	10.45%	–1.53%	4.04%	4.53%
Allianz NFJ Large-Cap Value Fund Class D	20.83%	12.34%	–0.78%	4.82%	5.31%
Allianz NFJ Large-Cap Value Fund Class R	20.59%	12.03%	–1.03%	4.61%	5.09%
Allianz NFJ Large-Cap Value Fund Class P	20.94%	12.58%	–0.46%	5.19%	5.67%
Allianz NFJ Large-Cap Value Fund Institutional Class	21.01%	12.71%	–0.39%	5.28%	5.77%
Allianz NFJ Large-Cap Value Fund Administrative Class	20.82%	12.40%	–0.67%	5.01%	5.50%
Russell Top 200 Value Index	19.88%	11.69%	0.17%	1.25%	1.66%
Lipper Large-Cap Value Funds Average	21.95%	12.96%	0.88%	2.61%	3.32%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.12% for Class A shares, 1.87% for Class B shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.37% for Class R shares, 0.87% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

20	Allianz Funds

Allianz NFJ Large-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	14.6%
Pharmaceuticals	10.1%
Insurance	9.8%
Diversified Telecommunication Services	7.1%
Electric Utilities	4.9%
Food & Staples Retailing	4.0%
Media	4.0%
Real Estate Investment Trust	3.7%
Other	40.0%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,207.50	$1,203.60	$1,203.00	$1,208.30	$1,205.90	$1,209.40	$1,210.10	$1,208.20
Expenses Paid During Period	$6.18	$10.33	$10.33	$6.18	$7.56	$4.79	$4.23	$5.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.61	$1,015.83	$1,015.83	$1,019.61	$1,018.35	$1,020.87	$1,021.37	$1,020.11
Expenses Paid During Period	$5.65	$9.45	$9.45	$5.65	$6.92	$4.38	$3.87	$5.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	21

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz NFJ Mid-Cap Value Fund returned 20.84%, underperforming its benchmark, the Russell Midcap Value Index (the “benchmark index”), which returned 25.86% during the reporting period.

Equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. Every sector in the value investment universe rose by double digits during the period, led by energy and materials, which gained on surging commodity prices. The telecommunications service sector was also among the best performing market segments. More defensive segments of the market largely underperformed during the rally, with health care and utilities lagging the most. Financials also underperformed.

Mixed performance in a few key sectors drove the Fund’s performance relative to its benchmark index. In the consumer discretionary sector, overweights to retailer RadioShack and GPS provider Garmin hampered returns, as did underweights to outperforming stocks such as Virgin Media and CBS, though an overweight to the sector was positive for relative returns. Stock selection in the energy sector was the largest detractor from returns. The Fund’s positions in the sector included overweights to underperforming stocks such as Southern Union as well as underweights to strong gainers such as Peabody Energy. Stock selection in financials also hampered performance during the period.

The strongest performing segment of the portfolio was the information technology sector, where the Fund benefited from strong security selection. The largest contributor to outperformance in the sector (and one of the Fund’s largest absolute contributors to return) was an overweight to electronics firm Jabil Circuit. Other contributors included an overweight to Xerox and underweights to poorer performers such as Micron Technology. An overweight to telecommunication services also bolstered returns, as did stock selection in the sector. The largest absolute contributor to Fund returns was an overweight to engineering firm Fluor.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	Fund Inception† (8/21/06)
Allianz NFJ Mid-Cap Value Fund Class A	20.84%	18.01%	0.74%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	14.22%	11.48%	–0.56%
Allianz NFJ Mid-Cap Value Fund Class C	20.25%	17.06%	–0.03%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	19.25%	16.06%	–0.03%
Allianz NFJ Mid-Cap Value Fund Class D	20.74%	18.05%	0.73%
Allianz NFJ Mid-Cap Value Fund Class P	20.93%	18.23%	1.01%
Allianz NFJ Mid-Cap Value Fund Institutional Class	21.06%	18.37%	1.11%
Russell Midcap Value Index	25.86%	24.75%	2.87%
Lipper Mid-Cap Value Funds Average	25.66%	22.35%	3.21%

† The Fund began operations on 8/21/06. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 8/31/06.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.28% for Class A shares, 2.03% for Class C shares, 1.28% for Class D shares, 1.03% for Class P shares and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

22	Allianz Funds

Allianz NFJ Mid-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Insurance	9.4%
Oil, Gas & Consumable Fuels	7.3%
Real Estate Investment Trust	7.2%
Metals & Mining	5.0%
Food Products	4.9%
Multi-Utilities	4.7%
Gas Utilities	4.6%
Specialty Retail	4.5%
Other	46.9%
Cash & Equivalents — Net	5.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,208.40	$1,202.50	$1,207.40	$1,209.30	$1,210.60
Expenses Paid During Period	$7.07	$11.21	$7.07	$5.68	$5.13

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.80	$1,015.02	$1,018.80	$1,020.06	$1,020.57
Expenses Paid During Period	$6.46	$10.26	$6.46	$5.19	$4.69

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class C, 1.27% for Class D, 1.02% for Class P and 0.92% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	23

Allianz NFJ Renaissance Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz NFJ Renaissance Fund returned 23.61%, underperforming its benchmark, the Russell Midcap Value Index (the “benchmark index”), which returned 25.86% during the reporting period.

Equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. Every sector in the value investment universe rose by double digits during the period, led by energy and materials, which gained on surging commodity prices. The telecommunications service sector was also among the best performing market segments. More defensive segments of the market largely underperformed during the rally, with health care and utilities lagging the most. Financials also underperformed.

Although sector allocation was on balance a contributor to Fund returns during the period, its benefits were more than offset by the negative impact of stock selection in a few key sectors. In the energy sector, the Fund’s returns were hampered by underweight exposures to outperforming companies such as Peabody Energy, Weatherford International and Massey Energy, as well as overweights to laggards such as Diamond Offshore. That said, the negative impact of stock selection was somewhat mitigated by the benefit of an overweight to the sector. An overweight to consumer staples and stock selection in that sector were both detrimental to returns, with overweights to poor performers such as Delhaize Group and Campbell Soup contributing to underperformance. Stock selection in the consumer discretionary sector also hindered performance.

Other positions were more beneficial. Both an overweight to materials and security selection within the sector contributed significantly to relative returns. Overweight positions in holdings such as fertilizer firms CF Industries, the largest absolute contributor to returns during the period, and Agrium, and miners Inmet Mining and HudBay Minerals all boosted the Fund’s performance. Other positive contributors included a significant underweight to the underperforming financials sector.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (4/18/88)
Allianz NFJ Renaissance Class A	23.61%	20.49%	2.67%	5.91%	11.29%
Allianz NFJ Renaissance Class A (adjusted)	16.81%	13.86%	1.51%	5.31%	11.01%
Allianz NFJ Renaissance Class B	23.10%	19.54%	1.89%	5.36%	11.03%
Allianz NFJ Renaissance Class B (adjusted)	18.10%	14.54%	1.62%	5.36%	11.03%
Allianz NFJ Renaissance Class C	23.14%	19.52%	1.90%	5.12%	10.45%
Allianz NFJ Renaissance Class C (adjusted)	22.14%	18.52%	1.90%	5.12%	10.45%
Allianz NFJ Renaissance Class D	23.53%	20.43%	2.66%	5.91%	11.29%
Allianz NFJ Renaissance Class R	23.37%	20.07%	2.42%	5.60%	10.92%
Allianz NFJ Renaissance Institutional Class	23.83%	20.93%	3.07%	6.33%	11.69%
Allianz NFJ Renaissance Administrative Class	23.61%	20.56%	2.80%	6.10%	11.44%
Russell Midcap Value Index	25.86%	24.75%	4.08%	8.06%	11.83%
Lipper Multi-Cap Core Funds Average	23.44%	15.92%	2.42%	2.91%	9.61%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 0.92% for Institutional Class shares and 1.17% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

24	Allianz Funds

Allianz NFJ Renaissance Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	10.7%
Metals & Mining	8.4%
Insurance	7.9%
Multi-Utilities	6.3%
Chemicals	5.9%
Energy Equipment & Services	4.7%
Health Care Providers & Services	4.5%
Electric Utilities	4.4%
Other	57.5%
Cash & Equivalents — Net	(10.3)%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,236.10	$1,231.00	$1,231.40	$1,235.30	$1,233.70	$1,238.30	$1,236.10
Expenses Paid During Period	$7.10	$11.30	$11.30	$7.10	$8.50	$5.13	$6.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.85	$1,015.07	$1,015.07	$1,018.85	$1,017.59	$1,020.62	$1,019.36
Expenses Paid During Period	$6.41	$10.21	$10.21	$6.41	$7.68	$4.63	$5.90

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	25

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz NFJ Small-Cap Value Fund returned 23.14%, underperforming its benchmark, the Russell 2000 Value Index (the “benchmark index”), which returned 26.58% during the reporting period.

Equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. Every sector in the value investment universe rose by double digits during the period, led by energy and materials, which gained on surging commodity prices. More defensive segments of the market largely underperformed during the rally, as health care, utilities, and consumer staples all lagged their peers. Financials and telecommunications also underperformed.

Although sector allocation was on balance a contributor to Fund returns during the period, its benefits were more than offset by the negative impact of stock selection in a few key sectors. In the materials sector, for example, a significant overweight contributed strongly to the Fund’s relative returns. Within the sector, however, the portfolio included several overweight positions in companies such as Iamgold, Royal Gold and Sonoco Products, as well as underweights in stronger performers such as Hecla Mining, which in aggregate detracted significantly from relative returns. Stock selection was also negative in the consumer discretionary sector, where overweight positions in stocks such as RadioShack and International Speedway hampered performance.

Other positions were strongly supportive of relative returns. A significant underweight to the underperforming financials sector made that sector the strongest performing exposure for the Fund. Stock selection in the industrials sector was also positive, led by overweight positions in companies such as mining equipment maker Bucyrus International, cable maker Belden CDT and construction services firm KBR. Bucyrus was also the largest absolute contributor to Fund returns during the period.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/1/91)
Allianz NFJ Small-Cap Value Fund Class A	23.14%	24.89%	7.45%	11.91%	12.21%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	16.37%	18.02%	6.24%	11.27%	11.88%
Allianz NFJ Small-Cap Value Fund Class B	22.71%	23.97%	6.64%	11.32%	11.90%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	17.71%	18.97%	6.34%	11.32%	11.90%
Allianz NFJ Small-Cap Value Fund Class C	22.71%	23.98%	6.65%	11.07%	11.38%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	21.71%	22.98%	6.65%	11.07%	11.38%
Allianz NFJ Small-Cap Value Fund Class D	23.11%	24.87%	7.44%	11.91%	12.21%
Allianz NFJ Small-Cap Value Fund Class R	23.01%	24.56%	7.18%	11.61%	11.87%
Allianz NFJ Small-Cap Value Fund Class P	23.25%	25.19%	7.75%	12.25%	12.55%
Allianz NFJ Small-Cap Value Fund Institutional Class	23.38%	25.36%	7.87%	12.38%	12.67%
Allianz NFJ Small-Cap Value Fund Administrative Class	23.20%	25.07%	7.61%	11.98%	12.32%
Russell 2000 Value Index	26.58%	24.50%	3.52%	8.42%	11.63%
Lipper Small-Cap Core Funds Average	27.86%	25.22%	4.08%	7.32%	10.81%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.23% for Class A shares, 1.98% for Class B shares, 1.98% for Class C shares, 1.23% for Class D shares, 1.48% for Class R shares, 0.99% for Class P shares, 0.83% for Institutional Class shares and 1.08% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

26	Allianz Funds

Allianz NFJ Small-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Oil, Gas & Consumable Fuels	14.9%
Chemicals	7.1%
Gas Utilities	6.0%
Metals & Mining	5.5%
Health Care Equipment & Supplies	4.7%
Food Products	4.2%
Real Estate Investment Trust	3.9%
Machinery	3.8%
Other	44.5%
Cash & Equivalents — Net	5.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,231.40	$1,227.10	$1,227.10	$1,231.10	$1,230.10	$1,232.50	$1,233.80	$1,232.00
Expenses Paid During Period	$6.69	$10.89	$10.89	$6.69	$8.09	$5.29	$4.45	$5.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.21	$1,015.43	$1,015.43	$1,019.21	$1,017.95	$1,020.47	$1,021.22	$1,019.96
Expenses Paid During Period	$6.06	$9.86	$9.86	$6.06	$7.32	$4.79	$4.02	$5.30

For each class of the Fund, expenses (net of waiver) are equal to the annualized expenses ratio for the class (1.19% for Class A, 1.94% for Class B, 1.94% for Class C, 1.19% for Class D, 1.44% for Class R, 0.94% for Class P, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	27

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz RCM Large-Cap Growth Fund returned 24.53%, underperforming its benchmark, the Russell 1000 Growth Index (the “benchmark index”), which returned 26.37% during the reporting period.

Stocks rose sharply in the U.S. during the review period on improved investor confidence and the confirmation of the widely anticipated second round of asset purchases by the Fed. Growth stocks performed especially well in this environment, with the benchmark Russell 1000 Growth Index rising by more than 26% for the six months ended December 31, 2010.

Nearly all sectors within the growth benchmark posted double-digit gains, led by the materials and energy sectors. The performance of both sectors reflected the sustained increase in commodity gainers included industrials and consumer discretionary. The worst-performing sector in the index by far was utilities, which rose only 3.87%.

Selection and sector allocations drive returns

Both stock selection and sector allocation were roughly balanced between contributors and detractors, though the balance in each case tilted toward underperformance. Stock selection was particularly strong in the industrials sector, where leading contributors included overweights to diversified power management firm Eaton Corp. and mining equipment maker Joy Global. Selection in energy was also beneficial. By contrast, selections in the financials sector included overweights to underperformers such as such as charge card leader American prices during the review period.

Other significant Express and discount broker Charles Schwab, making the sector a detractor from returns. Selection in the consumer staples, health care and information technology sectors also hindered performance, although the technology sector did include the largest absolute contributor to the Fund’s returns—an overweight to Apple Computer.

Performance was similarly varied at the sector allocation level. An overweight to health care detracted from performance, as did an underweight to materials. Other positions were more beneficial, including an overweight to the outperforming consumer discretionary sector. An underweight to consumer staples also bolstered returns during the period.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (12/31/96)
Allianz RCM Large-Cap Growth Fund Class A	24.53%	11.55%	2.75%	–0.55%	6.28%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	17.68%	5.42%	1.60%	–1.11%	5.85%
Allianz RCM Large-Cap Growth Fund Class B	24.10%	10.75%	1.99%	–1.15%	5.83%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	19.10%	5.75%	1.64%	–1.15%	5.83%
Allianz RCM Large-Cap Growth Fund Class C	24.15%	10.73%	2.01%	–1.28%	5.50%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	23.15%	9.73%	2.01%	–1.28%	5.50%
Allianz RCM Large-Cap Growth Fund Class D	24.51%	11.54%	2.76%	–0.50%	6.38%
Allianz RCM Large-Cap Growth Fund Class R	24.40%	11.33%	2.51%	–0.80%	6.02%
Allianz RCM Large-Cap Growth Fund Class P	24.60%	11.80%	3.06%	–0.23%	6.63%
Allianz RCM Large-Cap Growth Fund Institutional Class	24.76%	11.89%	3.15%	–0.14%	6.73%
Allianz RCM Large-Cap Growth Fund Administrative Class	24.60%	11.62%	2.90%	–0.37%	6.48%
Russell 1000 Growth Index	26.37%	16.71%	3.76%	0.02%	4.58%
Lipper Large-Cap Growth Funds Average	25.57%	14.80%	2.48%	–0.23%	4.92%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

28	Allianz Funds

Allianz RCM Large-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Computers & Peripherals	11.5%
Hotels, Restaurants & Leisure	6.9%
Machinery	6.4%
Software	5.9%
Internet Software & Services	5.1%
Energy Equipment & Services	5.0%
Health Care Providers & Services	4.5%
Semiconductors & Semiconductor Equipment	4.0%
Other	50.1%
Cash & Equivalents — Net (including Options Purchased & Options Written)	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,245.30	$1,241.00	$1,241.50	$1,245.10	$1,244.00	$1,246.00	$1,247.60	$1,246.00
Expenses Paid During Period	$6.28	$10.51	$10.51	$6.28	$7.69	$4.87	$4.31	$5.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.61	$1,015.83	$1,015.83	$1,019.61	$1,018.35	$1,020.87	$1,021.37	$1,020.11
Expenses Paid During Period	$5.65	$9.45	$9.45	$5.65	$6.92	$4.38	$3.87	$5.14

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P , 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	29

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC RCM Mid-Cap Fund returned 29.84%, underperforming its benchmark, the Russell Midcap Growth Index (the “benchmark index”), which returned 30.71% during the reporting period.

Stocks rose sharply in the U.S. during the review period on improved investor confidence and the confirmation of the widely anticipated second round of asset purchases by the Fed. Growth stocks performed especially well in this environment, with the benchmark Russell Midcap Growth Index rising by more than 30% for the six months ended December 31, 2010.

Nearly all sectors within the growth benchmark posted double-digit gains, led by the materials and energy sectors. Both sectors advanced strongly on the sustained increase in commodity prices during the review period. Other significant gainers included industrials and consumer discretionary. The worst-performing sector in the index by far was utilities, which rose only 3.87%.

Selection drives relative returns

The Fund benefited from strong selection in several sectors. The strongest contribution to returns came from the energy sector, where overweights to stocks such as oilfield services firm Weatherford

International and coal miner Alpha Natural Resources led returns. Weatherford was also the Fund’s largest absolute contributor to returns. Fund returns were also bolstered by selection in consumer staples, materials and consumer discretionary.

Other exposures were less beneficial. Selection in the health care sector detracted from returns, as overweights to struggling firms such as Thoratec and Nuvasive detracted from returns, as did an overweight to the sector. In the technology sector, holdings such as software providers Smart Technologies also hampered performance.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/6/79)
Allianz RCM Mid-Cap Fund Class A	29.84%	26.10%	5.61%	1.30%	13.47%
Allianz RCM Mid-Cap Fund Class A (adjusted)	22.69%	19.16%	4.42%	0.73%	13.26%
Allianz RCM Mid-Cap Fund Class B	29.60%	25.11%	4.81%	0.78%	13.26%
Allianz RCM Mid-Cap Fund Class B (adjusted)	24.60%	20.11%	4.47%	0.78%	13.26%
Allianz RCM Mid-Cap Fund Class C	29.28%	24.78%	4.75%	0.63%	12.70%
Allianz RCM Mid-Cap Fund Class C (adjusted)	28.28%	23.78%	4.75%	0.63%	12.70%
Allianz RCM Mid-Cap Fund Class D	30.17%	25.95%	5.68%	1.49%	13.73%
Allianz RCM Mid-Cap Fund Class R	30.11%	25.86%	5.42%	1.26%	13.30%
Allianz RCM Mid-Cap Fund Institutional Class	30.28%	26.24%	6.02%	1.90%	14.07%
Allianz RCM Mid-Cap Fund Administrative Class	30.03%	25.89%	5.73%	1.59%	13.77%
Russell Midcap Index	28.12%	25.48%	4.66%	6.54%	13.34%
Russell Midcap Growth Index	30.71%	26.38%	4.88%	3.12%	12.29%
Lipper Mid-Cap Growth Funds Average	30.11%	25.87%	4.67%	3.01%	11.17%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 1.14% for Class D shares, 1.38% for Class R shares, 0.80% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

30	Allianz Funds

Allianz RCM Mid-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Semiconductors & Semiconductor Equipment	7.5%
Software	7.2%
Specialty Retail	5.4%
Electrical Equipment	5.3%
Media	3.9%
Hotels, Restaurants & Leisure	3.7%
Machinery	3.6%
Health Care Equipment & Supplies	3.5%
Other	56.6%
Cash & Equivalents — Net	3.3%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,298.40	$1,296.00	$1,292.80	$1,301.70	$1,301.10	$1,302.80	$1,300.30
Expenses Paid During Period	$6.55	$10.88	$10.86	$6.56	$8.00	$4.53	$6.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.51	$1,015.73	$1,015.73	$1,019.51	$1,018.25	$1,021.27	$1,019.96
Expenses Paid During Period	$5.75	$9.55	$9.55	$5.75	$7.02	$3.97	$5.30

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.78% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	31

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz RCM Strategic Growth Fund returned 27.59%, outperforming its benchmark, the Russell 3000 Growth Index (the “benchmark index”), which returned 26.83% during the reporting period.

Stocks rose sharply in the U.S. during the review period on improved investor confidence and the confirmation of the widely anticipated second round of asset purchases by the Fed. Growth stocks performed especially well in this environment, with the benchmark Russell 3000 Growth Index rising by more than 26% for the six months ended December 31, 2010.

Nearly all sectors within the growth benchmark posted double-digit gains, led by the materials and energy sectors. The performance of both sectors reflected the sustained increase in commodity prices during the review period. Other strong gainers included industrials and consumer discretionary, both of which benefited from the more widespread investor preference for cyclical sectors. The worst-performing sector in the index by far was utilities, which rose only 4.60%.

Selection drives relative returns

The Fund benefited from strong stock selection, particularly in the industrials and consumer discretionary sectors. The strongest contribution to returns came from the consumer discretionary sector, where Fund was overweight to both the sector as well as to strong performers such as clothing maker Guess?, casino firm Las Vegas

Sands, and Netflix. Selection in industrials was another area of strength, supported by overweights to manufacturer Ametek and airline holding company AirTran Holdings, though the benefits were somewhat mitigated by an underweight to the sector. Fund returns were also bolstered by an underweight to the consumer staples sector. Leverage also contributed to the Fund’s gains during the period.

Other exposures were less beneficial to relative returns. At the sector level, an overweight to health care was the primary detractor, though underweights to energy and materials also hampered returns by offsetting the benefits of strong stock selection in those sectors.

Average Annual Total Return for the period ended December 31, 2010

	6 months*	1 Year	Fund Inception† (3/31/06)
Allianz RCM Strategic Growth Fund Class A	27.59%	16.08%	3.43%
Allianz RCM Strategic Growth Fund Class A (adjusted)	20.57%	9.69%	2.21%
Allianz RCM Strategic Growth Fund Class C	27.10%	15.29%	2.67%
Allianz RCM Strategic Growth Fund Class C (adjusted)	26.10%	14.29%	2.67%
Allianz RCM Strategic Growth Fund Class D	27.61%	16.17%	3.42%
Allianz RCM Strategic Growth Fund Class P	27.72%	16.42%	3.71%
Allianz RCM Strategic Growth Fund Institutional Class	27.81%	16.52%	3.82%
Allianz RCM Strategic Growth Fund Administrative Class	27.65%	16.27%	3.57%
Russell 3000 Growth Index	26.83%	17.64%	3.22%
Lipper Large-Cap Growth Funds Average	25.57%	14.80%	1.94%

† The Fund began operations on 3/31/06. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 3/31/06.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 34 and 35 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares, 2.46% for Class C shares, 1.71% for Class D shares, 1.46% for Class P shares, 1.36% for Institutional Class shares and 1.63% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

32	Allianz Funds

Allianz RCM Strategic Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Computers & Peripherals	9.6%
Software	8.8%
Hotels, Restaurants & Leisure	8.4%
Semiconductors & Semiconductor Equipment	6.8%
Oil, Gas & Consumable Fuels	5.4%
Specialty Retail	4.9%
Pharmaceuticals	4.7%
Internet Software & Services	4.1%
Other	49.3%
Cash & Equivalents — Net (including Options Purchased & Options Written)	(2.0)%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,275.90	$1,271.00	$1,276.10	$1,277.20	$1,278.10	$1,276.50
Expenses Paid During Period	$9.35	$13.62	$9.35	$7.92	$7.35	$8.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,016.99	$1,013.21	$1,016.99	$1,018.25	$1,018.75	$1,017.49
Expenses Paid During Period	$8.29	$12.08	$8.29	$7.02	$6.51	$7.78

For each class of the Fund, expenses (net of waiver) are equal to the annualized expense ratio for the class (1.63% for Class A, 2.38% for Class C, 1.63% for Class D, 1.38% for Class P, 1.28% for Institutional Class and 1.53% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

Semiannual Report	December 31, 2010	33

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for AGIC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: NFJ Renaissance (A in 2/91, B in 5/95), AGIC Growth (A in 10/90, B in 5/95) and AGIC Opportunity (A in 12/90, B in 3/99).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Renaissance (4/98), NFJ Small-Cap Value (6/02), RCM Large-Cap Growth (3/99) and RCM Mid-Cap (12/00). The oldest share class for AGIC Target is the A shares, and the D shares were first offered in 6/00. The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): AGIC Growth (1/00).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AGIC Global/A, NFJ Dividend Value/Institutional and Administrative, NFJ Renaissance/C, NFJ Small-Cap Value/Institutional, AGIC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AGIC International and NFJ Large-Cap Value is the Institutional share class, and AGIC International R shares class was first offered in 1/06. The oldest share class for NFJ International Value is the Institutional share class and for AGIC Opportunity is Class C, and each first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for AGIC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Renaissance (4/88), AGIC Growth (3/99) and AGIC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95). The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the month/year indicated in parenthesis after each Fund name: RCM Disciplined International Equity (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Technology (3/05).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full

34	Allianz Funds

redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of the Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Semiannual Report	December 31, 2010	35

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description

Barclays Capital U.S. Aggregate Bond Index	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays Capital U.S. Credit Index	The Barclays Capital U.S. Credit Index is the U.S. Credit component of the U.S. Government/Credit Index. It consists of publicly issued U.S. corporate and specific foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government Bond Indes	The Barclays Capital U.S. Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

Barclays Capital U.S. High Yield Index	The Barclays Capital High Yield Index is an unmanaged market-weighted index including only SEC registered and 144(a) securities with fixed (non-variable) coupons. All bonds must have an outstanding principal of $100 million or greater, a remaining maturity of at least one year, a rating of below investment grade and a U.S. Dollar denomination.

MSCI EAFE Index	The MSCI Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index	The MSCI World Index is a free-float-adjusted market capitalization index which is designed to measure global developed market equity performance.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes that are considered to have less than average growth orientation.

36	Allianz Funds

Index	Description
Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Composite Index is an unmanaged market index that is generally representative of the U.S. stock market.

Semiannual Report	December 31, 2010	37

Schedule of Investments

AGIC Growth Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace & Defense—1.7%
Precision Castparts Corp.	83,330	$11,600

Air Freight & Logistics—2.2%
FedEx Corp.	161,079	14,982

Automobiles—2.9%
Ford Motor Co. (a)	594,600	9,983
General Motors Co. (a)	247,600	9,127

		19,110

Beverages—2.9%
Coca-Cola Co.	293,050	19,274

Biotechnology—3.0%
Celgene Corp. (a)	147,420	8,718
Gilead Sciences, Inc. (a)	306,290	11,100

		19,818

Chemicals—3.6%
Monsanto Co.	135,888	9,463
Mosaic Co.	191,290	14,607

		24,070

Communications Equipment—4.4%
Juniper Networks, Inc. (a)	295,700	10,917
QUALCOMM, Inc.	365,840	18,106

		29,023

Computers & Peripherals—9.8%
Apple, Inc. (a)	122,080	39,378
EMC Corp. (a)	628,594	14,395
NetApp, Inc. (a)	208,000	11,432

		65,205

Construction & Engineering—2.1%
Fluor Corp.	212,900	14,107

Consumer Finance—1.1%
American Express Co.	178,500	7,661

Diversified Financial Services—3.4%
IntercontinentalExchange, Inc. (a)	70,500	8,400
JPMorgan Chase & Co.	330,920	14,038

		22,438

Energy Equipment & Services—3.8%
Baker Hughes, Inc.	248,277	14,194
Weatherford International Ltd. (a)	497,202	11,336

		25,530

Food & Staples Retailing—1.3%
Costco Wholesale Corp.	119,600	8,636

Food Products—2.9%
Kraft Foods, Inc., Class A	324,950	10,239
Mead Johnson Nutrition Co., Class A	142,400	8,865

		19,104

Health Care Equipment & Supplies—2.0%
Intuitive Surgical, Inc. (a)	19,136	4,932
St. Jude Medical, Inc. (a)	190,250	8,133

		13,065

Health Care Providers & Services—3.1%
CIGNA Corp.	243,540	8,928
Express Scripts, Inc. (a)	214,510	11,594

		20,522

	Shares	Value (000s)

Hotels, Restaurants & Leisure—3.0%
Marriott International, Inc., Class A	205,056	$8,518
Starbucks Corp.	359,200	11,541

		20,059

Insurance—1.3%
Prudential Financial, Inc.	144,250	8,469

Internet & Catalog Retail—1.8%
Amazon.com, Inc. (a)	65,349	11,763

Internet Software & Services—5.0%
Baidu, Inc. ADR (a)	52,930	5,109
Google, Inc., Class A (a)	47,460	28,190

		33,299

IT Services—2.2%
Cognizant Technology Solutions
Corp., Class A (a)	202,695	14,855

Machinery—4.1%
Caterpillar, Inc.	28,400	2,660
Cummins, Inc.	121,470	13,363
Eaton Corp.	111,880	11,357

		27,380

Media—3.7%
DIRECTV, Class A (a)	370,900	14,810
Walt Disney Co.	257,500	9,659

		24,469

Metals & Mining—2.2%
Freeport-McMoRan Copper
& Gold, Inc.	124,750	14,981

Multiline Retail—1.7%
Macy’s, Inc.	451,590	11,425

Oil, Gas & Consumable Fuels—5.6%
EOG Resources, Inc.	77,300	7,066
Exxon Mobil Corp.	323,993	23,691
PetroHawk Energy Corp. (a)	367,742	6,711

		37,468

Pharmaceuticals—1.7%
Teva Pharmaceutical Industries Ltd. ADR	223,860	11,670

Road & Rail—2.4%
Union Pacific Corp.	175,243	16,238

Semiconductors & Semiconductor Equipment—2.9%
ARM Holdings PLC ADR	521,300	10,817
Broadcom Corp., Class A	188,787	8,222

		19,039

Software—5.8%
Citrix Systems, Inc. (a)	143,743	9,834
Oracle Corp.	437,800	13,703
Salesforce.com, Inc. (a)	56,230	7,422
VMware, Inc., Class A (a)	84,400	7,504

		38,463

Textiles, Apparel & Luxury Goods—1.0%
Polo Ralph Lauren Corp.	58,490	6,488

Wireless Telecommunication Services—2.7%
America Movil SAB De C.V. ADR, Ser. L	169,999	9,748
American Tower Corp., Class A (a)	153,470	7,925

		17,673

Total Common Stock (cost—$518,835)		647,884

	Units	Value (000s)
WARRANTS—0.8%
Diversified Financial Services—0.8%
Bank of America Corp., expires 1/16/19 (a) (cost—$5,922)	709,200	$5,064

	Principal Amount (000s)
Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $18,257; collateralized by U.S. Treasury Notes, 0.625%, due 12/31/12, valued at $18,627 including accrued interest (cost—$18,257)	$18,257	18,257

Total Investments (cost—$543,014)—100.8%		671,205

Liabilities in excess of other assets—(0.8)%		(5,394)

Net Assets—100.0%		$665,811

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

38	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

AGIC Income & Growth Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—33.1%
Aerospace & Defense—0.2%
L-3 Communications Holdings, Inc. (e)	13,500	$952

Auto Components—0.9%
Johnson Controls, Inc. (e)	93,700	3,579

Automobiles—0.8%
Ford Motor Co. (e)(f)	199,700	3,353

Beverages—2.3%
Coca-Cola Co.	47,700	3,137
Molson Coors Brewing Co., Class B	64,200	3,222
PepsiCo, Inc.	46,700	3,051

		9,410

Biotechnology—0.8%
Gilead Sciences, Inc. (f)	82,600	2,993

Commercial Services & Supplies—0.2%
Avery Dennison Corp.	20,390	863

Communications Equipment—2.0%
Cisco Systems, Inc. (f)	104,900	2,122
Harris Corp. (e)	60,400	2,736
QUALCOMM, Inc.	67,500	3,341

		8,199

Computers & Peripherals—1.7%
Apple, Inc. (e)(f)	10,750	3,468
EMC Corp. (e)(f)	151,500	3,469

		6,937

Construction & Engineering—0.8%
Fluor Corp.	50,800	3,366

Consumer Finance—0.2%
SLM Corp. (f)	55,979	705

Diversified Telecommunication Services—0.9%
Verizon Communications, Inc.	98,800	3,535

Electronic Equipment, Instruments & Components—0.9%
Amphenol Corp., Class A (e)	65,800	3,473

Energy Equipment & Services—2.3%
Diamond Offshore Drilling, Inc.	32,100	2,146
National-Oilwell Varco, Inc. (e)	53,200	3,578
Schlumberger Ltd.	42,900	3,582

		9,306

Health Care Equipment & Supplies—1.0%
Baxter International, Inc.	64,400	3,260
Intuitive Surgical, Inc. (f)	3,250	838

		4,098

Health Care Providers & Services—1.7%
McKesson Corp. (e)	49,800	3,505
Medco Health Solutions, Inc. (e)(f)	53,300	3,266

		6,771

Hotels, Restaurants & Leisure—0.8%
McDonald’s Corp.	44,100	3,385

Household Products—0.7%
Procter & Gamble Co.	45,400	2,921

Industrial Conglomerates—1.7%
General Electric Co.	191,422	3,501
Textron, Inc.	133,900	3,166

		6,667

		Shares	Value (000s)

Insurance—0.8%
Prudential Financial, Inc.		58,200	$3,417

Internet Software & Services—0.8%
Google, Inc., Class A (e)(f)		5,275	3,133

IT Services—0.9%
International Business Machines Corp.		23,650	3,471

Machinery—2.5%
AGCO Corp. (f)		63,700	3,227
Deere & Co.		39,300	3,264
Joy Global, Inc. (e)		39,300	3,409

			9,900

Metals & Mining—0.8%
Freeport-McMoRan Copper & Gold, Inc. (e)		27,250	3,272

Multiline Retail—0.8%
Target Corp.		54,300	3,265

Oil, Gas & Consumable Fuels—1.7%
Occidental Petroleum Corp. (e)		33,800	3,316
Peabody Energy Corp. (e)		55,500	3,551

			6,867

Pharmaceuticals—1.6%
Abbott Laboratories		56,600	2,712
Bristol-Myers Squibb Co.		108,000	2,860
Merck & Co., Inc.		9,437	340
Mylan, Inc. (f)		29,274	618

			6,530

Semiconductors & Semiconductor Equipment—1.6%
Intel Corp.		147,900	3,110
Texas Instruments, Inc.		104,200	3,387

			6,497

Software—1.7%
Microsoft Corp.		121,700	3,398
Oracle Corp. (e)		116,600	3,649

			7,047

Total Common Stock (cost—$132,457)			133,912

CORPORATE BONDS & NOTES—30.5%
	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)
Aerospace & Defense—0.7%
TransDigm, Inc. (a),
7.75%, 12/15/18	B3/B-	$1,750	1,820
Triumph Group, Inc.,
8.00%, 11/15/17	B1/B+	985	1,029

			2,849

Apparel & Textiles—0.4%
Oxford Industries, Inc.,
11.375%, 7/15/15	B1/BB-	105	119
Quiksilver, Inc.,
6.875%, 4/15/15	Caa1/CCC+	1,750	1,719

			1,838

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Automotive—1.5%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	B3/B-	$1,775	$1,826
Cooper-Standard Automotive, Inc. (a),
8.50%, 5/1/18	B2/B+	1,040	1,107
Exide Technologies,
10.50%, 3/15/13	B3/B-	730	744
Navistar International Corp.,
8.25%, 11/1/21	B1/BB-	925	999
Titan International, Inc. (a),
7.875%, 10/1/17	B1/B+	1,115	1,182

			5,858

Building & Construction—0.9%
Beazer Homes USA, Inc. (a),
9.125%, 5/15/19	Caa2/CCC	1,510	1,468
Standard Pacific Corp.,
8.375%, 5/15/18 (a)	B3/B	1,310	1,317
8.375%, 5/15/18	B3/B	770	774

			3,559

Building Products—0.1%
Louisiana-Pacific Corp.,
13.00%, 3/15/17	Ba3/BBB-	228	248

Chemicals—1.2%
Hexion US Finance Corp.,
8.875%, 2/1/18	B3/CCC+	1,300	1,396
Huntsman International LLC,
8.625%, 3/15/20	B3/B-	1,085	1,185
Momentive Performance Materials, Inc.,
11.50%, 12/1/16	Caa2/CCC	2,050	2,235

			4,816

Commercial Services—3.1%
Avis Budget Car Rental LLC,
7.75%, 5/15/16	B3/B	975	999
Cardtronics, Inc.,
8.25%, 9/1/18	B2/BB-	1,250	1,338
Hertz Corp.,
10.50%, 1/1/16	B3/B-	1,250	1,325
Interactive Data Corp. (a),
10.25%, 8/1/18	Caa1/B-	960	1,056
KAR Auction Services, Inc.,
8.75%, 5/1/14	B3/CCC+	1,900	1,985
National Money Mart Co.,
10.375%, 12/15/16	B2/B+	1,000	1,085
PHH Corp. (a),
9.25%, 3/1/16	Ba2/BB+	1,120	1,187
RSC Equipment Rental, Inc.,
9.50%, 12/1/14	Caa2/B-	1,300	1,372

12.31.10	Allianz Funds Semiannual Report	39

Schedule of Investments (cont.)

AGIC Income & Growth Fund

December 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

United Rentals North America, Inc.,
8.375%, 9/15/20	Caa1/CCC+	$1,995	$2,040

			12,387

Communications—0.3%
Affinion Group, Inc.,
11.50%, 10/15/15	Caa1/B-	1,250	1,306

Construction & Engineering—0.0%
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	200

Consumer Products—0.3%
Jarden Corp.,
7.50%, 5/1/17	B2/B	300	317
Revlon Consumer Products Corp.,
9.75%, 11/15/15	B3/B	1,005	1,068

			1,385

Diversified Manufacturing—0.3%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	400	382
Polypore International, Inc. (a),
7.50%, 11/15/17	B3/B-	625	641

			1,023

Electronics—1.3%
General Cable Corp.,
7.125%, 4/1/17	Ba3/B+	400	414
Kemet Corp. (a),
10.50%, 5/1/18	B1/B	1,750	1,890
NXP BV (a),
9.75%, 8/1/18	B3/B-	1,500	1,695
Sanmina-SCI Corp.,
8.125%, 3/1/16	B2/CCC+	1,340	1,360

			5,359

Energy—0.7%
Arch Coal, Inc.,
7.25%, 10/1/20	B1/BB-	1,000	1,060
Cloud Peak Energy Resources LLC,
8.25%, 12/15/17	B1/BB-	1,765	1,904

			2,964

Entertainment—0.2%
AMC Entertainment, Inc.,
11.00%, 2/1/16	Caa1/CCC+	750	797

Financial Services—2.0%
Ally Financial, Inc.,
6.75%, 12/1/14	B3/B	720	761
American General Finance Corp.,
6.90%, 12/15/17	B3/B	1,350	1,097
CB Richard Ellis Services, Inc.,
11.625%, 6/15/17	Ba2/B+	300	349
CIT Group, Inc.,
7.00%, 5/1/16	B3/B+	2,000	2,013

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Ford Motor Credit Co. LLC,
8.125%, 1/15/20	Ba2/B+	$425	$495
International Lease Finance Corp.,
8.25%, 12/15/20	B1/BB+	1,540	1,588
8.625%, 9/15/15 (a)	B1/BB+	565	609
SLM Corp.,
8.45%, 6/15/18	Ba1/BBB-	1,070	1,114

			8,026

Healthcare & Hospitals—0.7%
Hanger Orthopedic Group, Inc.,
7.125%, 11/15/18	NR/B	1,880	1,885
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	700	748

			2,633

Hotels/Gaming—1.2%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	Caa1/B	380	430
12.75%, 4/15/18 (a)	Ca/CCC	1,110	1,143
MGM Resorts International,
11.375%, 3/1/18	Caa1/CCC+	2,000	2,180
Scientific Games Corp. (a),
8.125%, 9/15/18	B1/BB-	985	997

			4,750

Household Products—0.2%
Libbey Glass, Inc. (a),
10.00%, 2/15/15	B2/B	920	994

Internet Software & Services—0.2%
Equinix, Inc.,
8.125%, 3/1/18	Ba2/B+	475	499
Terremark Worldwide, Inc.,
12.00%, 6/15/17	B1/B-	300	345

			844

Leisure—1.2%
NCL Corp. Ltd. (a),
9.50%, 11/15/18 (a)	Caa1/B	1,615	1,672
11.75%, 11/15/16	B2/B+	750	878
Travelport LLC,
9.875%, 9/1/14	B3/CCC+	2,250	2,202

			4,752

Machinery—0.3%
Baldor Electric Co.,
8.625%, 2/15/17	B3/B	1,250	1,407

Multi-Media—1.8%
Cablevision Systems Corp.,
8.625%, 9/15/17	B1/B+	1,020	1,116
CCO Holdings LLC,
7.875%, 4/30/18	B2/B	285	296

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17	B2/B	$1,275	$1,393
DISH DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	1,000	1,037
Media General, Inc.,
11.75%, 2/15/17	B2/B	495	523
Mediacom Broadband LLC,
8.50%, 10/15/15	B3/B-	2,050	2,070
Sirius XM Radio, Inc. (a),
8.75%, 4/1/15	B3/BB-	750	816

			7,251

Oil & Gas—3.9%
Allis-Chalmers Energy, Inc.,
9.00%, 1/15/14	Caa1/B-	1,000	1,020
BreitBurn Energy Partners L.P. (a),
8.625%, 10/15/20	B3/B+	1,600	1,616
Carrizo Oil & Gas, Inc. (a),
8.625%, 10/15/18	B3/B-	1,545	1,599
Concho Resources, Inc.,
7.00%, 1/15/21	B3/BB	1,440	1,480
Energy Transfer Equity L.P.,
7.50%, 10/15/20	Ba2/BB-	1,020	1,056
Energy XXI Gulf Coast, Inc. (a),
9.25%, 12/15/17	Caa1/B	1,570	1,637
Exterran Holdings, Inc. (a),
7.25%, 12/1/18	Ba3/BB	2,015	2,010
Frac Tech Services LLC (a),
7.125%, 11/15/18	B2/B+	1,910	1,943
Petrohawk Energy Corp.,
7.25%, 8/15/18	B3/B+	1,500	1,522
7.875%, 6/1/15	B3/B+	500	523
Pioneer Drilling Co.,
9.875%, 3/15/18	NR/B	1,250	1,328

			15,734

Paper/Paper Products—0.1%
Neenah Paper, Inc.,
7.375%, 11/15/14	B1/BB-	550	565

Pharmaceuticals—0.1%
Endo Pharmaceuticals Holdings, Inc. (a),
7.00%, 12/15/20	Ba2/BB+	390	400

Printing/Publishing—0.5%
Cenveo Corp.,
7.875%, 12/1/13	Caa2/CCC+	590	566
10.50%, 8/15/16 (a)	Caa1/CCC+	1,315	1,299

			1,865

40	Allianz Funds Semiannual Report	12.31.10

Schedule of Investments (cont.)

AGIC Income & Growth Fund

December 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Retail—1.2%
DineEquity, Inc. (a),
9.50%, 10/30/18	B3/CCC+	$1,250	$1,331
Inergy L.P.,
8.25%, 3/1/16	Ba3/B+	1,500	1,572
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	Caa2/CCC+	1,080	1,146
Rite Aid Corp.,
8.625%, 3/1/15	Caa3/CCC	410	361
Star Gas Partners L.P. (a),
8.875%, 12/1/17	B2/B-	505	510

			4,920

Technology—1.1%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	Ba3/B+	965	1,028
First Data Corp.,
9.875%, 9/24/15	Caa1/B-	950	910
Freescale Semiconductor, Inc.,
8.875%, 12/15/14	Caa2/CCC	1,505	1,580
10.125%, 3/15/18 (a)	B2/B-	500	565
10.75%, 8/1/20	Caa2/CCC	500	547

			4,630

Telecommunications—2.8%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	B3/B-	1,660	1,565
Crown Castle International Corp.,
9.00%, 1/15/15	B1/B-	1,000	1,108
DigitalGlobe, Inc.,
10.50%, 5/1/14	Ba3/BBB-	800	917
Global Crossing Ltd.,
12.00%, 9/15/15	B2/B	500	566
Hughes Network Systems LLC,
9.50%, 4/15/14	B1/B	1,515	1,570
Intelsat Jackson Holdings S.A.,
9.50%, 6/15/16	B3/B+	700	742
ITC Deltacom, Inc.,
10.50%, 4/1/16	B3/B-	1,070	1,169
Nextel Communications, Inc.,
7.375%, 8/1/15	Ba2/BB-	550	553
NII Capital Corp.,
8.875%, 12/15/19	B2/BB-	430	465
West Corp.,
11.00%, 10/15/16	Caa1/B-	950	1,036
Windstream Corp.,
8.625%, 8/1/16	Ba3/B+	1,500	1,586

			11,277

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Transportation—1.4%
Aircastle Ltd.,
9.75%, 8/1/18	Ba3/BB+	$1,150	$1,262
Quality Distribution LLC (a),
9.875%, 11/1/18	Caa1/B-	1,500	1,496
Swift Services Holdings, Inc. (a),
10.00%, 11/15/18	Caa1/B-	1,750	1,842
Western Express, Inc. (a),
12.50%, 4/15/15	Caa1/B-	1,000	890

			5,490

Utilities—0.5%
Calpine Corp. (a),
7.50%, 2/15/21	B1/B+	1,555	1,539
Edison Mission Energy,
7.00%, 5/15/17	B3/B-	500	399

			1,938

Wholesale—0.3%
WESCO Distribution, Inc.,
7.50%, 10/15/17	B1/B	1,075	1,092

Total Corporate Bonds & Notes (cost—$119,201)			123,157

CONVERTIBLE BONDS—25.3%
Aerospace & Defense—0.3%
Triumph Group, Inc.,
2.625%, 10/1/26	NR/NR	825	1,383

Airlines—0.3%
Continental Airlines, Inc.,
4.50%, 1/15/15	B3/CCC+	850	1,248

Auto Components—1.3%
BorgWarner, Inc.,
3.50%, 4/15/12	NR/BBB	800	1,793
Titan International, Inc. (a),
5.625%, 1/15/17	NR/B+	700	1,474
TRW Automotive, Inc. (a),
3.50%, 12/1/15	B2/B+	1,000	1,927

			5,194

Biotechnology—0.3%
Illumina, Inc.,
0.625%, 2/15/14	NR/NR	375	1,089

Building/Construction—0.8%
Lennar Corp. (a),
2.00%, 12/1/20	B3/B+	1,000	996
2.75%, 12/15/20	B3/B+	600	659
MasTec, Inc.,
4.00%, 6/15/14	NR/B+	1,200	1,452

			3,107

Communications—2.2%
Digital River, Inc. (a),
2.00%, 11/1/30	NR/NR	1,440	1,415
Interpublic Group of Cos., Inc.,
4.75%, 3/15/23	Ba2/BB	1,440	1,690
Priceline.com, Inc. (a),
1.25%, 3/15/15	NR/BBB-	1,250	1,841

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Symantec Corp.,
1.00%, 6/15/13	NR/BBB	$1,835	$2,094
VeriSign, Inc.,
3.25%, 8/15/37	NR/NR	1,650	1,858

			8,898

Consumer Products—0.1%
Jakks Pacific, Inc. (a),
4.50%, 11/1/14	NR/NR	450	608

Consumer Services—1.3%
Alliance Data Systems Corp.,
1.75%, 8/1/13	NR/NR	1,735	1,869
Coinstar, Inc.,
4.00%, 9/1/14	NR/BB+	1,105	1,761
Dollar Financial Corp.,
3.00%, 4/1/28	NR/NR	70	83
United Rentals, Inc.,
4.00%, 11/15/15	NR/B	750	1,651

			5,364

Distributors—0.4%
WESCO International, Inc.,
6.00%, 9/15/29	NR/B	800	1,654

Diversified Manufacturing—0.6%
Actuant Corp.,
2.00%, 11/15/23	NR/B+	1,200	1,641
Griffon Corp. (a),
4.00%, 1/15/17	NR/NR	775	848

			2,489

Electrical Equipment—0.8%
EnerSys (h),
3.375%, 6/1/38	B2/BB	1,275	1,436
General Cable Corp., VRN (h),
4.50%, 11/15/29	B2/B	1,370	1,635

			3,071

Food—0.5%
Smithfield Foods, Inc.,
4.00%, 6/30/13	NR/B-	1,600	1,874

Healthcare—1.2%
AMERIGROUP Corp.,
2.00%, 5/15/12	NR/BB	1,175	1,372
Fisher Scientific International, Inc.,
3.25%, 3/1/24	Baa2/BBB+	1,400	1,962
Hologic, Inc.,
2.00%, 12/15/37	NR/BB+	1,255	1,317

			4,651

Hotels/Gaming—1.1%
Gaylord Entertainment Co. (a),
3.75%, 10/1/14	NR/NR	1,000	1,463
MGM Resorts International (a),
4.25%, 4/15/15	Caa1/CCC+	1,275	1,403

12.31.10	Allianz Funds Semiannual Report	41

Schedule of Investments (cont.)

AGIC Income & Growth Fund

December 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Wyndham Worldwide Corp.,
3.50%, 5/1/12	Ba1/BBB-	$700	$1,690

			4,556

Insurance—0.8%
American Equity Investment Life Holding Co. (a),
3.50%, 9/15/15	NR/NR	1,215	1,438
MGIC Investment Corp.,
5.00%, 5/1/17	NR/CCC+	1,655	1,910

			3,348

Machinery—0.3%
Roper Industries, Inc., VRN, zero coupon, 1/15/34	Ba1/BB+	1,450	1,390

Materials & Processing—1.2%
Alcoa, Inc.,
5.25%, 3/15/14	Baa3/NR	600	1,487
Newmont Mining Corp.,
1.25%, 7/15/14	NR/BBB+	950	1,367
Steel Dynamics, Inc.,
5.125%, 6/15/14	NR/BB+	1,500	1,909

			4,763

Multi-Media—0.7%
Liberty Media LLC,
3.125%, 3/30/23	B1/BB-	1,200	1,352
3.50%, 1/15/31	B1/BB-	2,580	1,409

			2,761

Oil & Gas—2.0%
Cameron International Corp.,
2.50%, 6/15/26	Baa1/BBB+	1,010	1,472
Exterran Holdings, Inc.,
4.25%, 6/15/14	NR/B+	545	680
Newpark Resources, Inc.,
4.00%, 10/1/17	NR/CCC+	255	231
Oil States International, Inc.,
2.375%, 7/1/25	NR/NR	775	1,594
Petroleum Development Corp. (a),
3.25%, 5/15/16	NR/NR	1,250	1,493
Pioneer Natural Resources Co.,
2.875%, 1/15/38	NR/BB+	925	1,405
Western Refining, Inc.,
5.75%, 6/15/14	NR/CCC+	890	1,071

			7,946

Pharmaceuticals—2.3%
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	NR/B-	1,325	1,910

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Endo Pharmaceuticals Holdings, Inc.,
1.75%, 4/15/15	NR/NR	$1,100	$1,468
Mylan, Inc.,
3.75%, 9/15/15	NR/BB-	1,150	1,992
Salix Pharmaceuticals Ltd.,
2.75%, 5/15/15	NR/NR	1,125	1,439
Valeant Pharmaceuticals International, Inc. (a),
5.375%, 8/1/14	NR/NR	550	1,147
Viropharma, Inc.,
2.00%, 3/15/17	NR/NR	1,035	1,164

			9,120

Real Estate Investment Trust—1.3%
Boston Properties L.P.,
3.75%, 5/15/36	NR/A-	1,300	1,440
Developers Diversified Realty Corp.,
1.75%, 11/15/40	NR/NR	1,850	1,968
Host Hotels & Resorts L.P. (a),
2.50%, 10/15/29	NR/BB+	1,225	1,732

			5,140

Retail—0.7%
RadioShack Corp. (a),
2.50%, 8/1/13	Ba1/NR	900	964
Saks, Inc.,
2.00%, 3/15/24	B3/B+	1,950	2,031

			2,995

Technology—3.3%
Cadence Design Systems, Inc. (a),
2.625%, 6/1/15	NR/NR	1,450	1,840
Concur Technologies, Inc. (a),
2.50%, 4/15/15	NR/NR	1,225	1,453
CSG Systems International, Inc. (a),
3.00%, 3/1/17	NR/NR	825	843
NetApp, Inc.,
1.75%, 6/1/13	NR/NR	635	1,135
Nuance Communications, Inc.,
2.75%, 8/15/27	NR/B-	1,140	1,344
Rovi Corp. (a),
2.625%, 2/15/40	NR/NR	975	1,411
Salesforce.com, Inc. (a),
0.75%, 1/15/15	NR/NR	1,000	1,654
SanDisk Corp.,
1.50%, 8/15/17	NR/BB-	1,800	2,041
Teradyne, Inc.,
4.50%, 3/15/14	NR/NR	570	1,522

			13,243

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Telecommunications—1.5%
Anixter International, Inc.,
1.00%, 2/15/13	NR/B+	$1,420	$1,596
Ixia (a),
3.00%, 12/15/15	NR/NR	1,285	1,434
SBA Communications Corp.,
1.875%, 5/1/13	NR/NR	1,700	1,915
Time Warner Telecom, Inc.,
2.375%, 4/1/26	B3/B-	1,125	1,244

			6,189

Total Convertible Bonds (cost—$95,056)			102,081

CONVERTIBLE PREFERRED STOCK—5.7%
		Shares
Automobiles—0.5%
General Motors Co., Ser. B,
4.75%, 12/1/13	NR/NR	37,190	2,013

Banking—0.1%
Barclays Bank PLC,
10.00% due 3/15/11
(Teva Pharmaceutical Industries Ltd. ADR) (g)	A+/A1	10	494

Diversified Financial Services—1.2%
2010 Swift Mandatory Common
Exchange Security Trust,
6.00%, 12/31/13 (a)	NR/NR	92,810	1,169
AMG Capital Trust I,
5.10%, 4/15/11	NR/BB	34,090	1,707
Bank of America Corp., Ser. L,
7.25%, 1/30/13 (d)	Ba3/BB+	700	670
Citigroup, Inc.,
7.50%, 12/15/12	NR/NR	10,300	1,408
Lehman Brothers Holdings, Inc. (b)(c)(g),
6.00%, 10/12/10
(General Mills, Inc.)	WR/NR	7,700	25
28.00%, 3/6/09
(Transocean Ltd.)	WR/NR	1,350	18

			4,997

Electric Utilities—0.3%
NextEra Energy, Inc.,
8.375%, 6/1/12	NR/NR	8,800	437
PPL Corp.,
9.50%, 7/1/13	NR/NR	15,800	868

			1,305

42	Allianz Funds Semiannual Report	12.31.10

Schedule of Investments (cont.)

AGIC Income & Growth Fund

December 31, 2010 (unaudited)

	Credit Rating (Moody’s/ S&P)	Shares	Value (000s)

Financial Services—0.7%
Bank of America Corp.,
10.00% due 2/24/11
(Schlumberger Ltd.) (g)	A/A2	8	$587
Fifth Third Bancorp, Ser. G,
8.50%, 6/30/13 (d)	Ba1/BB	10,120	1,509
Wells Fargo & Co., Ser. L,
7.50%, 3/15/13 (d)	Baa3/A-	565	565

			2,661

Food Products—0.4%
Archer-Daniels-Midland Co.,
6.25%, 6/1/11	NR/BBB+	35,000	1,359
Bunge Ltd.,
4.875%, 12/1/11 (d)	Ba1/BB	4,050	377

			1,736

Household Durables—0.6%
Newell Financial Trust I (g),
5.25%, 12/1/27
(Newell Rubbermaid, Inc.)	WR/BB	19,700	827
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	Baa3/BBB+	16,205	1,759

			2,586

Insurance—0.6%
Assured Guaranty Ltd.,
8.50%, 6/1/12	NR/NR	6,300	466
XL Group PLC,
10.75%, 8/15/11	Baa2/BBB-	57,700	1,798

			2,264

Oil & Gas—0.1%
Chesapeake Energy Corp.,
5.00%, 11/15/10 (d)	NR/B	5,100	458

Oil, Gas & Consumable Fuels—0.4%
Apache Corp., Ser. D,
6.00%, 8/1/13	NR/NR	24,000	1,590

Real Estate Investment Trust—0.4%
Alexandria Real Estate Equities, Inc., Ser. D,
7.00%, 4/20/13 (d)	NR/NR	58,200	1,441

Transportation Infrastructure—0.4%
Kansas City Southern,
5.125%, 2/20/11 (d)	NR/B-	925	1,488

Total Convertible Preferred Stock (cost—$22,895)			23,033

Credit Rating (Moody’s/ S&P)		Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—4.5%
Convertible Bonds—0.8%
Biotechnology—0.3%
United Therapeutics Corp., 0.50% due 10/15/11	NR/NR	$700	$1,181

Oil & Gas—0.5%
Core Laboratories L.P., 0.25% due 10/31/11	NR/NR	995	1,943

Total Convertible Bonds (cost—$2,924)			3,124

Repurchase Agreement—3.7%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $14,988; collateralized by U.S. Treasury Notes, 1.875%, due 6/15/12, valued at $15,288 including accrued interest (cost—$14,988)		14,988	14,988

Total Short-Term Investments (cost—$17,912)			18,112

Total Investments before options written (cost—$387,521)—99.1%			400,295

OPTIONS WRITTEN (f)—(0.1)%
		Contracts
Call Options—(0.1)%
Amphenol Corp. (CBOE), strike price $55, expires 1/22/11		375	(21)
Apple, Inc. (CBOE), strike price $330, expires 1/22/11		65	(45)
EMC Corp. (CBOE), strike price $24, expires 1/22/11		865	(16)
Ford Motor Co. (CBOE), strike price $17.50, expires 1/22/11		1,265	(27)
Freeport McMoRan Copper & Gold, Inc. (CBOE), strike price $119, expires 1/22/11		190	(88)
Google, Inc. (CBOE), strike price $630, expires 1/22/11		35	(21)
Johnson Controls, Inc. (CBOE), strike price $41, expires 1/22/11		580	(13)
Joy Global, Inc. (CBOE), strike price $90, expires 1/22/11		250	(38)
McKesson Corp. (CBOE), strike price $70, expires 1/22/11		285	(49)

	Contracts	Value (000s)

Medco Health Solutions, Inc. (CBOE), strike price $65, expires 1/22/11	215	$(4)
National Oilwell Varco, Inc. (CBOE), strike price $69, expires 1/22/11	315	(41)
Occidental Petroleum Corp. (CBOE), strike price $100, expires 1/22/11	235	(32)
Oracle Corp. (CBOE), strike price $31, expires 1/22/11	695	(52)
Peabody Energy Corp. (CBOE), strike price $65, expires 1/22/11	300	(40)

Total Options Written (premiums received—$511)		(487)

Total Investments net of options written (cost—$387,010)—99.0%		399,808

Other assets less other liabilities—1.0%		4,104

Net Assets—100.0%		$403,912

Notes to Schedule of Investments (amounts in thousands):
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) In default.

(c) Fair-Valued—Securities with an aggregate value of $43, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Perpetual maturity. Maturity date shown is the first call date.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Non-income producing.

(g) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(h) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Glossary:
CBOE—Chicago Board Options Exchange
NR—Not Rated
VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2010.
WR—Withdrawn Rating

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	43

Schedule of Investments

AGIC Mid-Cap Growth Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.8%
Airlines—3.0%
Delta Air Lines, Inc. (a)	8,100	$102
Southwest Airlines Co.	8,300	108

		210

Auto Components—3.1%
Lear Corp. (a)	900	89
TRW Automotive Holdings Corp. (a)	2,400	126

		215

Automobiles—1.3%
Thor Industries, Inc.	2,800	95

Beverages—1.3%
Dr. Pepper Snapple Group, Inc.	2,700	95

Biotechnology—1.1%
Dendreon Corp. (a)	1,400	49
Human Genome Sciences, Inc. (a)	1,200	29

		78

Chemicals—5.8%
Ecolab, Inc.	2,600	131
International Flavors &
Fragrances, Inc.	2,600	145
Kronos Worldwide, Inc.	2,200	93
PPG Industries, Inc.	500	42

		411

Commercial Banks—0.6%
Fulton Financial Corp.	3,800	39

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	900	38

Communications Equipment—0.5%
Harris Corp.	800	36

Computers & Peripherals—5.0%
Lexmark International, Inc. (a)	2,800	97
NetApp, Inc. (a)	1,300	71
SanDisk Corp. (a)	3,000	150
Seagate Technology PLC (a)	2,500	38

		356

Construction & Engineering—4.0%
Chicago Bridge & Iron Co. NV (a)	2,400	79
KBR, Inc.	3,900	119
URS Corp. (a)	2,000	83

		281

Distributors—1.5%
Genuine Parts Co.	2,100	108

Diversified Consumer Services—1.7%
Sotheby’s	2,600	117

Electrical Equipment—1.4%
Thomas & Betts Corp. (a)	2,000	97

Electronic Equipment, Instruments & Components—1.1%
Itron, Inc. (a)	1,400	78

Energy Equipment & Services—1.3%
SEACOR Holdings, Inc.	900	91

Food & Staples Retailing—1.2%
BJ’s Wholesale Club, Inc. (a)	1,800	86

Gas Utilities—1.3%
Questar Corp.	5,100	89

Health Care Equipment & Supplies—0.5%
Thoratec Corp. (a)	1,300	37

	Shares	Value (000s)

Health Care Providers & Services—2.3%
Cardinal Health, Inc.	1,900	$73
Humana, Inc. (a)	1,700	93

		166

Hotels, Restaurants & Leisure—4.1%
Chipotle Mexican Grill, Inc.,
Class A (a)	200	43
Darden Restaurants, Inc.	2,700	125
Starbucks Corp.	3,900	125

		293

Internet & Catalog Retail—2.3%
Priceline.com, Inc. (a)	400	160

Internet Software & Services—3.2%
Akamai Technologies, Inc. (a)	2,600	122
WebMD Health Corp. (a)	2,000	102

		224

IT Services—1.9%
Amdocs Ltd. (a)	3,300	91
Computer Sciences Corp.	900	45

		136

Machinery—7.8%
AGCO Corp. (a)	900	46
Joy Global, Inc.	2,100	182
Pall Corp.	2,700	134
Toro Co.	1,700	105
WABCO Holdings, Inc. (a)	1,400	85

		552

Media—2.6%
CBS Corp., Class B	7,000	133
Interpublic Group of Cos., Inc. (a)	4,800	51

		184

Metals & Mining—0.9%
Cliffs Natural Resources, Inc.	800	62

Multiline Retail—5.6%
Dollar Tree, Inc. (a)	2,950	165
Family Dollar Stores, Inc.	2,600	129
Macy’s, Inc.	4,100	104

		398

Office Electronics—1.2%
Zebra Technologies Corp., Class A (a)	2,300	87

Oil, Gas & Consumable Fuels—3.5%
Alliance Holdings GP L.P.	1,700	82
Natural Resource Partners L.P.	1,100	37
Plains All American Pipeline L.P.	900	56
Whiting Petroleum Corp. (a)	600	70

		245

Paper & Forest Products—0.6%
Domtar Corp.	600	46

Pharmaceuticals—3.3%
Endo Pharmaceuticals Holdings,
Inc. (a)	3,300	118
Forest Laboratories, Inc. (a)	3,600	115

		233

Real Estate Investment Trust—2.6%
MFA Financial, Inc.	11,600	95
Rayonier, Inc.	1,700	89

		184

	Shares	Value (000s)

Road & Rail—1.7%
J.B. Hunt Transport Services, Inc.	2,600	$106
Swift Transporation Co. (a)	1,200	15

		121

Semiconductors & Semiconductor Equipment—4.4%
Lam Research Corp. (a)	2,600	134
Marvell Technology Group Ltd. (a)	5,700	106
Novellus Systems, Inc. (a)	2,100	68

		308

Software—5.2%
BMC Software, Inc. (a)	1,400	66
Citrix Systems, Inc. (a)	2,300	158
Intuit, Inc. (a)	1,300	64
Salesforce.com, Inc. (a)	600	79

		367

Specialty Retail—6.4%
Advance Auto Parts, Inc.	1,100	73
American Eagle Outfitters, Inc.	8,200	120
Bed Bath & Beyond, Inc. (a)	800	39
Limited Brands, Inc.	4,400	135
RadioShack Corp.	4,800	89

		456

Trading Companies & Distributors—0.6%
W.W. Grainger, Inc.	300	41

Water Utilities—1.4%
American Water Works Co., Inc.	3,800	96

Total Investments (cost—$5,968)—97.8%		6,916

Other assets less liabilities—2.2%		154

Net Assets—100.0%		$7,070

Notes to Schedule of Investments:
(a) Non-income producing.

44	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

AGIC Opportunity Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.5%
Aerospace & Defense—4.9%
AerCap Holdings NV (a)	609,091	$8,601
Hexcel Corp. (a)	170,825	3,090
Keyw Holding Corp. (a)	175,947	2,581

		14,272

Airlines—2.3%
Allegiant Travel Co.	44,775	2,204
Copa Holdings S.A., Class A	78,177	4,600

		6,804

Auto Components—0.8%
Stoneridge, Inc. (a)	140,705	2,222

Biotechnology—1.0%
Emergent Biosolutions, Inc. (a)	118,150	2,772

Capital Markets—2.4%
Financial Engines, Inc. (a)	221,375	4,390
MF Global Holdings Ltd. (a)	310,605	2,596

		6,986

Commercial Services & Supplies—4.8%
EnerNOC, Inc. (a)	112,375	2,687
Higher One Holdings, Inc. (a)	135,494	2,741
Innerworkings, Inc. (a)	635,818	4,164
Mobile Mini, Inc. (a)	230,824	4,545

		14,137

Communications Equipment—2.4%
Acme Packet, Inc. (a)	39,839	2,118
Ciena Corp. (a)	238,325	5,017

		7,135

Construction & Engineering—0.9%
Chicago Bridge & Iron Co. NV (a)	75,375	2,480

Consumer Finance—1.2%
World Acceptance Corp. (a)	68,625	3,623

Diversified Consumer Services—2.4%
American Public Education, Inc. (a)	186,189	6,934

Health Care Equipment & Supplies—7.5%
Abaxis, Inc. (a)	113,254	3,041
Align Technology, Inc. (a)	257,197	5,026
Masimo Corp.	111,916	3,253
NuVasive, Inc. (a)	328,862	8,435
Zoll Medical Corp. (a)	59,866	2,229

		21,984

Health Care Providers & Services—1.1%
IPC The Hospitalist Co., Inc. (a)	79,206	3,090

Health Care Technology—0.8%
Quality Systems, Inc.	31,750	2,217

Hotels, Restaurants & Leisure—3.1%
Buffalo Wild Wings, Inc. (a)	53,327	2,338
Life Time Fitness, Inc. (a)	112,967	4,631
Shuffle Master, Inc. (a)	194,525	2,227

		9,196

Household Durables—1.5%
Tempur-Pedic International, Inc. (a)	111,201	4,455

Internet & Catalog Retail—1.3%
Shutterfly, Inc. (a)	108,950	3,816

Internet Software & Services—7.3%
Ancestry.com, Inc. (a)	102,550	2,904
Constant Contact, Inc. (a)	191,950	5,948

	Shares	Value (000s)

Terremark Worldwide, Inc. (a)	409,234	$5,300
VistaPrint NV (a)	155,582	7,157

		21,309

IT Services—2.4%
Ciber, Inc. (a)	220,600	1,032
iSoftstone Holdings Ltd. ADR (a)	125,200	2,275
Syntel, Inc.	80,104	3,828

		7,135

Life Sciences Tools & Services—1.2%
Parexel International Corp. (a)	164,988	3,503

Machinery—1.6%
Dynamic Materials Corp.	98,550	2,224
Wabash National Corp. (a)	217,175	2,574

		4,798

Metals & Mining—4.4%
Globe Specialty Metals, Inc.	286,725	4,900
Haynes International, Inc.	78,946	3,302
Horsehead Holding Corp. (a)	351,034	4,578

		12,780

Oil, Gas & Consumable Fuels—12.0%
Comstock Resources, Inc. (a)	376,572	9,249
Goodrich Petroleum Corp. (a)	456,480	8,052
PetroHawk Energy Corp. (a)	522,784	9,541
Quicksilver Resources, Inc. (a)	395,316	5,827
Scorpio Tankers, Inc. (a)	248,123	2,508

		35,177

Personal Products—0.9%
Medifast, Inc. (a)	90,850	2,624

Pharmaceuticals—4.5%
Cardiome Pharma Corp. (a)	489,361	3,142
Durect Corp. (a)	993,399	3,427
POZEN, Inc. (a)	455,187	3,027
Salix Pharmaceuticals Ltd. (a)	79,050	3,712

		13,308

Professional Services—2.3%
Corporate Executive Board Co.	78,301	2,940
Resources Connection, Inc.	209,492	3,895

		6,835

Road & Rail—4.3%
Celadon Group, Inc. (a)	217,415	3,216
Knight Transportation, Inc.	206,025	3,914
Old Dominion Freight Line, Inc. (a)	89,693	2,869
Vitran Corp., Inc. (a)	200,618	2,632

		12,631

Semiconductors & Semiconductor Equipment—10.3%
Atheros Communications, Inc. (a)	265,274	9,529
Netlogic Microsystems, Inc. (a)	236,228	7,420
Power Integrations, Inc.	51,475	2,066
Rubicon Technology, Inc. (a)	215,875	4,551
Teradyne, Inc. (a)	472,527	6,634

		30,200

Software—3.0%
Commvault Systems, Inc. (a)	82,599	2,364
NetSuite, Inc. (a)	109,358	2,734
Rosetta Stone, Inc. (a)	176,763	3,751

		8,849

Specialty Retail—0.9%
Cabela’s, Inc. (a)	124,275	2,703

	Shares	Value (000s)

Textiles, Apparel & Luxury Goods—2.1%
Crocs, Inc. (a)	229,575	$3,931
Iconix Brand Group, Inc. (a)	113,067	2,183

		6,114

Thrifts & Mortgage Finance—2.1%
MGIC Investment Corp. (a)	603,470	6,149

Trading Companies & Distributors—1.8%
Titan Machinery, Inc. (a)	110,429	2,131
United Rentals, Inc. (a)	134,125	3,052

		5,183

Total Common Stock (cost—$234,180)		291,421

	Principal Amount (000s)
Repurchase Agreement—3.0%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $8,691; collateralized by Federal Home Loan Bank Discount Notes, zero coupon, due 1/10/11, valued at $8,865 (cost—$8,691)	$8,691	8,691

Total Investments (cost—$242,871)—102.5%		300,112

Liabilities in excess of other assets—(2.5)%		(7,340)

Net Assets—100.0%		$292,772

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	45

Schedule of Investments

AGIC Systematic Growth Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace & Defense—1.1%
United Technologies Corp.	6,000	$472

Air Freight & Logistics—1.1%
United Parcel Service, Inc., Class B	6,600	479

Auto Components—2.6%
Autoliv, Inc.	10,200	805
TRW Automotive Holdings Corp. (a)	6,100	322

		1,127

Automobiles—1.8%
Ford Motor Co. (a)	48,600	815

Beverages—2.1%
Coca-Cola Co.	14,300	941

Chemicals—2.5%
Albemarle Corp.	7,700	429
Cytec Industries, Inc.	13,000	690

		1,119

Commercial Banks—0.9%
PNC Financial Services Group, Inc.	6,700	407

Communications Equipment—4.9%
Cisco Systems, Inc. (a)	58,000	1,173
F5 Networks, Inc. (a)	4,100	534
QUALCOMM, Inc.	9,500	470

		2,177

Computers & Peripherals—9.7%
Apple, Inc. (a)	7,100	2,290
EMC Corp. (a)	23,800	545
Hewlett-Packard Co.	14,800	623
NetApp, Inc. (a)	9,800	539
SanDisk Corp. (a)	5,400	269

		4,266

Containers & Packaging—1.0%
Ball Corp.	6,500	442

Diversified Consumer Services—1.0%
DeVry, Inc.	9,200	441

Electrical Equipment—2.3%
Emerson Electric Co.	9,300	532
Roper Industries, Inc.	6,300	481

		1,013

Energy Equipment & Services—1.2%
Dresser-Rand Group, Inc. (a)	12,000	511

Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	16,800	906

Food Products—1.3%
Corn Products International, Inc.	12,600	580

Health Care Providers & Services—4.8%
Express Scripts, Inc. (a)	12,800	692
Humana, Inc. (a)	8,100	443
Medco Health Solutions, Inc. (a)	7,300	447
UnitedHealth Group, Inc.	14,800	535

		2,117

Hotels, Restaurants & Leisure—4.2%
Chipotle Mexican Grill, Inc.,
Class A (a)	2,800	596
Las Vegas Sands Corp. (a)	4,600	211
McDonald’s Corp.	7,900	606
Yum! Brands, Inc.	8,800	432

		1,845

	Shares	Value (000s)

Insurance—0.6%
Prudential Financial, Inc.	4,100	$241

Internet & Catalog Retail—2.2%
NetFlix, Inc. (a)	3,600	632
Priceline.com, Inc. (a)	900	360

		992

Internet Software & Services—2.0%
Akamai Technologies, Inc. (a)	9,100	428
Google, Inc., Class A (a)	800	475

		903

IT Services—4.2%
Cognizant Technology Solutions Corp., Class A (a)	3,700	271
International Business Machines Corp.	10,700	1,570

		1,841

Machinery—6.1%
Caterpillar, Inc.	5,500	515
Cummins, Inc.	4,700	517
Danaher Corp.	12,000	566
Deere & Co.	5,600	465
Timken Co.	13,500	645

		2,708

Metals & Mining—2.4%
Alcoa, Inc.	30,500	470
Freeport-McMoRan Copper & Gold, Inc.	3,300	396
Newmont Mining Corp.	3,400	209

		1,075

Multiline Retail—4.3%
Dollar Tree, Inc. (a)	9,500	533
Family Dollar Stores, Inc.	17,600	875
Target Corp.	7,900	475

		1,883

Oil, Gas & Consumable Fuels—10.0%
ConocoPhillips	7,400	504
Exxon Mobil Corp.	33,300	2,435
Peabody Energy Corp.	7,300	467
Sunoco, Inc.	10,500	423
Whiting Petroleum Corp. (a)	5,200	610

		4,439

Pharmaceuticals—4.0%
Abbott Laboratories	10,000	479
Endo Pharmaceuticals Holdings, Inc. (a)	12,500	447
Pfizer, Inc.	48,100	842

		1,768

Real Estate Management & Development—0.9%
Jones Lang LaSalle, Inc.	4,900	411

Road & Rail—1.0%
Union Pacific Corp.	4,900	454

Semiconductors & Semiconductor Equipment—2.0%
Broadcom Corp., Class A	10,000	436
First Solar, Inc. (a)	1,700	221
Skyworks Solutions, Inc. (a)	7,700	220

		877

Software—10.4%
Citrix Systems, Inc. (a)	4,000	274
Microsoft Corp.	75,000	2,094
Oracle Corp.	31,100	973
Red Hat, Inc. (a)	4,600	210

	Shares	Value (000s)

Salesforce.com, Inc. (a)	1,600	$211
Symantec Corp. (a)	24,600	412
VMware, Inc., Class A (a)	4,900	436

		4,610

Specialty Retail—2.2%
Autozone, Inc. (a)	1,600	436
Limited Brands, Inc.	17,200	529

		965

Tobacco—0.9%
Altria Group, Inc.	16,600	409

Wireless Telecommunication Services—1.0%
MetroPCS Communications, Inc. (a)	34,600	437

Total Common Stock (cost—$36,314)		43,671

	Principal Amount (000s)
Repurchase Agreement—1.1%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $488; collateralized by Federal Home Loan Bank Discount Notes, zero coupon, due 1/10/11, valued at $500 (cost—$488)	$488	488

Total Investments (cost—$36,802)—99.9%		44,159

Other assets less liabilities—0.1%		61

Net Assets—100.0%		$44,220

Notes to Schedule of Investments:
(a) Non-income producing.

46	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

AGIC Target Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.2%
Aerospace & Defense—4.2%
AerCap Holdings NV (a)	300,000	$4,236
Precision Castparts Corp.	42,670	5,940
Rockwell Collins, Inc.	76,000	4,428

		14,604

Auto Components—1.5%
BorgWarner, Inc. (a)	72,500	5,246

Automobiles—0.9%
General Motors Co. (a)	83,400	3,074

Biotechnology—2.4%
BioMarin Pharmaceutical, Inc. (a)	135,200	3,641
United Therapeutics Corp. (a)	71,900	4,545

		8,186

Capital Markets—1.7%
Affiliated Managers Group, Inc. (a)	60,800	6,033

Chemicals—3.8%
Ashland, Inc.	114,300	5,813
CF Industries Holdings, Inc.	54,400	7,352

		13,165

Commercial Banks—1.5%
First Horizon National Corp. (a)	439,400	5,176

Communications Equipment—2.2%
F5 Networks, Inc. (a)	23,500	3,059
Finisar Corp. (a)	150,300	4,462

		7,521

Computers & Peripherals—3.1%
NetApp, Inc. (a)	192,300	10,569

Construction & Engineering—2.0%
KBR, Inc.	231,300	7,048

Diversified Financial Services—2.0%
IntercontinentalExchange, Inc. (a)	58,000	6,911

Electronic Equipment, Instruments & Components—1.5%
Dolby Laboratories, Inc., Class A (a)	76,900	5,129

Energy Equipment & Services—2.2%
Weatherford International Ltd. (a)	335,000	7,638

Food & Staples Retailing—1.2%
Whole Foods Market, Inc. (a)	85,000	4,300

Food Products—1.6%
Mead Johnson Nutrition Co., Class A	90,000	5,602

Health Care Equipment & Supplies—1.0%
Intuitive Surgical, Inc. (a)	13,426	3,461

Health Care Providers & Services—3.0%
Express Scripts, Inc. (a)	88,060	4,760
WellCare Health Plans, Inc. (a)	184,300	5,569

		10,329

Health Care Technology—1.2%
Allscripts Healthcare Solutions, Inc. (a)	217,130	4,184

Hotels, Restaurants & Leisure—4.0%
Darden Restaurants, Inc.	90,000	4,180
Las Vegas Sands Corp. (a)	114,500	5,261

	Shares	Value (000s)

Marriott International, Inc., Class A	110,000	$4,569

		14,010

Household Products—1.7%
Church & Dwight Co., Inc.	84,800	5,853

Internet & Catalog Retail—2.4%
NetFlix, Inc. (a)	17,900	3,145
Priceline.com, Inc. (a)	13,000	5,194

		8,339

Internet Software & Services—2.7%
Akamai Technologies, Inc. (a)	55,100	2,593
Baidu, Inc. ADR (a)	40,000	3,861
Mercadolibre, Inc. (a)	42,700	2,846

		9,300

IT Services—3.2%
Cognizant Technology Solutions
Corp., Class A (a)	118,100	8,655
VeriFone Systems, Inc. (a)	66,900	2,580

		11,235

Life Sciences Tools & Services—1.9%
Life Technologies Corp. (a)	117,800	6,538

Machinery—6.2%
Cummins, Inc.	55,000	6,051
Eaton Corp.	51,700	5,248
Joy Global, Inc.	50,000	4,337
Terex Corp. (a)	193,500	6,006

		21,642

Media—2.9%
Scripps Networks Interactive, Inc., Class A	118,000	6,107
Viacom, Inc., Class B	100,000	3,961

		10,068

Metals & Mining—2.8%
Freeport-McMoRan Copper & Gold, Inc.	53,750	6,455
U.S. Steel Corp.	52,700	3,079

		9,534

Multiline Retail—1.6%
Dollar Tree, Inc. (a)	99,300	5,569

Oil, Gas & Consumable Fuels—5.6%
Brigham Exploration Co. (a)	179,800	4,898
PetroHawk Energy Corp. (a)	267,000	4,873
Pioneer Natural Resources Co.	67,300	5,843
SandRidge Energy, Inc. (a)	503,900	3,688

		19,302

Pharmaceuticals—3.5%
Hospira, Inc. (a)	100,000	5,569
Mylan, Inc. (a)	306,500	6,476

		12,045

Professional Services—0.3%
Robert Half International, Inc.	28,100	860

Road & Rail—1.5%
Kansas City Southern (a)	108,200	5,178

Semiconductors & Semiconductor Equipment—5.6%
Altera Corp.	175,000	6,226
ARM Holdings PLC ADR	237,000	4,918
Cree, Inc. (a)	74,600	4,915
First Solar, Inc. (a)	26,000	3,384

		19,443

	Shares	Value (000s)

Software—4.4%
BMC Software, Inc. (a)	143,900	$6,784
Citrix Systems, Inc. (a)	83,100	5,685
Salesforce.com, Inc. (a)	21,200	2,798

		15,267

Specialty Retail—1.1%
Urban Outfitters, Inc. (a)	109,000	3,903

Textiles, Apparel & Luxury Goods—2.5%
Crocs, Inc. (a)	153,200	2,623
Deckers Outdoor Corp. (a)	16,600	1,323
Polo Ralph Lauren Corp.	42,100	4,670

		8,616

Thrifts & Mortgage Finance—1.0%
MGIC Investment Corp. (a)	350,000	3,567

Wireless Telecommunication Services—3.3%
American Tower Corp., Class A (a)	119,200	6,156
NII Holdings, Inc. (a)	115,432	5,155

		11,311

Total Common Stock (cost—$238,075)		329,756

	Principal Amount (000s)
Repurchase Agreement—5.1%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $17,750; collateralized by U.S. Treasury Notes, 0.625%, due 12/31/12, valued at $18,107 including accrued interest (cost—$17,750)	$17,750	17,750

Total Investments (cost—$255,825)—100.3%		347,506

Liabilities in excess of other assets—(0.3)%		(1,041)

Net Assets—100.0%		$346,465

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	47

Schedule of Investments

NFJ All-Cap Value Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.5%
Aerospace & Defense—2.4%
Northrop Grumman Corp.	7,700	$499

Capital Markets—2.4%
Federated Investors, Inc., Class B	19,100	500

Commercial Services & Supplies—2.0%
RR Donnelley & Sons Co.	24,000	419

Consumer Finance—1.2%
Cash America International, Inc.	6,700	248

Diversified Financial Services—3.5%
Bank of America Corp.	15,200	203
JPMorgan Chase & Co.	12,500	530

		733

Diversified Telecommunication Services—2.5%
CenturyLink, Inc.	11,500	531

Electric Utilities—1.2%
Edison International	6,500	251

Energy Equipment & Services—2.6%
Tidewater, Inc.	10,200	549

Food & Staples Retailing—1.5%
SUPERVALU, Inc.	32,200	310

Food Products—2.7%
Corn Products International, Inc.	12,200	561

Gas Utilities—4.9%
Atmos Energy Corp.	16,600	518
UGI Corp.	15,800	499

		1,017

Health Care Equipment & Supplies—1.1%
Medtronic, Inc.	6,300	234

Health Care Providers & Services—2.3%
CIGNA Corp.	13,100	480

Household Products—2.4%
Kimberly-Clark Corp.	7,800	492

Industrial Conglomerates—2.3%
3M Co.	5,700	492

Insurance—9.6%
Allstate Corp.	15,600	497
Reinsurance Group of America, Inc.	9,700	521
RenaissanceRe Holdings Ltd.	7,800	497
Unum Group	20,700	501

		2,016

Media—2.5%
CBS Corp., Class B	27,500	524

Metals & Mining—5.4%
Reliance Steel & Aluminum Co.	11,300	578
Yamana Gold, Inc.	43,000	550

		1,128

Multi-Utilities—2.2%
Nisource, Inc.	26,300	463

Office Electronics—2.4%
Xerox Corp.	43,700	503

Oil, Gas & Consumable Fuels—17.3%
Apache Corp.	4,600	549
Chevron Corp.	5,800	529
Cimarex Energy Co.	6,500	576
ConocoPhillips	7,800	531

	Shares	Value (000s)

Energy Coal Resources, Inc. (a)(b)(c)	26,000	$—
Nexen, Inc.	21,400	490
Royal Dutch Shell PLC ADR, Class A	7,400	494
Total S.A. ADR	8,600	460

		3,629

Pharmaceuticals—6.7%
GlaxoSmithKline PLC ADR	11,500	451
Pfizer, Inc.	27,200	476
Sanofi-Aventis S.A. ADR	14,700	474

		1,401

Real Estate Investment Trust—4.5%
Annaly Capital Management, Inc.	25,600	459
Hospitality Properties Trust	21,400	493

		952

Semiconductors & Semiconductor Equipment—2.5%
Xilinx, Inc.	18,300	530

Software—2.5%
Microsoft Corp.	18,600	519

Specialty Retail—2.6%
Limited Brands, Inc.	18,000	553

Textiles, Apparel & Luxury Goods—2.3%
V.F. Corp.	5,500	474

Total Common Stock (cost—$18,552)		20,008

PREFERRED STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
Energy Coal Resources, Inc., Class A (a)(b)(c) (cost—$97)	4,383	—

	Principal Amount (000s)
Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $869; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $890 including accrued interest (cost—$869)	$869	869

Total Investments (cost—$19,518)—99.6%		20,877

Other assets less liabilities—0.4%		83

Net Assets—100.0%		$20,960

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Fair-Valued-Securities with an aggregate value $0, representing 0.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

48	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.0%
Aerospace & Defense—4.1%
Lockheed Martin Corp.	2,097,500	$146,636
Northrop Grumman Corp.	2,500,000	161,950

		308,586

Capital Markets—2.0%
Ameriprise Financial, Inc.	2,593,000	149,227

Chemicals—1.9%
Lubrizol Corp.	1,360,600	145,421

Commercial Banks—4.1%
PNC Financial Services Group, Inc.	2,522,700	153,178
Wells Fargo & Co.	4,903,800	151,969

		305,147

Commercial Services & Supplies—2.0%
Pitney Bowes, Inc.	361,100	8,731
RR Donnelley & Sons Co.	8,301,700	145,031

		153,762

Communications Equipment—1.8%
Harris Corp.	3,000,000	135,900

Diversified Telecommunication Services—5.8%
AT&T, Inc.	4,776,100	140,322
CenturyLink, Inc.	3,425,000	158,132
Verizon Communications, Inc.	3,830,100	137,041

		435,495

Electric Utilities—1.8%
Edison International	3,481,400	134,382

Energy Equipment & Services—3.0%
Diamond Offshore Drilling, Inc.	3,355,800	224,402

Food Products—1.7%
Kraft Foods, Inc., Class A	4,000,000	126,040

Health Care Equipment & Supplies—3.7%
Baxter International, Inc.	2,553,800	129,273
Medtronic, Inc.	4,000,000	148,360

		277,633

Household Products—2.1%
Kimberly-Clark Corp.	2,454,800	154,751

Industrial Conglomerates—2.3%
General Electric Co.	9,214,400	168,531

Insurance—5.6%
Allstate Corp.	4,300,000	137,084
MetLife, Inc.	3,139,000	139,497
Travelers Cos., Inc.	2,500,000	139,275

		415,856

IT Services—1.9%
International Business Machines Corp.	975,000	143,091

Media—1.2%
Time Warner, Inc.	2,820,000	90,720

Metals & Mining—2.1%
Freeport-McMoRan Copper & Gold, Inc.	1,280,100	153,727

Multi-Utilities—1.6%
Ameren Corp.	4,300,000	121,217

	Shares	Value (000s)

Office Electronics—2.1%
Xerox Corp.	14,000,000	$161,280

Oil, Gas & Consumable Fuels—16.2%
Chesapeake Energy Corp.	6,438,000	166,809
Chevron Corp.	1,771,500	161,649
ConocoPhillips	4,477,800	304,938
Marathon Oil Corp.	4,000,000	148,120
Royal Dutch Shell PLC ADR, Class A	2,200,000	146,916
Total S.A. ADR	5,300,000	283,444

		1,211,876

Pharmaceuticals—9.6%
GlaxoSmithKline PLC ADR	3,420,100	134,136
Johnson & Johnson	2,200,000	136,070
Pfizer, Inc.	16,500,000	288,915
Sanofi-Aventis S.A. ADR	4,934,700	159,046

		718,167

Real Estate Investment Trust—2.6%
Annaly Capital Management, Inc.	11,000,000	197,120

Semiconductors & Semiconductor Equipment—4.1%
Intel Corp.	14,657,800	308,254

Software—2.1%
Microsoft Corp.	5,550,700	154,976

Textiles, Apparel & Luxury Goods—1.7%
V.F. Corp.	1,500,000	129,270

Thrifts & Mortgage Finance—3.6%
Hudson City Bancorp, Inc.	10,000,000	127,400
New York Community Bancorp, Inc.	7,500,000	141,375

		268,775

Tobacco—4.3%
Altria Group, Inc.	6,865,600	169,031
Reynolds American, Inc.	4,800,000	156,576

		325,607

Total Common Stock (cost—$6,805,441)		7,119,213

	Principal Amount (000s)
Repurchase Agreement—5.0%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $372,906; collateralized by U.S. Treasury Notes, 1.125%- 3.375%, due 6/15/13-12/31/17, valued at $380,369 including accrued interest (cost—$372,906)	$372,906	372,906

Total Investments (cost—$7,178,347)—100.0%		7,492,119

Liabilities in excess of other assets—(0.0)%		(3,064)

Net Assets—100.0%		$7,489,055

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	49

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.2%
Aerospace & Defense—3.0%
Northrop Grumman Corp.	564,600	$36,575

Air Freight & Logistics—1.0%
FedEx Corp.	134,600	12,519

Beverages—1.8%
Molson Coors Brewing Co., Class B	450,000	22,585

Capital Markets—2.9%
Goldman Sachs Group, Inc.	72,000	12,107
Morgan Stanley	379,500	10,326
State Street Corp.	300,600	13,930

		36,363

Chemicals—1.2%
PPG Industries, Inc.	179,000	15,048

Commercial Banks—3.0%
PNC Financial Services Group, Inc.	202,800	12,314
Wells Fargo & Co.	799,600	24,780

		37,094

Computers & Peripherals—0.9%
Hewlett-Packard Co.	270,800	11,401

Diversified Financial Services—2.7%
Bank of America Corp.	726,700	9,694
JPMorgan Chase & Co.	562,600	23,866

		33,560

Diversified Telecommunication Services—7.1%
AT&T, Inc.	1,206,700	35,453
CenturyLink, Inc.	576,400	26,612
Verizon Communications, Inc.	712,900	25,508

		87,573

Electric Utilities—4.9%
American Electric Power Co., Inc.	633,800	22,804
Edison International	973,900	37,593

		60,397

Energy Equipment & Services—2.0%
Diamond Offshore Drilling, Inc.	361,100	24,147

Food & Staples Retailing—4.0%
CVS Caremark Corp.	736,800	25,619
Safeway, Inc.	1,053,100	23,684

		49,303

Food Products—1.8%
ConAgra Foods, Inc.	1,004,600	22,684

Health Care Equipment & Supplies—0.9%
Medtronic, Inc.	283,100	10,500

Health Care Providers & Services—1.0%
CIGNA Corp.	334,600	12,266

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	147,000	11,284

Household Products—1.8%
Kimberly-Clark Corp.	350,400	22,089

Industrial Conglomerates—3.0%
3M Co.	134,200	11,582
General Electric Co.	1,370,500	25,066

		36,648

	Shares	Value (000s)

Insurance—9.8%
Allstate Corp.	716,900	$22,855
Loews Corp.	310,300	12,074
Marsh & McLennan Cos., Inc.	456,400	12,478
MetLife, Inc.	567,100	25,202
Prudential Financial, Inc.	404,300	23,736
Travelers Cos., Inc.	435,600	24,267

		120,612

IT Services—2.0%
International Business Machines Corp.	168,000	24,656

Media—4.0%
CBS Corp., Class B	770,700	14,682
Time Warner, Inc.	1,072,233	34,494

		49,176

Metals & Mining—1.3%
Freeport-McMoRan Copper & Gold, Inc.	138,500	16,632

Multi-Utilities—1.0%
Dominion Resources, Inc.	275,000	11,748

Office Electronics—1.9%
Xerox Corp.	2,020,800	23,280

Oil, Gas & Consumable Fuels—14.6%
Apache Corp.	218,200	26,016
Chesapeake Energy Corp.	949,800	24,609
Chevron Corp.	555,600	50,699
ConocoPhillips	556,200	37,877
Marathon Oil Corp.	694,600	25,721
Valero Energy Corp.	673,200	15,564

		180,486

Pharmaceuticals—10.1%
Abbott Laboratories	213,200	10,215
Eli Lilly & Co.	634,400	22,229
Johnson & Johnson	550,400	34,042
Merck & Co., Inc.	643,600	23,195
Pfizer, Inc.	2,027,400	35,500

		125,181

Real Estate Investment Trust—3.7%
Annaly Capital Management, Inc.	1,889,600	33,862
Simon Property Group, Inc.	120,988	12,037

		45,899

Semiconductors & Semiconductor Equipment—1.0%
Intel Corp.	597,800	12,572

Software—2.0%
Microsoft Corp.	865,600	24,167

Specialty Retail—0.9%
Gap, Inc.	523,200	11,584

Tobacco—2.0%
Altria Group, Inc.	985,400	24,260

Total Common Stock (cost—$1,101,518)		1,212,289

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $19,269; collateralized by U.S. Treasury Bills, 0.667%, due 1/27/11, valued at $19,655 including accrued interest (cost—$19,269)	$19,269	$19,269

Total Investments (cost—$1,120,787)—99.8%		1,231,558

Other assets less liabilities—0.2%		2,296

Net Assets—100.0%		$1,233,854

50	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Mid-Cap Value Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.5%
Aerospace & Defense—1.9%
L-3 Communications Holdings, Inc.	3,500	$247

Capital Markets—2.4%
Federated Investors, Inc., Class B	12,000	314

Commercial Banks—2.5%
Cullen/Frost Bankers, Inc.	5,400	330

Commercial Services & Supplies—4.5%
Avery Dennison Corp.	7,700	326
RR Donnelley & Sons Co.	15,200	266

		592

Construction & Engineering—2.5%
Fluor Corp.	5,000	331

Containers & Packaging—2.3%
Sonoco Products Co.	9,200	310

Diversified Telecommunication Services—2.5%
CenturyLink, Inc.	7,300	337

Electric Utilities—2.4%
Edison International	8,300	320

Electronic Equipment, Instruments & Components—2.8%
Jabil Circuit, Inc.	18,300	368

Energy Equipment & Services—2.6%
Tidewater, Inc.	6,500	350

Food & Staples Retailing—1.5%
SUPERVALU, Inc.	20,500	197

Food Products—4.9%
ConAgra Foods, Inc.	13,800	312
Corn Products International, Inc.	7,400	340

		652

Gas Utilities—4.6%
AGL Resources, Inc.	8,400	301
Atmos Energy Corp.	10,100	315

		616

Health Care Equipment & Supplies—2.4%
C.R. Bard, Inc.	3,500	321

Health Care Providers & Services—3.7%
CIGNA Corp.	4,400	161
McKesson Corp.	4,700	331

		492

Household Durables—2.2%
Garmin Ltd.	9,400	291

Insurance—9.4%
Mercury General Corp.	7,000	301
Reinsurance Group of America, Inc.	6,000	322
RenaissanceRe Holdings Ltd.	4,800	306
Unum Group	12,900	313

		1,242

Leisure Equipment & Products—2.4%
Mattel, Inc.	12,500	318

Metals & Mining—5.0%
Reliance Steel & Aluminum Co.	6,700	343
Yamana Gold, Inc.	25,100	321

		664

Multi-Utilities—4.7%
Nisource, Inc.	17,700	312
SCANA Corp.	7,700	313

		625

	Shares	Value (000s)

Office Electronics—2.3%
Xerox Corp.	27,000	$311

Oil, Gas & Consumable Fuels—7.3%
Cimarex Energy Co.	4,000	354
Nexen, Inc.	13,400	307
Southern Union Co.	13,000	313

		974

Real Estate Investment Trust—7.2%
Annaly Capital Management, Inc.	16,300	292
Duke Realty Corp.	27,300	340
Hospitality Properties Trust	13,800	318

		950

Semiconductors & Semiconductor Equipment—1.2%
Xilinx, Inc.	5,500	159

Specialty Retail—4.5%
Limited Brands, Inc.	9,900	304
RadioShack Corp.	16,200	300

		604

Textiles, Apparel & Luxury Goods—2.4%
V.F. Corp.	3,700	319

Tobacco—2.4%
Reynolds American, Inc.	9,600	313

Total Common Stock (cost—$10,922)		12,547

	Principal Amount (000s)
Repurchase Agreement—6.3%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $831; collateralized by U.S. Treasury Notes, 0.625%, due 12/31/12, valued at $849 including accrued interest (cost—$831)	$831	831

Total Investments (cost—$11,753)—100.8%		13,378

Liabilities in excess of other assets—(0.8)%		(101)

Net Assets—100.0%		$13,277

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	51

Schedule of Investments

NFJ Renaissance Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—110.3%
Aerospace & Defense—3.2%
Elbit Systems Ltd.	157,000	$8,309
ITT Corp.	171,600	8,942
L-3 Communications Holdings, Inc.	119,000	8,388

		25,639

Airlines—1.2%
Copa Holdings S.A., Class A	158,100	9,302

Beverages—3.2%
Coca-Cola Enterprises, Inc.	342,100	8,563
Dr. Pepper Snapple Group, Inc.	243,200	8,551
Molson Coors Brewing Co., Class B	178,700	8,969

		26,083

Capital Markets—2.2%
Ameriprise Financial, Inc.	156,100	8,984
Federated Investors, Inc., Class B	343,600	8,992

		17,976

Chemicals—5.9%
Agrium, Inc.	107,800	9,891
CF Industries Holdings, Inc.	75,226	10,167
Eastman Chemical Co.	117,100	9,846
FMC Corp.	108,800	8,692
Lubrizol Corp.	85,800	9,170

		47,766

Commercial Services & Supplies—1.1%
Pitney Bowes, Inc.	365,500	8,838

Communications Equipment—1.1%
Harris Corp.	203,000	9,196

Construction & Engineering—2.3%
Fluor Corp.	142,800	9,462
KBR, Inc.	300,800	9,165

		18,627

Containers & Packaging—2.4%
Ball Corp.	143,700	9,779
Silgan Holdings, Inc.	266,100	9,529

		19,308

Diversified Consumer Services—0.8%
Weight Watchers International, Inc.	171,000	6,411

Diversified Financial Services—1.1%
NYSE Euronext	295,100	8,847

Diversified Telecommunication Services—1.1%
CenturyLink, Inc.	202,367	9,343

Electric Utilities—4.4%
American Electric Power Co., Inc.	235,700	8,481
CPFL Energia S.A. ADR	125,900	9,670
DPL, Inc.	322,400	8,289
Edison International	236,200	9,117

		35,557

Electronic Equipment, Instruments & Components—1.1%
Tyco Electronics Ltd.	254,000	8,991

Energy Equipment & Services—4.7%
Diamond Offshore Drilling, Inc.	128,100	8,566
Ensco PLC ADR	190,400	10,164
Noble Corp.	254,800	9,114
Tidewater, Inc.	194,200	10,456

		38,300

	Shares	Value (000s)

Food & Staples Retailing—1.1%
Delhaize Group S.A. ADR	118,700	$8,749

Food Products—4.3%
Campbell Soup Co.	236,600	8,222
ConAgra Foods, Inc.	385,800	8,711
JM Smucker Co.	141,600	9,296
Tyson Foods, Inc., Class A	510,500	8,791

		35,020

Gas Utilities—1.2%
Energen Corp.	198,400	9,575

Health Care Equipment & Supplies—2.2%
C.R. Bard, Inc.	96,100	8,819
Smith & Nephew PLC ADR	170,000	8,934

		17,753

Health Care Providers & Services—4.5%
AmerisourceBergen Corp.	276,700	9,441
CIGNA Corp.	236,900	8,685
McKesson Corp.	131,800	9,276
Quest Diagnostics, Inc.	173,900	9,385

		36,787

Hotels, Restaurants & Leisure—1.1%
Darden Restaurants, Inc.	192,600	8,944

Household Durables—2.2%
Garmin Ltd.	290,800	9,012
Whirlpool Corp.	103,400	9,185

		18,197

Household Products—1.1%
Clorox Co.	140,400	8,884

Independent Power Producers & Energy Traders—2.0%
Constellation Energy Group, Inc.	263,300	8,065
Huaneng Power International, Inc. ADR	387,300	8,280

		16,345

Insurance—7.9%
AON Corp.	196,100	9,023
Axis Capital Holdings Ltd.	258,900	9,289
HCC Insurance Holdings, Inc.	310,900	8,998
Loews Corp.	242,100	9,420
Reinsurance Group of America, Inc.	172,300	9,254
Unum Group	365,700	8,857
Willis Group Holdings PLC	261,200	9,045

		63,886

IT Services—3.2%
Broadridge Financial Solutions, Inc.	369,900	8,112
Computer Sciences Corp.	186,700	9,260
Total System Services, Inc.	559,100	8,599

		25,971

Leisure Equipment & Products—1.1%
Mattel, Inc.	347,300	8,832

Machinery—1.1%
Flowserve Corp.	77,900	9,287

Media—3.2%
McGraw-Hill Cos., Inc.	245,800	8,950
Omnicom Group, Inc.	189,300	8,670
Pearson PLC ADR	546,900	8,690

		26,310

	Shares	Value (000s)

Metals & Mining—8.4%
Cliffs Natural Resources, Inc.	115,700	$9,026
Compass Minerals International, Inc.	100,600	8,981
Franco-Nevada Corp.	263,900	8,827
HudBay Minerals, Inc.	587,200	10,612
Inmet Mining Corp.	148,381	11,530
Kinross Gold Corp.	451,700	8,564
Yamana Gold, Inc.	833,500	10,669

		68,209

Multiline Retail—1.1%
Family Dollar Stores, Inc.	176,000	8,749

Multi-Utilities—6.3%
Alliant Energy Corp.	232,900	8,564
Ameren Corp.	296,500	8,358
CenterPoint Energy, Inc.	536,900	8,440
CMS Energy Corp.	468,600	8,716
MDU Resources Group, Inc.	446,000	9,040
Sempra Energy	157,600	8,271

		51,389

Oil, Gas & Consumable Fuels—10.7%
Cimarex Energy Co.	123,800	10,960
El Paso Corp.	686,800	9,450
Enbridge Energy Partners L.P.	147,000	9,170
Energy Transfer Partners L.P.	176,000	9,120
EXCO Resources, Inc.	464,700	9,025
Linn Energy LLC, UNIT	265,300	9,946
Murphy Oil Corp.	137,900	10,280
Nexen, Inc.	421,200	9,646
Valero Energy Corp.	390,000	9,017

		86,614

Real Estate Investment Trust—2.8%
Chimera Investment Corp.	1,308,900	5,380
Liberty Property Trust	266,700	8,513
Plum Creek Timber Co., Inc.	240,400	9,003

		22,896

Road & Rail—1.2%
CSX Corp.	154,800	10,002

Semiconductors & Semiconductor Equipment—1.2%
Xilinx, Inc.	324,000	9,390

Software—1.1%
CA, Inc.	368,800	9,013

Specialty Retail—1.0%
TJX Cos., Inc.	191,700	8,510

Textiles, Apparel & Luxury Goods—1.2%
V.F. Corp.	112,100	9,661

Tobacco—2.2%
Lorillard, Inc.	106,700	8,756
Reynolds American, Inc.	290,200	9,466

		18,222

Wireless Telecommunication Services—1.1%
SK Telecom Co., Ltd. ADR	483,200	9,002

Total Common Stock (cost—$727,907)		896,381

52	Allianz Funds Semiannual Report	12.31.10

Schedule of Investments (cont.)

NFJ Renaissance Fund

December 31, 2010 (unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.0%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $8,038; collateralized by U.S. Treasury Bills, 0.667%, due 1/27/11, valued at $8,201 including accrued interest (cost—$8,038)	$8,038	$8,038

Total Investments (cost—$735,945)—111.3%		904,419

Liabilities in excess of other assets—(11.3)%		(91,908)

Net Assets—100.0%		$812,511

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	53

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.3%
Aerospace & Defense—3.4%
Alliant Techsystems, Inc. (a)	1,024,700	$76,268
Cubic Corp.	524,500	24,730
Curtiss-Wright Corp.	1,756,500	58,316
Elbit Systems Ltd.	176,600	9,346
Triumph Group, Inc.	903,000	80,737

		249,397

Airlines—0.5%
Skywest, Inc.	2,144,600	33,499

Beverages—0.8%
Cia Cervecerias Unidas S.A. ADR	521,700	31,485
Embotelladora Andina S.A. ADR, Class B	890,500	26,955

		58,440

Capital Markets—2.0%
Federated Investors, Inc., Class B	2,819,500	73,786
Raymond James Financial, Inc.	2,170,200	70,966

		144,752

Chemicals—7.1%
A. Schulman, Inc.	491,700	11,255
Cabot Corp.	1,452,800	54,698
Innophos Holdings, Inc.	979,500	35,340
International Flavors & Fragrances, Inc.	1,682,500	93,530
Lubrizol Corp.	881,100	94,172
Methanex Corp.	1,954,600	59,420
Quaker Chemical Corp.	396,714	16,531
RPM International, Inc.	3,676,600	81,253
Sensient Technologies Corp.	2,029,000	74,525
Stepan Co.	107,059	8,166

		528,890

Commercial Banks—3.4%
Bank of Hawaii Corp.	1,612,400	76,121
Cullen/Frost Bankers, Inc.	1,384,400	84,614
Prosperity Bancshares, Inc.	1,575,000	61,866
Trustmark Corp.	1,309,200	32,521

		255,122

Commercial Services & Supplies—1.2%
Brink’s Co.	2,254,600	60,604
Ennis, Inc.	303,300	5,186
Unifirst Corp.	401,600	22,108

		87,898

Computers & Peripherals—1.0%
Diebold, Inc.	2,277,000	72,978

Construction & Engineering—1.3%
Great Lakes Dredge & Dock Corp.	710,100	5,233
KBR, Inc.	2,927,000	89,186

		94,419

Consumer Finance—1.0%
Advance America Cash Advance Centers, Inc.	2,337,900	13,186
Cash America International, Inc. (b)	1,702,300	62,866

		76,052

	Shares	Value (000s)

Containers & Packaging—3.0%
Bemis Co., Inc.	2,349,000	$76,718
Rock-Tenn Co., Class A	1,326,700	71,576
Sonoco Products Co.	2,309,300	77,754

		226,048

Diversified Consumer Services—1.0%
Hillenbrand, Inc.	1,317,500	27,417
Weight Watchers International, Inc.	1,315,000	49,300

		76,717

Diversified Financial Services—0.1%
Life Partners Holdings, Inc.	190,169	3,638

Electric Utilities—2.2%
Cleco Corp.	2,195,400	67,531
Great Plains Energy, Inc.	1,865,300	36,168
Westar Energy, Inc.	2,521,500	63,441

		167,140

Electrical Equipment—0.9%
Belden, Inc.	1,846,200	67,977

Electronic Equipment, Instruments & Components—1.5%
AVX Corp.	1,379,200	21,281
Jabil Circuit, Inc.	4,485,200	90,108

		111,389

Energy Equipment & Services—1.1%
Tidewater, Inc.	1,580,700	85,105

Food & Staples Retailing—2.5%
Andersons, Inc. (b)	975,712	35,467
Casey’s General Stores, Inc.	1,817,400	77,258
Ruddick Corp.	1,765,500	65,041
Weis Markets, Inc.	295,800	11,929

		189,695

Food Products—4.2%
Cal-Maine Foods, Inc. (b)	1,174,000	37,075
Corn Products International, Inc.	2,134,900	98,205
Del Monte Foods Co.	5,535,000	104,058
Fresh Del Monte Produce, Inc.	359,100	8,960
Sanderson Farms, Inc. (b)	1,710,800	66,978

		315,276

Gas Utilities—6.0%
AGL Resources, Inc.	1,680,600	60,249
Amerigas Partners L.P.	353,000	17,230
Atmos Energy Corp.	2,191,000	68,359
Energen Corp.	1,542,700	74,451
Southwest Gas Corp.	1,324,600	48,573
Suburban Propane Partners L.P.	739,700	41,490
UGI Corp.	2,375,300	75,012
WGL Holdings, Inc.	1,696,500	60,684

		446,048

Health Care Equipment & Supplies—4.7%
Cooper Cos., Inc.	1,725,700	97,226
Invacare Corp.	1,384,800	41,765
STERIS Corp.	2,129,900	77,656
Teleflex, Inc.	1,394,500	75,038
West Pharmaceutical Services, Inc.	1,412,200	58,183

		349,868

Health Care Providers & Services—0.9%
Owens & Minor, Inc.	2,398,600	70,591

	Shares	Value (000s)

Hotels, Restaurants & Leisure—0.9%
Bob Evans Farms, Inc.	786,100	$25,910
Dover Downs Gaming & Entertainment, Inc.	660,600	2,246
International Speedway Corp., Class A (b)	1,569,100	41,063

		69,219

Household Products—0.2%
WD-40 Co.	314,900	12,684

Industrial Conglomerates—0.1%
Standex International Corp.	144,548	4,323

Insurance—3.2%
American Equity Investment Life Holding Co.	1,613,300	20,247
American Financial Group, Inc.	2,459,800	79,427
Delphi Financial Group, Inc., Class A	2,348,000	67,716
Infinity Property & Casualty Corp.	370,500	22,897
Montpelier Re Holdings Ltd.	436,600	8,706
RLI Corp.	738,700	38,833

		237,826

Internet & Catalog Retail—0.3%
PetMed Express, Inc. (b)	1,254,900	22,350

Leisure Equipment & Products—0.3%
Sturm Ruger & Co., Inc. (b)	1,279,200	19,559

Life Sciences Tools & Services—1.1%
PerkinElmer, Inc.	3,117,972	80,506

Machinery—3.8%
Albany International Corp., Class A	412,745	9,778
Barnes Group, Inc.	2,261,500	46,745
Crane Co.	1,998,200	82,066
Harsco Corp.	2,088,000	59,132
Valmont Industries, Inc.	917,400	81,401

		279,122

Marine—0.1%
Baltic Trading Ltd. (b)	1,023,800	10,453

Media—0.6%
Cinemark Holdings, Inc.	2,776,700	47,870

Metals & Mining—5.5%
AMCOL International Corp.	805,300	24,964
Compass Minerals International, Inc.	1,010,200	90,181
Gold Resource Corp.	962,706	28,304
HudBay Minerals, Inc.	4,838,700	87,450
IAMGOLD Corp.	4,600,300	81,885
Royal Gold, Inc.	1,775,055	96,971

		409,755

Multi-Utilities—2.3%
Avista Corp.	1,683,300	37,908
OGE Energy Corp.	1,670,700	76,084
Vectren Corp.	2,216,100	56,244

		170,236

Oil, Gas & Consumable Fuels—14.9%
Alliance Resource Partners L.P.	455,700	29,967
Berry Petroleum Co., Class A	2,230,700	97,482
Buckeye Partners L.P.	1,005,100	67,171
Cimarex Energy Co.	1,182,400	104,678
El Paso Pipeline Partners L.P.	1,171,100	39,173
EXCO Resources, Inc.	4,475,400	86,912
Frontline Ltd.	2,928,900	74,306

54	Allianz Funds Semiannual Report	12.31.10

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

Holly Corp. (b)	2,727,600	$111,204
Knightsbridge Tankers Ltd.	429,000	9,554
Linn Energy LLC, UNIT	2,781,900	104,294
Magellan Midstream Partners L.P.	1,450,900	81,976
Ship Finance International Ltd.	1,762,800	37,935
Southern Union Co.	3,007,600	72,393
Sunoco Logistics Partners L.P.	442,900	37,022
TC Pipelines L.P.	391,400	20,353
Transmontaigne Partners L.P.	413,800	15,066
Tsakos Energy Navigation Ltd.	1,153,200	11,532
W&T Offshore, Inc.	292,100	5,220
World Fuel Services Corp.	2,745,100	99,263

		1,105,501

Paper & Forest Products—0.0%
Neenah Paper, Inc.	180,900	3,560

Real Estate Investment Trust—3.9%
Chimera Investment Corp.	9,880,300	40,608
CommonWealth	1,179,250	30,083
CreXus Investment Corp.	837,800	10,975
Equity One, Inc.	2,030,800	36,920
Franklin Street Properties Corp.	3,022,400	43,069
Healthcare Realty Trust, Inc.	2,413,100	51,085
PS Business Parks, Inc.	753,900	42,007
Sovran Self Storage, Inc.	926,200	34,094

		288,841

Semiconductors & Semiconductor Equipment—0.2%
Himax Technologies, Inc. ADR	2,163,100	5,105
Micrel, Inc.	979,600	12,725

		17,830

Specialty Retail—3.3%
Aaron’s, Inc.	3,510,300	71,575
Brown Shoe Co., Inc.	474,184	6,605
Buckle, Inc. (b)	2,423,700	91,543
RadioShack Corp.	4,102,900	75,863

		245,586

Textiles, Apparel & Luxury Goods—1.8%
Jones Group, Inc.	3,119,900	48,483
Oxford Industries, Inc.	365,300	9,356
Wolverine World Wide, Inc.	2,371,900	75,616

		133,455

Tobacco—0.8%
Universal Corp. (b)	1,465,700	59,654

Wireless Telecommunication Services—0.2%
Partner Communications Co., Ltd. ADR	760,000	15,443

Total Common Stock (cost—$5,229,094)		6,944,712

MUTUAL FUNDS—1.3%
Central Fund of Canada Ltd., Class A (cost—$57,860)	4,761,300	98,702

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.3%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $393,825; collateralized by U.S. Treasury Notes, 0.625%—1.375%, due 12/31/12—6/15/13, valued at $401,703 including accrued interest (cost—$393,825)	$393,825	$393,825

Total Investments (cost—$5,680,779)—99.9%		7,437,239

Other assets less liabilities—0.1%		3,357

Net Assets—100.0%		$7,440,596

Notes to Schedule of Investments:
(a) Non-income producing.

(b) Affiliated Security—See Note 8 in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	55

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace & Defense—3.4%
Precision Castparts Corp.	50,870	$7,081
United Technologies Corp.	103,655	8,160

		15,241

Air Freight & Logistics—1.0%
FedEx Corp.	46,365	4,312

Beverages—3.2%
Coca-Cola Co.	139,255	9,159
PepsiCo, Inc.	79,745	5,209

		14,368

Biotechnology—2.0%
Amgen, Inc. (b)	80,266	4,407
Celgene Corp. (b)	75,925	4,490

		8,897

Chemicals—1.0%
Air Products & Chemicals, Inc.	51,090	4,647

Commercial Banks—1.7%
Wells Fargo & Co.	247,845	7,681

Communications Equipment—3.9%
Cisco Systems, Inc. (b)	569,225	11,516
QUALCOMM, Inc.	117,461	5,813

		17,329

Computers & Peripherals—11.5%
Apple, Inc. (a)(b)	90,820	29,295
EMC Corp. (b)	478,464	10,957
Hewlett-Packard Co.	114,226	4,809
NetApp, Inc. (b)	113,060	6,213

		51,274

Consumer Finance—2.2%
American Express Co.	226,135	9,706

Diversified Financial Services—1.0%
JPMorgan Chase & Co.	107,685	4,568

Electrical Equipment—1.6%
Cooper Industries PLC	125,450	7,312

Electronic Equipment, Instruments & Components—1.0%
Corning, Inc.	232,590	4,494

Energy Equipment & Services—5.0%
Cameron International Corp. (b)	151,560	7,689
Schlumberger Ltd.	178,102	14,871

		22,560

Financial Services—0.9%
Visa, Inc., Class A	58,365	4,108

Health Care Providers & Services—4.5%
Cardinal Health, Inc.	215,545	8,257
Express Scripts, Inc. (b)	149,245	8,067
UnitedHealth Group, Inc.	102,470	3,700

		20,024

Hotels, Restaurants & Leisure—6.9%
Carnival Corp., UNIT	158,315	7,300
McDonald’s Corp.	126,365	9,700
Starbucks Corp.	155,095	4,983
Starwood Hotels & Resorts Worldwide, Inc.	147,200	8,947

		30,930

Household Products—1.4%
Colgate-Palmolive Co.	78,335	6,296

	Shares	Value (000s)

Internet & Catalog Retail—3.8%
Amazon.com, Inc. (a)(b)	60,650	$10,917
NetFlix, Inc. (b)	34,000	5,974

		16,891

Internet Software & Services—5.1%
Google, Inc., Class A (b)	30,420	18,069
Yahoo!, Inc. (b)	296,520	4,931

		23,000

Leisure Equipment & Products—1.3%
Hasbro, Inc.	125,990	5,944

Life Sciences Tools & Services—1.6%
Thermo Fisher Scientific, Inc. (b)	126,270	6,990

Machinery—6.4%
Deere & Co.	112,755	9,364
Eaton Corp.	102,665	10,422
Joy Global, Inc.	101,094	8,770

		28,556

Media—1.8%
Walt Disney Co.	214,125	8,032

Metals & Mining—2.8%
Allegheny Technologies, Inc.	84,635	4,670
Vale S.A. ADR	230,010	7,952

		12,622

Multiline Retail—3.2%
Kohl’s Corp. (b)	101,090	5,493
Target Corp.	146,475	8,808

		14,301

Oil, Gas & Consumable Fuels—2.7%
Occidental Petroleum Corp.	62,820	6,163
Southwestern Energy Co. (b)	156,145	5,844

		12,007

Pharmaceuticals—3.9%
Allergan, Inc.	72,190	4,957
Teva Pharmaceutical Industries Ltd. ADR	125,360	6,535
Watson Pharmaceuticals, Inc. (b)	117,805	6,085

		17,577

Road & Rail—2.1%
Union Pacific Corp.	101,255	9,382

Semiconductors & Semiconductor Equipment—4.0%
First Solar, Inc. (b)	40,085	5,217
Intel Corp.	49,410	1,039
Marvell Technology Group Ltd. (b)	276,670	5,132
Microchip Technology, Inc.	194,330	6,648

		18,036

Software—5.9%
Microsoft Corp.	288,485	8,055
Oracle Corp.	415,365	13,001
Salesforce.com, Inc. (b)	40,155	5,300

		26,356

Specialty Retail—2.6%
Bed Bath & Beyond, Inc. (b)	120,045	5,900
Lowe’s Cos., Inc.	226,967	5,692

		11,592

Total Common Stock (cost—$348,568)		445,033

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $4,035; collateralized by Freddie Mac Discount Notes, 0.101%, due 6/29/11, valued at $1,844 including accrued interest and U.S. Treasury Notes, 0.75%, due 11/30/11, valued at $2,513 including accrued interest (cost—$4,035)	$4,035	$4,035

OPTIONS PURCHASED (b)—0.0%
	Contracts
Call Options—0.0%
Intel Corp. (CBOE), strike price $22.50, expires 1/22/11 (cost—$1,707)	8,939	89

Total Investments before options written (cost—$354,310)—100.3%		449,157

OPTIONS WRITTEN (b)—(0.5)%
Call Options—(0.5)%
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	304	(2,432)
Intel Corp. (CBOE), strike price $30, expires 1/22/11	8,939	(9)

		(2,441)

Put Options—(0.0)%
Amazon.com, Inc. (CBOE), strike price $105, expires 1/22/11	600	—
Intel Corp. (CBOE), strike price $17.50, expires 1/22/11	8,939	(27)

		(27)

Total Options Written (premiums received—$2,887)		(2,468)

Total Investments net of options written (cost—$351,423)—99.8%		446,689

Other assets less other liabilities—0.2%		955

Net Assets—100.0%		$447,644

Notes to Schedule of Investments:
(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

56	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.7%
Aerospace & Defense—1.6%
Goodrich Corp.	13,490	$1,188

Air Freight & Logistics—1.6%
Expeditors International of Washington, Inc.	21,905	1,196

Airlines—1.2%
AMR Corp. (a)	118,415	922

Auto Components—2.5%
BorgWarner, Inc. (a)	15,050	1,089
Lear Corp. (a)	8,025	792

		1,881

Beverages—2.1%
Coca-Cola Enterprises, Inc.	23,970	600
Hansen Natural Corp. (a)	18,860	986

		1,586

Biotechnology—1.4%
Alexion Pharmaceuticals, Inc. (a)	3,915	315
Human Genome Sciences, Inc. (a)	6,520	156
United Therapeutics Corp. (a)	9,742	616

		1,087

Capital Markets—1.5%
Invesco Ltd.	10,895	262
Lazard Ltd., Class A	21,175	836

		1,098

Chemicals—1.4%
LyondellBasell Industries NV, Class A (a)	30,785	1,059

Commercial Banks—2.3%
Fifth Third Bancorp	45,195	664
Zions Bancorporation	43,130	1,045

		1,709

Commercial Services & Supplies—0.6%
Republic Services, Inc.	15,956	476

Communications Equipment—1.9%
Brocade Communications
Systems, Inc. (a)	105,290	557
Finisar Corp. (a)	13,530	402
Polycom, Inc. (a)	12,579	490

		1,449

Computers & Peripherals—2.9%
NetApp, Inc. (a)	23,075	1,268
QLogic Corp. (a)	41,740	710
Seagate Technology PLC (a)	15,540	234

		2,212

Construction & Engineering—1.3%
Foster Wheeler AG (a)	27,424	947

Containers & Packaging—1.3%
Owens-Illinois, Inc. (a)	31,875	978

Electrical Equipment—5.3%
AMETEK, Inc.	35,675	1,400
Cooper Industries PLC	17,615	1,027
Rockwell Automation, Inc.	15,825	1,135
Roper Industries, Inc.	5,592	427

		3,989

Electronic Equipment, Instruments & Components—0.9%
Tyco Electronics Ltd.	18,870	668

	Shares	Value (000s)

Energy Equipment & Services—3.4%
Cameron International Corp. (a)	25,285	$1,283
Weatherford International Ltd. (a)	56,033	1,277

		2,560

Food & Staples Retailing—1.2%
Fresh Market, Inc. (a)	12,360	509
Whole Foods Market, Inc. (a)	7,675	389

		898

Health Care Equipment & Supplies—3.5%
Cooper Cos., Inc.	16,575	934
Edwards Lifesciences Corp. (a)	8,610	696
HeartWare International, Inc. (a)	2,885	253
Intuitive Surgical, Inc. (a)	1,665	429
Thoratec Corp. (a)	10,200	289

		2,601

Health Care Providers & Services—2.5%
DaVita, Inc. (a)	12,260	852
Henry Schein, Inc. (a)	16,075	987

		1,839

Health Care Technology—1.1%
Cerner Corp. (a)	9,005	853

Hotels, Restaurants & Leisure—3.7%
Darden Restaurants, Inc.	16,115	748
Royal Caribbean Cruises Ltd. (a)	14,440	679
Starwood Hotels & Resorts Worldwide, Inc.	22,180	1,348

		2,775

Insurance—0.7%
Arch Capital Group Ltd. (a)	6,145	541

Internet & Catalog Retail—2.0%
Expedia, Inc.	24,875	624
NetFlix, Inc. (a)	4,895	860

		1,484

Internet Software & Services—1.9%
Akamai Technologies, Inc. (a)	13,170	620
Monster Worldwide, Inc. (a)	33,770	798

		1,418

IT Services—0.8%
Global Payments, Inc.	12,265	567

Leisure Equipment & Products—1.7%
Hasbro, Inc.	26,240	1,238

Life Sciences Tools & Services—0.6%
Life Technologies Corp. (a)	7,835	435

Machinery—3.6%
Cummins, Inc.	6,445	709
Navistar International Corp. (a)	20,260	1,173
Terex Corp. (a)	26,355	818

		2,700

Media—3.9%
CBS Corp., Class B	59,315	1,130
DreamWorks Animation SKG, Inc., Class A (a)	24,905	734
McGraw-Hill Cos., Inc.	12,805	466
Scripps Networks Interactive, Inc., Class A	11,629	602

		2,932

Metals & Mining—2.1%
Carpenter Technology Corp.	13,355	537
Cliffs Natural Resources, Inc.	13,010	1,015

		1,552

	Shares	Value (000s)

Multiline Retail—2.4%
Dollar Tree, Inc. (a)	14,209	$797
Nordstrom, Inc.	23,165	982

		1,779

Oil, Gas & Consumable Fuels—2.7%
Alpha Natural Resources, Inc. (a)	19,435	1,167
Newfield Exploration Co. (a)	3,050	220
Pioneer Natural Resources Co.	7,455	647

		2,034

Paper & Forest Products—1.3%
International Paper Co.	37,010	1,008

Personal Products—1.2%
Estee Lauder Cos., Inc., Class A	11,195	903

Pharmaceuticals—2.2%
Shire PLC ADR	9,715	703
Watson Pharmaceuticals, Inc. (a)	18,545	958

		1,661

Real Estate Investment Trust—0.3%
Public Storage	2,470	251

Road & Rail—1.3%
J.B. Hunt Transport Services, Inc.	23,355	953

Semiconductors & Semiconductor Equipment—7.5%
Analog Devices, Inc.	28,250	1,064
Atmel Corp. (a)	27,980	345
Avago Technologies Ltd.	19,390	552
First Solar, Inc. (a)	725	94
Linear Technology Corp.	7,335	254
Marvell Technology Group Ltd. (a)	54,902	1,019
Microchip Technology, Inc.	20,260	693
PMC-Sierra, Inc. (a)	19,930	171
Skyworks Solutions, Inc. (a)	29,270	838
Veeco Instruments, Inc. (a)	14,220	611

		5,641

Software—7.2%
Check Point Software Technologies Ltd. (a)	5,807	269
Citrix Systems, Inc. (a)	16,450	1,125
Intuit, Inc. (a)	21,175	1,044
Longtop Financial Technologies Ltd. ADR (a)	19,260	697
Red Hat, Inc. (a)	13,745	627
Salesforce.com, Inc. (a)	8,288	1,094
Solera Holdings, Inc.	11,100	570

		5,426

Specialty Retail—5.4%
Bed Bath & Beyond, Inc. (a)	12,095	594
Dick’s Sporting Goods, Inc. (a)	20,045	752
Guess?, Inc.	21,504	1,018
O’Reilly Automotive, Inc. (a)	11,295	682
Williams-Sonoma, Inc.	27,430	979

		4,025

Textiles, Apparel & Luxury Goods—0.7%
Polo Ralph Lauren Corp.	5,045	560

Wireless Telecommunication Services—2.0%
SBA Communications Corp., Class A (a)	26,220	1,073
Sprint Nextel Corp., Ser. 1 (a)	101,355	429

		1,502

Total Common Stock (cost—$55,380)		72,581

12.31.10	Allianz Funds Semiannual Report	57

Schedule of Investments (cont.)

RCM Mid-Cap Fund

December 31, 2010 (unaudited)

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—3.4%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $2,570; collateralized by Federal Home Loan Bank Discount Notes, zero coupon, due 1/10/11, valued at $2,625 (cost—$2,570)	$2,570	$2,570

Total Investments (cost—$57,950)—100.1%		75,151

Liabilities in excess of other assets—(0.1)%		(51)

Net Assets—100.0%		$75,100

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

58	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Strategic Growth Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—102.0%
Air Freight & Logistics—1.6%
FedEx Corp. (a)	2,076	$193

Automobiles—1.6%
Ford Motor Co. (a)(b)	11,885	200

Biotechnology—1.5%
Amgen, Inc. (b)	960	53
Celgene Corp. (a)(b)	2,136	126

		179

Chemicals—2.3%
Air Products & Chemicals, Inc. (a)	984	89
LyondellBasell Industries NV, Class A (b)	5,515	190

		279

Commercial Banks—2.9%
Comerica, Inc.	1,926	81
Fifth Third Bancorp (a)	18,400	270

		351

Communications Equipment—3.3%
Cisco Systems, Inc. (a)(b)	2,440	49
Juniper Networks, Inc. (a)(b)	2,081	77
Polycom, Inc. (a)(b)	6,105	238
RADWARE Ltd. (b)	1,090	41

		405

Computers & Peripherals—9.6%
Apple, Inc. (a)(b)	2,326	750
EMC Corp. (a)(b)	10,645	244
Hewlett-Packard Co. (a)	644	27
NetApp, Inc. (a)(b)	2,617	144

		1,165

Construction & Engineering—1.1%
Fluor Corp.	1,149	76
Quanta Services, Inc. (b)	2,859	57

		133

Consumer Finance—2.2%
American Express Co.	1,535	66
Discover Financial Services (a)	11,040	204

		270

Diversified Consumer Services—0.6%
Apollo Group, Inc., Class A (a)(b)	1,800	71

Diversified Financial Services—0.4%
Bank of America Corp.	3,270	44

Diversified Telecommunication Services—0.6%
AT&T, Inc.	2,480	73

Electrical Equipment—3.5%
AMETEK, Inc. (a)	5,537	217
Cooper Industries PLC (a)	2,435	142
Rockwell Automation, Inc.	1,010	73

		432

Electronic Equipment, Instruments & Components—1.0%
Dolby Laboratories, Inc., Class A (b)	170	12
Itron, Inc. (a)(b)	1,935	107

		119

Energy Equipment & Services—3.2%
Schlumberger Ltd. (a)	3,168	264
Weatherford International Ltd. (b)	5,595	128

		392

	Shares	Value (000s)

Health Care Equipment & Supplies—1.7%
Alcon, Inc. (a)	527	$86
Edwards Lifesciences Corp. (b)	865	70
Intuitive Surgical, Inc. (b)	178	46

		202

Health Care Providers & Services—3.4%
Aetna, Inc.	1,800	55
Cardinal Health, Inc.	2,255	86
Community Health Systems, Inc. (b)	985	37
Express Scripts, Inc. (a)(b)	2,984	161
McKesson Corp.	1,089	77

		416

Hotels, Restaurants & Leisure—8.4%
Carnival Corp., UNIT	3,275	151
Las Vegas Sands Corp. (a)(b)	11,615	534
McDonald’s Corp. (a)	2,717	208
Starwood Hotels & Resorts Worldwide, Inc. (a)	2,070	126

		1,019

Household Products—0.7%
Colgate-Palmolive Co. (a)	1,025	82

Insurance—0.5%
Arch Capital Group Ltd. (b)	745	66

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (a)(b)	274	49
NetFlix, Inc. (b)	300	53

		102

Internet Software & Services—4.1%
Akamai Technologies, Inc. (b)	745	35
Google, Inc., Class A (a)(b)	773	459

		494

Leisure Equipment & Products—1.6%
Hasbro, Inc.	1,470	69
Mattel, Inc. (a)	4,820	123

		192

Life Sciences Tools & Services—2.1%
Thermo Fisher Scientific, Inc. (a)(b)	4,676	259

Machinery—0.2%
Deere & Co.	370	31

Media—2.5%
CBS Corp., Class B (a)	6,900	132
Walt Disney Co. (a)	4,559	171

		303

Metals & Mining—3.6%
Allegheny Technologies, Inc. (a)	4,590	253
Barrick Gold Corp.	1,376	73
Freeport-McMoRan Copper & Gold, Inc. (a)	890	107

		433

Oil, Gas & Consumable Fuels—5.4%
Arch Coal, Inc. (a)	5,895	207
Concho Resources, Inc. (a)(b)	1,340	118
Exxon Mobil Corp. (a)	1,920	140
Southwestern Energy Co. (a)(b)	5,302	198

		663

Paper & Forest Products—0.7%
International Paper Co.	3,240	88

	Shares	Value (000s)

Pharmaceuticals—4.7%
Allergan, Inc. (a)	1,667	$114
Pfizer, Inc. (a)	13,565	238
Teva Pharmaceutical Industries Ltd. ADR (a)	2,486	130
Watson Pharmaceuticals, Inc. (b)	1,730	89

		571

Road & Rail—3.1%
Avis Budget Group, Inc. (a)(b)	7,600	118
Hertz Global Holdings, Inc. (a)(b)	18,200	264

		382

Semiconductors & Semiconductor Equipment—6.8%
Analog Devices, Inc.	1,815	68
Broadcom Corp., Class A (a)	1,245	54
First Solar, Inc. (b)	618	80
Intel Corp. (a)	11,155	235
Marvell Technology Group Ltd. (a)(b)	5,485	102
Microchip Technology, Inc. (a)	6,051	207
Texas Instruments, Inc.	2,388	78

		824

Software—8.8%
Adobe Systems, Inc. (a)(b)	7,615	234
Citrix Systems, Inc. (a)(b)	1,270	87
Microsoft Corp. (a)	6,485	181
Oracle Corp. (a)	10,590	332
Rovi Corp. (b)	1,505	93
Salesforce.com, Inc. (a)(b)	1,055	139

		1,066

Specialty Retail—4.9%
Bed Bath & Beyond, Inc. (b)	1,278	63
Guess?, Inc. (a)	4,005	189
Lowe’s Cos., Inc. (a)	5,498	138
Ross Stores, Inc.	1,110	70
Urban Outfitters, Inc. (a)(b)	3,760	135

		595

Wireless Telecommunication Services—2.6%
American Tower Corp., Class A (a)(b)	2,405	124
Crown Castle International Corp. (b)	2,295	101
Sprint Nextel Corp., Ser. 1 (a)(b)	21,710	92

		317

Total Common Stock (cost—$9,678)		12,411

SHORT-TERM INVESTMENTS—5.9%
	Principal Amount (000s)
U.S. Treasury Bills (d)—3.2%
0.112%, 2/24/11 (cost—$385)	$385	385

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $332; collateralized by U.S. Treasury Notes, 1.875%, due 6/15/12, valued at $342 including accrued interest (cost—$332)	332	332

Total Short-Term Investments (cost—$717)		717

12.31.10	Allianz Funds Semiannual Report	59

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2010 (unaudited)

	Contracts	Value (000s)

OPTIONS PURCHASED (b)—2.9%
Call Options—2.7%
Amazon.com, Inc. (CBOE), strike price $160, expires 1/22/11	12	$24
Broadcom Corp. (CBOE), strike price $45, expires 5/21/11	30	10
Carnival Corp. (CBOE), strike price $38, expires 4/16/11	45	39
CBS Corp. (CBOE), strike price $17.50, expires 1/21/12	116	42
Cisco Systems, Inc. (CBOE), strike price $25, expires 1/22/11	89	—(c)
Citigroup, Inc. (CBOE), strike price $5, expires 1/21/12	300	18
Citrix Systems, Inc. (CBOE), strike price $75, expires 1/21/12	11	9
Crown Castle International Corp. (CBOE), strike price $40, expires 1/22/11	17	6
Cummins, Inc. (CBOE), strike price $75, expires 1/22/11	18	65
Dolby Laboratories, Inc. (CBOE), strike price $65, expires 3/19/11	15	7
General Electric Co. (CBOE), strike price $19, expires 3/19/11	178	8
Hewlett-Packard Co. (CBOE), strike price $50, expires 1/22/11	50	—(c)
Precision Castparts Corp. (CBOE), strike price $125, expires 1/22/11	8	12
Procter & Gamble Co. (CBOE), strike price $65, expires 1/21/12	36	13
Skyworks Solutions, Inc. (CBOE), strike price $27, expires 5/21/11	20	7
Vale S.A. ADR (CBOE), strike price $35, expires 1/21/12	76	33
Watson Pharmaceuticals, Inc. (CBOE), strike price $45, expires 1/21/12	25	24
Yahoo!, Inc. (CBOE), strike price $17.50, expires 1/19/13	40	13

		330

Put Options—0.2%
SPDR S&P 500 ETF Trust (CBOE), strike price $122, expires 2/19/11	94	16

Total Options Purchased (cost—$294)		346

Total Investments before options written (cost—$10,689)—110.8%		13,474

	Contracts	Value (000s)

OPTIONS WRITTEN (b)—(10.8)%
Call Options—(9.5)%
Adobe Systems, Inc. (CBOE), strike price $22.50, expires 1/22/11	22	$(18)
strike price $22.50, expires 1/21/12	53	(51)
Allegheny Technologies, Inc. (CBOE), strike price $40, expires 1/21/12	39	(72)
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	2	(16)
strike price $180, expires 1/22/11	12	(6)
Apollo Group, Inc. (CBOE), strike price $40, expires 1/22/11	18	(4)
Apple, Inc. (CBOE), strike price $320, expires 4/16/11	10	(23)
Arch Coal, Inc. (CBOE), strike price $30, expires 4/16/11	49	(31)
Avis Budget Group, Inc. (CBOE), strike price $10, expires 2/19/11	76	(42)
Broadcom Corp. (CBOE), strike price $55, expires 5/21/11	30	(2)
Brocade Communications Systems, Inc. (CBOE), strike price $15, expires 1/22/11	90	—(c)
Carnival Corp. (CBOE), strike price $45, expires 4/16/11	45	(16)
CBS Corp. (CBOE), strike price $15, expires 1/21/12	69	(35)
strike price $25, expires 1/21/12	116	(11)
Cisco Systems, Inc. (CBOE), strike price $30, expires 1/22/11	89	—(c)
Crown Castle International Corp. (CBOE), strike price $45, expires 1/22/11	17	(1)
Cummins, Inc. (CBOE), strike price $90, expires 1/22/11	18	(37)
Dolby Laboratories, Inc. (CBOE), strike price $80, expires 3/19/11	15	—(c)
Exxon Mobil Corp. (CBOE), strike price $65, expires 1/22/11	6	(5)
Fifth Third Bancorp (CBOE), strike price $11, expires 5/21/11	28	(11)
strike price $10, expires 1/21/12	128	(69)
strike price $12.50, expires 1/21/12	28	(10)
Ford Motor Co. (CBOE), strike price $14, expires 3/19/11	65	(20)
Hertz Global Holdings, Inc. (CBOE), strike price $10, expires 1/21/12	182	(99)

	Contracts	Value (000s)

Hewlett-Packard Co. (CBOE), strike price $60, expires 1/22/11	67	$—(c)
Intel Corp. (CBOE), strike price $22.50, expires 1/22/11	126	(1)
International Paper Co. (CBOE), strike price $20, expires 1/21/12	28	(23)
Juniper Networks, Inc. (CBOE), strike price $30, expires 1/22/11	26	(18)
Las Vegas Sands Corp. (CBOE), strike price $20, expires 1/22/11	107	(277)
NetApp, Inc. (CBOE), strike price $30, expires 1/22/11	9	(23)
Pfizer, Inc. (CBOE), strike price $16, expires 6/18/11	115	(21)
Polycom, Inc. (CBOE), strike price $20, expires 1/22/11	60	(114)
Precision Castparts Corp. (CBOE), strike price $150, expires 1/22/11	16	—(c)
Procter & Gamble Co. (CBOE), strike price $72.50, expires 1/21/12	36	(4)
QUALCOMM, Inc. (CBOE), strike price $50, expires 1/22/11	13	(1)
Sprint Nextel Corp. (CBOE), strike price $4, expires 1/21/12	196	(17)
Urban Outfitters, Inc. (CBOE), strike price $17.50, expires 1/22/11	19	(35)
Vale S.A. ADR (CBOE), strike price $45, expires 1/21/12	76	(10)
Watson Pharmaceuticals, Inc. (CBOE), strike price $60, expires 1/21/12	25	(6)
Weatherford International Ltd. (CBOE), strike price $12.50, expires 1/22/11	29	(30)

		(1,159)

Put Options—(1.3)%
Aetna, Inc. (CBOE), strike price $25, expires 1/22/11	20	—(c)
Amazon.com, Inc. (CBOE), strike price $100, expires 1/22/11	10	—(c)
strike price $105, expires 1/22/11	12	—(c)
strike price $110, expires 1/22/11	12	—(c)
American Express Co. (CBOE), strike price $40, expires 1/22/11	32	(1)
Apple, Inc. (CBOE), strike price $160, expires 1/22/11	10	—(c)
strike price $185, expires 1/22/11	16	—(c)
Arch Coal, Inc. (CBOE), strike price $21, expires 4/16/11	24	—(c)

60	Allianz Funds Semiannual Report	12.31.10

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2010 (unaudited)

	Contracts	Value (000s)

Bank of America Corp. (CBOE), strike price $12.50, expires 1/22/11	85	$(2)
strike price $12, expires 2/19/11	40	(1)
strike price $12.50, expires 1/21/12	18	(3)
Broadcom Corp. (CBOE), strike price $40, expires 5/21/11	30	(7)
Cameron International Corp. (CBOE), strike price $35, expires 1/22/11	48	—(c)
Cardinal Health, Inc. (CBOE), strike price $30, expires 1/22/11	18	—(c)
Carnival Corp. (CBOE), strike price $33, expires 4/16/11	45	(1)
CBS Corp. (CBOE), strike price $15, expires 1/21/12	116	(15)
Cisco Systems, Inc. (CBOE), strike price $20, expires 1/22/11	107	(4)
Citigroup, Inc. (CBOE), strike price $3.50, expires 1/21/12	300	(8)
Citrix Systems, Inc. (CBOE), strike price $48, expires 1/22/11	30	—(c)
Citrix Systems, Inc. (CBOE), strike price $55, expires 1/21/12	11	(6)
Coach, Inc. (CBOE), strike price $35, expires 1/22/11	69	—(c)
Crown Castle International Corp. (CBOE), strike price $30, expires 1/22/11	17	—(c)
Cummins, Inc. (CBOE), strike price $55, expires 1/22/11	18	—(c)
Dolby Laboratories, Inc. (CBOE), strike price $55, expires 3/19/11	15	(1)
strike price $55, expires 6/18/11	30	(6)
Freeport McMoRan Copper & Gold, Inc. (CBOE), strike price $59, expires 1/22/11	7	—(c)
General Electric Co. (CBOE), strike price $15, expires 1/22/11	178	(1)
Hewlett-Packard Co. (CBOE), strike price $40, expires 1/22/11	67	(2)
Intel Corp. (CBOE), strike price $17.50, expires 1/22/11	126	—(c)
Intel Corp. (CBOE), strike price $19, expires 7/16/11	40	(4)
KB Home (CBOE), strike price $12.50, expires 1/22/11	73	(2)
Marvell Technology Group Ltd. (CBOE), strike price $19, expires 1/22/11	40	(3)

	Contracts	Value (000s)

Navistar International Corp. (CBOE), strike price $30, expires 1/22/11	68	$—(c)
Netflix, Inc. (CBOE), strike price $170, expires 2/19/11	6	(7)
Peabody Energy Corp. (CBOE), strike price $40, expires 1/22/11	17	—(c)
Precision Castparts Corp. (CBOE), strike price $110, expires 1/22/11	16	—(c)
Procter & Gamble Co. (CBOE), strike price $55, expires 1/21/12	36	(9)
Schlumberger Ltd. (CBOE), strike price $42.50, expires 1/22/11	16	—(c)
Skyworks Solutions, Inc. (CBOE), strike price $23, expires 5/21/11	40	(4)
SMART Technologies, Inc. (CBOE), strike price $7.50, expires 5/21/11	76	(5)
SPDR S&P 500 ETF Trust (CBOE), strike price $114, expires 2/19/11	94	(6)
strike price $110, expires 3/31/11	94	(10)
St. Jude Medical, Inc. (CBOE), strike price $30, expires 1/22/11	20	—(c)
strike price $35, expires 1/22/11	29	—(c)
Starwood Hotels & Resorts Worldwide, Inc. (CBOE), strike price $25, expires 1/22/11	40	—(c)
strike price $48, expires 2/19/11	20	—(c)
Teva Pharmaceutical Industries Ltd. ADR (CBOE), strike price $55, expires 1/22/11	22	(7)
Texas Instruments, Inc. (CBOE), strike price $20, expires 1/22/11	43	—(c)
Vale S.A. ADR (CBOE), strike price $30, expires 1/21/12	76	(23)
Vmware, Inc. (CBOE), strike price $50, expires 1/22/11	28	—(c)
Watson Pharmaceuticals, Inc. (CBOE), strike price $40, expires 1/21/12	25	(4)
Weatherford International Ltd. (CBOE), strike price $15, expires 1/21/12	58	(4)
Yahoo!, Inc. (CBOE), strike price $15, expires 1/22/11	22	—(c)
Yahoo!, Inc. (CBOE), strike price $12.50, expires 1/19/13	40	(5)

	Contracts	Value (000s)

Zions Bancorporation (CBOE), strike price $20, expires 1/22/11	32	$—(c)

		(151)

Total Options Written (premiums received—$1,188)		(1,310)

Total Investments net of options written (cost—$9,501)—100.0%		12,164

Other liabilities in excess of other assets—(0.0)%		(1)

Net Assets—100.0%		$12,163

Notes to Schedule of Investments:
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Amount less than $500.

(d) Rates shown are the effective yields at purchase date.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
ETF—Exchange-Traded Fund

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	61

Statements of Assets and Liabilities

December 31, 2010 (Unaudited)
Amounts in thousands, except per share amounts	AGIC Growth	AGIC Income & Growth	AGIC Mid-Cap Growth	AGIC Opportunity

Assets:
Investments, at value	$671,205	$400,295	$6,916	$300,112
Cash	1	2,665	7	—
Receivable for investments sold	—	—	123	584
Receivable for Fund shares sold	443	5,914	23	232
Dividends and interest receivable (net of foreign taxes)	406	3,031	8	19
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	53	5	2	22
Total Assets	672,108	411,910	7,079	300,969

Liabilities:
Payable for investments purchased	—	6,448	—	2,846
Options written, at value	—	487	—	—
Payable for Fund shares redeemed	5,473	612	—	4,997
Investment Advisory fees payable	282	196	4	162
Administration fees payable	221	117	2	87
Distribution fees payable	141	70	—	51
Servicing fees payable	127	59	1	32
Trustees Deferred Compensation Plan payable (see Note 4)	53	5	2	22
Accrued expenses	—	4	—	—
Total Liabilities	6,297	7,998	9	8,197
Net Assets	$665,811	$403,912	$7,070	$292,772

Net Assets Consist of:
Paid-in-capital	$676,785	$383,766	$8,518	$275,443
Undistributed (dividends in excess of) net investment income	(811)	(605)	13	(1,464)
Accumulated net realized gain (loss)	(138,354)	7,953	(2,409)	(38,448)
Net unrealized appreciation of investments, options written and foreign currency transactions	128,191	12,798	948	57,241
Net Assets	$665,811	$403,912	$7,070	$292,772

Net Assets:
Class A	$363,068	$183,000	$1,768	$70,915
Class B	9,665	—	—	4,164
Class C	202,267	128,015	878	76,070
Class D	10,704	13,057	97	1,038
Class R	18,612	—	—	160
Class P	6,220	37,931	11	2,355
Institutional Class	47,291	41,909	4,316	135,566
Administrative Class	7,984	—	—	2,504

Shares Issued and Outstanding:
Class A	12,715	14,398	144	2,630
Class B	416	—	—	209
Class C	8,698	10,259	73	3,834
Class D	425	1,024	8	51
Class R	771	—	—	8
Class P	261	2,970	1	116
Institutional Class	1,778	3,275	348	5,897
Administrative Class	310	—	—	112

Net Asset Value and Redemption Price Per Share Outstanding*:
Class A	$28.55	$12.71	$12.25	$26.96
Class B	23.26	—	—	19.85
Class C	23.25	12.48	12.07	19.84
Class D	25.21	12.75	12.30	20.48
Class R	24.14	—	—	19.94
Class P	23.82	12.77	12.38	20.36
Institutional Class	26.61	12.80	12.40	22.99
Administrative Class	25.74	—	—	22.37

Cost of Investments	$543,014	$387,521	$5,968	$242,871
Premiums Received for Options Written	—	$511	—	—
*	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

62	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

AGIC Systematic Growth	AGIC Target	NFJ All-Cap Value	NFJ Dividend Value	NFJ Large-Cap Value	NFJ Mid-Cap Value

$44,159	$347,506	$20,877	$7,492,119	$1,231,558	$13,378
1	1	—	—	—	—
—	—	—	14,180	—	—
70	103	76	16,038	2,013	51
30	63	43	22,866	3,096	28
3	46	3	711	92	1
44,263	347,719	20,999	7,545,914	1,236,759	13,458

—	265	—	33,638	—	148
—	—	—	—	—	—
2	454	10	16,517	1,635	15
19	161	11	2,799	463	7
12	116	7	1,920	391	4
4	141	4	603	110	2
3	71	4	671	214	3
3	46	3	711	92	1
—	—	—	—	—	1
43	1,254	39	56,859	2,905	181
$44,220	$346,465	$20,960	$7,489,055	$1,233,854	$13,277

$46,799	$366,686	$35,552	$9,920,854	$1,810,643	$17,046
60	(2,050)	19	7,961	1,301	10
(9,996)	(109,852)	(15,970)	(2,753,541)	(688,861)	(5,404)
7,357	91,681	1,359	313,781	110,771	1,625
$44,220	$346,465	$20,960	$7,489,055	$1,233,854	$13,277

$7,029	$114,860	$10,690	$1,762,110	$227,230	$8,778
1,895	5,364	1,401	74,288	39,516	—
3,492	217,139	5,515	488,392	126,647	3,283
650	652	2,220	677,284	623,752	488
—	—	—	224,045	11,276	—
44	2,302	1,068	871,126	8,114	502
31,094	6,099	47	2,298,049	183,112	226
16	49	19	1,093,761	14,207	—

522	6,219	1,052	155,306	16,383	689
149	366	142	6,497	2,850	—
274	14,830	565	42,883	9,149	258
49	35	215	59,558	45,084	39
—	—	—	19,800	809	—
3	124	103	76,247	576	39
2,250	314	4	201,108	13,167	17
1	3	2	95,376	1,019	—

$13.46	$18.47	$10.16	$11.35	$13.87	$12.75
12.72	14.65	9.89	11.43	13.87	—
12.73	14.64	9.76	11.39	13.84	12.75
13.46	18.48	10.29	11.37	13.84	12.69
—	—	—	11.32	13.93	—
13.80	18.59	10.37	11.43	14.08	12.73
13.82	19.40	10.82	11.43	13.91	12.77
13.61	18.98	10.50	11.47	13.93	—

$36,802	$255,825	$19,518	$7,178,347	$1,120,787	$11,753
—	—	—	—	—	—

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	63

Statements of Assets and Liabilities  (Cont.)

December 31, 2010 (Unaudited)

Amounts in thousands, except per share amounts	NFJ Renaissance	NFJ Small-Cap Value	RCM Large-Cap Growth	RCM Mid-Cap	RCM Strategic Growth

Assets:
Investments, at value	$904,419	$6,879,027	$449,157	$75,151	$13,474
Investments in Affiliates, at value	—	558,212	—	—	—
Cash	—	1	1	1	—
Receivable for investments sold	4,259	56,491	673	—	—
Receivable for Fund shares sold	523	7,538	438	249	10
Dividends and interest receivable (net of foreign taxes)	1,632	8,149	361	12	6
Dividends from Affiliates	—	517	—	—	—
Tax reclaims receivable	32	—	55	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	129	461	43	6	1
Total Assets	910,994	7,510,396	450,728	75,419	13,491

Liabilities:
Payable for investments purchased	9,103	34,987	—	—	—
Payable for investments in Affiliates purchased	—	3,782	—	—	—
Options written, at value	—	—	2,468	—	1,310
Payable for Fund shares redeemed	88,117	24,035	238	255	2
Investment Advisory fees payable	454	3,520	170	29	9
Administration fees payable	301	1,692	123	20	4
Distribution fees payable	195	630	17	5	1
Servicing fees payable	184	693	25	4	1
Trustees Deferred Compensation Plan payable (see Note 4)	129	461	43	6	1
Total Liabilities	98,483	69,800	3,084	319	1,328
Net Assets	$812,511	$7,440,596	$447,644	$75,100	$12,163

Net Assets Consist of:
Paid-in-capital	$1,022,186	$5,857,234	$393,542	$72,361	$10,466
Undistributed (dividends in excess of) net investment income	1,586	33,812	(104)	(33)	(23)
Accumulated net realized loss	(379,735)	(206,910)	(41,060)	(14,429)	(943)
Net unrealized appreciation of investments and options written	168,474	1,756,460	95,266	17,201	2,663
Net Assets	$812,511	$7,440,596	$447,644	$75,100	$12,163

Net Assets:
Class A	$456,440	$2,488,389	$60,185	$10,748	$5,656
Class B	65,886	63,635	4,203	2,577	—
Class C	236,458	426,784	9,211	4,901	1,720
Class D	16,250	150,261	38,106	1,901	697
Class R	15,565	165,082	5,275	1,352	—
Class P	—	56,962	3,504	—	173
Institutional Class	13,245	2,646,658	285,150	51,343	3,639
Administrative Class	8,667	1,442,825	42,010	2,278	278

Shares Issued and Outstanding:
Class A	27,731	87,192	4,464	3,511	330
Class B	4,549	2,302	329	893	—
Class C	16,710	15,584	720	1,704	104
Class D	980	5,140	2,826	612	41
Class R	1,064	5,644	392	439	—
Class P	—	1,912	256	—	10
Institutional Class	764	88,600	20,761	15,780	209
Administrative Class	514	50,635	3,093	723	16

Net Asset Value and Redemption Price Per Share Outstanding*:
Class A	$16.46	$28.54	$13.48	$3.06	$17.11
Class B	14.48	27.65	12.77	2.89	—
Class C	14.15	27.39	12.80	2.88	16.51
Class D	16.57	29.23	13.48	3.11	17.10
Class R	14.63	29.25	13.46	3.08	—
Class P	—	29.79	13.68	—	17.37
Institutional Class	17.35	29.87	13.73	3.25	17.42
Administrative Class	16.87	28.49	13.58	3.15	17.22

Cost of Investments	$735,945	$5,188,924	$354,310	$57,950	$10,689
Cost of Investments in Affiliates	$—	$491,855	$—	$—	$—
Premiums Received for Options Written	—	—	$2,887	—	$1,188
*	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

64	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	65

Statements of Operations

For the Six Months ended December 31, 2010 (Unaudited)
Amounts in thousands	AGIC Growth	AGIC Income & Growth	AGIC Mid-Cap Growth	AGIC Opportunity

Investment Income:
Interest	$—	$4,156	$—	$—
Dividends, net of foreign withholding taxes (see Note 1(h))	3,818	1,456	70	460
Miscellaneous income	—	36	—	—
Total Income	3,818	5,648	70	460

Expenses:
Investment advisory fees	1,677	801	22	916
Administration fees	1,313	477	11	500
Distribution fees — Class B	43	—	—	16
Distribution fees — Class C	723	261	2	266
Distribution fees — Class R	21	—	—	—
Servicing fees — Class A	470	141	2	94
Servicing fees — Class B	14	—	—	5
Servicing fees — Class C	241	87	1	89
Servicing fees — Class D	11	8	—	1
Servicing fees — Class R	21	—	—	—
Distribution and/or servicing fees — Administrative Class	15	—	—	3
Trustees’ fees	39	15	—	16
Interest expense	—	—	1	1
Total Expenses	4,588	1,790	39	1,907
Net Investment Income (Loss)	(770)	3,858	31	(1,447)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,385	12,490	403	6,951
Options written	—	(862)	—	—
Foreign currency transactions	—	4	—	—
Net change in unrealized appreciation/depreciation of:
Investments	122,835	27,274	990	49,800
Options written	—	(1)	—	—
Net Realized and Change in Unrealized Gain	137,220	38,905	1,393	56,751
Net Increase in Net Assets Resulting from Investment Operations	$136,450	$42,763	$1,424	$55,304

66	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

AGIC Systematic Growth	AGIC Target	NFJ All-Cap Value	NFJ Dividend Value	NFJ Large-Cap Value	NFJ Mid-Cap Value

$—	$1	$—	$9	$1	$—
511	676	369	133,891	19,691	230
2	—	—	—	—	—
513	677	369	133,900	19,692	230

103	876	62	15,252	2,627	34
68	635	38	10,535	2,218	23
8	22	5	292	166	—
12	750	19	1,764	471	11
—	—	—	266	13	—
8	131	12	2,083	283	9
3	7	2	98	55	—
4	250	6	588	157	4
1	1	2	765	695	1
—	—	—	266	14	—
—	—	—	1,285	18	—
2	19	1	403	69	1
—	—	1	—	2	1
209	2,691	148	33,597	6,788	84
304	(2,014)	221	100,303	12,904	146

1,549	17,372	665	(78,987)	10,236	211
—	—	—	—	—	—
—	—	—	—	—	—

6,420	67,981	3,139	1,318,637	194,010	1,758
—	—	—	—	—	—
7,969	85,353	3,804	1,239,650	204,246	1,969
$8,273	$83,339	$4,025	$1,339,953	$217,150	$2,115

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	67

Statements of Operations  (Cont.)

For the Six Months ended December 31, 2010 (Unaudited)
Amounts in thousands	NFJ Renaissance	NFJ Small-Cap Value	RCM Large-Cap Growth	RCM Mid-Cap	RCM Strategic Growth

Investment Income:
Interest	$1	$18	$—	$—	$1
Dividends, net of foreign withholding taxes (see Note 1(h))	11,075	82,821	2,272	270	59
Dividends from investments in Affiliates	—	16,357	—	—	—
Miscellaneous income	1	—	—	—	—
Total Income	11,077	99,196	2,272	270	60

Expenses:
Investment advisory fees	2,482	19,050	942	147	52
Administration fees	1,640	10,129	684	101	19
Distribution fees — Class B	253	266	16	8	—
Distribution fees — Class C	850	1,514	32	13	6
Distribution fees — Class R	18	191	6	1	—
Servicing fees — Class A	596	2,825	70	9	5
Servicing fees — Class B	85	88	5	3	—
Servicing fees — Class C	283	505	11	4	2
Servicing fees — Class D	15	177	44	2	1
Servicing fees — Class R	18	191	6	1	—
Distribution and/or servicing fees — Administrative Class	11	1,568	48	2	—
Trustees’ fees	49	394	24	4	1
Tax expense	1	44	—	—	—
Total Expenses	6,301	36,942	1,888	295	86
Less: Investment Advisory/Administration fees waived	—	(899)	—	—	(2)
Net Expenses	6,301	36,043	1,888	295	84
Net Investment Income (Loss)	4,776	63,153	384	(25)	(24)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	59,495	352,844	8,286	2,466	43
Investments in Affiliates	—	6,689	—	—	—
Options written	—	—	(286)	—	59
Securities sold short	—	—	—	—	8
Foreign currency transactions	(41)	13	—	—	—
Payments from Affiliates (see Note 10)	—	—	—	2	—
Net change in unrealized appreciation/depreciation of:
Investments	107,004	883,484	81,855	13,743	2,513
Investments in Affiliates	—	79,836	—	—	—
Options written	—	—	424	—	(84)
Securities sold short	—	—	—	—	(18)
Net Realized and Change in Unrealized Gain	166,458	1,322,866	90,279	16,211	2,521
Net Increase in Net Assets Resulting from Investment Operations	$171,234	$1,386,019	$90,663	$16,186	$2,497

68	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	69

Statements of Changes in Net Assets

Amounts in thousands	AGIC Growth		AGIC Income & Growth		AGIC Mid-Cap Growth

	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(770)	$(452)	$3,858	$3,380	$31	$22
Net realized gain (loss) on investments, options written and foreign currency transactions	14,385	56,310	11,632	8,429	403	961
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	122,835	(22,636)	27,273	(7,961)	990	(201)
Net increase resulting from investment operations	136,450	33,222	42,763	3,848	1,424	782

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	(146)	(2,285)	(1,126)	(8)	(3)
Class B	—	— **	—	—	—	—
Class C	—	— **	(1,384)	(510)	— **	— **
Class D	—	(28)	(141)	(88)	— **	(2)
Class R	—	(14)	—	—	—	—
Class P	—	(13)	(512)	(111)	— **	— **
Institutional Class	—	(99)	(667)	(1,200)	(26)	(21)
Administrative Class	—	(12)	—	—	—	—
Net realized capital gains
Class A	—	—	(3,025)	(2,141)	—	—
Class C	—	—	(1,844)	(1,111)	—	—
Class D	—	—	(175)	(159)	—	—
Class P	—	—	(677)	(199)	—	—
Institutional Class	—	—	(858)	(1,648)	—	—
Total Dividends and Distributions to Shareholders	—	(312)	(11,568)	(8,293)	(34)	(26)

Fund Share Transactions:
Net proceeds from the sale of shares	41,117	285,885	235,743	183,323	1,379	3,114
Issued in reorganization	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions	—	279	7,841	6,604	32	26
Cost of shares redeemed	(142,120)	(142,659)	(32,386)	(71,013)	(1,902)	(1,690)
Net increase (decrease) from Fund share transactions	(101,003)	143,505	211,198	118,914	(491)	1,450
Fund Redemption Fees	—	— **	—	—	—	—
Total Increase (Decrease) in Net Assets	35,447	176,415	242,393	114,469	899	2,206

Net Assets:
Beginning of period	630,364	453,949	161,519	47,050	6,171	3,965
End of period*	$665,811	$630,364	$403,912	$161,519	$7,070	$6,171
* Including undistributed (dividends in excess of) net investment income of:	$(811)	$(41)	$(605)	$526	$13	$16
**	Less than $500.

70	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

AGIC Opportunity		AGIC Systematic Growth		AGIC Target		NFJ All-Cap Value		NFJ Dividend Value

Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010

$(1,447)	$(2,546)	$304	$177	$(2,014)	$(3,808)	$221	$395	$100,303	$231,236
6,951	40,479	1,549	2,756	17,372	58,816	665	491	(78,987)	157,185
49,800	(6,119)	6,420	586	67,981	5,101	3,139	3,153	1,318,637	496,465
55,304	31,814	8,273	3,519	83,339	60,109	4,025	4,039	1,339,953	884,886

—	—	(43)	(32)	—	—	(262)	(175)	(24,601)	(62,260)
—	—	— **	— **	—	—	(22)	(35)	(783)	(2,067)
—	—	— **	— **	—	—	(98)	(97)	(5,070)	(11,066)
—	—	(4)	(3)	—	—	(53)	(58)	(9,268)	(23,441)
—	—	—	—	—	—	—	—	(2,866)	(6,734)
—	—	— **	— **	—	—	(27)	(21)	(11,673)	(9,763)
—	—	(283)	(186)	—	—	— **	(79)	(34,527)	(78,989)
—	—	— **	— **	—	—	— **	— **	(15,452)	(38,390)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	(330)	(221)	—	—	(462)	(465)	(104,240)	(232,710)

24,952	113,591	3,370	11,470	10,619	14,663	3,529	6,145	1,369,064	1,870,041
—	—	—	1,037	—	—	—	—	—	—
—	—	319	216	—	—	379	386	84,752	208,302
(55,182)	(75,020)	(6,628)	(9,134)	(39,507)	(65,594)	(3,687)	(9,428)	(949,877)	(3,083,364)
(30,230)	38,571	(2,939)	3,589	(28,888)	(50,931)	221	(2,897)	503,939	(1,005,021)
—	— **	—	—	—	—	—	—	—	1
25,074	70,385	5,004	6,887	54,451	9,178	3,784	677	1,739,652	(352,844)

267,698	197,313	39,216	32,329	292,014	282,836	17,176	16,499	5,749,403	6,102,247
$292,772	$267,698	$44,220	$39,216	$346,465	$292,014	$20,960	$17,176	$7,489,055	$5,749,403
$(1,464)	$(17)	$60	$86	$(2,050)	$(36)	$19	$260	$7,961	$11,898

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	71

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Large-Cap Value		NFJ Mid-Cap Value		NFJ Renaissance

	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$12,904	$26,601	$146	$223	$4,776	$13,214
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	10,236	(70,029)	211	160	59,454	55,227
Net realized gain on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates (see Note 10)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	194,010	189,391	1,758	1,640	107,004	87,277
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	—	—	—	—	—
Net increase resulting from investment operations	217,150	145,963	2,115	2,023	171,234	155,718

Dividends to Shareholders from:
Net investment income
Class A	(2,611)	(5,407)	(110)	(148)	(6,978)	(5,281)
Class B	(272)	(675)	—	—	(94)	(1,459)
Class C	(922)	(1,455)	(31)	(34)	(1,800)	(2,454)
Class D	(6,803)	(11,539)	(6)	(5)	(208)	(136)
Class R	(111)	(196)	—	—	(180)	(225)
Class P	(106)	(298)	(7)	(12)	—	—
Institutional Class	(2,365)	(6,137)	(3)	(10)	(162)	(265)
Administrative Class	(171)	(413)	—	—	(108)	(193)
Total Dividends to Shareholders	(13,361)	(26,120)	(157)	(209)	(9,530)	(10,013)

Fund Share Transactions:
Net proceeds from the sale of shares	126,928	459,978	2,567	7,017	130,067	122,330
Issued in reinvestment of dividends	12,467	23,850	131	169	8,162	8,548
Cost of shares redeemed	(200,711)	(540,101)	(1,599)	(5,783)	(210,019)	(280,117)
Net increase (decrease) from Fund share transactions	(61,316)	(56,273)	1,099	1,403	(71,790)	(149,239)
Fund Redemption Fees	—	— **	—	—	—	— **
Total Increase (Decrease) in Net Assets	142,473	63,570	3,057	3,217	89,914	(3,534)

Net Assets:
Beginning of period	1,091,381	1,027,811	10,220	7,003	722,597	726,131
End of period*	$1,233,854	$1,091,381	$13,277	$10,220	$812,511	$722,597
* Including undistributed (dividends in excess of) net investment income of:	$1,301	$1,758	$10	$21	$1,586	$6,340
**	Less than $500.

72	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

NFJ Small-Cap Value		RCM Large-Cap Growth		RCM Mid-Cap			RCM Strategic Growth

Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010		Six Months ended December 31, 2010 (Unaudited)	Year ended June 30, 2010

$63,153	$124,837	$384	$1,028	$(25)	$(123)		$(24)	$(76)
352,857	172,222	8,000	(1,281)	2,466	8,348		110	454
6,689	5,103	—	—	—	—		—	—
—	—	—	24	2	—		—	— **
883,484	983,916	82,279	26,482	13,743	756		2,411	(3)
79,836	(7,047)	—	—	—	—		—	—
1,386,019	1,279,031	90,663	26,253	16,186	8,981		2,497	375

(36,127)	(37,851)	(30)	(157)	(13)	—	**	—	—
(162)	(1,312)	— **	(1)	— **	—	**	—	—
(3,408)	(5,352)	— **	(1)	— **	—	**	—	—
(2,036)	(3,547)	(14)	(87)	(1)	(2)		—	—
(2,026)	(1,239)	— **	(2)	(1)	—	**	—	—
(883)	(1,444)	(10)	(16)	—	—		—	—
(44,654)	(43,914)	(888)	(1,726)	(110)	(57)		—	—
(22,642)	(21,319)	(82)	(110)	(7)	—	**	—	—
(111,938)	(115,978)	(1,024)	(2,100)	(132)	(59)		—	—

789,888	1,566,951	35,225	125,350	12,207	20,322		2,484	8,021
99,942	101,040	1,002	2,072	121	56		—	—
(709,396)	(2,046,074)	(60,248)	(102,995)	(6,012)	(18,290)		(2,064)	(4,527)
180,434	(378,083)	(24,021)	24,427	6,316	2,088		420	3,494
—	1	—	— **	—	—		—	—
1,454,515	784,971	65,618	48,580	22,370	11,010		2,917	3,869

5,986,081	5,201,110	382,026	333,446	52,730	41,720		9,246	5,377
$7,440,596	$5,986,081	$447,644	$382,026	$75,100	$52,730		$12,163	$9,246
$33,812	$82,597	$(104)	$536	$(33)	$124		$(23)	$1

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	73

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC Growth:
Class A
12/31/2010+	$23.21	$— (b)	$5.34	$5.34	$—
6/30/2010	21.15	0.03	2.05	2.08	(0.02)
6/30/2009	27.97	0.03	(6.85)	(6.82)	—
6/30/2008	28.22	(0.04)	(0.21)	(0.25)	—
6/30/2007	22.63	(0.04)	5.63	5.59	—
6/30/2006	20.55	(0.04)	2.12	2.08	—	(b)
Class B
12/31/2010+	$18.97	$(0.08)	$4.37	$4.29	$—
6/30/2010	17.41	(0.11)	1.67	1.56	—	(b)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
6/30/2007	19.05	(0.19)	4.72	4.53	—
6/30/2006	17.43	(0.17)	1.79	1.62	—	(b)
Class C
12/31/2010+	$18.98	$(0.08)	$4.35	$4.27	$—
6/30/2010	17.41	(0.11)	1.68	1.57	—	(b)
6/30/2009	23.20	(0.11)	(5.68)	(5.79)	—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—
6/30/2007	19.05	(0.19)	4.72	4.53	—
6/30/2006	17.43	(0.17)	1.79	1.62	—
Class D
12/31/2010+	$20.50	$— (b)	$4.71	$4.71	$—
6/30/2010	18.69	0.04	1.80	1.84	(0.03)
6/30/2009	24.72	0.04	(6.07)	(6.03)	—
6/30/2008	24.94	(0.05)	(0.17)	(0.22)	—
6/30/2007	20.00	(0.01)	4.95	4.94	—
6/30/2006	18.16	(0.03)	1.87	1.84	—
Class R
12/31/2010+	$19.65	$(0.03)	$4.52	$4.49	$—
6/30/2010	17.95	(0.02)	1.74	1.72	(0.02)
6/30/2009	23.81	(0.01)	(5.85)	(5.86)	—
6/30/2008	24.08	(0.10)	(0.17)	(0.27)	—
6/30/2007	19.36	(0.09)	4.81	4.72	—
6/30/2006	17.62	(0.08)	1.82	1.74	—
Class P
12/31/2010+	$19.34	$0.02	$4.46	$4.48	$—
6/30/2010	17.59	0.09	1.70	1.79	(0.04)
7/7/2008† - 6/30/2009	22.72	0.10	(5.23)	(5.13)	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $17.52 and (22.89)%, respectively.

74	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$28.55		23.01%		$363,068	1.16	%*	(0.03)%*	49%
—	(c)	23.21		9.81		352,728	1.16		0.14	111
—	(c)	21.15	(e)	(24.38	)(e)	177,764	1.17		0.14	143
—	(c)	27.97		(0.89)		229,549	1.16		(0.13)	116
—	(c)	28.22	(d)	24.70	(d)	107,105	1.16		(0.15)	79
—	(c)	22.63		10.12		82,137	1.17		(0.18)	115

$—		$23.26		22.62%		$9,665	1.91	%*	(0.78)%*	49%
—	(c)	18.97		8.96		12,385	1.91		(0.56)	111
—	(c)	17.41	(f)	(24.96	)(f)	15,507	1.92		(0.63)	143
—	(c)	23.20		(1.61)		24,803	1.91		(0.92)	116
—	(c)	23.58	(d)	23.78	(d)	25,740	1.91		(0.91)	79
—	(c)	19.05		9.29		28,831	1.92		(0.93)	115

$—		$23.25		22.50%		$202,267	1.91	%*	(0.77)%*	49%
—	(c)	18.98		9.02		179,160	1.91		(0.56)	111
—	(c)	17.41	(f)	(24.96	)(f)	182,278	1.92		(0.62)	143
—	(c)	23.20		(1.61)		277,937	1.91		(0.93)	116
—	(c)	23.58	(d)	23.78	(d)	425,999	1.91		(0.91)	79
—	(c)	19.05		9.29		411,731	1.92		(0.93)	115

$—		$25.21		22.97%		$10,704	1.16	%*	(0.02)%*	49%
—	(c)	20.50		9.83		8,704	1.16		0.19	111
—	(c)	18.69	(g)	(24.39	)(g)	11,562	1.16		0.23	143
—	(c)	24.72		(0.88)		3,293	1.16		(0.18)	116
—		24.94	(d)	24.76	(d)	9,104	1.16		(0.03)	79
—	(c)	20.00		10.08		431	1.17		(0.18)	115

$—		$24.14		22.85%		$18,612	1.41	%*	(0.26)%*	49%
—	(c)	19.65		9.59		14,637	1.41		(0.08)	111
—	(c)	17.95	(h)	(24.61	)(h)	9,830	1.40		(0.06)	143
—	(c)	23.81		(1.12)		2,061	1.41		(0.41)	116
—	(c)	24.08	(d)	24.38	(d)	1,663	1.41		(0.39)	79
—	(c)	19.36		9.88		769	1.42		(0.43)	115

$—		$23.82		23.16%		$6,220	0.91	%*	0.21%*	49%
—	(c)	19.34		10.15		6,715	0.89		0.45	111
—	(c)	17.59	(i)	(22.58	)(i)	5,945	0.85	*	0.63 *	143

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	75

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC Growth (cont.):
Institutional Class
12/31/2010+	$21.59	$0.04		$4.98	$5.02	$—
6/30/2010	19.62	0.12		1.89	2.01	(0.04)
6/30/2009	25.84	0.11		(6.33)	(6.22)	—
6/30/2008	25.97	0.08		(0.21)	(0.13)	—
6/30/2007	20.74	0.06		5.17	5.23	—
6/30/2006	18.76	0.04		1.94	1.98	—
Administrative Class
12/31/2010+	$20.91	$0.01		$4.82	$4.83	$—
6/30/2010	19.04	0.06		1.84	1.90	(0.03)
6/30/2009	25.14	0.09		(6.19)	(6.10)	—
6/30/2008	25.33	—	(b)	(0.19)	(0.19)	—
6/30/2007	20.28	—	(b)	5.05	5.05	—
6/30/2006	18.39	(0.01)		1.90	1.89	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.
(l)	Less than (0.005)%

76	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$26.61		23.25%		$47,291	0.81	%*	0.33	%*	49%
—	(c)	21.59		10.22		45,456	0.80		0.55		111
—	(c)	19.62	(j)	(24.10	)(j)	43,143	0.76		0.58		143
—	(c)	25.84		(0.46)		22,420	0.76		0.32		116
—	(c)	25.97	(d)	25.22	(d)	7,355	0.76		0.25		79
—	(c)	20.74		10.55		5,651	0.77		0.22		115

$—		$25.74		23.05%		$7,984	1.06	%*	0.08	%*	49%
—	(c)	20.91		9.95		10,579	1.05		0.29		111
—	(c)	19.04	(k)	(24.26	)(k)	7,920	1.01		0.50		143
—	(c)	25.14		(0.75)		65	1.01		(0.02)		116
—	(c)	25.33	(d)	24.90	(d)	86	1.01		—	(l)	79
—	(c)	20.28		10.28		101	1.02		(0.03)		115

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	77

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC Income & Growth:
Class A
12/31/2010+	$11.10	$0.20	$1.96	$2.16	$(0.23)	$(0.32)	$(0.55)
6/30/2010	10.22	0.44	1.48	1.92	(0.40)	(0.64)	(1.04)
6/30/2009	13.87	0.50	(2.71)	(2.21)	(0.88)	(0.56)	(1.44)
6/30/2008	15.54	0.74	(1.08)	(0.34)	(0.65)	(0.68)	(1.33)
2/28/2007† - 6/30/2007	15.00	0.28	0.51	0.79	(0.22)	(0.03)	(0.25)
Class C
12/31/2010+	$10.93	$0.15	$1.93	$2.08	$(0.21)	$(0.32)	$(0.53)
6/30/2010	10.14	0.35	1.48	1.83	(0.40)	(0.64)	(1.04)
6/30/2009	13.82	0.43	(2.73)	(2.30)	(0.82)	(0.56)	(1.38)
6/30/2008	15.51	0.63	(1.09)	(0.46)	(0.55)	(0.68)	(1.23)
2/28/2007† - 6/30/2007	15.00	0.27	0.48	0.75	(0.21)	(0.03)	(0.24)
Class D
12/31/2010+	$11.13	$0.20	$1.97	$2.17	$(0.23)	$(0.32)	$(0.55)
6/30/2010	10.27	0.44	1.49	1.93	(0.43)	(0.64)	(1.07)
6/30/2009	13.95	0.47	(2.71)	(2.24)	(0.88)	(0.56)	(1.44)
6/30/2008	15.55	0.72	(1.06)	(0.34)	(0.58)	(0.68)	(1.26)
2/28/2007† - 6/30/2007	15.00	0.23	0.55	0.78	(0.20)	(0.03)	(0.23)
Class P
12/31/2010+	$11.14	$0.21	$1.97	$2.18	$(0.23)	$(0.32)	$(0.55)
6/30/2010	10.27	0.47	1.49	1.96	(0.45)	(0.64)	(1.09)
7/7/2008† - 6/30/2009	13.73	0.58	(2.58)	(2.00)	(0.90)	(0.56)	(1.46)
Institutional Class
12/31/2010+	$11.16	$0.22	$1.98	$2.20	$(0.24)	$(0.32)	$(0.56)
6/30/2010	10.27	0.48	1.49	1.97	(0.44)	(0.64)	(1.08)
6/30/2009	13.93	0.58	(2.77)	(2.19)	(0.91)	(0.56)	(1.47)
6/30/2008	15.57	0.79	(1.08)	(0.29)	(0.67)	(0.68)	(1.35)
2/28/2007† - 6/30/2007	15.00	0.25	0.56	0.81	(0.21)	(0.03)	(0.24)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.40%.

78	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$12.71	19.87%	$183,000	1.31	%*	3.27	%*	92%
—		11.10	18.87	79,686	1.32		3.75		186
—	(b)	10.22	(14.38)	13,246	1.30		4.99		159
—		13.87	(2.46)	1,176	1.31		4.97		152
—		15.54	5.19	246	1.33	*	5.40	*	127

$—		$12.48	19.44%	$128,015	2.06	%*	2.50	%*	92%
—		10.93	17.90	40,389	2.06		3.01		186
—	(b)	10.14	(14.97)	4,416	2.05		4.47		159
—		13.82	(3.21)	808	2.06		4.25		152
—		15.51	4.94	195	2.06	*	5.27	*	127

$—		$12.75	19.81%	$13,057	1.31	%*	3.26	%*	92%
—		11.13	18.84	4,103	1.32		3.76		186
—	(b)	10.27	(14.36)	491	1.28		4.56		159
—		13.95	2.35	11	1.31		4.79		152
—	(b)	15.55	5.08	15	1.31	*(c)	4.52	*	127

$—		$12.77	20.04%	$37,931	1.06	%*	3.49	%*	92%
—		11.14	19.11	12,979	1.07		4.01		186
—		10.27	(12.86)	44	1.01	*	5.73	*	159

$—		$12.80	20.14%	$41,909	0.96	%*	3.63	%*	92%
—		11.16	19.26	24,362	0.96		4.13		186
—	(b)	10.27	(14.03)	28,853	0.92		5.68		159
—		13.93	(2.03)	20,626	0.92		5.22		152
—		15.57	5.29	21,080	0.91	*(d)	4.94	*	127

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	79

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Mid-Cap Growth:
Class A
12/31/2010+	$9.93	$0.05	$2.33	$2.38	$(0.06)	$—
6/30/2010	8.33	0.02	1.63	1.65	(0.05)	—
6/30/2009	11.87	0.01	(3.55)	(3.54)	—	—	(b)
7/30/2007† - 06/30/2008	12.55	(0.03)	(0.41)	(0.44)	—	(0.24)
Class C
12/31/2010+	$9.77	$0.01	$2.29	$2.30	$— (b)	$—
6/30/2010	8.21	(0.05)	1.61	1.56	— (b)	—
6/30/2009	11.79	(0.05)	(3.53)	(3.58)	—	—	(b)
7/30/2007† - 06/30/2008	12.55	(0.12)	(0.40)	(0.52)	—	(0.24)
Class D
12/31/2010+	$9.93	$— (c)	$2.37	$2.37	$— (b)	$—
6/30/2010	8.33	0.03	1.63	1.66	(0.06)	—
6/30/2009	11.87	0.02	(3.56)	(3.54)	—	—	(b)
7/30/2007† - 6/30/2008	12.55	(0.04)	(0.40)	(0.44)	—	(0.24)
Class P
12/31/2010+	$10.03	$0.06	$2.36	$2.42	$(0.07)	$—
6/30/2010	8.38	0.04	1.65	1.69	(0.04)	—
7/7/2008† - 6/30/2009	11.33	0.02	(2.97)	(2.95)	—	—	(b)
Institutional Class
12/31/2010+	$10.04	$0.06	$2.37	$2.43	$(0.07)	$—
6/30/2010	8.39	0.05	1.65	1.70	(0.05)	—
6/30/2009	11.91	0.02	(3.54)	(3.52)	—	—	(b)
7/30/2007† - 6/30/2008	14.37	0.01	(2.23)	(2.22)	—	(0.24)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.

80	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$(0.06)	$12.25	23.93%	$1,768	1.34	%*	0.96	%*	89%
(0.05)	9.93	19.77	1,015	1.32		0.20		153
— (b)	8.33	(29.81)	237	1.36		0.12		127
(0.24)	11.87	(3.62)	104	1.37	*	(0.27	)*	215

$— (b)	$12.07	23.54%	$878	2.09	%*	0.21	%*	89%
— (b)	9.77	19.00	516	2.07		(0.50)		153
— (b)	8.21	(30.35)	174	2.10		(0.65)		127
(0.24)	11.79	(4.27)	10	2.10	*	(1.08	)*	215

$— (b)	$12.30	23.87%	$97	1.34	%*	0.03	%*	89%
(0.06)	9.93	19.87	333	1.32		0.25		153
— (b)	8.33	(29.81)	38	1.34		0.24		127
(0.24)	11.87	(3.62)	14	1.35	*	(0.32	)*	215

$(0.07)	$12.38	24.08%	$11	1.09	%*	1.07	%*	89%
(0.04)	10.03	20.20	9	1.06		0.39		153
— (b)	8.38	(26.03)	7	1.08	*	0.29	*	127

$(0.07)	$12.40	24.21%	$4,316	0.99	%*	1.05	%*	89%
(0.05)	10.04	20.23	4,298	0.97		0.48		153
— (b)	8.39	(29.54)	3,509	0.98		0.26		127
(0.24)	11.91	(5.94)	17,094	1.09	*	0.05	*	215

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	81

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Opportunity:
Class A
12/31/2010+	$22.12	$(0.12)	$4.96	$4.84	$—
6/30/2010	18.85	(0.20)	3.47	3.27	—
6/30/2009	22.81	(0.10)	(3.86)	(3.96)	—
6/30/2008	31.20	(0.15)	(4.99)	(5.14)	(3.25)
6/30/2007	25.47	(0.28)	6.55	6.27	(0.54)
6/30/2006	22.19	(0.25)	3.53	3.28	—
Class B
12/31/2010+	$16.35	$(0.16)	$3.66	$3.50	$—
6/30/2010	14.04	(0.27)	2.58	2.31	—
6/30/2009	17.11	(0.17)	(2.90)	(3.07)	—
6/30/2008	24.42	(0.27)	(3.79)	(4.06)	(3.25)
6/30/2007	20.19	(0.38)	5.15	4.77	(0.54)
6/30/2006	17.72	(0.35)	2.82	2.47	—
Class C
12/31/2010+	$16.34	$(0.15)	$3.65	$3.50	$—
6/30/2010	14.03	(0.28)	2.59	2.31	—
6/30/2009	17.10	(0.17)	(2.90)	(3.07)	—
6/30/2008	24.42	(0.27)	(3.80)	(4.07)	(3.25)
6/30/2007	20.18	(0.38)	5.16	4.78	(0.54)
6/30/2006	17.72	(0.35)	2.81	2.46	—
Class D
12/31/2010+	$16.79	$(0.09)	$3.78	$3.69	$—
6/30/2010	14.32	(0.15)	2.62	2.47	—
6/30/2009	17.31	(0.10)	(2.89)	(2.99)	—
6/30/2008	24.49	(0.06)	(3.87)	(3.93)	(3.25)
1/12/2007† - 6/30/2007	22.36	(0.10)	2.23	2.13	—
Class R
12/31/2010+	$16.39	$(0.06)	$3.61	$3.55	$—
11/02/2009† - 6/30/2010	14.80	(0.14)	1.73	1.59	—
Class P
12/31/2010+	$16.69	$(0.07)	$3.74	$3.67	$—
6/30/2010	14.18	(0.11)	2.62	2.51	—
7/7/2008† - 6/30/2009	16.43	(0.07)	(2.18)	(2.25)	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $25.45 and 14.68%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.17 and 13.81%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.16 and 13.75%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.
(l)	Capital contribution from Affiliate increased the end of period net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $13.89 and (15.46)%, respectively.

82	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover

$—		$26.96		21.88%		$70,915	1.31	%*	1.31	%*	(1.01)%*	59%
—	(b)	22.12		17.35		74,413	1.31		1.31		(0.90)	129
—	(b)	18.85	(h)	(17.32	)(h)	57,700	1.31		1.32		(0.57)	199
—	(b)	22.81		(18.02)		74,282	1.31		1.31		(0.57)	199
—	(b)	31.20		24.85		69,160	1.32		1.32		(1.00)	148
—	(b)	25.47	(c)	14.78	(c)	55,768	1.32		1.32		(1.02)	171

$—		$19.85		21.41%		$4,164	2.06	%*	2.06	%*	(1.75)%*	59%
—	(b)	16.35		16.45		4,842	2.06		2.06		(1.66)	129
—	(b)	14.04	(i)	(17.89	)(i)	5,097	2.06		2.07		(1.31)	199
—	(b)	17.11		(18.65)		8,960	2.06		2.06		(1.32)	199
—	(b)	24.42		23.91		17,107	2.07		2.07		(1.76)	148
—	(b)	20.19	(d)	13.94	(d)	19,062	2.07		2.07		(1.77)	171

$—		$19.84		21.42%		$76,070	2.06	%*	2.06	%*	(1.73)%*	59%
—	(b)	16.34		16.46		67,482	2.06		2.06		(1.66)	129
—	(b)	14.03	(j)	(17.95	)(j)	61,152	2.06		2.07		(1.32)	199
—	(b)	17.10		(18.64)		83,843	2.06		2.06		(1.32)	199
—	(b)	24.42		23.97		147,960	2.07		2.07		(1.75)	148
—	(b)	20.18	(e)	13.88	(e)	139,516	2.07		2.07		(1.77)	171

$—		$20.48		21.98%		$1,038	1.31	%*	1.31	%*	(0.98)%*	59%
—	(b)	16.79		17.25		998	1.31		1.31		(0.89)	129
—	(b)	14.32	(k)	(17.23	)(k)	562	1.30		1.31		(0.78)	199
—	(b)	17.31		(18.02)		53	1.31		1.31		(0.30)	199
—	(b)	24.49		24.84		13	1.32	*	1.32	*	(0.92)*	148

$—		$19.94		21.66%		$160	1.54	%*	1.54	%*	(0.61)%*	59%
—		16.39		10.74		20	1.56	*	1.56	*	(1.21)*	129

$—		$20.36		21.99%		$2,355	1.06	%*	1.06	%*	(0.75)%*	59%
—	(b)	16.69		17.70		2,627	1.05		1.05		(0.63)	129
—	(b)	14.18	(l)	(13.69	)(l)	876	0.99	*	1.00	*	(0.53)*	199

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	83

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Opportunity (cont.):
Institutional Class
12/31/2010+	$18.83	$(0.06)	$4.22	$4.16	$—
6/30/2010	15.99	(0.11)	2.95	2.84	—
6/30/2009	19.26	(0.03)	(3.24)	(3.27)	—
6/30/2008	26.78	(0.04)	(4.23)	(4.27)	(3.25)
6/30/2007	21.84	(0.14)	5.62	5.48	(0.54)
6/30/2006	18.95	(0.13)	3.02	2.89	—
Administrative Class
12/31/2010+	$18.34	$(0.09)	$4.12	$4.03	$—
6/30/2010	15.61	(0.15)	2.88	2.73	—
6/30/2009	18.85	(0.06)	(3.18)	(3.24)	—
6/30/2008	26.34	(0.09)	(4.15)	(4.24)	(3.25)
6/30/2007	21.55	(0.19)	5.52	5.33	(0.54)
6/30/2006	18.74	(0.18)	2.99	2.81	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(f)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.82 and 15.13%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.53 and 14.87%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.

84	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover

$—		$22.99		22.09%		$135,566	0.96	%*	0.96	%*	(0.63)%*	59%
—	(b)	18.83		17.76		115,280	0.95		0.95		(0.56)	129
—	(b)	15.99	(m)	(16.94	)(m)	71,702	0.91		0.92		(0.18)	199
—	(b)	19.26		(17.73)		79,635	0.91		0.91		(0.20)	199
—	(b)	26.78		25.37		26,598	0.92		0.92		(0.62)	148
—	(b)	21.84	(f)	15.25	(f)	38,377	0.92		0.92		(0.62)	171

$—		$22.37		21.97%		$2,504	1.21	%*	1.21	%*	(0.88)%*	59%
—	(b)	18.34		17.49		2,036	1.21		1.21		(0.77)	129
—	(b)	15.61	(n)	(17.19	)(n)	224	1.16		1.17		(0.45)	199
—	(b)	18.85		(17.88)		168	1.16		1.16		(0.40)	199
—	(b)	26.34		25.01		130	1.17		1.17		(0.90)	148
—	(b)	21.55	(g)	15.00	(g)	2,904	1.17		1.17		(0.87)	171

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	85

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC Systematic Growth:
Class A
12/31/2010+	$11.06	$0.08	$2.40	$2.48	$(0.08)	$—	$(0.08)
6/30/2010	10.02	0.04	1.05	1.09	(0.05)	—	(0.05)
6/30/2009	14.09	0.07	(4.13)	(4.06)	(0.01)	— (b)	(0.01)
6/30/2008	15.20	— (c)	(0.78)	(0.78)	—	(0.33)	(0.33)
6/30/2007	12.89	0.02	2.63	2.65	—	(0.34)	(0.34)
6/30/2006	12.72	0.01	1.17	1.18	—	(1.01)	(1.01)
Class B
12/31/2010+	$10.42	$0.03	$2.27	$2.30	$— (b)	$—	$— (b)
6/30/2010	9.48	(0.04)	0.98	0.94	— (b)	—	— (b)
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)	— (b)	— (b)
6/30/2008	14.59	(0.10)	(0.75)	(0.85)	—	(0.33)	(0.33)
6/30/2007	12.47	(0.09)	2.55	2.46	—	(0.34)	(0.34)
6/30/2006	12.44	(0.09)	1.13	1.04	—	(1.01)	(1.01)
Class C
12/31/2010+	$10.43	$0.03	$2.27	$2.30	$— (b)	$—	$— (b)
6/30/2010	9.48	(0.04)	0.99	0.95	— (b)	—	— (b)
6/30/2009	13.41	(0.01)	(3.92)	(3.93)	— (b)	— (b)	— (b)
6/30/2008	14.58	(0.11)	(0.73)	(0.84)	—	(0.33)	(0.33)
6/30/2007	12.47	(0.10)	2.55	2.45	—	(0.34)	(0.34)
6/30/2006	12.43	(0.08)	1.13	1.05	—	(1.01)	(1.01)
Class D
12/31/2010+	$11.06	$0.08	$2.41	$2.49	$(0.09)	$—	$(0.09)
6/30/2010	10.02	0.04	1.06	1.10	(0.06)	—	(0.06)
6/30/2009	14.07	0.07	(4.12)	(4.05)	— (b)	— (b)	— (b)
6/30/2008	15.18	— (c)	(0.78)	(0.78)	—	(0.33)	(0.33)
6/30/2007	12.88	0.02	2.62	2.64	—	(0.34)	(0.34)
6/30/2006	12.72	0.01	1.16	1.17	—	(1.01)	(1.01)
Class P
12/31/2010+	$11.35	$0.10	$2.47	$2.57	$(0.12)	$—	$(0.12)
6/30/2010	10.28	0.07	1.09	1.16	(0.09)	—	(0.09)
7/7/2008† - 6/30/2009	14.23	0.11	(4.01)	(3.90)	(0.05)	— (b)	(0.05)
Institutional Class
12/31/2010+	$11.36	$0.11	$2.48	$2.59	$(0.13)	$—	$(0.13)
6/30/2010	10.29	0.08	1.08	1.16	(0.09)	—	(0.09)
6/30/2009	14.47	0.11	(4.24)	(4.13)	(0.05)	— (b)	(0.05)
6/30/2008	15.54	0.07	(0.81)	(0.74)	—	(0.33)	(0.33)
6/30/2007	13.12	0.07	2.69	2.76	—	(0.34)	(0.34)
6/30/2006	12.89	0.06	1.18	1.24	—	(1.01)	(1.01)
Administrative Class
12/31/2010+	$11.18	$0.09	$2.44	$2.53	$(0.10)	$—	$(0.10)
6/30/2010	10.13	0.05	1.07	1.12	(0.07)	—	(0.07)
6/30/2009	14.24	0.08	(4.17)	(4.09)	(0.02)	— (b)	(0.02)
6/30/2008	15.33	0.03	(0.79)	(0.76)	—	(0.33)	(0.33)
6/30/2007	12.98	0.04	2.65	2.69	—	(0.34)	(0.34)
6/30/2006	12.79	0.03	1.17	1.20	—	(1.01)	(1.01)
*	Annualized
+	Unaudited
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.

86	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$13.46	22.45%	$7,029	1.16	%*	1.34%*	72%
—		11.06	10.85	6,156	1.17		0.35	135
—	(c)	10.02	(28.78)	6,453	1.18		0.64	138
—	(c)	14.09	(5.41)	9,115	1.17		0.03	105
—	(c)	15.20	20.79	9,411	1.17		0.12	168
—	(c)	12.89	9.46	945	1.16	(d)	0.07	152

$—		$12.72	22.08%	$1,895	1.91	%*	0.55%*	72%
—		10.42	9.92	2,395	1.92		(0.40)	135
—	(c)	9.48	(29.30)	3,481	1.93		(0.12)	138
—	(c)	13.41	(6.12)	7,634	1.92		(0.71)	105
—	(c)	14.59	19.96	6,483	1.93		(0.65)	168
—	(c)	12.47	8.50	1,560	1.91	(e)	(0.68)	152

$—		$12.73	22.05%	$3,492	1.91	%*	0.57%*	72%
—		10.43	10.02	3,131	1.92		(0.41)	135
—	(c)	9.48	(29.30)	3,257	1.93		(0.12)	138
—	(c)	13.41	(6.05)	6,161	1.92		(0.73)	105
—	(c)	14.58	19.88	6,923	1.93		(0.69)	168
—	(c)	12.47	8.60	918	1.91	(e)	(0.65)	152

$—		$13.46	22.48%	$650	1.16	%*	1.35%*	72%
—		11.06	10.90	537	1.17		0.35	135
—	(c)	10.02	(28.78)	507	1.18		0.64	138
—	(c)	14.07	(5.41)	910	1.17		0.03	105
—	(c)	15.18	20.73	1,019	1.17		0.12	168
—	(c)	12.88	9.37	17	1.16	(d)	0.09	152

$—		$13.80	22.63%	$44	0.91	%*	1.60%*	72%
—		11.35	11.19	36	0.90		0.58	135
—	(c)	10.28	(27.37)	24	0.88	*	1.01 *	138

$—		$13.82	22.78%	$31,094	0.81	%*	1.70%*	72%
—		11.36	11.22	26,948	0.80		0.70	135
—	(c)	10.29	(28.50)	18,595	0.78		1.04	138
—	(c)	14.47	(5.02)	696	0.77		0.43	105
—	(c)	15.54	21.27	688	0.78		0.51	168
—	(c)	13.12	9.81	567	0.76	(f)	0.43	152

$—		$13.61	22.62%	$16	1.06	%*	1.46%*	72%
—		11.18	10.97	13	1.05		0.46	135
—	(c)	10.13	(28.68)	12	1.03		0.79	138
—	(c)	14.24	(5.23)	17	1.01		0.18	105
—	(c)	15.33	20.96	18	1.03		0.26	168
—	(c)	12.98	9.56	15	1.01	(g)	0.22	152
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	87

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Target:
Class A
12/31/2010+	$14.15	$(0.06)	$4.38	$4.32	$—
6/30/2010	11.66	(0.10)	2.59	2.49	—
6/30/2009	23.01	(0.08)	(9.61)	(9.69)	(1.66)
6/30/2008	24.98	(0.14)	0.55	0.41	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
Class B
12/31/2010+	$11.27	$(0.10)	$3.48	$3.38	$—
6/30/2010	9.35	(0.17)	2.09	1.92	—
6/30/2009	19.28	(0.16)	(8.11)	(8.27)	(1.66)
6/30/2008	21.44	(0.28)	0.50	0.22	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—
6/30/2006	15.55	(0.25)	1.74	1.49	—
Class C
12/31/2010+	$11.26	$(0.10)	$3.48	$3.38	$—
6/30/2010	9.35	(0.17)	2.08	1.91	—
6/30/2009	19.28	(0.15)	(8.12)	(8.27)	(1.66)
6/30/2008	21.44	(0.27)	0.49	0.22	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—
6/30/2006	15.54	(0.25)	1.75	1.50	—
Class D
12/31/2010+	$14.16	$(0.06)	$4.38	$4.32	$—
6/30/2010	11.66	(0.10)	2.60	2.50	—
6/30/2009	23.02	(0.09)	(9.61)	(9.70)	(1.66)
6/30/2008	24.98	(0.13)	0.55	0.42	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—
6/30/2006	17.84	(0.15)	2.02	1.87	—
Class P
12/31/2010+	$14.23	$(0.04)	$4.40	$4.36	$—
6/30/2010	11.69	(0.06)	2.60	2.54	—
7/7/2008† - 6/30/2009	21.92	(0.03)	(8.54)	(8.57)	(1.66)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $19.71 and 10.46%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $17.04 and 9.56%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $17.04 and 9.63%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $19.71 and 10.46%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.46 and (41.27)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.79)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.76)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.45 and (41.35)%, respectively.
(m)	Capital contribution from Affiliate increased the end of period net asset value by $0.17 per share and the total return by 0.91%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $11.52 and (38.03)%, respectively.

88	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover

$—		$18.47		30.53%		$114,860	1.21	%*	1.21	%*	(0.79)%*	48%
—		14.15		21.35		97,184	1.21		1.21		(0.69)	121
—	(b)	11.66	(i)	(40.24	)(i)	93,101	1.21		1.22		(0.62)	130
—	(b)	23.01		1.27		182,525	1.21		1.21		(0.57)	122
—	(b)	24.98		26.74		175,023	1.21		1.21		(0.55)	114
—	(b)	19.71	(c)	10.48	(c)	169,007	1.22		1.22		(0.75)	134

$—		$14.65		29.99%		$5,364	1.96	%*	1.96	%*	(1.54)%*	48%
—		11.27		20.53		5,884	1.96		1.96		(1.43)	121
—	(b)	9.35	(j)	(40.71	)(j)	7,993	1.97		1.97		(1.40)	130
—	(b)	19.28		0.55		25,133	1.96		1.96		(1.36)	122
—	(b)	21.44		25.82		50,506	1.96		1.96		(1.31)	114
—	(b)	17.04	(d)	9.58	(d)	62,324	1.97		1.97		(1.50)	134

$—		$14.64		30.02%		$217,139	1.96	%*	1.96	%*	(1.54)%*	48%
—		11.26		20.43		182,245	1.96		1.96		(1.44)	121
—	(b)	9.35	(k)	(40.68	)(k)	175,813	1.97		1.97		(1.38)	130
—	(b)	19.28		0.50		373,169	1.96		1.96		(1.33)	122
—	(b)	21.44		25.82		432,836	1.96		1.96		(1.30)	114
—	(b)	17.04	(e)	9.65	(e)	422,314	1.97		1.97		(1.50)	134

$—		$18.48		30.51%		$652	1.21	%*	1.21	%*	(0.79)%*	48%
—		14.16		21.44		531	1.21		1.21		(0.67)	121
—	(b)	11.66	(l)	(40.27	)(l)	568	1.22		1.22		(0.64)	130
—	(b)	23.02		1.32		1,398	1.21		1.21		(0.53)	122
—	(b)	24.98		26.74		1,064	1.21		1.21		(0.56)	114
—	(b)	19.71	(f)	10.48	(f)	1,131	1.22		1.22		(0.75)	134

$—		$18.59		30.64%		$2,302	0.96	%*	0.96	%*	(0.52)%*	48%
—		14.23		21.73		1,597	0.95		0.95		(0.44)	121
—	(b)	11.69	(m)	(37.12	)(m)	1,127	0.89	*	0.90	*	(0.24)*	130

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	89

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Target (cont.):
Institutional Class
12/31/2010+	$14.84	$(0.04)	$4.60	$4.56	$—
6/30/2010	12.18	(0.05)	2.71	2.66	—
6/30/2009	23.80	(0.03)	(9.93)	(9.96)	(1.66)
6/30/2008	25.66	(0.04)	0.56	0.52	(2.38)
6/30/2007	20.17	(0.03)	5.52	5.49	—
6/30/2006	18.18	(0.07)	2.06	1.99	—
Administrative Class
12/31/2010+	$14.54	$(0.06)	$4.50	$4.44	$—
6/30/2010	11.97	(0.09)	2.66	2.57	—
6/30/2009	23.50	(0.06)	(9.81)	(9.87)	(1.66)
6/30/2008	25.42	(0.11)	0.57	0.46	(2.38)
6/30/2007	20.02	(0.09)	5.49	5.40	—
6/30/2006	18.10	(0.12)	2.04	1.92	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.
(h)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, end of year net asset value and total return would have been $20.01 and 10.53%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.00%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (41.16)%, respectively.

90	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover

$—		$19.40		30.73%		$6,099	0.86	%*	0.86	%*	(0.44)%*	48%
—		14.84		21.84		4,535	0.85		0.85		(0.33)	121
—	(b)	12.18	(n)	(40.02	)(n)	4,122	0.81		0.82		(0.24)	130
—	(b)	23.80		1.73		11,980	0.81		0.81		(0.16)	122
—	(b)	25.66		27.23		9,857	0.81		0.81		(0.14)	114
—	(b)	20.17	(g)	10.89	(g)	7,349	0.82		0.82		(0.36)	134

$—		$18.98		30.54%		$49	1.11	%*	1.11	%*	(0.69)%*	48%
—		14.54		21.47		38	1.10		1.10		(0.58)	121
—	(b)	11.97	(o)	(40.16	)(o)	112	1.06		1.07		(0.45)	130
—	(b)	23.50		1.46		132	1.06		1.06		(0.44)	122
—	(b)	25.42		26.97		193	1.06		1.06		(0.41)	114
—	(b)	20.02	(h)	10.61	(h)	203	1.07		1.07		(0.60)	134

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	91

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ All-Cap Value:
Class A
12/31/2010+	$8.40	$0.12	$1.90	$2.02	$(0.26)	$—	$(0.26)
6/30/2010	6.97	0.19	1.46	1.65	(0.22)	—	(0.22)
6/30/2009	11.35	0.25	(4.20)	(3.95)	(0.43)	—	(0.43)
6/30/2008	20.03	0.34	(4.19)	(3.85)	(0.31)	(4.52)	(4.83)
6/30/2007	17.36	0.26	2.97	3.23	(0.16)	(0.40)	(0.56)
6/30/2006	15.76	0.15	2.13	2.28	(0.03)	(0.65)	(0.68)
Class B
12/31/2010+	$8.13	$0.08	$1.84	$1.92	$(0.16)	$—	$(0.16)
6/30/2010	6.75	0.12	1.42	1.54	(0.16)	—	(0.16)
6/30/2009	10.93	0.20	(4.05)	(3.85)	(0.33)	—	(0.33)
6/30/2008	19.45	0.21	(4.06)	(3.85)	(0.15)	(4.52)	(4.67)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)	(0.45)
6/30/2006	15.45	0.02	2.08	2.10	— (b)	(0.65)	(0.65)
Class C
12/31/2010+	$8.05	$0.08	$1.81	$1.89	$(0.18)	$—	$(0.18)
6/30/2010	6.69	0.12	1.40	1.52	(0.16)	—	(0.16)
6/30/2009	10.91	0.19	(4.04)	(3.85)	(0.37)	—	(0.37)
6/30/2008	19.45	0.22	(4.05)	(3.83)	(0.19)	(4.52)	(4.71)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)	(0.45)
6/30/2006	15.45	0.02	2.08	2.10	— (b)	(0.65)	(0.65)
Class D
12/31/2010+	$8.50	$0.12	$1.92	$2.04	$(0.25)	$—	$(0.25)
6/30/2010	7.05	0.19	1.48	1.67	(0.22)	—	(0.22)
6/30/2009	11.44	0.26	(4.23)	(3.97)	(0.42)	—	(0.42)
6/30/2008	20.06	0.33	(4.20)	(3.87)	(0.23)	(4.52)	(4.75)
6/30/2007	17.41	0.25	2.98	3.23	(0.18)	(0.40)	(0.58)
6/30/2006	15.81	0.14	2.16	2.30	(0.05)	(0.65)	(0.70)
Class P
12/31/2010+	$8.57	$0.14	$1.94	$2.08	$(0.28)	$—	$(0.28)
6/30/2010	7.12	0.21	1.49	1.70	(0.25)	—	(0.25)
7/7/2008† - 6/30/2009	11.23	0.40	(4.02)	(3.62)	(0.49)	—	(0.49)
Institutional Class
12/31/2010+	$8.71	$0.11	$2.00	$2.11	$— (b)	$—	$— (b)
6/30/2010	7.22	0.22	1.52	1.74	(0.25)	—	(0.25)
6/30/2009	11.62	0.30	(4.30)	(4.00)	(0.40)	—	(0.40)
6/30/2008	20.32	0.42	(4.29)	(3.87)	(0.31)	(4.52)	(4.83)
6/30/2007	17.61	0.32	3.02	3.34	(0.23)	(0.40)	(0.63)
6/30/2006	15.97	0.22	2.16	2.38	(0.09)	(0.65)	(0.74)
Administrative Class
12/31/2010+	$8.67	$0.13	$1.96	$2.09	$(0.26)	$—	$(0.26)
6/30/2010	7.19	0.21	1.50	1.71	(0.23)	—	(0.23)
6/30/2009	11.67	0.28	(4.32)	(4.04)	(0.44)	—	(0.44)
6/30/2008	20.21	0.41	(4.31)	(3.90)	(0.12)	(4.52)	(4.64)
6/30/2007	17.52	0.28	3.00	3.28	(0.19)	(0.40)	(0.59)
6/30/2006	15.87	0.18	2.15	2.33	(0.03)	(0.65)	(0.68)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.

92	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$10.16	24.05%	$10,690	1.32	%*	2.58	%*	13%
—		8.40	23.50	7,819	1.32		2.21		17
—	(c)	6.97	(34.71)	5,612	1.33		3.27		71
—	(c)	11.35	(22.71)	9,301	1.31		2.31		47
—	(c)	20.03	18.76	8,636	1.33		1.36		122
—	(c)	17.36	14.70	4,452	1.32	(d)	0.90		55

$—		$9.89	23.59%	$1,401	2.07	%*	1.75	%*	13%
—		8.13	22.65	1,300	2.07		1.39		17
—	(c)	6.75	(35.18)	1,682	2.08		2.54		71
—	(c)	10.93	(23.35)	3,483	2.06		1.45		47
—	(c)	19.45	17.89	6,174	2.08		0.60		122
—	(c)	16.90	13.78	4,515	2.07	(e)	0.15		55

$—		$9.76	23.53%	$5,515	2.07	%*	1.77	%*	13%
—		8.05	22.64	4,559	2.07		1.41		17
—	(c)	6.69	(35.26)	4,366	2.08		2.57		71
—	(c)	10.91	(23.27)	6,571	2.06		1.51		47
—	(c)	19.45	17.86	8,359	2.08		0.61		122
—	(c)	16.90	13.78	5,727	2.07	(e)	0.14		55

$—		$10.29	24.05%	$2,220	1.32	%*	2.55	%*	13%
—		8.50	23.55	1,772	1.32		2.15		17
—	(c)	7.05	(34.71)	1,794	1.33		3.26		71
—	(c)	11.44	(22.71)	3,722	1.31		2.13		47
—	(c)	20.06	18.69	9,566	1.33		1.33		122
—	(c)	17.41	14.74	2,947	1.32	(d)	0.80		55

$—		$10.37	24.28%	$1,068	1.07	%*	2.80	%*	13%
—		8.57	23.71	724	1.05		2.41		17
—	(c)	7.12	(32.14)	711	0.99	*	5.56	*	71

$—		$10.82	24.23%	$47	0.97	%*	2.24	%*	13%
—		8.71	23.93	987	0.95		2.48		17
—	(c)	7.22	(34.36)	2,322	0.93		3.38		71
—	(c)	11.62	(22.41)	10,486	0.91		2.73		47
—	(c)	20.32	19.14	11,196	0.92		1.69		122
—	(c)	17.61	15.13	32,059	0.91	(f)	1.29		55

$—		$10.50	24.14%	$19	1.22	%*	2.65	%*	13%
—		8.67	23.65	15	1.20		2.31		17
—	(c)	7.19	(34.53)	12	1.18		3.47		71
—	(c)	11.67	(22.60)	18	1.16		2.37		47
—	(c)	20.21	18.86	24	1.18		1.50		122
—	(c)	17.52	14.90	20	1.16	(g)	1.03		55
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(e)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(f)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(g)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	93

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends f rom Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Dividend Value:
Class A
12/31/2010+	$9.39	$0.15	$1.97	$2.12	$(0.16)	$—	$(0.16)
6/30/2010	8.59	0.35	0.80	1.15	(0.35)	—	(0.35)
6/30/2009	14.62	0.40	(5.42)	(5.02)	(0.38)	(0.63)	(1.01)
6/30/2008	18.33	0.41	(2.80)	(2.39)	(0.41)	(0.91)	(1.32)
6/30/2007	15.35	0.39	3.21	3.60	(0.33)	(0.29)	(0.62)
6/30/2006	13.71	0.37	1.88	2.25	(0.39)	(0.22)	(0.61)
Class B
12/31/2010+	$9.46	$0.11	$1.97	$2.08	$(0.11)	$—	$(0.11)
6/30/2010	8.59	0.27	0.80	1.07	(0.20)	—	(0.20)
6/30/2009	14.61	0.32	(5.41)	(5.09)	(0.30)	(0.63)	(0.93)
6/30/2008	18.25	0.28	(2.79)	(2.51)	(0.22)	(0.91)	(1.13)
6/30/2007	15.25	0.25	3.20	3.45	(0.16)	(0.29)	(0.45)
6/30/2006	13.58	0.26	1.87	2.13	(0.24)	(0.22)	(0.46)
Class C
12/31/2010+	$9.43	$0.11	$1.97	$2.08	$(0.12)	$—	$(0.12)
6/30/2010	8.57	0.27	0.80	1.07	(0.21)	—	(0.21)
6/30/2009	14.58	0.32	(5.40)	(5.08)	(0.30)	(0.63)	(0.93)
6/30/2008	18.21	0.28	(2.78)	(2.50)	(0.22)	(0.91)	(1.13)
6/30/2007	15.23	0.26	3.18	3.44	(0.17)	(0.29)	(0.46)
6/30/2006	13.58	0.26	1.86	2.12	(0.25)	(0.22)	(0.47)
Class D
12/31/2010+	$9.41	$0.15	$1.97	$2.12	$(0.16)	$—	$(0.16)
6/30/2010	8.61	0.34	0.82	1.16	(0.36)	—	(0.36)
6/30/2009	14.66	0.40	(5.43)	(5.03)	(0.39)	(0.63)	(1.02)
6/30/2008	18.34	0.40	(2.79)	(2.39)	(0.38)	(0.91)	(1.29)
6/30/2007	15.38	0.39	3.21	3.60	(0.35)	(0.29)	(0.64)
6/30/2006	13.75	0.36	1.90	2.26	(0.41)	(0.22)	(0.63)
Class R
12/31/2010+	$9.37	$0.14	$1.95	$2.09	$(0.14)	$—	$(0.14)
6/30/2010	8.56	0.32	0.81	1.13	(0.32)	—	(0.32)
6/30/2009	14.58	0.37	(5.40)	(5.03)	(0.36)	(0.63)	(0.99)
6/30/2008	18.28	0.37	(2.79)	(2.42)	(0.37)	(0.91)	(1.28)
6/30/2007	15.33	0.35	3.20	3.55	(0.31)	(0.29)	(0.60)
6/30/2006	13.73	0.32	1.89	2.21	(0.39)	(0.22)	(0.61)
Class P
12/31/2010+	$9.46	$0.17	$1.97	$2.14	$(0.17)	$—	$(0.17)
6/30/2010	8.66	0.37	0.82	1.19	(0.39)	—	(0.39)
7/7/2008† - 6/30/2009	14.35	0.42	(5.06)	(4.64)	(0.42)	(0.63)	(1.05)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by less than 0.00%
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.

94	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$11.35		22.65%		$1,762,110	1.07	%*	2.86	%*	20%
—	(b)	9.39		13.14		1,544,800	1.06		3.47		34
—	(b)	8.59	(c)(d)	(34.68	)(c)(d)	1,734,204	1.05		3.88		43
—	(b)	14.62		(13.79)		3,195,287	1.04		2.48		49
—	(b)	18.33		23.78		3,480,442	1.05		2.25		29
—	(b)	15.35		16.73		1,002,333	1.10		2.50		26

$—		$11.43		22.09%		$74,288	1.82	%*	2.09	%*	20%
—	(b)	9.46		12.34		78,691	1.81		2.68		34
—	(b)	8.59	(c)(e)	(35.17	)(c)(e)	122,648	1.80		3.02		43
—	(b)	14.61		(14.46)		308,543	1.79		1.68		49
—	(b)	18.25		22.80		485,664	1.80		1.50		29
—	(b)	15.25		15.94		279,643	1.85		1.77		26

$—		$11.39		22.09%		$488,392	1.82	%*	2.11	%*	20%
—	(b)	9.43		12.35		442,239	1.81		2.70		34
—	(b)	8.57	(c)(f)	(35.15	)(c)(f)	574,133	1.80		3.07		43
—	(b)	14.58		(14.42)		1,214,757	1.79		1.69		49
—	(b)	18.21		22.81		1,747,103	1.80		1.50		29
—	(b)	15.23		15.84		712,851	1.85		1.77		26

$—		$11.37		22.61%		$677,284	1.07	%*	2.88	%*	20%
—	(b)	9.41		13.16		517,086	1.06		3.43		34
—	(b)	8.61	(c)(g)	(34.67	)(c)(g)	700,909	1.05		4.26		43
—	(b)	14.66		(13.79)		376,899	1.04		2.40		49
—	(b)	18.34		23.75		698,390	1.05		2.25		29
—	(b)	15.38		16.72		78,984	1.10		2.42		26

$—		$11.32		22.33%		$224,045	1.32	%*	2.61	%*	20%
—	(b)	9.37		12.92		199,683	1.31		3.23		34
—	(b)	8.56	(c)(h)	(34.85	)(c)(h)	189,770	1.30		3.73		43
—	(b)	14.58		(13.98)		225,295	1.29		2.27		49
—	(b)	18.28		23.46		156,435	1.30		2.01		29
—	(b)	15.33		16.44		18,988	1.35		2.16		26

$—		$11.43		22.66%		$871,126	0.82	%*	3.21	%*	20%
—	(b)	9.46		13.49		222,202	0.80		3.72		34
—	(b)	8.66	(i)	(32.70	)(i)	325,300	0.77	*	4.91	*	43
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(i)	Capital contribution from Affiliate increased the end of period net asset value by $0.07 per share and the total return by 0.54%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $8.59 and (33.24)%, respectively.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	95

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends f rom Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Dividend Value (cont.):
Institutional Class
12/31/2010+	$9.46	$0.17	$1.98	$2.15	$(0.18)	$—	$(0.18)
6/30/2010	8.67	0.39	0.82	1.21	(0.42)	—	(0.42)
6/30/2009	14.74	0.44	(5.46)	(5.02)	(0.42)	(0.63)	(1.05)
6/30/2008	18.51	0.48	(2.83)	(2.35)	(0.51)	(0.91)	(1.42)
6/30/2007	15.51	0.46	3.24	3.70	(0.41)	(0.29)	(0.70)
6/30/2006	13.85	0.43	1.90	2.33	(0.45)	(0.22)	(0.67)
Administrative Class
12/31/2010+	$9.49	$0.16	$1.98	$2.14	$(0.16)	$—	$(0.16)
6/30/2010	8.69	0.37	0.81	1.18	(0.38)	—	(0.38)
6/30/2009	14.78	0.41	(5.47)	(5.06)	(0.40)	(0.63)	(1.03)
6/30/2008	18.55	0.45	(2.84)	(2.39)	(0.47)	(0.91)	(1.38)
6/30/2007	15.56	0.42	3.25	3.67	(0.39)	(0.29)	(0.68)
6/30/2006	13.86	0.34	1.96	2.30	(0.38)	(0.22)	(0.60)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by less than 0.00%
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.

96	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$11.43		22.80%		$2,298,049	0.72	%*	3.24	%*	20%
—	(b)	9.46		13.63		1,797,484	0.70		3.85		34
—	(b)	8.67	(c)(j)	(34.42	)(c)(j)	1,699,111	0.67		4.37		43
—	(b)	14.74		(13.48)		1,802,701	0.67		2.86		49
—	(b)	18.51		24.20		1,693,928	0.67		2.62		29
—	(b)	15.51		17.21		349,151	0.71		2.89		26

$—		$11.47		22.68%		$1,093,761	0.97	%*	2.97	%*	20%
—	(b)	9.49		13.34		947,218	0.95		3.62		34
—	(b)	8.69	(c)(k)	(34.62	)(c)(k)	756,172	0.92		4.13		43
—	(b)	14.78		(13.67)		745,713	0.92		2.68		49
—	(b)	18.55		23.91		408,959	0.91		2.33		29
—	(b)	15.56		16.89		9,904	0.95		2.24		26

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	97

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Large-Cap Value:
Class A
12/31/2010+	$11.62	$0.15	$2.25	$2.40	$(0.15)	$—	$(0.15)
6/30/2010	10.46	0.27	1.15	1.42	(0.26)	—	(0.26)
6/30/2009	16.69	0.30	(6.25)	(5.95)	(0.28)	—	(0.28)
6/30/2008	20.69	0.35	(3.73)	(3.38)	(0.33)	(0.29)	(0.62)
6/30/2007	17.69	0.32	3.36	3.68	(0.27)	(0.41)	(0.68)
6/30/2006	15.97	0.31	2.07	2.38	(0.29)	(0.37)	(0.66)
Class B
12/31/2010+	$11.60	$0.09	$2.27	$2.36	$(0.09)	$—	$(0.09)
6/30/2010	10.41	0.18	1.13	1.31	(0.12)	—	(0.12)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—	(0.19)
6/30/2008	20.56	0.21	(3.72)	(3.51)	(0.14)	(0.29)	(0.43)
6/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)	(0.52)
6/30/2006	15.83	0.19	2.05	2.24	(0.14)	(0.37)	(0.51)
Class C
12/31/2010+	$11.59	$0.10	$2.25	$2.35	$(0.10)	$—	$(0.10)
6/30/2010	10.41	0.18	1.13	1.31	(0.13)	—	(0.13)
6/30/2009	16.62	0.21	(6.23)	(6.02)	(0.19)	—	(0.19)
6/30/2008	20.56	0.21	(3.71)	(3.50)	(0.15)	(0.29)	(0.44)
6/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)	(0.53)
6/30/2006	15.83	0.19	2.06	2.25	(0.13)	(0.37)	(0.50)
Class D
12/31/2010+	$11.59	$0.15	$2.26	$2.41	$(0.16)	$—	$(0.16)
6/30/2010	10.47	0.28	1.14	1.42	(0.30)	—	(0.30)
6/30/2009	16.71	0.30	(6.26)	(5.96)	(0.28)	—	(0.28)
6/30/2008	20.72	0.36	(3.75)	(3.39)	(0.33)	(0.29)	(0.62)
6/30/2007	17.73	0.32	3.37	3.69	(0.29)	(0.41)	(0.70)
6/30/2006	16.04	0.31	2.08	2.39	(0.33)	(0.37)	(0.70)
Class R
12/31/2010+	$11.67	$0.13	$2.26	$2.39	$(0.13)	$—	$(0.13)
6/30/2010	10.48	0.24	1.16	1.40	(0.21)	—	(0.21)
6/30/2009	16.72	0.26	(6.26)	(6.00)	(0.24)	—	(0.24)
6/30/2008	20.77	0.30	(3.74)	(3.44)	(0.32)	(0.29)	(0.61)
6/30/2007	17.79	0.29	3.36	3.65	(0.26)	(0.41)	(0.67)
1/10/2006† - 6/30/2006	17.02	0.12	0.75	0.87	(0.10)	—	(0.10)
Class P
12/31/2010+	$11.79	$0.16	$2.30	$2.46	$(0.17)	$—	$(0.17)
6/30/2010	10.63	0.31	1.16	1.47	(0.31)	—	(0.31)
7/7/2008† - 6/30/2009	16.21	0.27	(5.62)	(5.35)	(0.23)	—	(0.23)

+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

98	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$13.87	20.75%	$227,230	1.11	%*	2.26	%*	10%
—	(b)	11.62	13.37	220,368	1.11		2.23		26
—	(b)	10.46	(35.79)	282,001	1.12		2.58		52
—	(b)	16.69	(16.65)	363,486	1.10		1.88		39
—	(b)	20.69	21.09	211,263	1.12		1.63		26
—	(b)	17.69	15.23	36,954	1.12		1.85		32

$—		$13.87	20.36%	$39,516	1.86	%*	1.45	%*	10%
—	(b)	11.60	12.50	50,717	1.86		1.47		26
—	(b)	10.41	(36.27)	78,213	1.86		1.94		52
—	(b)	16.62	(17.31)	34,073	1.85		1.09		39
—	(b)	20.56	20.16	42,013	1.87		0.84		26
—	(b)	17.56	14.41	22,939	1.87		1.12		32

$—		$13.84	20.30%	$126,647	1.86	%*	1.50	%*	10%
—	(b)	11.59	12.48	120,375	1.86		1.48		26
—	(b)	10.41	(36.28)	145,216	1.86		1.87		52
—	(b)	16.62	(17.26)	126,016	1.85		1.12		39
—	(b)	20.56	20.17	95,578	1.87		0.86		26
—	(b)	17.58	14.45	32,171	1.87		1.10		32

$—		$13.84	20.83%	$623,752	1.11	%*	2.28	%*	10%
—	(b)	11.59	13.34	481,535	1.11		2.26		26
—	(b)	10.47	(35.76)	244,284	1.11		2.67		52
—	(b)	16.71	(16.68)	129,506	1.10		1.89		39
—	(b)	20.72	21.08	71,678	1.11		1.64		26
—	(b)	17.73	15.22	6,128	1.17		1.79		32

$—		$13.93	20.59%	$11,276	1.36	%*	2.00	%*	10%
—	(b)	11.67	13.17	10,627	1.36		1.99		26
—	(b)	10.48	(35.97)	12,707	1.36		2.23		52
—	(b)	16.72	(16.88)	20,901	1.34		1.64		39
—	(b)	20.77	20.76	1,694	1.36		1.43		26
—	(b)	17.79	5.12	11	1.38	*	1.41	*	32

$—		$14.08	20.94%	$8,114	0.86	%*	2.47	%*	10%
—	(b)	11.79	13.66	9,334	0.84		2.49		26
—	(b)	10.63	(33.25)	16,652	0.79	*	2.52	*	52

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	99

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Large-Cap Value (cont.):
Institutional Class
12/31/2010+	$11.65	$0.17	$2.27	$2.44	$(0.18)	$—	$(0.18)
6/30/2010	10.51	0.32	1.16	1.48	(0.34)	—	(0.34)
6/30/2009	16.77	0.35	(6.29)	(5.94)	(0.32)	—	(0.32)
6/30/2008	20.81	0.43	(3.76)	(3.33)	(0.42)	(0.29)	(0.71)
6/30/2007	17.79	0.40	3.37	3.77	(0.34)	(0.41)	(0.75)
6/30/2006	16.06	0.38	2.10	2.48	(0.38)	(0.37)	(0.75)
Administrative Class
12/31/2010+	$11.67	$0.15	$2.27	$2.42	$(0.16)	$—	$(0.16)
6/30/2010	10.50	0.28	1.15	1.43	(0.26)	—	(0.26)
6/30/2009	16.75	0.31	(6.27)	(5.96)	(0.29)	—	(0.29)
6/30/2008	20.80	0.36	(3.75)	(3.39)	(0.37)	(0.29)	(0.66)
9/15/2006† - 6/30/2007	18.21	0.27	3.05	3.32	(0.32)	(0.41)	(0.73)
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

100	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$13.91	21.01%	$183,112	0.76	%*	2.59	%*	10%
—	(b)	11.65	13.86	185,043	0.74		2.60		26
—	(b)	10.51	(35.55)	220,835	0.71		2.97		52
—	(b)	16.77	(16.35)	349,924	0.70		2.30		39
—	(b)	20.81	21.52	161,445	0.72		2.01		26
—	(b)	17.79	15.77	27,324	0.73		2.23		32

$—		$13.93	20.82%	$14,207	1.01	%*	2.35	%*	10%
—	(b)	11.67	13.46	13,382	0.98		2.33		26
—	(b)	10.50	(35.68)	27,903	0.97		2.80		52
—	(b)	16.75	(16.66)	16,623	0.95		1.96		39
—	(b)	20.80	18.52	77	0.97	*	1.73	*	26

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	101

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Mid-Cap Value:
Class A
12/31/2010+	$10.70	$0.16	$2.06	$2.22	$(0.17)	$—	$(0.17)
6/30/2010	8.40	0.27	2.30	2.57	(0.27)	—	(0.27)
6/30/2009	13.49	0.32	(4.78)	(4.46)	(0.32)	(0.31)	(0.63)
6/30/2008	17.49	0.28	(3.36)	(3.08)	(0.29)	(0.63)	(0.92)
8/22/2006† - 6/30/2007	15.00	0.51	2.33	2.84	(0.34)	(0.01)	(0.35)
Class C
12/31/2010+	$10.71	$0.12	$2.04	$2.16	$(0.12)	$—	$(0.12)
6/30/2010	8.36	0.18	2.30	2.48	(0.13)	—	(0.13)
6/30/2009	13.43	0.25	(4.76)	(4.51)	(0.25)	(0.31)	(0.56)
6/30/2008	17.42	0.18	(3.36)	(3.18)	(0.18)	(0.63)	(0.81)
8/22/2006† - 6/30/2007	15.00	0.33	2.39	2.72	(0.29)	(0.01)	(0.30)
Class D
12/31/2010+	$10.66	$0.19	$2.01	$2.20	$(0.17)	$—	$(0.17)
6/30/2010	8.35	0.26	2.31	2.57	(0.26)	—	(0.26)
6/30/2009	13.43	0.32	(4.76)	(4.44)	(0.33)	(0.31)	(0.64)
6/30/2008	17.46	0.30	(3.36)	(3.06)	(0.34)	(0.63)	(0.97)
8/22/2006† - 6/30/2007	15.00	0.29	2.54	2.83	(0.36)	(0.01)	(0.37)
Class P
12/31/2010+	$10.69	$0.18	$2.05	$2.23	$(0.19)	$—	$(0.19)
6/30/2010	8.41	0.30	2.30	2.60	(0.32)	—	(0.32)
7/7/2008† - 6/30/2009	13.10	0.51	(4.54)	(4.03)	(0.35)	(0.31)	(0.66)
Institutional Class
12/31/2010+	$10.72	$0.19	$2.06	$2.25	$(0.20)	$—	$(0.20)
6/30/2010	8.41	0.28	2.34	2.62	(0.31)	—	(0.31)
6/30/2009	13.51	0.36	(4.80)	(4.44)	(0.35)	(0.31)	(0.66)
6/30/2008	17.52	0.33	(3.35)	(3.02)	(0.36)	(0.63)	(0.99)
8/22/2006† - 6/30/2007	15.00	0.57	2.32	2.89	(0.36)	(0.01)	(0.37)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.53%.

102	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Income to Average Net Assets		Portfolio Turnover

$—		$12.75	20.84%	$8,778	1.27	%*	2.77	%*	10%
—		10.70	30.43	6,800	1.27		2.51		52
—	(b)	8.40	(32.84)	3,809	1.27		3.45		68
—	(b)	13.49	(18.09)	5,980	1.28		1.85		70
—		17.49	19.08	8,588	1.25	*	3.53	*	33

$—		$12.75	20.25%	$3,283	2.02	%*	1.99	%*	10%
—		10.71	29.61	2,647	2.02		1.68		52
—	(b)	8.36	(33.34)	2,299	2.02		2.64		68
—	(b)	13.43	(18.74)	3,816	2.03		1.21		70
—		17.42	18.29	3,028	2.00	*	2.31	*	33

$—		$12.69	20.74%	$488	1.27	%*	3.10	%*	10%
—		10.66	30.61	212	1.27		2.43		52
—	(b)	8.35	(32.87)	207	1.27		3.50		68
—	(b)	13.43	(18.08)	205	1.28		1.97		70
—	(b)	17.46	19.05	152	1.26	*(c)	2.03	*	34

$—		$12.73	20.93%	$502	1.02	%*	2.97	%*	10%
—		10.69	30.82	440	1.01		2.76		52
—	(b)	8.41	(30.53)	232	0.95	*	5.83	*	68

$—		$12.77	21.06%	$226	0.92	%*	3.16	%*	10%
—		10.72	31.02	121	0.90		2.72		52
—	(b)	8.41	(32.65)	456	0.87		3.76		68
—	(b)	13.51	(17.79)	1,653	0.88		2.07		70
—	(b)	17.52	19.48	4,940	0.86	*(d)	4.01	*	34

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	103

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Renaissance:
Class A
12/31/2010+	$13.49	$0.11	$3.07	$3.18	$(0.21)	$—	$(0.21)
6/30/2010	11.22	0.27	2.20	2.47	(0.20)	—	(0.20)
6/30/2009	15.92	0.17	(4.68)	(4.51)	(0.19)	— (b)	(0.19)
6/30/2008	22.53	0.15	(2.56)	(2.41)	(0.04)	(4.16)	(4.20)
6/30/2007	21.58	0.07	4.04	4.11	—	(3.16)	(3.16)
6/30/2006	24.30	0.06	1.45	1.51	—	(4.23)	(4.23)
Class B
12/31/2010+	$11.78	$0.04	$2.68	$2.72	$(0.02)	$—	$(0.02)
6/30/2010	9.83	0.15	1.92	2.07	(0.12)	—	(0.12)
6/30/2009	13.85	0.07	(4.05)	(3.98)	(0.04)	— (b)	(0.04)
6/30/2008	20.25	— (c)	(2.24)	(2.24)	— (b)	(4.16)	(4.16)
6/30/2007	19.83	(0.08)	3.66	3.58	—	(3.16)	(3.16)
6/30/2006	22.80	(0.10)	1.36	1.26	—	(4.23)	(4.23)
Class C
12/31/2010+	$11.58	$0.04	$2.64	$2.68	$(0.11)	$—	$(0.11)
6/30/2010	9.67	0.14	1.89	2.03	(0.12)	—	(0.12)
6/30/2009	13.69	0.07	(4.01)	(3.94)	(0.08)	— (b)	(0.08)
6/30/2008	20.06	— (c)	(2.21)	(2.21)	— (b)	(4.16)	(4.16)
6/30/2007	19.67	(0.08)	3.63	3.55	—	(3.16)	(3.16)
6/30/2006	22.66	(0.10)	1.34	1.24	—	(4.23)	(4.23)
Class D
12/31/2010+	$13.60	$0.11	$3.09	$3.20	$(0.23)	$—	$(0.23)
6/30/2010	11.30	0.27	2.22	2.49	(0.19)	—	(0.19)
6/30/2009	15.99	0.17	(4.70)	(4.53)	(0.16)	— (b)	(0.16)
6/30/2008	22.61	0.15	(2.57)	(2.42)	(0.04)	(4.16)	(4.20)
6/30/2007	21.65	0.07	4.05	4.12	—	(3.16)	(3.16)
6/30/2006	24.37	0.06	1.45	1.51	—	(4.23)	(4.23)
Class R
12/31/2010+	$12.00	$0.08	$2.72	$2.80	$(0.17)	$—	$(0.17)
6/30/2010	10.00	0.21	1.96	2.17	(0.17)	—	(0.17)
6/30/2009	14.21	0.13	(4.18)	(4.05)	(0.16)	— (b)	(0.16)
6/30/2008	20.60	0.09	(2.29)	(2.20)	(0.03)	(4.16)	(4.19)
6/30/2007	20.02	0.01	3.73	3.74	—	(3.16)	(3.16)
6/30/2006	22.88	0.01	1.36	1.37	—	(4.23)	(4.23)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share by 0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been 21.55 and 6.14%, respectively.
(e)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(f)	Capital Contribution from Affiliate increased the end of year net aset value by $0.20 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.02 and (29.50)%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.80 and 5.38%, respectively.
(h)	Capital Contribution from Affiliate increased the end of year net aset value by $0.18 and total return by 1.31%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.65 and (30.03)%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value per share by$ 0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.64 and 5.32%, respectively.
(j)	Capital Contribution from Affiliate increased the end of year net aset value by $0.17 and total return by 1.25%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.50 and (29.99)%, respectively.
(k)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.62 and 6.12%, respectively.

104	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Investment Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$16.46		23.61%		$456,440	1.26	%*	1.26	%*	1.41	%*	28%
—	(c)	13.49		21.95		399,876	1.26		1.26		1.99		24
—	(c)	11.22	(f)	(28.22	)(f)	324,938	1.21		1.22		1.46		201
—	(c)	15.92		(12.94)		536,274	1.19	(e)	1.19	(e)	0.78		82
—	(c)	22.53		20.30		757,708	1.23	(e)	1.23	(e)	0.32		112
—	(c)	21.58	(d)	6.28	(d)	946,613	1.25		1.25		0.28		85

$—		$14.48		23.10%		$65,886	2.01	%*	2.01	%*	0.67	%*	28%
—	(c)	11.78		21.01		67,547	2.01		2.01		1.28		24
—	(c)	9.83	(h)	(28.72	)(h)	137,480	1.96		1.97		0.69		201
—	(c)	13.85		(13.60)		328,870	1.94	(e)	1.94	(e)	0.01		82
—	(c)	20.25		19.34		581,822	1.98	(e)	1.98	(e)	(0.43)		112
—	(c)	19.83	(g)	5.53	(g)	718,005	2.00		2.00		(0.46)		85

$—		$14.15		23.14%		$236,458	2.01	%*	2.01	%*	0.67	%*	28%
—	(c)	11.58		21.02		209,921	2.01		2.01		1.25		24
—	(c)	9.67	(j)	(28.74	)(j)	207,823	1.96		1.97		0.71		201
—	(c)	13.69		(13.62)		389,634	1.94	(e)	1.94	(e)	0.02		82
—	(c)	20.06		19.40		621,339	1.98	(e)	1.98	(e)	(0.43)		112
—	(c)	19.67	(i)	5.47	(i)	752,734	2.00		2.00		(0.46)		85

$—		$16.57		23.53%		$16,250	1.26	%*	1.26	%*	1.41	%*	28%
—	(c)	13.60		22.01		7,821	1.26		1.26		2.01		24
—	(c)	11.30	(l)	(28.22	)(l)	9,093	1.21		1.22		1.46		201
—	(c)	15.99		(12.97)		19,396	1.19	(e)	1.19	(e)	0.77		82
—	(c)	22.61		20.32		33,563	1.23	(e)	1.23	(e)	0.33		112
—	(c)	21.65	(k)	6.26	(k)	46,918	1.25		1.25		0.27		85

$—		$14.63		23.37%		$15,565	1.51	%*	1.51	%*	1.17	%*	28%
—	(c)	12.00		21.73		13,304	1.51		1.51		1.75		24
—	(c)	10.00	(n)	(28.41	)(n)	14,099	1.46		1.47		1.21		201
—	(c)	14.21		(13.19)		25,561	1.44	(e)	1.44	(e)	0.54		82
—	(c)	20.60		20.06		33,816	1.48	(e)	1.48	(e)	0.07		112
—	(c)	20.02	(m)	6.03	(m)	37,856	1.50		1.50		0.05		85
(l)	Capital Contribution from Affiliate increased the end of year net aset value by $0.20 and total return by 1.27%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.10 and (29.49)%, respectively.
(m)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.99 and 5.88%, respectively.
(n)	Capital Contribution from Affiliate increased the end of year net aset value by $0.18 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.82 and (29.69)%, respectively.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	105

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Renaissance (cont.):
Institutional Class
12/31/2010+	$14.19	$0.14	$3.24	$3.38	$(0.22)	$—	$(0.22)
6/30/2010	11.78	0.34	2.30	2.64	(0.23)	—	(0.23)
6/30/2009	16.72	0.22	(4.91)	(4.69)	(0.25)	— (b)	(0.25)
6/30/2008	23.35	0.24	(2.68)	(2.44)	(0.03)	(4.16)	(4.19)
6/30/2007	22.19	0.16	4.16	4.32	—	(3.16)	(3.16)
6/30/2006	24.78	0.16	1.48	1.64	—	(4.23)	(4.23)
Administrative Class
12/31/2010+	$13.82	$0.12	$3.14	$3.26	$(0.21)	$—	$(0.21)
6/30/2010	11.50	0.30	2.24	2.54	(0.22)	—	(0.22)
6/30/2009	16.23	0.20	(4.78)	(4.58)	(0.15)	— (b)	(0.15)
6/30/2008	22.89	0.18	(2.61)	(2.43)	(0.07)	(4.16)	(4.23)
6/30/2007	21.86	0.11	4.08	4.19	—	(3.16)	(3.16)
6/30/2006	24.53	0.09	1.47	1.56	—	(4.23)	(4.23)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(e)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(o)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $22.16 and 6.59%, respectively.
(p)	Capital Contribution from Affiliate increased the end of year net aset value by $0.20 and total return by 1.23%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.58 and (29.13)%, respectively.
(q)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.83 and 6.31%, respectively.
(r)	Capital Contribution from Affiliate increased the end of year net aset value by $0.22 and total return by 1.37%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.28 and (29.49)%, respectively.

106	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Investment Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$17.35		23.83%		$13,245	0.91	%*	0.91	%*	1.73	%*	28%
—	(c)	14.19		22.40		16,402	0.90		0.90		2.39		24
—	(c)	11.78	(p)	(27.90	)(p)	22,898	0.81		0.82		1.86		201
—	(c)	16.72		(12.60)		27,970	0.79	(e)	0.79	(e)	1.16		82
—	(c)	23.35		20.77		57,350	0.83	(e)	0.83	(e)	0.73		112
—	(c)	22.19	(o)	6.73	(o)	51,569	0.86		0.86		0.66		85

$—		$16.87		23.61%		$8,667	1.16	%*	1.16	%*	1.52	%*	28%
—	(c)	13.82		22.10		7,726	1.15		1.15		2.17		24
—	(c)	11.50	(r)	(28.12	)(r)	9,800	1.06		1.07		1.07		201
—	(c)	16.23		(12.83)		40,749	1.04	(e)	1.04	(e)	0.89		82
—	(c)	22.89		20.46		80,521	1.08	(e)	1.08	(e)	0.48		112
—	(c)	21.86	(q)	6.45	(q)	127,136	1.11		1.11		0.40		85

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	107

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Small-Cap Value:
Class A
12/31/2010+	$23.52	$0.23	$5.21	$5.44	$(0.42)	$—	$(0.42)
6/30/2010	19.25	0.45	4.26	4.71	(0.44)	—	(0.44)
6/30/2009	28.92	0.45	(7.59)	(7.14)	(0.34)	(2.19)	(2.53)
6/30/2008	34.77	0.42	(2.75)	(2.33)	(0.53)	(2.99)	(3.52)
6/30/2007	31.47	0.78	5.59	6.37	(0.55)	(2.52)	(3.07)
6/30/2006	30.26	0.61	3.59	4.20	(0.52)	(2.47)	(2.99)
Class B
12/31/2010+	$22.59	$0.12	$5.01	$5.13	$(0.07)	$—	$(0.07)
6/30/2010	18.50	0.27	4.09	4.36	(0.27)	—	(0.27)
6/30/2009	27.78	0.30	(7.31)	(7.01)	(0.08)	(2.19)	(2.27)
6/30/2008	33.52	0.18	(2.65)	(2.47)	(0.28)	(2.99)	(3.27)
6/30/2007	30.46	0.51	5.40	5.91	(0.33)	(2.52)	(2.85)
6/30/2006	29.36	0.36	3.49	3.85	(0.28)	(2.47)	(2.75)
Class C
12/31/2010+	$22.50	$0.13	$4.98	$5.11	$(0.22)	$—	$(0.22)
6/30/2010	18.44	0.27	4.08	4.35	(0.29)	—	(0.29)
6/30/2009	27.81	0.29	(7.32)	(7.03)	(0.15)	(2.19)	(2.34)
6/30/2008	33.56	0.18	(2.65)	(2.47)	(0.29)	(2.99)	(3.28)
6/30/2007	30.49	0.51	5.41	5.92	(0.33)	(2.52)	(2.85)
6/30/2006	29.40	0.36	3.50	3.86	(0.30)	(2.47)	(2.77)
Class D
12/31/2010+	$24.06	$0.24	$5.33	$5.57	$(0.40)	$—	$(0.40)
6/30/2010	19.68	0.47	4.34	4.81	(0.43)	—	(0.43)
6/30/2009	29.61	0.42	(7.74)	(7.32)	(0.42)	(2.19)	(2.61)
6/30/2008	35.49	0.43	(2.81)	(2.38)	(0.51)	(2.99)	(3.50)
6/30/2007	32.07	0.79	5.70	6.49	(0.55)	(2.52)	(3.07)
6/30/2006	30.76	0.62	3.65	4.27	(0.49)	(2.47)	(2.96)
Class R
12/31/2010+	$24.07	$0.20	$5.33	$5.53	$(0.35)	$—	$(0.35)
6/30/2010	19.57	0.40	4.33	4.73	(0.23)	—	(0.23)
6/30/2009	29.37	0.40	(7.71)	(7.31)	(0.30)	(2.19)	(2.49)
6/30/2008	35.15	0.36	(2.80)	(2.44)	(0.35)	(2.99)	(3.34)
6/30/2007	31.80	0.72	5.63	6.35	(0.48)	(2.52)	(3.00)
6/30/2006	30.61	0.57	3.60	4.17	(0.51)	(2.47)	(2.98)
Class P
12/31/2010+	$24.54	$0.28	$5.43	$5.71	$(0.46)	$—	$(0.46)
6/30/2010	20.08	0.54	4.44	4.98	(0.52)	—	(0.52)
7/7/2008† - 6/30/2009	28.58	0.43	(6.30)	(5.87)	(0.44)	(2.19)	(2.63)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.

108	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Investment Assets without Fee Waiver/ Reimbursement		Ratio of Net Income to Average Net Assets		Portfolio Turnover

$—		$28.54		23.14%		$2,488,389	1.19	%*	1.19	%*	1.77	%*	15%
—	(b)	23.52		24.53		2,048,233	1.20		1.20		1.94		21
—	(b)	19.25	(c)	(23.95	)(c)	1,808,029	1.22		1.23		2.20		33
—	(b)	28.92		(7.01)		1,690,712	1.22		1.22		1.35		33
—	(b)	34.77		21.25		1,961,925	1.22		1.22		2.38		27
—	(b)	31.47		14.50		1,745,770	1.25		1.25		1.97		32

$—		$27.65		22.71%		$63,635	1.94	%*	1.94	%*	0.98	%*	15%
—	(b)	22.59		23.59		78,482	1.95		1.95		1.22		21
—	(b)	18.50	(d)	(24.53	)(d)	105,915	1.97		1.98		1.45		33
—	(b)	27.78		(7.71)		199,797	1.97		1.97		0.59		33
—	(b)	33.52		20.37		288,895	1.97		1.97		1.62		27
—	(b)	30.46		13.64		294,769	2.00		2.00		1.20		32

$—		$27.39		22.71%		$426,784	1.94	%*	1.94	%*	1.02	%*	15%
—	(b)	22.50		23.63		378,443	1.95		1.95		1.20		21
—	(b)	18.44	(e)	(24.56	)(e)	370,755	1.97		1.98		1.45		33
—	(b)	27.81		(7.66)		475,710	1.97		1.97		0.60		33
—	(b)	33.56		20.32		592,171	1.97		1.97		1.62		27
—	(b)	30.49		13.68		579,280	2.00		2.00		1.21		32

$—		$29.23		23.11%		$150,261	1.19	%*	1.19	%*	1.77	%*	15%
—	(b)	24.06		24.57		131,235	1.20		1.20		2.00		21
—	(b)	19.68	(f)	(23.95	)(f)	196,748	1.21		1.22		2.18		33
—	(b)	29.61		(7.01)		17,879	1.22		1.22		1.34		33
—	(b)	35.49		21.24		5,368	1.22		1.22		2.38		27
—	(b)	32.07		14.51		5,182	1.25		1.25		1.95		32

$—		$29.25		23.01%		$165,082	1.44	%*	1.44	%*	1.52	%*	15%
—	(b)	24.07		24.23		137,095	1.45		1.45		1.69		21
—	(b)	19.57	(g)	(24.15	)(g)	95,431	1.47		1.47		1.93		33
—	(b)	29.37		(7.23)		51,498	1.47		1.47		1.11		33
—	(b)	35.15		20.93		76,297	1.47		1.47		2.17		27
—	(b)	31.80		14.24		46,876	1.51		1.51		1.81		32

$—		$29.79		23.25%		$56,962	0.94	%*	0.94	%*	2.01	%*	15%
—	(b)	24.54		24.94		52,661	0.94		0.94		2.24		21
—	(b)	20.08	(h)	(19.76	)(h)	66,639	0.90	*	0.90	*	2.22	*	33
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(h)	Capital contribution from Affiliate increased the end of period net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $19.85 and (20.68)%, respectively.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	109

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ Small-Cap Value (cont.):
Institutional Class
12/31/2010+	$24.63	$0.30	$5.45	$5.75	$(0.51)	$—	$(0.51)
6/30/2010	20.13	0.57	4.45	5.02	(0.52)	—	(0.52)
6/30/2009	30.08	0.55	(7.89)	(7.34)	(0.42)	(2.19)	(2.61)
6/30/2008	35.97	0.57	(2.86)	(2.29)	(0.61)	(2.99)	(3.60)
6/30/2007	32.44	0.95	5.75	6.70	(0.65)	(2.52)	(3.17)
6/30/2006	31.08	0.77	3.69	4.46	(0.63)	(2.47)	(3.10)
Administrative Class
12/31/2010+	$23.50	$0.25	$5.20	$5.45	$(0.46)	$—	$(0.46)
6/30/2010	19.24	0.49	4.25	4.74	(0.48)	—	(0.48)
6/30/2009	28.91	0.49	(7.61)	(7.12)	(0.36)	(2.19)	(2.55)
6/30/2008	34.83	0.47	(2.75)	(2.28)	(0.65)	(2.99)	(3.64)
6/30/2007	31.52	0.83	5.59	6.42	(0.59)	(2.52)	(3.11)
6/30/2006	30.31	0.66	3.59	4.25	(0.57)	(2.47)	(3.04)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.

110	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$29.87		23.38%		$2,646,658	0.79	%*	0.84	%*	2.18	%*	15%
—	(b)	24.63		25.03		2,090,160	0.80		0.83		2.34		21
—	(b)	20.13	(i)	(23.64	)(i)	1,780,607	0.82		0.83		2.60		33
—	(b)	30.08		(6.63)		1,198,175	0.82		0.82		1.75		33
—	(b)	35.97		21.71		962,528	0.82		0.82		2.82		27
—	(b)	32.44		15.00		653,254	0.86		0.86		2.40		32

$—		$28.49		23.20%		$1,442,825	1.04	%*	1.09	%*	1.93	%*	15%
—	(b)	23.50		24.75		1,069,772	1.05		1.08		2.09		21
—	(b)	19.24	(j)	(23.85	)(j)	776,986	1.07		1.08		2.36		33
—	(b)	28.91		(6.84)		666,419	1.07		1.07		1.50		33
—	(b)	34.83		21.44		903,752	1.07		1.07		2.55		27
—	(b)	31.52		14.65		698,010	1.11		1.11		2.13		32

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	111

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Large-Cap Growth:
Class A
12/31/2010+	$10.83	$— (b)	$2.66	$2.66	$(0.01)	$—	$(0.01)
6/30/2010	10.07	— (c)	0.80	0.80	(0.04)	—	(0.04)
6/30/2009	12.94	0.04	(2.66)	(2.62)	(0.03)	(0.22)	(0.25)
6/30/2008	15.04	0.02	(0.89)	(0.87)	(0.03)	(1.20)	(1.23)
6/30/2007	13.67	0.02	2.13	2.15	(0.04)	(0.74)	(0.78)
6/30/2006	12.68	— (c)	0.99	0.99	— (b)	—	— (b)
Class B
12/31/2010+	$10.29	$(0.05)	$2.53	$2.48	$— (b)	$—	$— (b)
6/30/2010	9.61	(0.08)	0.76	0.68	— (b)	—	— (b)
6/30/2009	12.41	(0.03)	(2.55)	(2.58)	—	(0.22)	(0.22)
6/30/2008	14.55	(0.08)	(0.86)	(0.94)	—	(1.20)	(1.20)
6/30/2007	13.30	(0.09)	2.08	1.99	—	(0.74)	(0.74)
6/30/2006	12.44	(0.10)	0.96	0.86	— (b)	—	— (b)
Class C
12/31/2010+	$10.31	$(0.05)	$2.54	$2.49	$— (b)	$—	$— (b)
6/30/2010	9.63	(0.08)	0.76	0.68	— (b)	—	— (b)
6/30/2009	12.44	(0.03)	(2.56)	(2.59)	—	(0.22)	(0.22)
6/30/2008	14.57	(0.08)	(0.85)	(0.93)	—	(1.20)	(1.20)
6/30/2007	13.33	(0.09)	2.07	1.98	—	(0.74)	(0.74)
6/30/2006	12.46	(0.10)	0.97	0.87	— (b)	—	— (b)
Class D
12/31/2010+	$10.83	$— (b)	$2.65	$2.65	$— (b)	$—	$— (b)
6/30/2010	10.06	— (c)	0.81	0.81	(0.04)	—	(0.04)
6/30/2009	12.92	0.04	(2.66)	(2.62)	(0.02)	(0.22)	(0.24)
6/30/2008	15.03	0.02	(0.90)	(0.88)	(0.03)	(1.20)	(1.23)
6/30/2007	13.61	0.02	2.14	2.16	—	(0.74)	(0.74)
6/30/2006	12.63	— (c)	0.98	0.98	— (b)	—	— (b)
Class R
12/31/2010+	$10.82	$(0.02)	$2.66	$2.64	$— (b)	$—	$— (b)
6/30/2010	10.05	(0.03)	0.81	0.78	(0.01)	—	(0.01)
6/30/2009	12.91	0.02	(2.66)	(2.64)	—	(0.22)	(0.22)
6/30/2008	15.03	(0.01)	(0.91)	(0.92)	—	(1.20)	(1.20)
6/30/2007	13.64	(0.02)	2.15	2.13	—	(0.74)	(0.74)
6/30/2006	12.69	(0.01)	0.96	0.95	— (b)	—	— (b)
Class P
12/31/2010+	$11.00	$0.01	$2.71	$2.72	$(0.04)	$—	$(0.04)
6/30/2010	10.23	0.03	0.81	0.84	(0.07)	—	(0.07)
7/7/2008† - 6/30/2009	12.92	0.08	(2.46)	(2.38)	(0.09)	(0.22)	(0.31)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than 0.005%.

112	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$13.48		$24.53%	$60,185	1.11	%*	(0.02)%*	29%
—	(c)	10.83	(d)	7.90 (d)	49,858	1.11		0.03	45
—	(c)	10.07		(19.87)	38,641	1.12		0.40	61
—	(c)	12.94		(6.81)	48,172	1.11		0.16	69
—	(c)	15.04		16.06	51,136	1.11		0.11	54
—	(c)	13.67		7.82	56,247	1.12		0.01	74

$—		$12.77		24.10%	$4,203	1.86	%*	(0.79)%*	29%
—	(c)	10.29	(d)	7.09 (d)	4,533	1.86		(0.73)	45
—	(c)	9.61		(20.47)	4,714	1.87		(0.36)	61
—	(c)	12.41		(7.52)	8,012	1.86		(0.59)	69
—	(c)	14.55		15.30	10,770	1.86		(0.64)	54
—	(c)	13.30		6.92	11,034	1.87		(0.73)	74

$—		$12.80		24.15%	$9,211	1.86	%*	(0.78)%*	29%
—	(c)	10.31	(d)	7.08 (d)	8,145	1.86		(0.72)	45
—	(c)	9.63		(20.50)	6,151	1.87		(0.35)	61
—	(c)	12.44		(7.44)	8,407	1.86		(0.59)	69
—	(c)	14.57		15.19	10,862	1.86		(0.64)	54
—	(c)	13.33		6.99	10,312	1.87		(0.74)	74

$—		$13.48		24.51%	$38,106	1.11	%*	(0.03)%*	29%
—	(c)	10.83	(d)	7.91 (d)	32,173	1.11		0.03	45
—	(c)	10.06		(19.88)	20,748	1.12		0.39	61
—	(c)	12.92		(6.77)	32,447	1.11		0.16	69
—	(c)	15.03		16.06	42,306	1.11		0.11	54
—	(c)	13.61		7.77	53,819	1.12		— (e)	74

$—		$13.46		24.40%	$5,275	1.36	%*	(0.27)%*	29%
—	(c)	10.82	(d)	7.73 (d)	4,376	1.36		(0.23)	45
—	(c)	10.05		(20.13)	3,980	1.37		0.16	61
—	(c)	12.91		(7.06)	4,668	1.36		(0.09)	69
—	(c)	15.03		15.88	4,916	1.36		(0.14)	54
—	(c)	13.64		7.46	4,346	1.50		(0.06)	74

$—		$13.68		24.60%	$3,504	0.86	%*	0.23%*	29%
—	(c)	11.00	(d)	8.28 (d)	2,433	0.85		0.29	45
—	(c)	10.23		(17.98)	2,216	0.81	*	0.84 *	61

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	113

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Large-Cap Growth (cont.):
Institutional Class
12/31/2010+	$11.04	$0.02		$2.71	$2.73	$(0.04)	$—	$(0.04)
6/30/2010	10.25	0.05		0.81	0.86	(0.07)	—	(0.07)
6/30/2009	13.18	0.08		(2.72)	(2.64)	(0.07)	(0.22)	(0.29)
6/30/2008	15.29	0.08		(0.91)	(0.83)	(0.08)	(1.20)	(1.28)
6/30/2007	13.83	0.07		2.17	2.24	(0.04)	(0.74)	(0.78)
6/30/2006	12.82	0.06		1.00	1.06	(0.05)	—	(0.05)
Administrative Class
12/31/2010+	$10.92	$—	(c)	$2.69	$2.69	$(0.03)	$—	$(0.03)
6/30/2010	10.15	0.02		0.81	0.83	(0.06)	—	(0.06)
6/30/2009	13.05	0.06		(2.69)	(2.63)	(0.05)	(0.22)	(0.27)
6/30/2008	15.22	0.04		(0.90)	(0.86)	(0.11)	(1.20)	(1.31)
6/30/2007	13.77	0.04		2.17	2.21	(0.02)	(0.74)	(0.76)
6/30/2006	12.77	0.02		0.99	1.01	(0.01)	—	(0.01)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

114	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Investment Expenses to Average Net Assets		Ratio of Net Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$13.73		24.76%	$285,150	0.76	%*	0.32	%*	29%
—	(c)	11.04	(d)	8.26 (d)	246,783	0.75		0.39		45
—	(c)	10.25		(19.53)	240,441	0.72		0.80		61
—	(c)	13.18		(6.47)	349,529	0.71		0.56		69
—	(c)	15.29		16.59	348,598	0.71		0.51		54
—	(c)	13.83		8.25	350,125	0.72		0.41		74

$—		$13.58		24.60%	$42,010	1.01	%*	0.08	%*	29%
—	(c)	10.92	(d)	8.10 (d)	33,725	1.00		0.14		45
—	(c)	10.15		(19.78)	16,555	0.97		0.56		61
—	(c)	13.05		(6.69)	19,559	0.96		0.28		69
—	(c)	15.22		16.37	65,777	0.96		0.26		54
—	(c)	13.77		7.94	63,534	0.97		0.15		74

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	115

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Mid-Cap:
Class A
12/31/2010+	$2.36	$— (b)	$0.70	$0.70	$—	(b)	$—	$— (b)
6/30/2010	1.95	(0.01)	0.42	0.41	—	(b)	—	— (b)
6/30/2009	2.67	— (b)	(0.71)	(0.71)	—		(0.01)	(0.01)
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—		(0.03)	(0.03)
6/30/2007	2.89	(0.01)	0.57	0.56	—		(0.58)	(0.58)
6/30/2006	2.58	(0.02)	0.33	0.31	—		—	—
Class B
12/31/2010+	$2.23	$(0.01)	$0.67	$0.66	$—	(b)	$—	$— (b)
6/30/2010	1.86	(0.03)	0.40	0.37	—	(b)	—	— (b)
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—		(0.01)	(0.01)
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—		(0.03)	(0.03)
6/30/2007	2.83	(0.03)	0.56	0.53	—		(0.58)	(0.58)
6/30/2006	2.55	(0.04)	0.32	0.28	—		—	—
Class C
12/31/2010+	$2.22	$(0.01)	$0.67	$0.66	$—	(b)	$—	$— (b)
6/30/2010	1.85	(0.03)	0.40	0.37	—	(b)	—	— (b)
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—		(0.01)	(0.01)
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—		(0.03)	(0.03)
6/30/2007	2.82	(0.03)	0.56	0.53	—		(0.58)	(0.58)
6/30/2006	2.54	(0.04)	0.32	0.28	—		—	—
Class D
12/31/2010+	$2.39	$— (b)	$0.72	$0.72	$—	(b)	$—	$— (b)
6/30/2010	1.98	(0.01)	0.42	0.41	—	(b)	—	— (b)
6/30/2009	2.70	— (b)	(0.71)	(0.71)	—		(0.01)	(0.01)
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—		(0.03)	(0.03)
6/30/2007	2.92	(0.01)	0.58	0.57	—		(0.58)	(0.58)
6/30/2006	2.61	(0.02)	0.33	0.31	—		—	—
Class R
12/31/2010+	$2.38	$(0.01)	$0.71	$0.70	$—	(b)	$—	$— (b)
6/30/2010	1.97	(0.02)	0.43	0.41	—	(b)	—	— (b)
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—		(0.01)	(0.01)
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—		(0.03)	(0.03)
6/30/2007	2.92	(0.02)	0.59	0.57	—		(0.58)	(0.58)
6/30/2006	2.62	(0.02)	0.32	0.30	—		—	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.87 and 11.38%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.81 and 10.34%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.80 and 10.37%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.90 and 11.25%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.90 and 10.82%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.

116	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$3.06	(k)	29.84	%(k)	$10,748	1.13	%*	(0.26)%*	59%
—		2.36		21.03		5,496	1.14		(0.46)	110
—	(c)	1.95		(26.34)		2,608	1.14		(0.20)	139
—	(c)	2.67		(6.40)		3,146	1.13		(0.35)	107
—	(c)	2.87		21.69		3,640	1.17		(0.49)	102
—	(c)	2.89	(d)	12.02	(d)	4,046	1.15		(0.52)	161

$—		$2.89	(k)	29.60	%(k)	$2,577	1.88	%*	(1.02)%*	59%
—		2.23		19.90		1,950	1.89		(1.19)	110
—	(c)	1.86		(26.98)		1,260	1.89		(0.96)	139
—	(c)	2.56		(6.97)		1,913	1.89		(1.11)	107
—	(c)	2.78		21.08		2,412	1.92		(1.24)	102
—	(c)	2.83	(e)	10.98	(e)	2,655	1.90		(1.26)	161

$—		$2.88	(k)	29.28	%(k)	$4,901	1.88	%*	(1.01)%*	59%
—		2.22		20.01		2,964	1.89		(1.19)	110
—	(c)	1.85		(27.09)		2,042	1.88		(0.95)	139
—	(c)	2.55		(6.99)		2,264	1.89		(1.11)	107
—	(c)	2.77		21.17		2,764	1.92		(1.25)	102
—	(c)	2.82	(f)	11.02	(f)	3,483	1.90		(1.26)	161

$—		$3.11	(k)	30.17	%(k)	$1,901	1.13	%*	(0.27)%*	59%
—		2.39		20.80		1,421	1.14		(0.43)	110
—	(c)	1.98		(26.32)		638	1.14		(0.21)	139
—	(c)	2.70		(6.31)		927	1.13		(0.35)	107
—	(c)	2.91		21.86		973	1.17		(0.49)	102
—	(c)	2.92	(g)	11.88	(g)	1,088	1.15		(0.52)	161

$—		$3.08	(k)	30.11	%(k)	$1,352	1.38	%*	(0.49)%*	59%
—		2.38		20.41		619	1.38		(0.68)	110
—	(c)	1.97		(26.42)		76	1.38		(0.36)	139
—	(c)	2.69		(6.66)		24	1.39		(0.73)	107
—	(c)	2.91		21.86		231	1.38		(0.70)	102
—	(c)	2.92	(h)	11.45	(h)	185	1.40		(0.78)	161

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	117

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Mid-Cap (cont.):
Institutional Class
12/31/2010+	$2.51	$—	(c)	$0.75	$0.75	$(0.01)		$—	$(0.01)
6/30/2010	2.07	—	(b)	0.44	0.44	—	(b)	—	— (b)
6/30/2009	2.81	—	(c)	(0.73)	(0.73)	—		(0.01)	(0.01)
6/30/2008	3.01	—	(c)	(0.17)	(0.17)	—		(0.03)	(0.03)
6/30/2007	2.99	—	(b)	0.60	0.60	—		(0.58)	(0.58)
6/30/2006	2.67	—	(b)	0.32	0.32	—		—	—
Administrative Class
12/31/2010+	$2.43	$—	(b)	$0.73	$0.73	$(0.01)		$—	$(0.01)
6/30/2010	2.01	(0.01)		0.43	0.42	—	(b)	—	— (b)
6/30/2009	2.74	—	(b)	(0.72)	(0.72)	—		(0.01)	(0.01)
6/30/2008	2.94	(0.01)		(0.16)	(0.17)	—		(0.03)	(0.03)
6/30/2007	2.94	(0.01)		0.59	0.58	—		(0.58)	(0.58)
6/30/2006	2.64	(0.01)		0.31	0.30	—		—	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(i)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.97 and 11.37%, respectively.
(j)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $2.92 and 10.74%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.

118	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$3.25	(k)	30.28	%(k)	$51,343	0.78	%*	0.08%*	59%
—		2.51		20.93		40,206	0.78		(0.08)	110
—	(c)	2.07		(26.00)		35,085	0.74		0.19	139
—	(c)	2.81		(6.08)		64,922	0.73		0.05	107
—	(c)	3.01		22.75		74,623	0.77		(0.10)	102
—	(c)	2.99	(i)	11.99	(i)	101,757	0.75		(0.13)	161

$—		$3.15	(k)	30.03	%(k)	$2,278	1.04	%*	(0.08)%*	59%
—		2.43		20.92		74	1.03		(0.28)	110
—	(c)	2.01		(26.30)		11	0.99		(0.16)	139
—	(c)	2.74		(6.23)		1,104	0.98		(0.20)	107
—	(c)	2.94		22.44		1,272	1.02		(0.32)	102
—	(c)	2.94	(j)	11.36	(j)	470	1.04		(0.42)	161

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	119

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Fund Redemption Fees (a)
RCM Strategic Growth:
Class A
12/31/2010+	$13.41	$(0.04)	$3.74	$3.70	$—	$—
6/30/2010	12.34	(0.12)	1.19	1.07	—	—
6/30/2009	15.65	(0.06)	(3.25)	(3.31)	—	—	(b)
6/30/2008	16.18	(0.12)	0.10	(0.02)	(0.51)	—
6/30/2007	13.56	(0.05)	2.67	2.62	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—
Class C
12/31/2010+	$12.98	$(0.10)	$3.63	$3.53	$—	$—
6/30/2010	12.04	(0.22)	1.16	0.94	—	—
6/30/2009	15.37	(0.15)	(3.18)	(3.33)	—	—	(b)
6/30/2008	16.02	(0.24)	0.10	(0.14)	(0.51)	—
6/30/2007	13.53	(0.16)	2.65	2.49	—	—
3/31/2006† - 6/30/2006	15.00	(0.05)	(1.42)	(1.47)	—	—
Class D
12/31/2010+	$13.40	$(0.04)	$3.74	$3.70	$—	$—
6/30/2010	12.33	(0.11)	1.18	1.07	—	—
6/30/2009	15.64	(0.05)	(3.26)	(3.31)	—	—	(b)
6/30/2008	16.18	(0.12)	0.09	(0.03)	(0.51)	—
6/30/2007	13.56	(0.05)	2.67	2.62	—	—	(b)
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—	(b)
Class P
12/31/2010+	$13.59	$(0.01)	$3.79	$3.78	$—	$—
6/30/2010	12.48	(0.08)	1.19	1.11	—	—
7/7/2008† - 6/30/2009	15.32	(0.02)	(2.82)	(2.84)	—	—	(b)
Institutional Class
12/31/2010+	$13.63	$(0.01)	$3.80	$3.79	$—	$—
6/30/2010	12.49	(0.06)	1.20	1.14	—	—
6/30/2009	15.79	(0.01)	(3.29)	(3.30)	—	—	(b)
6/30/2008	16.26	(0.05)	0.09	0.04	(0.51)	—
6/30/2007	13.57	— (b)	2.69	2.69	—	—	(b)
3/31/2006† - 6/30/2006	15.00	(0.01)	(1.42)	(1.43)	—	—
Administrative Class
12/31/2010+	$13.48	$(0.03)	$3.77	$3.74	$—	$—
6/30/2010	12.39	(0.11)	1.20	1.09	—	—
6/30/2009	15.70	(0.04)	(3.27)	(3.31)	—	—	(b)
6/30/2008	16.21	(0.09)	0.09	—	(0.51)	—
6/30/2007	13.56	(0.03)	2.68	2.65	—	—	(b)
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

120	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver		Ratio of Expenses to Average Net Assets without Fee Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$17.11		27.59%	$5,656	1.63	%*	1.67	%*	(0.46)%*	28%
13.41	(c)	8.67 (c)	3,816	1.71		1.71		(0.82)	102
12.34		(21.15)	2,051	1.71		1.71		(0.51)	139
15.65		(0.46)	2,273	1.80		1.80		(0.72)	107
16.18		19.23	810	1.69		1.69		(0.37)	177
13.56		(9.53)	403	1.64	*	1.64	*	(0.44)*	113

$16.51		27.10%	$1,720	2.38	%*	2.42	%*	(1.32)%*	28%
12.98	(c)	7.89 (c)	1,583	2.46		2.46		(1.57)	102
12.04		(21.67)	553	2.47		2.47		(1.27)	139
15.37		(1.28)	488	2.56		2.56		(1.47)	107
16.02		18.39	68	2.42		2.42		(1.03)	177
13.53		(9.73)	9	2.48	*	2.48	*	(1.47)*	113

$17.10		27.61%	$697	1.63	%*	1.67	%*	(0.52)%*	28%
13.40	(c)	8.68 (c)	611	1.71		1.71		(0.79)	102
12.33		(21.16)	185	1.70		1.70		(0.44)	139
15.64		(0.52)	73	1.81		1.81		(0.71)	107
16.18		19.32	26	1.69		1.69		(0.35)	177
13.56		9.60	15	1.71	*	1.71	*	(0.64)*	113

$17.37		27.72%	$173	1.38	%*	1.42	%*	(0.16)%*	28%
13.59	(c)	8.97 (c)	111	1.45		1.45		(0.56)	102
12.48		(18.54)	8	1.41	*	1.41	*	(0.17)*	139

$17.42		27.81%	$3,639	1.28	%*	1.32	%*	(0.15)%*	28%
13.63	(c)	9.13 (c)	2,804	1.34		1.34		(0.45)	102
12.49		(20.90)	2,571	1.31		1.31		(0.09)	139
15.79		(0.08)	3,249	1.38		1.38		(0.29)	107
16.26		19.73	3,251	1.29		1.29		0.03	177
13.57		(9.47)	2,714	1.31	*	1.31	*	(0.29)*	113

$17.22		27.65%	$278	1.53	%*	1.57	%*	(0.45)%*	28%
13.48	(c)	8.88 (c)	321	1.63		1.63		(0.72)	102
12.39		(21.08)	9	1.57		1.57		(0.34)	139
15.70		(0.33)	11	1.63		1.63		(0.54)	107
16.21		19.45	11	1.54		1.54		(0.22)	177
13.56		(9.53)	9	1.55	*	1.55	*	(0.53)*	113

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	121

Notes to Financial Statements

(Unaudited)

December 31, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-five separate investment funds (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Trust may offer up to seven classes of shares: A, C, D, R, P, Institutional and Administrative. Effective November 1, 2009, Class B shares of the Funds were no longer available for purchase except through exchange or dividend reinvestments. These financial statements pertain to fifteen of the Funds offered by the Trust.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the Funds’ financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2— valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3— valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

122	Allianz Funds Semiannual Report	12.31.10

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2010 in valuing each Fund’s assets and liabilities is listed below (amounts in thousands):

AGIC Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$647,884	—	—	$647,884
Warrants	5,064	—	—	5,064
Repurchase Agreement	—	$18,257	—	18,257
Total Investments	$652,948	$18,257	—	$671,205

AGIC Income & Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$133,912	—	—	$133,912
Corporate Bonds & Notes	—	$123,157	—	123,157
Convertible Bonds	—	102,081	—	102,081
Convertible Preferred Stock:
Banking	—	494	—	494
Diversified Financial Services	2,078	2,876	$43	4,997
Financial Services	565	2,096	—	2,661
Food Products	1,359	377	—	1,736
Household Durables	827	1,759	—	2,586
Insurance	1,798	466	—	2,264
Oil & Gas	—	458	—	458
Transportation Infrastructure	—	1,488	—	1,488
All Other	6,349	—	—	6,349
Short-Term Investments	—	18,112	—	18,112
Total Investments in Securities—Assets	$146,888	$253,364	$43	$400,295

Investments in Securities—Liabilities
Options Written, at value:
Market Price	$(487)	—	—	$(487)
Total Investments	$146,401	$253,364	$43	$399,808

12.31.10	Allianz Funds Semiannual Report	123

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

AGIC Mid-Cap Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$6,916	—	—	$6,916
Total Investments	$6,916	—	—	$6,916

AGIC Opportunity:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$291,421	—	—	$291,421
Repurchase Agreement	—	$8,691	—	8,691
Total Investments	$291,421	$8,691	—	$300,112

AGIC Systematic Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$43,671	—	—	$43,671
Repurchase Agreement	—	$488	—	488
Total Investments	$43,671	$488	—	$44,159

AGIC Target:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$329,756	—	—	$329,756
Repurchase Agreement	—	$17,750	—	17,750
Total Investments	$329,756	$17,750	—	$347,506

NFJ All-Cap Value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Oil, Gas & Consumable Fuels	$3,629	—	$—	(a)	$3,629
All Other	16,379	—	—		16,379
Preferred Stock	—	—	—	(a)	—	(a)
Repurchase Agreement	—	$869	—		869
Total Investments	$20,008	$869	$—	(a)	$20,877

(a)	Energy Coal Resources, Inc. is fair-valued at $0.

NFJ Dividend Value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$7,119,213	—	—	$7,119,213
Repurchase Agreement	—	$372,906	—	372,906
Total Investments	$7,119,213	$372,906	—	$7,492,119

124	Allianz Funds Semiannual Report	12.31.10

NFJ Large-Cap Value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$1,212,289	—	—	$1,212,289
Repurchase Agreement	—	$19,269	—	19,269
Total Investments	$1,212,289	$19,269	—	$1,231,558

NFJ Mid-Cap Value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$12,547	—	—	$12,547
Repurchase Agreement	—	$831	—	831
Total Investments	$12,547	$831	—	$13,378

NFJ Renaissance:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$896,381	—	—	$896,381
Repurchase Agreement	—	$8,038	—	8,038
Total Investments	$896,381	$8,038	—	$904,419

NFJ Small-Cap Value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$6,944,712	—	—	$6,944,712
Mutual Funds	98,702	—	—	98,702
Repurchase Agreement	—	$393,825	—	393,825
Total Investments	$7,043,414	$393,825	—	$7,437,239

RCM Large-Cap Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$445,033	—	—	$445,033
Repurchase Agreement	—	$4,035	—	4,035
Options Purchased:
Market Price	89	—	—	89
Total Investments in Securities—Assets	$445,122	$4,035	—	$449,157

Investments in Securities—Liabilities
Options Written, at value:
Market Price	$(2,468)	—	—	$(2,468)
Total Investments	$442,654	$4,035	—	$446,689

12.31.10	Allianz Funds Semiannual Report	125

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

RCM Mid-Cap:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Specialty Retail	$3,343	$682	—	$4,025
All Other	68,556	—	—	68,556
Repurchase Agreement	—	2,570	—	2,570
Total Investments	$71,899	$3,252	—	$75,151

RCM Strategic Growth:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$12,411	—	—	$12,411
Short-Term Investments	—	$717	—	717
Options Purchased:
Market Price	346	—	—	346
Total Investments in Securities—Assets	$12,757	$717	—	$13,474

Investments in Securities—Liabilities
Options Written, at value:
Market Price	$(1,307)	$(3)	—	$(1,310)
Total Investments	$11,450	$714	—	$12,164

There were no significant transfers between Levels 1 and 2 during the six months ended December 31, 2010 for any Fund in the Trust.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2010, was as follows (amounts in thousands):

AGIC Income & Growth:

	Beginning Balance 6/30/10	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Ending Balance 12/31/10

Investments in Securities—Assets
Convertible Preferred Stock:
Diversified Financial Services	$43	—	—	$43
Total Investments	$43	—	—	$43

There was no change in net unrealized appreciation/depreciation of Level 3 investments which AGIC Income & Growth held at December 31, 2010.

NFJ All-Cap Value:

	Beginning Balance 6/30/10		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Ending Balance 12/31/10

Investments in Securities—Assets
Common Stock:
Oil, Gas & Consumable Fuels	$—	(a)	—	—	$—	(a)
Preferred Stock	—	(a)	—	—	—	(a)
Total Investments	$—	(a)	—	—	$—	(a)

(a)	Energy Coal Resources, Inc. is fair-valued at $0.

There was no change in net unrealized appreciation/depreciation of Level 3 investments which NFJ All-Cap Value held at December 31, 2010.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Interest income is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Dividends received by real estate investment trust securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

126	Allianz Funds Semiannual Report	12.31.10

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AGIC Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value and NFJ Mid-Cap Value), if any, are declared and distributed annually. Dividends from net investment income and short-term capital gains, if any, for AGIC Income & Growth are declared and distributed monthly. Dividends from net investment income for NFJ Dividend Value, NFJ Large-Cap Value and NFJ Mid-Cap Value, are declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(e) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution, servicing and administration fees.

(f) Federal Income Taxes. The Funds intend to distribute all of their taxable income and to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax to the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds' management has determined that its evaluation has resulted in no material impact to the Funds' financial statements at December 31, 2010. Each Fund's federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(g) Foreign Currency Translation.  The Funds' accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: AGIC Growth—$7,788, NFJ All-Cap Value—$7,627, NFJ Dividend Value—$1,650,010, NFJ Mid-Cap Value—$2,087, NFJ Renaissance—$52,476, NFJ Small-Cap Value—$621,649, RCM Large-Cap Growth—$4,215 and RCM Strategic Growth—$69.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Short Sales.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which the Funds sell a security or other instrument (such as an option, forward, future or other derivative contract) that they do not own. When the Funds engage in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose the Funds to the risk that it will be required to cover their short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Funds. A short sale is “against the box” if the Funds hold in their portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” The Funds’ loss on a short sale could theoretically be unlimited in cases where the Funds are unable, for whatever reason, to close out their short position.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market price risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security's market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

12.31.10	Allianz Funds Semiannual Report	127

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers NFJ Investment Group LLC (“NFJ”), Allianz Global Investors Capital LLC (“AGI Capital”) and RCM Capital Management LLC (“RCM”), (collectively the “Sub-Advisers”) each an affiliate of AGIFM, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Options Transactions.  Certain Funds purchase and write (sell) put and call options on securities and indices to earn premiums for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments at December 31, 2010

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at December 31, 2010 (amounts in thousands):

AGIC Income & Growth:

Location	Market Price
Liability derivatives:
Options written, at value	$(487)

RCM Large-Cap Growth:

Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$89

Liability derivatives:
Options written, at value	$(2,468)

128	Allianz Funds Semiannual Report	12.31.10

RCM Strategic Growth:

Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$346

Liability derivatives:
Options written, at value	$(1,310)

The effect of derivative instruments on the Funds’ Statements of Operations for the six months ended December 31, 2010 (amounts in thousands):

AGIC Growth:

Location	Market Price
Net realized loss on:
Investments (options purchased)	$(153)

AGIC Income & Growth:

Location	Market Price
Net realized loss on:
Options written	$(862)

Net change in unrealized appreciation/depreciation of:
Options written	$(1)

AGIC Target:

Location	Market Price
Net realized loss on:
Investments (options purchased)	$(82)

RCM Large-Cap Growth:

Location	Market Price
Net realized loss on:
Options written	$(286)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(661)
Options written	424
Total net change in unrealized appreciation/depreciation	$(237)

RCM Strategic Growth:

Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(99)
Options written	59
Total net realized loss	$(40)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$156
Options written	(84)
Total net change in unrealized appreciation/depreciation	$72

The average volumes of derivative instrument activities during the six months ended December 31, 2010 were:

	Options Purchased Contracts	Options Written Contracts
AGIC Income & Growth	—	3,427
RCM Large-Cap Growth	8,939	19,324
RCM Strategic Growth	766	4,019

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR/FEES & EXPENSES

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory agreement. AGIFM receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

The investment advisory fee and administration fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes		Institutional Class(1)		Administrative Class(1)		Class A, B, C, D and R(1)(2)		Class P(1)

	Investment Advisory Fee	Effective Investment Advisory Fee	Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee
AGIC Growth	0.50%	0.50%	0.30%	0.30%	0.30%	0.30%	0.40%	0.40%	0.40%	0.40%
AGIC Income & Growth	0.65	0.65	0.30	0.30	N/A	N/A	0.40	0.40	0.40	0.40
AGIC Mid-Cap Growth	0.65	0.65	0.30	0.30	N/A	N/A	0.40	0.40	0.40	0.40
AGIC Opportunity	0.65	0.65	0.30	0.30	0.30	0.30	0.40	0.40	0.40	0.40
AGIC Systematic Growth	0.50	0.50	0.30	0.30	0.30	0.30	0.40	0.40	0.40	0.40
AGIC Target	0.55	0.55	0.30	0.30	0.30	0.30	0.40	0.40	0.40	0.40

12.31.10	Allianz Funds Semiannual Report	129

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

	All Classes			Institutional Class(1)			Administrative Class(1)			Class A, B, C, D and R(1)(2)		Class P(1)

	Investment Advisory Fee	Effective Investment Advisory Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee
NFJ All-Cap Value	0.65%	0.65%		0.30%	0.30%		0.30%	0.30%		0.40%	0.40%	0.40%	0.40%
NFJ Dividend Value	0.45	0.45	(3)	0.30	0.26		0.30	0.26		0.40	0.36	0.40	0.36
NFJ Large-Cap Value	0.45	0.45		0.30	0.30		0.30	0.30		0.40	0.40	0.40	0.40
NFJ Mid-Cap Value	0.60	0.60		0.30	0.30		N/A	N/A		0.40	0.40	0.40	0.40
NFJ Renaissance	0.60	0.60		0.30	0.30		0.30	0.30		0.40	0.40	N/A	N/A
NFJ Small-Cap Value	0.60	0.57	(4)	0.30	0.21	(5)	0.30	0.21	(5)	0.40	0.36	0.40	0.36
RCM Large-Cap Growth	0.45	0.45		0.30	0.30		0.30	0.30		0.40	0.40	0.40	0.40
RCM Mid-Cap	0.47	0.47		0.30	0.30		0.30	0.30		0.40	0.40	N/A	N/A
RCM Strategic Growth	1.00	0.96	(6)	0.30	0.30		0.30	0.30		0.40	0.40	0.40	0.40

(1)

The total Administration fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on net assets in excess of $1 billion, by an additional 0.025% per annum on net assets in excess of $2.5 billion, by an additional 0.025% per annum on net assets in excess of $5 billion and by an additional 0.025% per annum on net assets in excess of $7.5 billion. To the extent that any such reduction in fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro-rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of an additional 0.25% for Class D shares. Therefore, the Administration fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

(3)

The investment advisory fee is subject to a reduction of 0.025% on the net assets in excess of $7.5 billion and an additional 0.025% on net assets in excess of $10 billion, based on the Fund’s average daily net assets.

(4)

The investment advisory fee is subject to a reduction of 0.025% on the net assets in excess of $3 billion, an additional 0.025% on net assets in excess of $4 billion and an additional 0.025% on net assets in excess of $5 billion, based on the Fund’s average daily net assets.

(5)

AGIFM has voluntarily agreed to observe, through October 31, 2011, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares, which reduces the contractual rate by 0.05% of the Fund’s average daily net assets attributable to these particular share classes.

(6)	Effective November 1, 2010 through October 31, 2011, the investment advisory fee is subject to a voluntary irrevocable fee waiver that reduces the 1.00% contractual fee rate by 0.10% to 0.90%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust's shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current period with no unreimbursed cost to be carried forward as of December 31, 2010.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the Class D shares of the Funds, the Funds compensate the Distributor or an affiliate with respect to Class D shares for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D shares.

The Funds paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2010, the Distributor received $204,659 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain

130	Allianz Funds Semiannual Report	12.31.10

other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities for the six months ended December 31, 2010, were as follows (amounts in thousands):

	Purchases	Sales
AGIC Growth	$312,299	$395,247
AGIC Income & Growth	411,082	220,355
AGIC Mid-Cap Growth	5,765	6,253
AGIC Opportunity	163,224	195,885
AGIC Systematic Growth	28,900	31,933
AGIC Target	146,262	168,340
NFJ All-Cap Value	2,457	3,245
NFJ Dividend Value	1,522,354	1,266,749
NFJ Large-Cap Value	115,220	184,184
NFJ Mid-Cap Value	1,711	1,110
NFJ Renaissance	248,673	225,634
NFJ Small-Cap Value	934,225	931,637
RCM Large-Cap Growth	116,567	136,544
RCM Mid-Cap	41,254	35,463
RCM Strategic Growth	4,474	2,759

(a) Transactions in written options were as follows (amounts in thousands except for number of contracts):

	AGIC Income & Growth		RCM Large-Cap Growth		RCM Strategic Growth
	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums
Options outstanding, June 30, 2010	1,155	$44	20,213	$3,388	3,496	$915
Options written	27,135	1,836	—	—	3,526	779
Options terminated in closing transactions	(12,900)	(888)	(100)	(130)	(1,107)	(294)
Options exercised	—	—	(96)	(125)	(217)	(81)
Options expired	(9,720)	(481)	(1,235)	(246)	(961)	(131)
Options outstanding, December 31, 2010	5,670	$511	18,782	$2,887	4,737	$1,188

6.	INCOME TAX INFORMATION

At December 31, 2010, the aggregate cost and the net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
AGIC Growth	$544,409	$132,106	$5,310	$126,796
AGIC Income & Growth	387,820	17,160	4,685	12,475
AGIC Mid-Cap Growth	5,991	1,035	110	925
AGIC Opportunity	253,199	53,729	6,816	46,913
AGIC Systematic Growth	36,838	7,624	303	7,321
AGIC Target	260,396	87,974	864	87,110
NFJ All-Cap Value	19,937	3,071	2,131	940
NFJ Dividend Value	7,188,294	817,790	513,965	303,825
NFJ Large-Cap Value	1,127,707	136,159	32,308	103,851
NFJ Mid-Cap Value	12,198	1,426	246	1,180
NFJ Renaissance	737,542	175,093	8,216	166,877
NFJ Small-Cap Value	5,681,393	1,909,402	153,556	1,755,846
RCM Large-Cap Growth	355,018	98,860	4,721	94,139
RCM Mid-Cap	58,954	16,527	330	16,197
RCM Strategic Growth	10,844	2,775	145	2,630

Differences, if any, between book and tax net unrealized appreciation were attributable to wash sale loss deferrals.

12.31.10	Allianz Funds Semiannual Report	131

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AGIC Growth				AGIC Income & Growth				AGIC Mid-Cap Growth
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold:
Class A	1,030	$26,298	8,862	$222,327	8,467	$103,744	7,806	$92,732	56	$642	150		$1,616
Class B	5	112	145	2,761	—	—	—	—	—	—	—		—
Class C	145	3,105	517	10,234	6,854	82,565	4,646	54,453	31	366	57		594
Class D	118	2,712	683	14,591	698	8,659	582	6,873	1	11	29		276
Class R	116	2,535	348	7,162	—	—	—	—	—	—	—		—
Class P	95	2,062	132	2,581	2,291	27,573	1,376	16,232	—	—	—		—
Institutional Class	158	3,815	1,024	23,169	1,084	13,202	1,106	13,033	35	360	67		628
Administrative Class	20	478	137	3,060	—	—	—	—	—	—	—		—
Issued in reinvestment of dividends and distributions:
Class A	—	—	5	128	304	3,671	220	2,567	1	7	—	*	3
Class B	—	—	— *	— *	—	—	—	—	—	—	—		—
Class C	—	—	— *	— *	166	1,983	94	1,081	— *	— *	—	*	— *
Class D	—	—	1	27	21	253	19	225	— *	— *	—	*	2
Class R	—	—	— *	12	—	—	—	—	—	—	—		—
Class P	—	—	— *	8	56	678	13	144	— *	— *	—	*	— *
Institutional Class	—	—	4	92	104	1,256	224	2,587	2	25	2		21
Administrative Class	—	—	1	12	—	—	—	—	—	—	—		—
Cost of shares redeemed:
Class A	(3,510)	(92,913)	(2,078)	(51,497)	(1,552)	(18,582)	(2,143)	(24,809)	(15)	(157)	(76)		(845)
Class B	(242)	(5,114)	(383)	(7,807)	—	—	—	—	—	—	—		—
Class C	(888)	(18,838)	(1,548)	(31,204)	(457)	(5,349)	(1,479)	(16,970)	(11)	(123)	(25)		(244)
Class D	(118)	(2,632)	(878)	(19,397)	(63)	(763)	(281)	(3,324)	(27)	(301)	—		—
Class R	(90)	(1,959)	(151)	(3,111)	—	—	—	—	—	—	—		—
Class P	(181)	(4,098)	(123)	(2,510)	(542)	(6,547)	(228)	(2,636)	—	—	—		—
Institutional Class	(485)	(11,096)	(1,122)	(26,063)	(96)	(1,145)	(1,957)	(23,274)	(117)	(1,321)	(60)		(601)
Administrative Class	(216)	(5,470)	(48)	(1,070)	—	—	—	—	—	—	—		—
Net increase (decrease) resulting from Fund share transactions	(4,043)	$(101,003)	5,528	$143,505	17,335	$211,198	9,998	$118,914	(44)	$(491)	144		$1,450

132	Allianz Funds Semiannual Report	12.31.10

	AGIC Opportunity				AGIC Systematic Growth				AGIC Target
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	362	$8,554	1,668	$37,352	60	$747	171	$2,008	427	$7,386	600	$8,872
Class B	10	192	95	1,528	1	12	23	237	4	57	34	378
Class C	104	1,900	542	9,063	29	353	59	649	122	1,615	260	3,050
Class D	4	67	117	1,991	2	27	11	131	3	51	29	401
Class R	13	252	1	20	—	—	—	—	—	—	—	—
Class P	52	954	156	2,638	— *	— *	3	30	55	949	59	891
Institutional Class	621	12,751	2,924	58,219	172	2,231	717	8,415	32	560	69	1,068
Administrative Class	14	282	147	2,780	—	—	—	—	— *	1	1	3
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	2	33	3	27	—	—	—	—
Class B	—	—	—	—	— *	— *	— *	— *	—	—	—	—
Class C	—	—	—	—	— *	— *	— *	— *	—	—	—	—
Class D	—	—	—	—	1	4	— *	3	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	— *	— *	— *	— *	—	—	—	—
Institutional Class	—	—	—	—	21	282	15	186	—	—	—	—
Administrative Class	—	—	—	—	— *	— *	— *	— *	—	—	—	—
Issued in reorganization:
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	81	1,037	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(1,096)	(26,368)	(1,364)	(31,098)	(97)	(1,175)	(261)	(3,047)	(1,075)	(17,406)	(1,717)	(24,897)
Class B	(97)	(1,694)	(162)	(2,750)	(82)	(928)	(160)	(1,792)	(160)	(2,073)	(367)	(4,326)
Class C	(399)	(7,060)	(771)	(12,942)	(55)	(625)	(103)	(1,126)	(1,473)	(18,835)	(2,882)	(33,482)
Class D	(12)	(214)	(97)	(1,764)	(3)	(34)	(13)	(161)	(5)	(85)	(41)	(590)
Class R	(6)	(128)	—	—	—	—	—	—	—	—	—	—
Class P	(94)	(1,713)	(60)	(1,032)	—	—	(2)	(21)	(43)	(711)	(43)	(657)
Institutional Class	(847)	(17,738)	(1,286)	(24,503)	(314)	(3,866)	(248)	(2,987)	(24)	(395)	(102)	(1,555)
Administrative Class	(13)	(267)	(51)	(931)	—	—	—	—	— *	(2)	(7)	(87)
Net increase (decrease) resulting from Fund share transactions	(1,384)	$(30,230)	1,859	$38,571	(263)	$(2,939)	296	$3,589	(2,137)	$(28,888)	(4,107)	$(50,931)

12.31.10	Allianz Funds Semiannual Report	133

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

	NFJ All-Cap Value				NFJ Dividend Value				NFJ Large-Cap Value
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	202	$1,962	441	$3,863	16,975	$180,818	41,280	$411,289	2,346	$29,742	5,245	$65,097
Class B	11	100	22	185	84	919	232	2,285	20	264	50	613
Class C	83	764	109	925	3,019	32,675	5,202	52,373	168	2,180	500	6,165
Class D	46	434	56	489	12,994	136,719	44,217	439,267	5,857	74,998	27,482	327,706
Class R	—	—	—	—	2,997	31,690	7,767	76,658	110	1,420	276	3,396
Class P	26	254	25	225	60,953	633,546	12,685	127,261	59	774	381	4,675
Institutional Class	2	15	56	458	28,599	305,393	47,822	479,381	1,292	16,641	3,963	48,395
Administrative Class	—	—	—	—	4,384	47,304	29,739	281,527	69	909	331	3,931
Issued in reinvestment of dividends and distributions:
Class A	23	226	15	136	2,070	22,356	5,542	56,409	177	2,323	390	4,912
Class B	1	18	4	31	55	591	158	1,620	18	232	48	600
Class C	9	84	10	82	322	3,494	748	7,638	54	704	89	1,124
Class D	4	46	7	57	780	8,443	2,094	21,385	513	6,738	908	11,393
Class R	—	—	—	—	258	2,783	639	6,487	8	109	15	192
Class P	1	5	— *	1	116	1,268	555	5,654	4	53	11	131
Institutional Class	— *	— *	9	79	2,798	30,446	6,904	70,792	162	2,141	404	5,087
Administrative Class	— *	— *	— *	— *	1,409	15,371	3,723	38,317	12	167	33	411
Cost of shares redeemed:
Class A	(104)	(994)	(331)	(2,902)	(28,206)	(294,518)	(84,327)	(839,186)	(5,110)	(65,016)	(13,635)	(163,241)
Class B	(30)	(279)	(115)	(975)	(1,958)	(20,656)	(6,354)	(63,627)	(1,560)	(19,611)	(3,240)	(39,932)
Class C	(93)	(839)	(205)	(1,713)	(7,367)	(77,590)	(26,067)	(258,444)	(1,460)	(18,719)	(4,158)	(50,577)
Class D	(44)	(406)	(108)	(955)	(9,140)	(97,472)	(72,810)	(732,106)	(2,833)	(36,238)	(10,182)	(124,843)
Class R	—	—	—	—	(4,772)	(49,608)	(9,269)	(91,907)	(220)	(2,786)	(592)	(7,264)
Class P	(8)	(78)	(41)	(373)	(8,311)	(88,360)	(27,326)	(276,273)	(279)	(3,623)	(1,166)	(14,235)
Institutional Class	(111)	(1,091)	(273)	(2,510)	(20,335)	(215,195)	(60,701)	(612,378)	(4,172)	(52,006)	(9,485)	(117,240)
Administrative Class	—	—	—	—	(10,212)	(106,478)	(20,672)	(209,443)	(209)	(2,712)	(1,875)	(22,769)
Net increase resulting from Fund share transactions	18	$221	(319)	$(2,897)	47,512	$503,939	(98,219)	$(1,005,021)	(4,974)	$(61,316)	(4,207)	$(56,273)

134	Allianz Funds Semiannual Report	12.31.10

	NFJ Mid-Cap Value				NFJ Renaissance				NFJ Small-Cap Value
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	153	$1,829	531	$6,119	6,818	$103,235	7,546	$105,990	9,675	$254,033	23,232	$534,138
Class B	—	—	—	—	23	315	90	1,038	3	77	45	946
Class C	34	405	49	528	250	3,326	501	5,861	52	1,365	377	7,716
Class D	21	237	5	60	484	7,322	73	1,045	121	3,174	964	20,976
Class R	—	—	—	—	110	1,487	221	2,637	711	19,139	1,909	44,640
Class P	1	18	28	310	—	—	—	—	99	2,716	267	6,094
Institutional Class	6	78	— *	— *	930	13,977	233	3,306	10,358	287,354	24,995	593,163
Administrative Class	—	—	—	—	26	405	179	2,453	8,514	222,030	15,869	359,278
Issued in reinvestment of dividends and distributions:
Class A	8	99	11	128	372	6,041	327	4,462	1,132	32,001	1,460	33,181
Class B	—	—	—	—	5	83	112	1,339	5	143	52	1,135
Class C	2	24	2	26	101	1,410	166	1,954	90	2,446	176	3,841
Class D	1	6	1	5	12	191	10	133	63	1,834	136	3,175
Class R	—	—	—	—	12	172	17	208	67	1,957	51	1,190
Class P	— *	— *	— *	— *	—	—	—	—	8	222	13	309
Institutional Class	— *	2	1	10	9	158	18	259	1,332	39,410	1,579	37,507
Administrative Class	—	—	—	—	7	107	14	193	777	21,929	913	20,702
Cost of shares redeemed:
Class A	(107)	(1,235)	(360)	(4,159)	(9,092)	(144,874)	(7,203)	(97,485)	(10,708)	(277,708)	(31,544)	(719,464)
Class B	—	—	—	—	(1,212)	(15,926)	(8,461)	(104,149)	(1,180)	(29,241)	(2,349)	(53,100)
Class C	(26)	(298)	(78)	(847)	(1,762)	(22,901)	(4,041)	(47,032)	(1,375)	(34,112)	(3,837)	(84,794)
Class D	(3)	(29)	(11)	(118)	(91)	(1,421)	(313)	(4,289)	(497)	(13,295)	(5,645)	(132,149)
Class R	—	—	—	—	(167)	(2,239)	(538)	(6,448)	(829)	(22,547)	(1,141)	(27,010)
Class P	(3)	(37)	(15)	(164)	—	—	—	—	(340)	(9,219)	(1,453)	(34,694)
Institutional Class	—	—	(44)	(495)	(1,331)	(21,433)	(1,039)	(13,919)	(7,959)	(213,810)	(30,179)	(728,241)
Administrative Class	—	—	—	—	(78)	(1,225)	(486)	(6,795)	(4,184)	(109,464)	(11,637)	(266,622)
Net increase (decrease) resulting from Fund share transactions	87	$1,099	120	$1,403	(4,574)	$(71,790)	(12,574)	$(149,239)	5,935	$180,434	(15,747)	$(378,083)

12.31.10	Allianz Funds Semiannual Report	135

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

	RCM Large-Cap Growth				RCM Mid-Cap				RCM Strategic Growth
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	874	$10,532	2,211	$25,833	1,435	$4,175	3,496	$7,716	98	$1,547	196	$2,780
Class B	21	262	156	1,711	260	679	459	1,028	—	—	—	—
Class C	89	1,097	346	3,811	551	1,491	617	1,428	42	649	240	3,293
Class D	126	1,527	1,386	16,678	89	247	587	1,401	8	122	102	1,376
Class R	20	244	82	983	375	1,017	269	696	—	—	—	—
Class P	61	763	35	426	—	—	—	—	4	67	12	157
Institutional Class	1,355	16,895	4,541	53,508	926	2,704	3,097	7,985	6	96	—	—
Administrative Class	321	3,905	1,943	22,400	712	1,894	27	68	— *	3	28	415
Issued in reinvestment of dividends and distributions:
Class A	2	28	13	148	4	10	— *	— *	—	—	—	—
Class B	— *	— *	— *	1	— *	— *	— *	— *	—	—	—	—
Class C	— *	— *	— *	1	— *	— *	— *	— *	—	—	—	—
Class D	1	13	7	85	— *	1	— *	1	—	—	—	—
Class R	— *	— *	— *	3	— *	1	— *	— *	—	—	—	—
Class P	1	8	1	14	—	—	—	—	—	—	—	—
Institutional Class	64	871	144	1,710	32	102	22	55	—	—	—	—
Administrative Class	6	82	10	110	2	7	— *	— *	—	—	—	—
Cost of shares redeemed:
Class A	(1,015)	(12,264)	(1,460)	(17,020)	(256)	(693)	(2,502)	(5,629)	(52)	(801)	(78)	(1,139)
Class B	(132)	(1,497)	(207)	(2,317)	(242)	(606)	(261)	(614)	—	—	—	—
Class C	(159)	(1,834)	(195)	(2,145)	(182)	(452)	(383)	(884)	(60)	(865)	(164)	(2,236)
Class D	(272)	(3,299)	(483)	(2,699)	(71)	(190)	(315)	(765)	(13)	(194)	(71)	(1,021)
Class R	(32)	(389)	(74)	(850)	(196)	(547)	(47)	(121)	—	—	—	—
Class P	(27)	(339)	(32)	(388)	—	—	—	—	(2)	(34)	(4)	(61)
Institutional Class	(3,004)	(36,674)	(5,786)	(68,729)	(1,228)	(3,465)	(4,011)	(10,270)	(3)	(58)	—	—
Administrative Class	(322)	(3,952)	(495)	(5,847)	(21)	(59)	(2)	(7)	(8)	(112)	(5)	(70)
Net increase (decrease) resulting from Fund share transactions	(2,022)	$(24,021)	2,143	$27,427	2,190	$6,316	1,053	$2,088	20	$420	256	$3,494

*	A zero balance may reflect actual amounts rounding to less than one thousand.

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2010, (amounts in thousands):

NFJ Small-Cap Value:

Issuer Name	Market Value 6/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2010	Dividend Income	Realized Gain (Loss)
Aaron's, Inc.*	$59,750	$2,222	$3,637	$5,733	$71,575	$171	$252
American Physicians Capital, Inc.*	15,331	—	20,623	—	—	89	5,768
Andersons, Inc.	19,528	34,023	—	1,444	35,467	219	—
Baltic Trading Ltd.	7,539	12,599	—	(2,146)	10,453	259	—
Buckle, Inc.	71,836	7,933	3,765	25,090	91,543	8,002	862
Cal-Maine Foods, Inc.	36,981	2,294	639	2,490	37,075	1,154	45
Cash America International, Inc.	58,338	10,541	—	17,738	62,866	225	—
Holly Corp.	72,500	6,983	778	45,334	111,204	1,599	364
HRPT Properties Trust*	29,293	—	—	—	—	566	—
International Speedway Corp., Class A	41,105	254	1,522	(13,936)	41,063	255	(602)
PetMed Express, Inc.	18,840	15,671	—	(128)	22,350	481	—

136	Allianz Funds Semiannual Report	12.31.10

Issuer Name	Market Value 6/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2010	Dividend Income	Realized Gain (Loss)
Sanderson Farms, Inc.	$9,260	$81,276	$—	$(14,298)	$66,978	$398	$—
Sturm Ruger & Co., Inc.	16,416	1,961	—	4,139	19,559	397	—
Universal Corp.	54,544	7,253	—	630	59,654	2,542	—
Totals	$511,261	$183,010	$30,964	$72,090	$629,787	$16,357	$6,689

*	Not affiliated at December 31, 2010.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value owning in excess of 5% of the outstanding shares of certain issues at December 31, 2010. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Market Value (000s)	Market Value as a % of Net Assets
Andersons, Inc.	5.30%	$35,467	0.48%
Baltic Trading Ltd.	6.10	10,453	0.14
Buckle, Inc.	5.19	91,543	1.23
Cal-Maine Foods, Inc.	5.47	37,075	0.50
Cash America International, Inc.	5.76	62,866	0.85
Holly Corp.	5.13	111,204	1.49
International Speedway Corp., Class A	5.67	41,063	0.55
PetMed Express, Inc.	5.51	22,350	0.30
Sanderson Farms, Inc.	7.75	66,978	0.90
Sturm Ruger & Co., Inc.	6.80	19,559	0.26
Universal Corp.	6.16	59,654	0.80
Totals		$558,212	7.50%

9.	LEGAL PROCEEDINGS

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now the Allianz AGIC Growth Fund), the PEA Opportunity Fund (now the Allianz AGIC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the Allianz AGIC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, AGIFM, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, AGIFM, the Distributor and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in

April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In July 2008, two individual shareholders of the Allianz AGIC Target Fund and one individual shareholder of the Allianz AGIC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs appealed the Court’s legal ruling. The parties’ without admitting to any allegations or liability, subsequently entered into a stipulation of settlement to resolve all possible claims and the books and records action has been dismissed by the Court.

It is possible that these matters and/or developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and the Distributor believe that these matters are not likely to have a material adverse affect on the Funds or on AGIFM’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory activities or distribution services relating to the Funds.

The foregoing speaks only as of the date of this shareholder report. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated only if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM or the Distributor to perform their respective contracts with respect to the Funds.

12.31.10	Allianz Funds Semiannual Report	137

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

10.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2010, the applicable Sub-Adviser reimbursed RCM Mid-Cap $1,559 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2010, the applicable Sub-Adviser reimbursed RCM Large Cap Growth $23,519 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2010, the applicable Sub-Adviser reimbursed RCM Strategic Growth $212 (less than $0.005 per share) for realized losses resulting from a trading error.

11.	SUBSEQUENT EVENT

On January 20, 2011, AGIC Income & Growth declared short-term capital gain distributions to shareholders of $0.08750 per share, payable January 20, 2011 to shareholders of record on January 19, 2011.

On February 17, 2011, the AGIC Income & Growth declared short-term capital gain distributions to shareholders of $0.05914 per share and dividends from net investment income to shareholders on the below per share basis, payable February 17, 2011 to shareholders of record on February 16, 2011:

Class A	Class C	Class D	Class P	Institutional Class
$0.02836	$0.02167	$0.03055	$0.03072	$0.03122

Effective February 28, 2011, the following Allianz Funds will be adding new share classes:

AGIC Income & Growth—Class R

NFJ Renaissance—Class P

138	Allianz Funds Semiannual Report	12.31.10

Shareholder Meeting Results/Changes to Officers

(Unaudited)

Shareholder Meeting Results:

The Trust held a meeting of shareholders on October 28, 2010. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Maryann Bruce	796,481,282	20,419,961
Re-election of Theodore J. Coburn	795,463,197	20,438,046
Re-election of F. Ford Drummond	796,024,574	20,876,669
Re-election of Udo Frank†	795,468,021	21,433,222
Re-election of C. Kim Goodwin	796,104,626	20,796,617
Re-election of James S. MacLeod	796,054,595	20,846,648
Re-election of John C. Maney†	669,289,615	147,611,628
Re-election of Davey S. Scoon	794,724,359	22,176,884
Re-election of Edward E. Sheridan	796,284,029	20,617,214
Re-election of W. Bryant Stooks	794,518,510	22,382,733
Re-election of Gerald M. Thorne	794,742,973	22,158,270
Re-election of James W. Zug	794,020,416	22,880,827

†	Interested Trustee

Changes to Officers:

E. Blake Moore Jr. resigned as President and Chief Executive Officer of the Trust effective December 31, 2010.

On January 1, 2011, Brian S. Shlissel became President of the Trust, Lawrence G. Altadonna became Treasurer of the Trust and Orhan Dzemaili became an Assistant Treasurer of the Trust.

12.31.10	Allianz Funds Semiannual Report	139

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”), on behalf of each Fund with AGIFM and the Portfolio Management Agreements between AGIFM and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include AGI Capital, NFJ and RCM (collectively, the “Sub-Advisers”).

At an in-person meeting held in October 2010, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2011.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that AGIFM and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the October 2010 meeting noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements and the proposed continuation of the Funds’ administration arrangements (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of AGIFM and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, AGIFM and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally. The Trustees noted that, because the Allianz Funds formerly sub-advised by Cadence Capital Management LLC were reorganized into an unaffiliated third-party trust shortly before the October 2010 Board meeting, they did not include those Funds in their deliberations.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES; FUND PERFORMANCE

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by AGIFM and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services; (b) the investment programs used by each Sub-Adviser to manage its Funds; (c) possible conflicts of interest and fall-out benefits; (d) brokerage and execution practices; (e) pending litigation and governmental inquiries; (f) the compliance functions of AGIFM and Sub-Advisers; (g) proxy voting matters; (h) consolidated financial results of AGIFM’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of AGIFM and the Sub-Advisers; and (i) information relating to portfolio manager compensation.

The Trustees noted that the Audit Oversight and Compliance Committee regularly reviews compliance, administration and related matters, and meets with representatives of AGIFM on a regular basis to discuss these matters and related issues. Throughout the review process the Trustees received reports from the Audit Oversight and Compliance Committee as to these matters.

The Trustees noted that, pursuant to the Advisory Agreement, AGIFM, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, AGIFM’s general oversight of the Funds and the Sub-Advisers. They also took into account AGIFM’s compliance program and the resources being devoted to compliance, including steps taken by AGIFM to enhance investment guideline monitoring. The Trustees also noted the complexities of overseeing the Sub-Advisers. The Trustees took into account AGIFM’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that AGIFM and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of AGIFM and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars”

140	Allianz Funds Semiannual Report	12.31.10

available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including any enhancements made during the past year. The Trustees noted the recent restructuring of former Sub-Advisers, Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC into AGI Capital, and the resulting combination and streamlining of various functions such as trading and compliance for those Sub-Advisers. The Trustees also noted the enhancements to the technology resources during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, AGIFM provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by AGIFM out of its administrative fee. They also took into account that AGIFM provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that AGIFM and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of AGIFM or such affiliates). The Trustees took into account AGIFM’s enhancements to its financial and tax reporting processes during the past year, as well as enhancements to its website to facilitate customer and intermediary use. The Trustees also noted the investments made by AGIFM in personnel, including the additions of a Deputy Chief Compliance Officer, a senior attorney and a tax supervisor. The Trustees also took into account that AGIFM had agreed to the proposed continuation of certain advisory fee breakpoints and/or waivers, and the proposed introduction of certain advisory fee waivers, each as described under “Fees and Other Expenses” below.

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper and modified to remove funds with comparability problems (e.g., a fund with fewer than $10 million in assets) or those that are not sales force distributed. Comparisons were made over the one, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2010, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of other funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that AGIFM has demonstrated on a number of occasions its willingness to change Sub-Advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by AGI Capital (AGI Capital Funds). The Trustees reviewed comparative information showing performance of the AGIC Growth, AGIC Income & Growth, AGIC Mid-Cap Growth, AGIC Opportunity, AGIC Systematic Growth and AGIC Target Funds against their respective performance universes. For the AGIC Growth Fund, performance was below median (in the third quartile) for the one-year period, and above median for the three- and five-year periods. Only one- and three-year performance information was presented for the AGIC Income & Growth Fund because of its shorter existence and performance was above median for the one- and three-year periods. For the AGIC Mid-Cap Growth Fund, performance was below median (in the third quartile) for the one-year period, and above median for the three- and five-year periods. For the AGIC Opportunity Fund, performance was below median (in the third quartile) for the one-year period, and above median for the three- and five-year periods. For the AGIC Systematic Growth Fund, performance was below median (in the third quartile) for the one- and three-year periods, and above median for the five-year period. For the AGIC Target Fund, performance was above median for the one-year period, and below the median (in the third quartile) for the three- and five-year periods.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed comparative information showing performance of the NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Renaissance and NFJ Small-Cap Value Funds against their respective performance universes. For the NFJ All-Cap Value Fund, performance was above median for the one-year period, and below median (in the fourth quartile) for the three- and five-year periods. For the NFJ Dividend Value Fund, performance was below median (in the fourth quartile) for the three-year period and below median (in the third quartile) for the one- and five-year periods. For the NFJ Large-Cap Value Fund, performance was above median for the one-year period, and below median (in the fourth quartile) for the three-year period and below median (in the third quartile) for the five-year period. For the NFJ Renaissance Fund, performance was above median for the one- and three-year periods, and below the median (in the third quartile) for the five-year period. For the NFJ Small-Cap Value Fund, performance was above median for the one-, three- and five-year periods. Only one- and three-year performance information was presented for the NFJ Mid-Cap Value Fund because of its shorter existence and performance was above median for the one-year period, and below median (in the third quartile) for the three-year period.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed comparative information showing performance of the RCM Large-Cap Growth, RCM Mid-Cap and RCM Strategic Growth Funds against their respective performance universes. For the RCM Large-Cap Growth Fund, performance was below median (in the fourth quartile) for the one-year period, and above median for the three- and five-year periods. For the RCM Mid-Cap Fund, performance was above median for the one-, three- and five-year periods. Only one- and three-year performance information was presented for the RCM Strategic Growth Fund because of its shorter existence and performance was below median (in the fourth quartile) for the one-year period, and above median for the three-year period.

Based on this and other information, and taking into account the proposed continuation of certain Funds’ advisory fee breakpoints along with the proposed introduction of an advisory fee waiver for a certain Fund as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of AGIFM and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal of the agreements and AGIFM’s and the Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

12.31.10	Allianz Funds Semiannual Report	141

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to AGIFM and the sub-advisory fees paid by AGIFM to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to AGIFM. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees, including comparisons to their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between AGIFM and the Sub-Advisers, and the services provided by AGIFM, on the one hand, and the Sub-Advisers, on the other hand; (iv) that AGIFM (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses, including comparisons to those funds in their peer groups and peer universes as provided by Lipper; and (vii) current Fund asset levels, including comparisons to prior years.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by AGIFM with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by AGIFM and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, differences in distribution costs, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with AGIFM to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that AGIFM had reported that as of June 30, 2010, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered that in 2009 AGIFM conducted a complex-wide breakpoint study, and that the results of the study had factored into last year’s analysis of the Funds’ fees and expenses and had resulted in changes to the administration fee schedules for many of the Funds. The Trustees also noted that AGIFM agreed to continue its voluntary waiver of a portion of its administrative fee for Institutional and Administrative Class shares of NFJ Small-Cap Value Fund.

The Trustees also considered, among other information, AGIFM’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and AGIFM’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account AGIFM’s implementation of modified disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year ended June 30, 2010. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

AGI Capital Funds. For the AGIC Growth Fund, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the AGIC Income & Growth Fund, advisory fees were above median (in the third quartile) and the total expense ratios were above median (in the third and fourth quartile, respectively) for the retail and institutional expense groups. For the AGIC Mid-Cap Growth Fund, advisory fees were above median (in the third quartile) and the total expense ratios were below median for the retail expense group and above median (in the third quartile) for the institutional expense group. For the AGIC Opportunity, AGIC Systematic Growth and AGIC Target Funds, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups.

NFJ Funds. For each of the NFJ Funds, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups.

RCM Funds. For the RCM Large-Cap Growth and RCM Mid-Cap Funds, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the RCM Strategic Growth Fund, advisory fees were above median (in the fourth quartile) and total expense ratios were above median (in the fourth quartile) for both the retail and institutional expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, AGIFM’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended, and AGIFM agreed to observe, that voluntary fee waivers of a portion of the advisory fees of certain Funds be continued for a one-year period through October 31, 2011 as follows: for the NFJ Dividend Value Fund, a reduction of 2.5 basis points on assets in excess of $7.5 billion and an additional reduction of 2.5 basis points on assets in excess of $10 billion; and for the NFJ Small-Cap Value Fund, a reduction of 2.5 basis points on assets in excess of $3 billion, an additional reduction of 2.5 basis points on assets in excess of $4 billion, and an additional reduction of 2.5 basis points on assets in excess of $5 billion. The Trustees also recommended, and AGIFM agreed to observe, a fee waiver of 10 basis points of the advisory fees of RCM Strategic Growth Fund for a one-year period through October 31, 2011. The Trustees also noted AGIFM’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to AGIFM and the Sub-Advisers in light of the services provided and should be continued.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by AGIFM (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of AGIFM’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to AGIFM of its advisory and

142	Allianz Funds Semiannual Report	12.31.10

administrative relationships with the Funds, each for the fiscal year ended June 30, 2010. The Trustees also received and reviewed a description of the methodology used by AGIFM in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and AGIFM’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability.

The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to AGIFM on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to AGIFM and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to AGIFM, the Sub-Advisers and their affiliates (such as administrative fees paid to the AGIFM and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of AGIFM), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with AGIFM, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of AGIFM’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which AGIFM and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by AGIFM to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to AGIFM, and that AGIFM’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline, such as was the case during the 2010 fiscal year. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies with fund shareholders and in this context took into account the 2010 changes to the Trust’s administrative fee schedule and breakpoints noted above. The Trustees also noted that AGIFM had reported that as of June 30, 2010, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and AGIFM at the present time.

CONCLUSION

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

12.31.10	Allianz Funds Semiannual Report	143

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

Theodore J. Coburn

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 1840

Dallas, TX 75201

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Kathleen A. Chapman

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

The financial information included herein, is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors/BFDS, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors has more than $1 trillion under management for our clients worldwide.* Our U.S. investment managers—NFJ Investment Group, RCM Capital Management, Allianz Global Investors Capital—provide clients with a comprehensive and constantly evolving range of investment styles and products.

For more information about any of our innovative investment solutions or client services, call your financial advisor or visit www.allianzinvestors. com.

* Assets under management are for Allianz Global Investors AG as of 9/30/10.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. The Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2011. For information about any product, contact your financial advisor.

AGI-2011-01-20-0303

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ000SA_123110

Semiannual Report

December 31, 2010

Allianz International/Sector Stock Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz AGIC Emerging Markets Opportunities Fund

Allianz AGIC Global Fund

Allianz AGIC International Fund

Allianz AGIC Pacific Rim Fund

Allianz NFJ International Value Fund

Allianz RCM Disciplined International Equity Fund

Allianz RCM Global Resources Fund

Allianz RCM Global Small-Cap Fund

Allianz RCM Technology Fund

Allianz RCM Wellness Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4–23

Important Information About the Funds 24–25

Benchmark Descriptions 26

Schedules of Investments 27–40

Statements of Assets and Liabilities 42–45

Statements of Operations 46–47

Statements of Changes in Net Assets 48–50

Financial Highlights 52–75

Notes to Financial Statements 76–90

Shareholder Meeting Results/Changes to Officers91

Board Approval of Investment Advisory and Portfolio Management Agreements 92-95

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific in sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the applicable Fund’s current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholders:

The beginning of a new year is always a special time. It is a time of hope and optimism. A time to set goals and look to the future. And although it may be hard to tell, the days are getting longer. Each morning, the sun rises about a minute earlier. Each evening it lingers for an extra minute, before disappearing over the horizon. A minute here or there – we barely notice. But over a longer period of time, it becomes evident that things are getting brighter.

As we enter 2011, the same may be said of the U.S. economy. It may be hard to tell on a daily basis, but over a longer period of time, there is no question that things are improving. The recession officially came to an end, driven by what has now been six consecutive quarters of growth. Manufacturing has staged an impressive rebound. Exports are growing. Consumers, albeit still cautious, are beginning to spend more. Our politicians in Washington appear to be more focused on bringing clarity to certain outstanding issues, such as taxes and unemployment insurance, which should help build confidence for employers and consumers.

In short, things are indeed getting brighter. It is not unreasonable to hope that 2011 should build on the progress witnessed in 2010.

Six Months in Review

The U.S. and global economies advanced throughout 2010. In the U.S., gross domestic product (“GDP”) expanded at 2.5% and 3.2%, in the third and fourth quarters of 2010, respectively. As the fiscal period drew to a close, many economists agreed that growth should continue into 2011 at a similar or slightly faster pace.

However, this growth was not enough to lower the unemployment rate, which remained just under double-digits throughout the year. In turn, this weakness kept interest rates low. The Federal Reserve (“the Fed”) maintained its closely-watched Federal Funds Rate — the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis — in the 0.0% to 0.25% range, and stated that it will continue to do so for an “extended period of time.” The Fed did slightly raise the discount rate, the interest rate it charges to banks for direct loans, 0.50% to 0.75%. Fed Chairman Ben Bernanke stated that economic conditions remain “unusually uncertain.”

All in all, the fiscal reporting period was positive for both stocks and bonds. In the U.S., the Standard & Poor’s 500 Index returned 23.27%. Two measures of stock performance in developed international and global markets — the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned 24.18% and 23.96%, respectively, in dollar-denominated terms. The MSCI Emerging Markets Index registered a 26.69% return.

As for bonds, for the fiscal period, the Barclays Capital U.S. Credit Index returned 2.70%, and the Barclays Capital U.S. High Yield Index generated a return of 10.15%. In contrast, the Barclays Capital U.S. Government Bond Index returned 0.12%. The broader bond market index, as measured by the Barclays Capital U.S. Aggregate Index, returned 1.15%.

2	Allianz Funds

Allianz Global Investors — Positioned to Face Today’s Challenges

When we reported to you six months ago, the possibility of a second recession — the so-called “double-dip” scenario — seemed possible, though not probable. Steady, albeit unspectacular growth has made that possibility even more remote now. As 2011 unfolds, we anticipate the U.S. economic expansion to continue, and the extension of the Bush tax cuts will most likely add steam to this growth. Hiring should pick up, and at some point we expect the unemployment rate to begin edging down slowly.

But these gains may be offset to some degree by headwinds. The housing market remains troubled. Consumers, as mentioned, are beginning to spend more — but the spendthrift days of just a few years ago now seem like ancient history. People are saving more and paying down debt, which is good for them, but a drag on an economy that is based so heavily on consumption. Another impediment may come from interest rates, which would rise as the economy improves. In addition, fiscal worries at all levels of government —

from federal on down — are not to be underestimated. Overseas, the specter of debt defaults by certain European governments, efforts by China to cool its rapidly expanding economy and the uncertainty of geopolitical hotspots such as Iran and North Korea present different, and complex challenges.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We appreciate your business and trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	December 31, 2010	3

Allianz AGIC Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC Emerging Markets Opportunities Fund returned 31.61%, outperforming its benchmark, the MSCI Emerging Markets Index (the “benchmark index”), which returned 26.69% during the reporting period.

Global equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. For the period, the MSCI Emerging Markets Index rose 26.69%, with all industries posting double-digit gains. Among global sectors, cyclical sectors such as materials and industrials led their peers, while the more conservative utilities sector lagged, as did telecommunications services. Performance varied widely by country. Among the largest index components, South Africa (up 41.82%) and Taiwan (up 40.75%) gained the most, followed by Russia and South Korea. The worst-performing market in the index was also the largest—China trailed its peers with an 11.49% return.

Stock selection boosts returns

The Fund’s outperformance was driven largely by stock selection, with especially strong selection in the materials and industrial sectors, as well as in China, Brazil and Taiwan. Chinese materials firm Xingda International Holdings was both the largest absolute contributor to returns as well as the second-largest contributor to relative returns (given the position size). The largest absolute contributor was South Korean industrial conglomerate Hyundai Heavy Industries. Other significant contributors in the materials sector included Poland’s Kghm Polska Miedz and Taiwan’s Formosa Plastic. The Fund also benefited from an underweight to China as well as overweights to Hong Kong and Thailand.

Not all of the Fund’s positions supported relative returns. Stock selection in energy and an underweight to information technology hindered returns, as did stock selection in Russia and Indonesia.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	Fund Inception† (5/27/04)
Allianz AGIC Emerging Markets Opportunities Fund Class A	31.61%	20.68%	11.43%	18.58%
Allianz AGIC Emerging Markets Opportunities Fund Class A (adjusted)	24.37%	14.04%	10.17%	17.57%
Allianz AGIC Emerging Markets Opportunities Fund Class C	31.07%	19.79%	10.57%	17.68%
Allianz AGIC Emerging Markets Opportunities Fund Class C (adjusted)	30.07%	18.79%	10.57%	17.68%
Allianz AGIC Emerging Markets Opportunities Fund Class D	31.59%	20.67%	11.43%	18.58%
Allianz AGIC Emerging Markets Opportunities Fund Class P	31.76%	21.00%	11.74%	18.93%
Allianz AGIC Emerging Markets Opportunities Fund Institutional Class	31.42%	21.34%	11.89%	19.08%
MSCI Emerging Markets Index	26.69%	18.88%	12.78%	18.72%
Lipper Emerging Markets Funds Average	27.12%	19.54%	10.83%	17.02%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.81% for Class A shares, 2.56% for Class C shares, 1.81% for Class D shares, 1.56% for Class P shares and 1.46% for Institutional Class shares. These ratios do not include an expense reduction for Institutional Class shares, contractually guaranteed through at least 3/31/11. The Fund’s expense ratios net of this reduction are 1.76% for Class A shares, 2.51% for Class C shares, 1.76% for Class D shares, 1.51% for Class P shares, 1.41% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

4	Allianz Funds

Allianz AGIC Emerging Markets Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

Korea (Republic of)	16.4%
Brazil	14.3%
Taiwan	13.9%
China	10.1%
Russia	7.0%
Hong Kong	6.3%
India	5.1%
South Africa	4.9%
Other	18.9%
Cash & Equivalents — Net	3.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,316.10	$1,310.70	$1,315.90	$1,317.60	$1,314.20
Expenses Paid During Period	$9.63	$13.98	$9.63	$8.18	$7.52

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,016.89	$1,013.11	$1,016.89	$1,018.15	$1,018.70
Expenses Paid During Period	$8.39	$12.18	$8.39	$7.12	$6.56

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.65% for Class A, 2.40% for Class C, 1.65% for Class D, 1.40% for Class P, and 1.29% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	5

Allianz AGIC Global Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC Global Fund returned 28.76%, outperforming its benchmark, the MSCI All Country World Index (the “benchmark index”), which returned 24.32% during the reporting period.

Global equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. For the period, the MSCI All Country World Index rose 24.32%, with all industries posting strong double-digit gains. Among global sectors, energy and materials rose the most on surging commodity prices, while more-defensive sectors such as health care and utilities lagged the rest of the market. Performance at the country level partially reflected these trends, as resource-exporting markets such as Australia (up 36.81%) and Chile (up 40.2%)

were among the strongest gainers for the period. Concerns about fiscal sustainability in peripheral European countries continued to plague the market, and were reflected in the poor returns of Ireland (up only 2.82%) and Greece (up 6.81%).

Performance was more mixed among the largest countries in the index. The U.S. component of the index rose by 23.82%, while the U.K. outperformed the market with a return of 27.18%. Japan, by contrast, continued to lag the rest of the world, with a gain of 18.68%.

Stock selection drives returns

The Fund’s outperformance was driven largely by stock selection, with especially strong selections in the information technology, energy and industrial sectors. Within technology, British microprocessor firm ARM Holdings LLC contributed both the largest absolute and relative returns to the portfolio. Shares of Potash Corp. of Saskatchewan, a Canadian materials company, gained on speculation of a takeover from one of its competitors. The Fund also benefited from positions in Wood Group LLC, a U.K. energy exploration and production firm, as well as in U.K. chemical company Croda. Both these exposures and a general overweight to the U.K. stock market boosted relative returns. The Fund also benefited from an overweight to Germany, as well as underweights to the relatively weaker markets of Japan and Switzerland.

Not all of the Fund’s positions boosted relative returns. Stock selection in consumer staples, health care, telecommunication services and financials all detracted. Selection in Singapore also hampered returns, as did overweights to Ireland and France and an underweight to the U.S.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	Fund Inception† (7/19/02)
Allianz AGIC Global Fund Class A	28.76%	17.97%	2.23%	9.64%
Allianz AGIC Global Fund Class A (adjusted)	21.68%	11.49%	1.08%	8.91%
Allianz AGIC Global Fund Class B	28.30%	17.06%	1.47%	8.87%
Allianz AGIC Global Fund Class B (adjusted)	23.30%	12.06%	1.12%	8.87%
Allianz AGIC Global Fund Class C	28.23%	17.02%	1.45%	8.82%
Allianz AGIC Global Fund Class C (adjusted)	27.23%	16.02%	1.45%	8.82%
Allianz AGIC Global Fund Class D	28.75%	17.89%	2.23%	9.64%
Allianz AGIC Global Fund Class R	28.64%	17.66%	1.99%	9.37%
Allianz AGIC Global Fund Class P	28.98%	18.25%	2.52%	9.97%
Allianz AGIC Global Fund Institutional Class	29.00%	18.37%	2.62%	10.08%
Allianz AGIC Global Fund Administrative Class	28.83%	18.09%	2.37%	9.81%
MSCI All Country World Index	24.32%	12.67%	3.44%	8.53%
Lipper Global Multi-Cap Growth Funds Average	26.11%	16.53%	4.85%	7.98%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.47% for Class A shares, 2.22% for Class B shares, 2.22% for Class C shares, 1.47% for Class D shares, 1.72% for Class R shares, 1.20% for Class P shares, 1.13% for Institutional Class shares and 1.38% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

6	Allianz Funds

Allianz AGIC Global Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	33.6%
United Kingdom	12.5%
Germany	9.5%
France	7.7%
Japan	6.9%
Brazil	3.2%
China	3.1%
Netherlands	2.7%
Other	19.0%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,287.60	$1,283.00	$1,282.30	$1,287.50	$1,286.40	$1,289.80	$1,290.00	$1,288.30
Expenses Paid During Period	$8.13	$12.43	$12.43	$8.13	$9.57	$6.69	$6.12	$7.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.10	$1,014.32	$1,014.32	$1,018.10	$1,016.84	$1,019.36	$1,019.86	$1,018.60
Expenses Paid During Period	$7.17	$10.97	$10.97	$7.17	$8.44	$5.90	$5.40	$6.67

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.41% for Class D, 1.66 for Class R, 1.16% for Class P, 1.06% for Institutional Class, and 1.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	7

Allianz AGIC International Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC International Fund returned 27.95%, outperforming its benchmark, the MSCI EAFE Index (the “benchmark index”), which returned 24.18% during the reporting period.

Global equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. For the period, the MSCI EAFE Index rose 24.18%, with all industries posting strong double-digit gains. Among sectors, energy and materials rose the most on surging commodity prices, while more defensive sectors such as health care, utilities and consumer staples lagged the rest of the market. Performance at the country level partially reflected these trends, as resource-exporting markets such as Australia (up 36.81%) and Norway (up 44.75%) were among the strongest gainers for the period.

Performance was more mixed among the largest countries in the index. The U.K. and Germany outperformed their peers with returns of 27.18% and 27.74%, respectively. Japan, by contrast, continued to lag the rest of the world with a gain of 18.68%. Concerns about fiscal sustainability in peripheral European countries continued to plague the market, and were reflected in the poor returns of Ireland (up only 2.82%) and Greece (up 6.81%).

Stock selection drives returns

The Fund’s outperformance was driven overwhelmingly by stock selection, particularly in the consumer discretionary sector in Germany. The largest contributor in both relative and absolute terms was German broadcaster Prosiebenstat1, while holdings in German automakers BMW, Volkswagen and Daimler also gained strongly. The Fund also benefited from an underweight to Japan as well as strong stock selection in that market. Stock selection in Belgium was also additive to returns, primarily driven by the gains of metals firm Bekaert.

Not all of the Fund’s positions boosted relative returns. Stock selection in financials, health care and consumer staples detracted, as did selection in the Netherlands and the U.K.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	Fund Inception† (5/7/01)
Allianz AGIC International Fund Class A	27.95%	10.15%	–0.55%	5.70%
Allianz AGIC International Fund Class A (adjusted)	20.91%	4.09%	–1.66%	5.08%
Allianz AGIC International Fund Class C	27.42%	9.27%	–1.29%	4.91%
Allianz AGIC International Fund Class C (adjusted)	26.42%	8.27%	–1.29%	4.91%
Allianz AGIC International Fund Class D	27.95%	10.11%	–0.56%	5.70%
Allianz AGIC International Fund Class R	27.78%	9.85%	–0.79%	5.31%
Allianz AGIC International Fund Class P	28.16%	10.46%	–0.25%	5.89%
Allianz AGIC International Fund Institutional Class	28.19%	10.50%	–0.16%	5.99%
Allianz AGIC International Fund Administrative Class	27.99%	10.23%	–0.42%	5.72%
MSCI EAFE Index	24.18%	7.75%	2.46%	4.38%
Lipper International Multi-Cap Core Funds Average	24.92%	11.41%	3.57%	6.26%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.12% for Class C shares, 1.37% for Class D shares, 1.61% for Class R shares, 1.12% for Class P shares, 1.02% for Institutional Class shares and 1.27% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

8	Allianz Funds

Allianz AGIC International Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	27.4%
Japan	26.1%
France	9.5%
Germany	8.4%
Switzerland	5.5%
Hong Kong	4.4%
Sweden	3.9%
Australia	3.7%
Other	8.4%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,279.50	$1,274.20	$1,279.50	$1,277.80	$1,281.60	$1,281.90	$1,279.90
Expenses Paid During Period	$7.76	$12.04	$7.76	$9.19	$6.33	$5.75	$7.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,020.16	$1,018.90	$1,018.40	$1,014.62	$1,018.40	$1,017.14	$1,019.66
Expenses Paid During Period	$6.87	$10.66	$6.87	$8.13	$5.60	$5.09	$6.36

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.35% for Class A, 2.10% for Class C, 1.35% for Class D, 1.60% for Class R, 1.10% for Class P, 1.00% for Institutional Class and 1.25% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	9

Allianz AGIC Pacific Rim Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz AGIC Pacific Rim Fund returned 24.06%, outperforming its benchmark, the MSCI Pacific Index (the “benchmark index”), which returned 23.35% during the reporting period.

Global equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. Asian equity markets rose particularly sharply, with each of the five markets in the MSCI Pacific Index posting strong double-digit gains. Among sectors, energy and materials rose the most on surging commodity prices, while more defensive sectors such as health care and consumer staples lagged the rest of the market. Utilities were by far the weakest performers, gaining 2.19%. The resource-driven market of Australia posted the largest returns, while Japan continued to lag the rest of the region.

Stock selection drives returns

The Fund’s outperformance was driven overwhelmingly by stock selection, particularly in Australia and Japan. Australian material firms BHP Billiton and Rio Tinto Limited (a subsidiary of U.K. listed Rio Tinto) as well as chemicals firm Incitec Pivot were all among the Fund’s top absolute gainers, with the latter two also contributing the greatest relative returns.

Not all of the Fund’s positions boosted relative returns. Stock selection in financials and consumer staples detracted, as did an overweight to India and an underweight to Australia.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/31/97)
Allianz AGIC Pacific Rim Fund Class A	24.06%	11.20%	2.92%	7.63%	9.94%
Allianz AGIC Pacific Rim Fund Class A (adjusted)	17.24%	5.08%	1.76%	7.02%	9.46%
Allianz AGIC Pacific Rim Fund Class B	23.58%	10.44%	2.16%	7.03%	9.47%
Allianz AGIC Pacific Rim Fund Class B (adjusted)	18.58%	5.44%	1.83%	7.03%	9.47%
Allianz AGIC Pacific Rim Fund Class C	23.54%	10.43%	2.14%	6.81%	9.11%
Allianz AGIC Pacific Rim Fund Class C (adjusted)	22.54%	9.43%	2.14%	6.81%	9.11%
Allianz AGIC Pacific Rim Fund Class D	24.10%	11.30%	2.94%	7.63%	9.95%
Allianz AGIC Pacific Rim Fund Class P	24.28%	11.58%	3.23%	7.97%	10.30%
Allianz AGIC Pacific Rim Fund Institutional Class	24.28%	11.62%	3.34%	8.08%	10.41%
MSCI Pacific Index	23.35%	15.92%	1.58%	3.99%	4.50%
Lipper Pacific Region Funds Average	25.59%	16.87%	4.94%	8.17%	7.99%

† The Fund began operations on 12/31/97. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.66% for Class A shares, 2.41% for Class B shares, 2.41% for Class C shares, 1.66% for Class D shares, 1.41% for Class P shares and 1.31% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

10	Allianz Funds

Allianz AGIC Pacific Rim Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

Japan	40.2%
Australia	18.4%
Hong Kong	9.9%
China	6.5%
Taiwan	5.2%
United Kingdom	4.1%
Singapore	4.0%
Korea (Republic of)	3.3%
Other	6.9%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,240.60	$1,235.80	$1,235.40	$1,241.00	$1,242.80	$1,242.80
Expenses Paid During Period	$9.32	$13.53	$13.52	$9.32	$7.91	$7.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,016.89	$1,013.11	$1,013.11	$1,016.89	$1,018.15	$1,018.65
Expenses Paid During Period	$8.39	$12.18	$12.18	$8.39	$7.12	$6.61

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.65% for Class A, 2.40% for Class B, 2.40% for Class C, 1.65% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	11

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz NFJ International Value Fund returned 22.80%, underperforming its benchmark, the MSCI All Country World Ex-US Index (the “benchmark index”), which returned 24.98% during the reporting period.

Global equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. For the period, the MSCI All Country World Ex-US Index rose 24.98%, with all industries posting strong double-digit gains. Among global sectors, energy and materials rose the most on surging commodity prices, while more-defensive sectors such as health care and utilities lagged the rest of the market. Small-capitalization companies generally outperformed larger-capitalization companies.

Performance at the country level partially reflected these trends, as resource-exporting markets such as Australia (up 36.81%) and Chile (up 40.2%) were among the strongest gainers for the period. Concerns about fiscal sustainability in peripheral European countries continued to plague the market, and were reflected in the poor returns of Ireland (up only 2.82%) and Greece (up 6.81%). Among larger countries, the U.S. component of the index rose by 23.82%, while the U.K. outperformed the market with a return of 27.18%. Japan, by contrast, continued to lag the rest of the world, with a gain of 18.68%.

Stock selection drives returns

The Fund’s underperformance was driven in part by stock selection in the financials, materials and health care sectors. Among the Fund’s top 10 holdings, drugmaker AstraZeneca and retailer Delhaize Group lagged significantly. An overweight to utilities also hampered returns, as did an overweight to Ireland and stock selection in Norway.

Other areas strongly supported the Fund’s 22.80% gain during the period. Selection in the utilities sector was beneficial, including significant gains from companies such as Brazilian water and sewer provider Companhia Saneamento Basico. The Fund also benefited from both an underweight to the struggling Japanese market as well as selection there, led by above-market exposure to firms such as Nitto Denko and Mitsui. Overweights to the United Kingdom and Norway further bolstered returns, as did an underweight to financials globally. The largest absolute contribution to returns came from South African chemical firm Sasol.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	Fund Inception† (1/31/03)
Allianz NFJ International Value Fund Class A	22.80%	10.61%	7.42%	16.65%
Allianz NFJ International Value Fund Class A (adjusted)	16.04%	4.53%	6.21%	15.82%
Allianz NFJ International Value Fund Class C	22.38%	9.80%	6.63%	15.79%
Allianz NFJ International Value Fund Class C (adjusted)	21.38%	8.80%	6.63%	15.79%
Allianz NFJ International Value Fund Class D	22.83%	10.63%	7.44%	16.65%
Allianz NFJ International Value Fund Class R	22.66%	10.33%	7.20%	16.39%
Allianz NFJ International Value Fund Class P	23.02%	10.89%	7.74%	16.98%
Allianz NFJ International Value Fund Institutional Class	23.00%	10.98%	7.84%	17.09%
Allianz NFJ International Value Fund Administrative Class	22.91%	10.71%	7.57%	16.80%
MSCI All Country World Ex-US Index	24.98%	11.15%	4.82%	12.85%
Lipper International Multi-Cap Core Funds Average	24.92%	11.41%	3.57%	11.39%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.07% for Class P shares, 0.97% for Institutional Class shares and 1.23% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

12	Allianz Funds

Allianz NFJ International Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	23.5%
Brazil	10.8%
Canada	9.6%
Japan	8.8%
United States	7.7%
Korea (Republic of)	5.0%
Norway	4.0%
Australia	3.7%
Other	25.3%
Cash & Equivalents — Net	1.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,228.00	$1,223.80	$1,228.30	$1,226.60	$1,230.20	$1,230.00	$1,229.10
Expenses Paid During Period	$6.80	$10.99	$6.80	$8.25	$5.40	$4.83	$6.24

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,019.11	$1,015.32	$1,019.11	$1,017.80	$1,020.37	$1,020.87	$1,019.61
Expenses Paid During Period	$6.16	$9.96	$6.16	$7.48	$4.89	$4.38	$5.65

For each class of the Fund, expenses (net of waiver) are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class C, 1.21% for Class D, 1.47% for Class R, 0.96% for Class P, 0.86% for Institutional Class and 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	13

Allianz RCM Disciplined International Equity Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz RCM Disciplined International Equity Fund returned 22.96%, underperforming its benchmark, the MSCI EAFE Index (the “benchmark index”), which returned 24.18% during the reporting period.

Global equity markets rose sharply in the six-month review period as investors’ risk appetite returned, supported by a number of factors including the announcement of the widely anticipated second round of asset purchases by the Fed. For the period, the MSCI EAFE Index rose 24.18%, with all industries posting strong double-digit gains. Among sectors, energy and materials rose the most on surging commodity prices, while more-defensive sectors such as health care, utilities and consumer staples lagged the rest of the market. Performance at the country level partially reflected these trends, as resource-exporting markets such as Australia (up 36.81%) and Norway (up 44.75%) were among the strongest gainers for the period.

Information technology section drives return

The information technology sector was the primary detractor from returns, with both stock selection and a significant overweight hurting returns. Stock selection in financials further hampered returns, though the effect was ameliorated by an underweight to the struggling sector. Returns were also hurt by the Fund’s avoidance of the Australian market, which kept the Fund from benefiting from the strong outperformance of the Australian dollar. Country allocation supported returns, driven largely by an overweight to China and an underweight to Switzerland. Stock selection in France and Japan also hindered performance.

Individual stock selections produced mixed results. In the mining industry, the benefits of overweights to Rio Tinto and Anglo American were partially offset by the Fund’s avoidance of BHP Billiton Limited. The latter company not only rose sharply, but also represents 2% of the Fund’s benchmark, making its absence a key contributor to the Fund’s underperformance of its benchmark index. Other detractors included overweights to Japanese stocks including Yahoo Japan and pharmaceutical Shionogi, as well as exposure to non-benchmark holding Serco Group, which fell slightly. Other positions were additive to performance, including an overweight to British retailer Burberry and Japanese construction equipment firm Komatsu.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (5/22/95)
Allianz RCM Disciplined International Equity Fund Class A	22.96%	7.73%	2.65%	0.18%	4.99%
Allianz RCM Disciplined International Equity Fund Class A (adjusted)	16.20%	1.81%	1.50%	–0.38%	4.61%
Allianz RCM Disciplined International Equity Fund Class B	22.62%	7.01%	1.92%	–0.35%	4.63%
Allianz RCM Disciplined International Equity Fund Class B (adjusted)	17.62%	2.01%	1.55%	–0.35%	4.63%
Allianz RCM Disciplined International Equity Fund Class C	22.60%	6.96%	1.90%	–0.57%	4.20%
Allianz RCM Disciplined International Equity Fund Class C (adjusted)	21.60%	5.96%	1.90%	–0.57%	4.20%
Allianz RCM Disciplined International Equity Fund Class D	23.01%	7.77%	2.67%	0.26%	5.12%
Allianz RCM Disciplined International Equity Fund Institutional Class	23.26%	8.16%	3.09%	0.68%	5.50%
Allianz RCM Disciplined International Equity Fund Administrative Class	23.11%	7.88%	2.82%	0.35%	5.18%
MSCI EAFE Index	24.18%	7.75%	2.46%	3.50%	4.94%
Lipper International Large-Cap Core Funds Average	24.81%	8.05%	2.01%	2.68%	5.78%

† The Fund began operations on 5/22/95. Benchmark and Lipper performance comparisons began on 5/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 2.02% for Class B shares, 2.02% for Class C shares, 1.27% for Class D shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

14	Allianz Funds

Allianz RCM Disciplined International Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	27.9%
Japan	21.5%
Germany	8.8%
France	8.8%
Netherlands	5.3%
Switzerland	5.2%
Spain	3.8%
Italy	2.5%
Other	15.5%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,229.60	$1,226.20	$1,226.00	$1,230.10	$1,232.60	$1,231.10
Expenses Paid During Period	$7.08	$11.28	$11.28	$7.08	$5.12	$6.52

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.85	$1,015.07	$1,015.07	$1,018.85	$1,020.62	$1,019.36
Expenses Paid During Period	$6.41	$10.21	$10.21	$6.41	$4.63	$5.90

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	15

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz RCM Global Resources Fund returned 42.31%, outperforming its benchmark, the MSCI World Energy and Materials Composite (the “benchmark index”), which returned 37.43% during the reporting period.

Global stock markets rose sharply in the second half of 2010, as investors’ risk appetite returned on expectations of strengthening economic growth and indications of further support of the bond market by the Fed. Among global sectors, materials and energy were the leaders, benefiting from soaring commodity prices. The economically sensitive sectors of industrials and information technology also outperformed. By contrast, more traditionally defensive segments of the market such as utilities and health care lagged in the rally. Smaller-capitalization companies generally outperformed larger-capitalization companies.

Allocation and selection drive returns

The Fund’s outperformance was driven by both strong stock selection and industry allocation. The largest contribution to returns came from the Fund’s overweight position in the energy equipment and services industry, as well as positive stock selection within the industry. Selection was particularly strong in the oil, gas and consumable fuel industry, which benefited from standout performance from overweights to coal companies Arch Coal and Alpha Natural Resources. An overweight to oil company Anadarko Petroleum and an underweight to underperforming Exxon Mobile further boosted returns, as did an underweight to the industry in general. Stock selection in metals and mining and chemicals further boosted returns, as did an underweight to construction materials. The greatest contributor to absolute returns during the period was drilling component maker National Oilwell Varco.

Not all of the Fund’s positions outperformed, however. The Fund’s underweight to the chemicals industry was a net negative contributor for the period, as were overweights to road and rail as well as semiconductors.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	Fund Inception† (6/30/04)
Allianz RCM Global Resources Fund Class A	42.31%	14.73%	7.66%	14.60%
Allianz RCM Global Resources Fund Class A (adjusted)	34.48%	8.42%	6.45%	13.61%
Allianz RCM Global Resources Fund Class C	41.87%	13.93%	6.89%	13.77%
Allianz RCM Global Resources Fund Class C (adjusted)	40.87%	12.93%	6.89%	13.77%
Allianz RCM Global Resources Fund Class D	42.34%	14.74%	7.67%	14.60%
Allianz RCM Global Resources Fund Class P	42.48%	15.03%	7.97%	14.92%
Allianz RCM Global Resources Fund Institutional Class	42.63%	15.16%	8.08%	15.04%
MSCI World Index	23.96%	11.76%	2.43%	4.94%
MSCI World Energy and Materials Composite	37.43%	15.75%	7.95%	12.52%
Lipper Global Natural Resources Funds Average	34.57%	13.61%	7.93%	15.52%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.41% for Class A shares, 2.16% for Class C shares, 1.41% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

16	Allianz Funds

Allianz RCM Global Resources Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	65.3%
Canada	10.3%
United Kingdom	9.7%
Netherlands	4.1%
Brazil	3.8%
Australia	3.4%
Switzerland	2.6%
Luxembourg	1.6%
France	1.2%
Cash & Equivalents — Net	(2.0)%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,423.10	$1,418.70	$1,423.40	$1,424.80	$1,426.30
Expenses Paid During Period	$8.61	$13.17	$8.61	$7.09	$6.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,018.10	$1,014.32	$1,018.10	$1,019.36	$1,019.86
Expenses Paid During Period	$7.17	$10.97	$7.17	$5.90	$5.40

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class A, 2.16% for Class C, 1.41% for Class D, 1.16% for Class P, and 1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	17

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz RCM Global Small-Cap Fund returned 39.45%, outperforming its benchmark, the MSCI World Small-Cap Index (the “benchmark index”), which returned 31.02% during the reporting period.

Global stock markets rose sharply in the second half of 2010, as investors’ risk appetite returned on expectations of strengthening economic growth and indications of further support of the bond market by the Fed. Among global sectors, materials and energy were the leaders, benefiting from soaring commodity prices. The economically sensitive sectors of industrials and information technology also outperformed. By contrast, more traditionally defensive segments of the market such as utilities and health care lagged in the rally. Smaller-capitalization companies generally outperformed larger-capitalization companies.

Selection drives returns

The primary driver of the Fund’s outperformance was stock selection in the information technology sector, particularly in the U.S., as well as an overweight to the sector. The top three contributors to Fund return were security and compliance services provider Arcsight and data storage firms 3par and Netezza, all U.S. firms that do not appear in the Fund’s benchmark. Selection in the consumer discretionary sector, particularly in Europe, also bolstered returns, with non-benchmark holdings such as German tire retailer Delticom and Nordic property developer JM AB delivering outperformance, along with German duty-free retailer Dufry. The Fund also benefited strongly from an underweight to financials, as well as stock selection in energy, though the benefit of the latter was partially offset by an underweight to the energy sector. At the country level, stock selection in the

U.K. and overweights to the Philippines and China further supported the Fund’s outperformance. The largest absolute contributor to returns was technology provider Camelot Information Systems, which returned significantly during the period.

Not all of the Fund’s positions outperformed, however. Stock selection in the materials and health care sectors were less positive, as were the allocations to each sector (an underweight in the case of materials, concurrent with an overweight to health care). Detractors in these sectors included South Korean paper manufacturer Hansol Paper, German packaging glass maker Vetropack Holdings, and U.S. medical device firms Nuvasive and Natus Medical. Stock selection in China and both an underweight to, and stock selection within, Canada also hampered returns.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/31/96)
Allianz RCM Global Small-Cap Fund Class A	39.45%	30.72%	2.01%	4.41%	10.42%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	31.78%	23.53%	0.86%	3.82%	9.98%
Allianz RCM Global Small-Cap Fund Class B	38.91%	29.76%	1.25%	3.83%	9.98%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	33.91%	24.76%	0.87%	3.83%	9.98%
Allianz RCM Global Small-Cap Fund Class C	38.93%	29.78%	1.26%	3.67%	9.63%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	37.93%	28.78%	1.26%	3.67%	9.63%
Allianz RCM Global Small-Cap Fund Class D	39.43%	30.70%	2.01%	4.48%	10.54%
Allianz RCM Global Small-Cap Fund Class P	39.56%	31.07%	2.33%	4.76%	10.76%
Allianz RCM Global Small-Cap Fund Institutional Class	39.66%	31.17%	2.41%	4.85%	10.86%
MSCI World Small-Cap Index	31.02%	26.13%	4.53%	9.14%	7.64%
Lipper Global Small-/Mid-Cap Funds Average	29.37%	24.84%	5.56%	5.94%	8.43%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares, 2.46% for Class B shares, 2.46% for Class C shares, 1.71% for Class D shares, 1.47% for Class P shares and 1.37% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

18	Allianz Funds

Allianz RCM Global Small-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	55.9%
Japan	8.9%
United Kingdom	6.7%
Switzerland	3.6%
Germany	3.0%
Finland	2.7%
China	2.4%
Sweden	1.9%
Other	10.5%
Cash & Equivalents — Net	4.4%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,394.50	$1,389.10	$1,389.30	$1,394.30	$1,395.60	$1,396.60
Expenses Paid During Period	$9.78	$14.27	$14.27	$9.78	$8.27	$7.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,017.04	$1,013.26	$1,013.26	$1,017.04	$1,018.30	$1,018.80
Expenses Paid During Period	$8.24	$12.03	$12.03	$8.24	$6.97	$6.46

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class B, 2.37% for Class C, 1.62% for Class D, 1.37% for Class P, and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	19

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz RCM Technology Fund returned 34.78%, outperforming its benchmark, the S&P North American Technology Sector Index (the “benchmark index”), which returned 25.73% during the reporting period.

Global stock markets rose sharply in the second half of 2010, as investors’ risk appetite returned on expectations of strengthening economic growth and indications of further support of the bond market by the Fed. Among global sectors, materials and energy were the leaders, benefiting from soaring commodity prices. The economically sensitive sectors of industrials and information technology also outperformed. By contrast, more traditionally defensive segments of the market such as utilities and health care lagged in the rally. Smaller-capitalization companies generally outperformed larger-capitalization companies.

Selection drives returns

The Fund’s outperformance was driven by strong selection, particularly in the technology hardware and equipment and software and services industries. The technology hardware and equipment industry featured standout performance by network firms F5 and Riverbed Technologies, as well as a significant benefit from an underweight to Cisco, which fell during the period. An overweight to the sector also boosted returns. In software and services, large overweights to Salesforce.com and Tibco were among the biggest contributors. The Fund also benefited from an overweight to internet retailing, as well as selection in semiconductors. The largest absolute contributors to returns were F5 and Salesforce.com.

Not all of the Fund’s positions outperformed, however. Overweights to several industries proved detrimental, including overweights to consumer services, telecommunications services and materials. An underweight to software and services also hampered performance, offsetting some of the gains from positive selection in that sector.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/27/95)
Allianz RCM Technology Fund Class A	34.78%	28.34%	7.20%	0.86%	13.46%
Allianz RCM Technology Fund Class A (adjusted)	27.36%	21.28%	6.00%	0.29%	13.03%
Allianz RCM Technology Fund Class B	34.25%	27.38%	6.40%	0.32%	13.06%
Allianz RCM Technology Fund Class B (adjusted)	29.25%	22.38%	6.09%	0.32%	13.06%
Allianz RCM Technology Fund Class C	34.27%	27.40%	6.41%	0.09%	12.61%
Allianz RCM Technology Fund Class C (adjusted)	33.27%	26.40%	6.41%	0.09%	12.61%
Allianz RCM Technology Fund Class D	34.75%	28.36%	7.20%	0.88%	13.61%
Allianz RCM Technology Fund Class P	34.89%	28.59%	7.51%	1.15%	13.88%
Allianz RCM Technology Fund Institutional Class	34.99%	28.80%	7.62%	1.27%	13.99%
Allianz RCM Technology Fund Administrative Class	34.82%	28.48%	7.35%	1.02%	13.71%
NASDAQ Composite Index	25.77%	16.91%	3.76%	0.71%	6.38%
S&P North American Technology Sector Index	25.73%	12.65%	5.83%	–0.86%	7.77%
Lipper Global Science/Technology Funds Average	28.12%	19.97%	7.50%	0.82%	10.37%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.63% for Class A shares, 2.38% for Class B shares, 2.38% for Class C shares, 1.63% for Class D shares, 1.38% for Class P shares, 1.28% for Institutional Class shares and 1.54% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

20	Allianz Funds

Allianz RCM Technology Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Software	19.7%
Semiconductors & Semiconductor Equipment	19.0%
Communications Equipment	13.4%
Internet Software & Services	9.2%
Electronic Equipment, Instruments & Components	5.6%
Internet & Catalog Retail	5.4%
Computers & Peripherals	4.2%
IT Services	2.5%
Other	1.4%
Cash & Equivalents — Net (including Options Purchased, Options Written & Securities Sold Short)	19.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,347.80	$1,342.50	$1,342.70	$1,347.50	$1,348.90	$1,349.90	$1,348.20
Expenses Paid During Period	$9.59	$13.99	$13.99	$9.59	$8.11	$7.52	$9.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,017.04	$1,013.26	$1,013.26	$1,017.04	$1,018.30	$1,018.80	$1,017.54
Expenses Paid During Period	$8.24	$12.03	$12.03	$8.24	$6.97	$6.46	$7.73

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class B, 2.37% for Class C, 1.62% for Class D, 1.37% for Class P, 1.27% for Institutional Class and 1.52% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	21

Allianz RCM Wellness Fund

(Unaudited)

Portfolio Insights

For the six-month period ended December 31, 2010, Class A shares, at NAV, of Allianz RCM Wellness Fund returned 16.04%, underperforming its benchmark, a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Staples Index and 15% MSCI World Consumer Discretionary Index (the “benchmark index”), which returned 16.41% during the reporting period.

The review period was marked by a sharp rally in global equities, particularly those such as materials and industrials which are viewed to be more economically sensitive. Although the more defensive sectors and industries which constitute the Fund’s investment universe trailed during the rally, nearly all delivered double-digit returns for the six months ended December 31, 2010. The largest industry in the Fund’s blended benchmark, pharmaceuticals, lagged with a 12.31% gain, while health care equipment rose by 15.08% and biotechnology rose by 16.51%.

Selection and allocation drive returns

The Fund benefited from strong stock selection in several key areas, including biotechnology, personal products, pharmaceuticals, and packaged food and meats. The most significant contribution to the Fund’s gains came from stock selection in biotechnology, where overweights in holdings such as Alexion Pharmaceuticals, Sunesis Pharmaceuticals and Pharmasset all boosted gains. The Fund also benefited from significant underweights to struggling pharmaceutical giants such as Johnson & Johnson, Astrazeneca and Merck, as well as a general underweight to the pharmaceutical sector. Overweights to vitamin and supplement maker NBTY and seafood farmer Marine Harvest further supported outperformance, as did an overweight to Lululemon Athletica. The largest absolute contributor to Fund returns was Edwards Lifesciences, which rose during the period.

Gains in these areas were offset by underperformance elsewhere. Both an overweight to and stock selection within health care equipment detracted from returns, led by the underperformance of key holdings such as Nuvasive and Intuitive Surgical. Overweights to other health care related industries including health care distributors, services and facilities also hampered performance, as did an underweight to automobile manufacturers.

Average Annual Total Return for the period ended December 31, 2010

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/31/96)
Allianz RCM Wellness Fund Class A	16.04%	10.46%	3.28%	0.95%	10.38%
Allianz RCM Wellness Fund Class A (adjusted)	9.66%	4.39%	2.12%	0.38%	9.94%
Allianz RCM Wellness Fund Class B	15.59%	9.63%	2.49%	0.33%	9.91%
Allianz RCM Wellness Fund Class B (adjusted)	10.59%	4.63%	2.12%	0.33%	9.91%
Allianz RCM Wellness Fund Class C	15.63%	9.67%	2.51%	0.19%	9.56%
Allianz RCM Wellness Fund Class C (adjusted)	14.63%	8.67%	2.51%	0.19%	9.56%
Allianz RCM Wellness Fund Class D	16.00%	10.46%	3.27%	0.96%	10.42%
MSCI World Index	23.96%	11.76%	2.43%	2.31%	4.93%
MSCI World Healthcare and Consumer Blended Index	16.41%	7.15%	3.24%	2.07%	3.36%
Lipper Health/Biotechnology Funds Average	16.66%	9.87%	2.79%	1.35%	8.75%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 24 and 25 for more information. The Fund’s gross expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares and 1.46% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated November 1, 2010, as supplemented to date.

* Cumulative return

22	Allianz Funds

Allianz RCM Wellness Fund (Cont.)

(Unaudited)

Cumulative Returns Through December 31, 2010

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry/Sectors

Pharmaceuticals	31.3%
Health Care Providers & Services	15.5%
Health Care Equipment & Supplies	13.4%
Biotechnology	9.7%
Life Sciences Tools & Services	9.0%
Food Products	7.5%
Textiles, Apparel & Luxury Goods	3.5%
Personal Products	2.3%
Other	5.1%
Cash & Equivalents — Net (including Options Written)	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,160.40	$1,155.90	$1,156.30	$1,160.00
Expenses Paid During Period	$7.95	$12.01	$12.01	$7.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (7/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,017.85	$1,014.06	$1,014.06	$1,017.85
Expenses Paid During Period	$7.43	$11.22	$11.22	$7.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C, and 1.46% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2010	23

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses next to each Fund name: AGIC Emerging Markets Opportunities (8/06), AGIC Pacific Rim (7/02), RCM Global Resources (3/06), RCM Global Small-Cap (2/02), RCM Disciplined International Equity (2/02) and RCM Technology (2/02). The oldest share class for RCM Wellness is the D share class, and the A, B and C shares were first offered in 2/02. For AGIC International the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) that declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class, and the Class D shares were first offered in the month/year indicated in parentheses next to each Fund name: AGIC Emerging Markets Opportunities (8/06), AGIC International (11/04), AGIC Pacific Rim (7/02), NFJ International Value (4/05), RCM Global Resources (3/06), RCM Global Small-Cap (3/99), RCM Disciplined International Equity (3/99) and RCM Technology (1/99).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AGIC Global/A, NFJ Dividend Value/Institutional and Administrative, NFJ Small-Cap Value/Institutional, AGIC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AGIC International and NFJ Large-Cap Value is the Institutional share class, and the AGIC International R shares class was first offered in 1/06. The oldest share class for NFJ International Value is the Institutional share class and for AGIC Opportunity is Class C, and each first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for AGIC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: AGIC Growth (3/99) and AGIC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95). RCM Disciplined International Equity (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Technology (3/05).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

As of May 1, 2009, redemption fees were eliminated.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

24	Allianz Funds

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of the Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period as indicated and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500.00 or less may be charged an additional fee at an annual rate of $16.00.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Portfolio Insights, Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Semiannual Report	December 31, 2010	25

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
MSCI All Country World Ex-US Index	The MSCI All Country World Ex-US Index (MSCI ACWI ex US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries excluding the U.S.

MSCI All Country World Index	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2009 the MSCI ACWI consisted of 45 country indices comprising 23 developed and 22 emerging market country indices.

MSCI EAFE Index	The MSCI Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The MSCI Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. The MSCI World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

MSCI World Energy & Materials Composite	The MSCI World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

MSCI World Healthcare and Consumer Blended Index	MSCI World Healthcare and Consumer Blended Index is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

S&P North American Technology Sector Index™ (formerly S&P GSTI Composite Index)	The S&P North American Technology Sector Index™ is a modified capitalization-weighted index of selected technology stocks.

26	Allianz Funds

Schedule of Investments

AGIC Emerging Markets Opportunities Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—91.8%
Brazil—9.2%
Banco do Brasil S.A.	110,600	$2,093
BR Malls Participacoes S.A.	88,900	916
Iochpe-Maxion S.A.	67,300	977
MRV Engenharia e Participacoes S.A.	54,600	513
OGX Petroleo e Gas Participacoes S.A. (b)	52,200	629
Petroleo Brasileiro S.A. ADR	33,600	1,272
Petroleo Brasileiro S.A. ADR Class A	36,800	1,258
Porto Seguro S.A.	109,000	1,858
Vale S.A. ADR	130,400	4,508

		14,024

Chile—0.7%
Centros Comerciales Sudamericanos S.A.	133,556	1,050

China—10.1%
Agricultural Bank of China Ltd. (b)	1,413,000	707
Air China Ltd. (b)	562,000	627
Bank of China Ltd.	1,287,000	680
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd. (b)	388,000	877
China Construction Bank Corp.	2,253,894	2,028
China Merchants Bank Co., Ltd.	155,000	393
China Mobile Ltd.	120,000	1,190
China Southern Airlines Co., Ltd. (b)	984,000	603
Dongfeng Motor Group Co., Ltd.	1,016,000	1,752
Great Wall Motor Co., Ltd.	175,000	547
Industrial & Commercial Bank of China	1,688,300	1,252
Kingboard Chemical Holdings Ltd.	262,000	1,569
PetroChina Co., Ltd.	386,000	505
Weichai Power Co., Ltd.	136,000	840
Xingda International Holdings Ltd.	1,599,066	1,727

		15,297

Colombia—0.5%
Ecopetrol S.A.	348,162	743

Czech Republic—0.4%
Komercni Banka AS	2,500	591

Hong Kong—6.3%
AMVIG Holdings Ltd.	674,000	566
Cathay Pacific Airways Ltd.	885,000	2,441
CNOOC Ltd.	421,000	1,008
Luk Fook Holdings International Ltd.	358,000	1,250
SJM Holdings Ltd.	1,874,000	2,973
United Laboratories Ltd.	678,000	1,391

		9,629

India—5.1%
Bank of Baroda	37,138	745
Canara Bank	81,380	1,202
Jet Airways India Ltd. (b)	53,258	910
NIIT Technologies Ltd.	53,346	236
Punjab National Bank Ltd.	24,275	663
Shree Renuka Sugars Ltd.	205,583	447
Tata Motors Ltd.	119,982	3,498

		7,701

	Shares	Value (000s)

Indonesia—0.7%
Bank Mandiri Tbk PT	459,000	$330
Gudang Garam Tbk PT	179,500	796

		1,126

Korea (Republic of)—16.4%
Busan Bank	88,550	1,116
Hana Financial Group, Inc.	16,800	639
Honam Petrochemical Corp.	2,450	580
Hyundai Heavy Industries Co., Ltd.	11,553	4,503
Hyundai Mipo Dockyard	3,436	677
Hyundai Motor Co.	18,382	2,807
Industrial Bank of Korea	44,260	729
Kia Motors Corp.	62,846	2,799
Kolon Industries, Inc. (b)	3,435	223
LG Chemical Ltd.	13,517	4,654
LG Corp.	7,563	581
Lotte Shopping Co., Ltd.	3,373	1,406
Samsung Electronics Co., Ltd.	2,731	2,281
SKC Co., Ltd.	27,160	911
S-Oil Corp.	11,430	931

		24,837

Malaysia—4.1%
AirAsia Bhd. (b)	1,062,200	871
Axiata Group Bhd. (b)	823,700	1,267
CIMB Group Holdings Bhd.	306,000	844
Genting Bhd.	708,400	2,567
RHB Capital Bhd	253,700	718

		6,267

Mexico—1.2%
Alfa SAB De C.V.	66,200	664
America Movil SAB De C.V. ADR, Ser. L	10,400	596
Industrias Penoles SAB De C.V.	13,670	503

		1,763

Philippines—1.4%
Alliance Global Group, Inc.	4,038,200	1,148
Semirara Mining Corp.	238,190	1,004

		2,152

Poland—2.5%
KGHM Polska Miedz S.A.	64,727	3,787

Russia—7.0%
Gazprom OAO ADR	74,421	1,885
Lukoil OAO ADR	68,755	3,934
MMC Norilsk Nickel ADR	46,735	1,106
NovaTek OAO GDR	14,240	1,702
Sberbank of Russian Federation (c)	580,556	1,986

		10,613

South Africa—4.9%
AngloGold Ashanti Ltd. ADR	24,300	1,196
Barloworld Ltd.	133,835	1,362
Imperial Holdings Ltd.	50,949	986
Mr Price Group Ltd.	185,067	1,868
MTN Group Ltd.	22,570	461
Nampak Ltd.	462,192	1,612

		7,485

Taiwan—13.9%
Advanced Semiconductor
Engineering, Inc.	600,000	692
Asia Polymer Corp.	444,000	719
Asustek Computer, Inc.	81,000	769
E. Sun Financial Holding Co. Ltd.	1,426,000	981
Eva Airways Corp. (b)	1,727,000	2,178
Formosa Plastics Corp.	1,596,000	5,336
HTC Corp.	95,000	2,929

	Shares	Value (000s)

Radium Life Tech Co., Ltd.	1,097,870	$1,638
Synnex Technology International Corp.	432,000	1,165
Uni-President Enterprises Corp.	1,713,000	2,540
Yang Ming Marine Transport (b)	2,209,000	2,139

		21,086

Thailand—4.3%
Banpu PCL	47,200	1,239
PTT PCL	317,700	3,367
Sri Trang Agro-Industry PCL	1,076,700	1,284
Thai Airways International PCL	377,400	614

		6,504

Turkey—2.6%
Dogus Otomotiv Servis ve Ticaret AS (b)	98,998	424
Gubre Fabrikalari T.A.S. (b)	116,341	1,288
KOC Holding AS	127,025	617
Turk Hava Yollari (b)	141,392	493
Turk Traktor ve Ziraat Makineleri AS	35,383	536
Turkiye Sise ve Cam Fabrikalari AS (b)	288,515	506

		3,864

United Kingdom—0.5%
Fresnillo PLC	29,919	783

Total Common Stock (cost—$109,103)		139,302

PREFERRED STOCK—5.1%
Brazil—5.1%
Banco Bradesco S.A.	68,690	1,351
Banco do Estado do Rio Grande do Sul, Class B	92,300	981
Braskem S.A.	239,900	2,944
Investimentos Itau S.A.	190,190	1,512
Marcopolo S.A.	127,900	539
Ultrapar Participacoes S.A.	7,200	456

Total Preferred Stock (cost—$6,912)		7,783

RIGHTS—0.0%
Brazil—0.0%
Banco Bradesco S.A., expires 1/31/11 (b) (cost—$0)	1,746	9

	Principal Amount (000s)
Repurchase Agreement—3.6%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $5,468; collateralized by Federal Home Loan Bank Discount Notes, zero coupon, due 1/10/11, valued at $5,580 (cost—$5,468)	$5,468	5,468

Total Investments (cost—$121,483) (a)—100.5%		152,562

Liabilities in excess of other assets—(0.5)%		(788)

Net Assets—100.0%		$151,774

12.31.10	Allianz Funds Semiannual Report	27

Schedule of Investments (cont.)

AGIC Emerging Markets Opportunities Fund

December 31, 2010 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $110,921, representing 73.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-Valued—Securities with an aggregate value of $1,986, representing 1.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

28	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

AGIC Global Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.0%
Australia—1.8%
Rio Tinto Ltd.	8,875	$777

Belgium—1.8%
Umicore	15,405	802

Brazil—3.2%
Banco do Brasil S.A.	40,300	763
Hypermarcas S.A. (b)	47,100	639

		1,402

Canada—2.2%
Potash Corp. of Saskatchewan, Inc.	6,100	945

China—3.1%
Bank of China Ltd.	1,250,000	661
Huabao International Holdings Ltd.	439,000	722
Peace Mark Holdings Ltd. (b)(c)	696,000	—

		1,383

Denmark—2.0%
Pandora A/S (b)	14,362	865

France—7.7%
BNP Paribas	9,817	625
Compagnie Generale des Etablissements Michelin, Class B	8,479	609
Danone	13,056	821
Ingenico	21,212	769
Pernod-Ricard S.A.	6,099	574

		3,398

Germany—8.3%
Bayerische Motoren Werke AG	9,378	739
Kabel Deutschland Holding AG (b)	22,300	1,046
MAN SE	5,503	655
Siemens AG	6,148	762
Tognum AG	16,727	440

		3,642

Israel—1.7%
Teva Pharmaceutical Industries Ltd. ADR	14,700	766

Japan—6.9%
Fanuc Corp.	7,200	1,101
Fast Retailing Co., Ltd.	3,300	523
Honda Motor Co., Ltd.	20,900	825
Mitsubishi Corp.	22,600	609

		3,058

Malaysia—2.1%
CIMB Group Holdings Bhd.	328,200	905

Netherlands—2.7%
ING Groep NV (b)	54,501	532
Koninklijke KPN NV	44,866	655

		1,187

Singapore—1.5%
United Overseas Bank Ltd.	48,000	681

Spain—2.6%
Iberdrola Renovables S.A.	181,722	646
Tecnicas Reunidas S.A.	7,927	505

		1,151

Sweden—1.8%
Atlas Copco AB, Class A	31,808	803

	Shares	Value (000s)

Thailand—1.5%
Kasikornbank PCL	164,000	$682

United Kingdom—12.5%
ARM Holdings PLC	122,639	837
BG Group PLC	25,948	526
Croda International PLC	38,678	979
HSBC Holdings PLC	69,373	709
IG Group Holdings PLC	140,274	1,120
John Wood Group PLC	97,303	852
Petrofac Ltd.	20,028	498

		5,521

United States—33.6%
Apple, Inc. (b)	3,100	1,000
Cameron International Corp. (b)	14,700	746
Caterpillar, Inc.	9,300	871
Celgene Corp. (b)	11,100	657
Cisco Systems, Inc. (b)	28,900	585
Covidien PLC	17,000	776
Discover Financial Services	47,100	873
Ecolab, Inc.	16,000	807
FedEx Corp.	7,400	688
Hess Corp.	12,000	918
Hewlett-Packard Co.	15,900	669
Interpublic Group of Cos., Inc. (b)	62,100	660
JPMorgan Chase & Co.	15,700	666
Nike, Inc., Class B	7,800	666
Occidental Petroleum Corp.	8,700	853
Oracle Corp.	33,100	1,036
Target Corp.	13,300	800
Thermo Fisher Scientific, Inc. (b)	16,600	919
Valspar Corp.	18,500	638

		14,828

Total Common Stock (cost—$33,122)		42,796

PREFERRED STOCK—1.2%
Germany—1.2%
Henkel AG & Co. KGaA (cost—$413)	8,670	538

	Principal Amount (000s)
Repurchase Agreement—2.1%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $910; collateralized by U.S. Treasury Notes, 1.875%, due 6/15/12, valued at $929 including accrued interest (cost—$910)	$910	910

Total Investments (cost—$34,445) (a)—100.3%		44,244

Liabilities in excess of other assets—(0.3)%		(129)

Net Assets—100.0%		$44,115

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $24,528, representing 55.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b) Non-income producing.

(c) Fair-Valued—Security with a aggregate value of $0, representing 0.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	29

Schedule of Investments

AGIC International Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—93.1%
Australia—3.7%
BHP Billiton Ltd.	27,857	$1,295
BHP Billiton Ltd. ADR	3,000	279
Rio Tinto Ltd.	27,106	2,374

		3,948

Belgium—0.7%
Bekaert S.A.	6,800	780

China—0.3%
Baidu, Inc. ADR (b)	3,300	319

Denmark—1.7%
Novo Nordisk A/S, Class B	15,834	1,784

France—9.5%
Arkema S.A.	18,985	1,369
BNP Paribas	16,619	1,058
Plastic Omnium S.A.	3,600	255
Renault S.A. (b)	20,705	1,205
Rhodia S.A.	20,234	670
Sanofi-Aventis S.A.	22,083	1,416
Societe Generale	24,388	1,312
Total S.A.	32,675	1,740
Total S.A. ADR	5,100	273
Valeo S.A. (b)	8,733	496
Vivendi S.A.	12,502	338

		10,132

Germany—4.2%
Bayerische Motoren Werke AG	8,085	637
Bayerische Motoren Werke AG ADR	9,400	245
Daimler AG (b)	7,273	492
Deutsche Lufthansa AG (b)	30,642	666
Fresenius Medical Care AG & Co. KGaA	10,990	632
Siemens AG	11,420	1,415
Siemens AG ADR	2,800	348

		4,435

Hong Kong—4.4%
Jardine Matheson Holdings Ltd.	18,800	827
Johnson Electric Holdings Ltd.	891,500	644
PCCW Ltd.	1,525,000	674
SJM Holdings Ltd.	1,110,000	1,761
Swire Pacific Ltd.	23,000	378
United Laboratories Ltd.	160,000	328

		4,612

Japan—26.1%
Aozora Bank Ltd.	252,000	520
Asahi Kasei Corp.	256,000	1,665
Avex Group Holdings, Inc.	33,800	494
Canon, Inc.	10,000	514
Daihatsu Motor Co., Ltd.	87,000	1,331
Dainippon Screen Manufacturing Co., Ltd. (b)	296,000	2,093
Dena Co., Ltd.	63,910	2,290
Fuji Heavy Industries Ltd.	103,000	794
Hitachi Ltd.	515,000	2,734
Idemitsu Kosan Co., Ltd.	12,800	1,356
Isuzu Motors Ltd.	127,000	574
ITOCHU Corp.	142,800	1,439
Kayaba Industry Co., Ltd.	226,000	1,725
Melco Holdings, Inc.	11,100	387
Mitsubishi Chemical Holdings Corp.	343,500	2,320
Nippon Denko Co., Ltd.	63,000	498
Nissan Motor Co., Ltd.	77,100	729
Sega Sammy Holdings, Inc.	57,600	1,092
Sumitomo Corp.	129,900	1,829

	Shares	Value (000s)

Sumitomo Mitsui Financial Group, Inc.	68,800	$2,436
Sumitomo Mitsui Financial
Group, Inc. ADR	40,200	286
Teijin Ltd.	156,000	664

		27,770

Netherlands—2.6%
Aegon NV (b)	193,138	1,182
ING Groep NV (b)	163,264	1,593

		2,775

Norway—2.1%
DnB NOR ASA	57,440	808
Yara International ASA	23,920	1,392

		2,200

Spain—1.0%
Antena 3 de Television S.A.	56,941	532
Tecnicas Reunidas S.A.	8,994	573

		1,105

Sweden—3.9%
Investor AB, Class B	78,489	1,680
Swedbank AB, Class A (b)	119,155	1,666
Tele2 AB, Class B	37,967	788

		4,134

Switzerland—5.5%
Allied World Assurance Co. Holdings Ltd.	14,400	856
Cie Financiere Richemont S.A.	23,812	1,400
Nestle S.A.	55,340	3,242
Nestle S.A. ADR	5,000	294

		5,792

United Kingdom—27.4%
3i Group PLC	216,801	1,114
Afren PLC (b)	151,839	350
Aggreko PLC	13,206	306
Antofagasta PLC	61,397	1,554
AstraZeneca PLC	5,750	262
AstraZeneca PLC ADR	5,900	273
BG Group PLC	42,938	871
BHP Billiton PLC	10,599	426
BHP Billiton PLC ADR	3,400	274
BP PLC	91,268	673
BP PLC ADR	11,600	512
British American Tobacco PLC	21,447	825
British American Tobacco PLC ADR	3,500	272
BT Group PLC	813,827	2,311
BT Group PLC ADR	9,000	257
Burberry Group PLC	28,224	496
Centrica PLC	71,697	372
Fresnillo PLC	53,137	1,390
HSBC Holdings PLC	134,186	1,371
HSBC Holdings PLC (c)	114,400	1,168
Kingfisher PLC	316,545	1,304
Old Mutual PLC	362,269	698
Reckitt Benckiser Group PLC	34,022	1,872
Rio Tinto PLC	4,787	341
Rio Tinto PLC ADR	3,700	265
Royal Dutch Shell PLC ADR	4,300	287
Royal Dutch Shell PLC, Class A	11,217	375
Royal Dutch Shell PLC, Class B	85,098	2,818
SABMiller PLC	12,977	457
Standard Chartered PLC	11,056	298
Standard Chartered PLC (c)	11,375	310
Vodafone Group PLC	1,054,428	2,768
Vodafone Group PLC ADR	10,000	264
Xstrata PLC	83,695	1,983

		29,117

Total Common Stock (cost—$87,186)		98,903

	Shares	Value (000s)

PREFERRED STOCK—4.2%
Germany—4.2%
Bayerische Motoren Werke AG	5,064	$261
ProSiebenSat.1 Media AG	59,248	1,778
Volkswagen AG	15,076	2,451

Total Preferred Stock (cost—$3,015)		4,490

	Principal Amount (000s)
Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $3,712; collateralized by U.S. Treasury Notes, 0.625%, due 12/31/12, valued at $3,790 including accrued interest (cost—$3,712)	$3,712	3,712

Total Investments (cost—$93,913) (a)—100.8%		107,105

Liabilities in excess of other assets—(0.8)%		(867)

Net Assets—100.0%		$106,238

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $98,089, representing 92.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security trading on Hong Kong Stock Exchange.

Glossary:
ADR—American Depositary Receipt

30	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

AGIC Pacific Rim Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Australia—18.4%
Australia & New Zealand Banking Group Ltd.	119,828	$2,862
BHP Billiton Ltd.	150,969	7,020
BHP Billiton Ltd. ADR	11,200	1,041
Boart Longyear Group	396,107	1,850
Incitec Pivot Ltd.	1,104,831	4,479
National Australia Bank Ltd.	93,758	2,275
Newcrest Mining Ltd.	55,382	2,297
Rio Tinto Ltd.	44,161	3,867
Seek Ltd.	151,745	1,030

		26,721

China—6.5%
Anhui Conch Cement Co., Ltd.	256,000	1,199
Baidu, Inc. ADR (b)	13,200	1,274
Bank of China Ltd.	3,084,000	1,630
China Yurun Food Group Ltd.	620,000	2,048
Noah Holdings Ltd. ADR (b)	19,200	375
Sinopharm Group Co.	410,400	1,430
Zhuzhou CSR Times Electric Co., Ltd.	399,000	1,569

		9,525

Hong Kong—9.9%
AIA Group Ltd. (b)	480,351	1,350
BOC Hong Kong Holdings Ltd.	1,017,000	3,478
Hong Kong Exchange & Clearing Ltd.	44,300	1,004
Hongkong Land Holdings Ltd.	285,000	2,057
MTR Corp.	479,000	1,743
Sun Hung Kai Properties Ltd.	64,000	1,058
Wharf Holdings Ltd.	493,000	3,791

		14,481

India—2.0%
ICICI Bank Ltd.	62,457	1,590
Infrastructure Development Finance Co., Ltd.	313,790	1,284
Zee Learn Ltd. (b)	51,013	32

		2,906

Indonesia—1.1%
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (b)	5,591,000	899
Gudang Garam Tbk PT	142,500	632

		1,531

Japan—40.2%
All Nippon Airways Co., Ltd. (b)	192,000	715
Asahi Breweries Ltd.	36,900	712
Canon, Inc.	66,800	3,431
Dena Co., Ltd.	25,400	910
Denso Corp.	61,200	2,104
Fanuc Corp.	34,100	5,212
Hamamatsu Photonics KK	22,100	806
Honda Motor Co., Ltd.	152,100	6,003
Honda Motor Co., Ltd. ADR	31,000	1,224
Keihin Corp.	92,000	2,063
Keyence Corp.	6,600	1,904
Komatsu Ltd.	102,700	3,091
Marubeni Corp.	397,000	2,779
Mitsubishi Corp.	84,000	2,264
Mitsubishi Estate Co., Ltd.	79,000	1,460
Mitsubishi UFJ Financial Group, Inc.	299,800	1,617
Mitsui & Co., Ltd.	50,800	836
Murata Manufacturing Co., Ltd.	40,000	2,792
Nippon Telegraph & Telephone Corp.	48,300	2,200

	Shares	Value (000s)

Nissan Motor Co., Ltd.	99,000	$937
Nissan Motor Co., Ltd. ADR	7,700	146
Nitto Denko Corp.	57,200	2,683
NTT DoCoMo, Inc.	680	1,184
NTT DoCoMo, Inc. ADR	8,400	146
Sony Corp.	31,400	1,123
Sony Corp. ADR	23,800	850
Sumitomo Corp.	217,200	3,058
Sumitomo Mitsui Financial Group, Inc.	66,800	2,365
Toshiba Corp.	391,000	2,122
Tsuruha Holdings, Inc.	21,700	1,034
Unicharm Corp.	18,000	715

		58,486

Korea (Republic of)—3.3%
Hyundai Motor Co.	20,210	3,086
Samsung Electronics Co., Ltd.	2,049	1,711

		4,797

Malaysia—2.5%
CIMB Group Holdings Bhd.	1,317,200	3,632

Singapore—4.0%
Overseas Union Enterprise Ltd.	588,000	1,510
SATS Ltd.	849,000	1,905
Singapore Airlines Ltd.	196,000	2,372

		5,787

Taiwan—5.2%
Acer, Inc.	229,000	707
Far Eastern New Century Corp.	1,166,000	1,974
HTC Corp.	75,000	2,312
Taiwan Semiconductor Manufacturing Co., Ltd.	318,000	774
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	143,600	1,801

		7,568

Thailand—1.3%
Kasikornbank PCL	465,200	1,936

United Kingdom—4.1%
BHP Billiton PLC	19,138	770
HSBC Holdings PLC	37,933	387
HSBC Holdings PLC ADR	29,900	1,526
Rio Tinto PLC ADR	16,200	1,161
Standard Chartered PLC	80,043	2,179

		6,023

Total Common Stock (cost—$118,922)		143,393

	Principal Amount (000s)
Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $2,288; collateralized by Federal Home Loan Bank Discount Notes, zero coupon , due 1/10/11, valued at $2,335 (cost—$2,288)	$2,288	2,288

Total Investments (cost—$121,210) (a)—100.1%		145,681

Liabilities in excess of other assets—(0.1)%		(131)

Net Assets—100.0%		$145,550

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $132,466, representing 91.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	31

Schedule of Investments

NFJ International Value Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.4%
Australia—3.7%
Australia & New Zealand Banking Group Ltd. ADR	1,452,600	$34,920
Telstra Corp. Ltd. ADR	2,400,000	34,440

		69,360

Belgium—2.8%
Delhaize Group S.A. ADR	700,000	51,597

Brazil—10.8%
Banco Bradesco S.A. ADR	1,704,600	34,586
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,450,300	76,692
Cia Paranaense de Energia ADR, Class P	2,285,000	57,514
Petroleo Brasileiro S.A. ADR	800,000	30,272

		199,064

Canada—9.6%
Agrium, Inc.	400,000	36,700
Nexen, Inc.	1,800,000	41,220
Toronto-Dominion Bank	450,000	33,440
TransCanada Corp.	518,700	19,731
Yamana Gold, Inc.	3,650,000	46,720

		177,811

China—2.1%
Huaneng Power International, Inc. ADR	777,700	16,627
Yanzhou Coal Mining Co., Ltd. ADR	714,000	21,849

		38,476

Finland—0.8%
Nokia Oyj ADR	1,404,800	14,498

France—3.0%
France Telecom S.A. ADR	2,626,100	55,358

Germany—1.8%
Siemens AG ADR	275,000	34,169

Israel—0.8%
Teva Pharmaceutical Industries Ltd. ADR	300,000	15,639

Japan—8.8%
Asahi Glass Co., Ltd. ADR	1,741,600	20,290
Fuji Heavy Industries Ltd. ADR	292,700	22,830
Fujitsu Ltd. ADR	500,000	17,510
Mitsui & Co., Ltd. ADR	125,000	41,019
Nippon Yusen KK ADR	2,038,500	17,857
Nitto Denko Corp. ADR	900,000	42,732

		162,238

Korea (Republic of)—5.0%
POSCO ADR	375,000	40,384
SK Telecom Co., Ltd. ADR	1,800,000	33,534
Woori Finance Holdings Co., Ltd. ADR	464,100	19,283

		93,201

Mexico—1.8%
Coca-Cola Femsa SAB De C.V. ADR	400,000	32,972

Norway—4.0%
Frontline Ltd.	600,000	15,222
Statoil ASA ADR	2,453,500	58,320

		73,542

	Shares	Value (000s)

Singapore—2.0%
United Overseas Bank Ltd. ADR	1,313,700	$37,256

South Africa—3.4%
Sasol Ltd. ADR	1,200,000	62,460

Sweden—2.0%
Svenska Cellulosa AB ADR	2,309,400	36,258

Switzerland—2.8%
Zurich Financial Services AG ADR	2,015,300	52,176

Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,547,000	19,399

Turkey—1.0%
Turkcell Iletisim Hizmet AS ADR	1,050,000	17,986

United Kingdom—23.5%
AstraZeneca PLC ADR	1,147,700	53,012
BAE Systems PLC ADR	1,650,000	34,403
Barclays PLC ADR	930,300	15,369
British American Tobacco PLC ADR	450,000	34,965
Compass Group PLC ADR	3,814,400	35,550
Diageo PLC ADR	489,200	36,362
GlaxoSmithKline PLC ADR	1,347,100	52,833
Marks & Spencer Group PLC ADR	1,350,000	15,525
Pearson PLC ADR	1,930,400	30,674
Rio Tinto PLC ADR	301,000	21,570
Royal Dutch Shell PLC ADR, Class A	800,000	53,424
Sage Group PLC ADR	970,100	16,695
Unilever PLC ADR	1,100,000	33,968

		434,350

United States—7.7%
Axis Capital Holdings Ltd.	900,000	32,292
Copa Holdings S.A., Class A	290,000	17,064
Covidien PLC	800,000	36,528
RenaissanceRe Holdings Ltd.	900,000	57,321

		143,205

Total Common Stock (cost—$1,555,029)		1,821,015

	Principal Amount (000s)
Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $65,550; collateralized by U.S. Treasury Notes, 0.625%, due 12/31/12, valued at $66,916 including accrued interest (cost—$65,550)	$65,550	65,550

Total Investments (cost—$1,620,579)—101.9%		1,886,565

Liabilities in excess of other assets—(1.9)%		(35,405)

Net Assets—100.0%		$1,851,160

Glossary:
ADR—American Depositary Receipt

32	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Disciplined International Equity Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Brazil—0.9%
Petroleo Brasileiro S.A. ADR	10,100	$382

China—0.9%
China Construction Bank Corp.	425,000	382

Czech Republic—0.8%
CEZ AS	7,900	330

France—8.8%
Air Liquide S.A.	5,546	702
AXA S.A.	34,000	566
Danone	11,600	729
PPR S.A.	2,920	465
Total S.A.	25,300	1,348

		3,810

Germany—8.8%
Aixtron AG	12,500	466
Bayer AG	12,294	911
Metro AG	8,900	642
SAP AG	13,804	704
Siemens AG	8,975	1,112

		3,835

Hong Kong—0.9%
CNOOC Ltd.	161,000	385

India—1.2%
ICICI Bank Ltd.	20,800	530

Indonesia—1.1%
Perusahaan Gas Negara PT	1,000,000	491

Israel—1.5%
Teva Pharmaceutical Industries Ltd. ADR	12,600	657

Italy—2.5%
DiaSorin SpA	7,000	301
Intesa Sanpaola SpA	139,000	378
Saipem SpA	8,600	425

		1,104

Japan—21.5%
Benesse Holdings, Inc.	11,500	529
Fujitsu Ltd.	72,000	499
JGC Corp.	25,000	542
KDDI Corp.	89	513
Komatsu Ltd.	19,000	572
Kuraray Co., Ltd.	56,000	799
Kurita Water Industries Ltd.	18,000	565
Nidec Corp.	6,000	605
Nintendo Co., Ltd.	2,200	642
Nippon Electric Glass Co., Ltd.	55,000	790
Nitto Denko Corp.	10,800	507
SMC Corp.	3,500	597
Softbank Corp.	16,800	579
Sumitomo Mitsui Financial Group, Inc.	24,700	875
Yahoo! Japan Corp.	1,870	723

		9,337

Korea (Republic of)—1.2%
KT Corp.	13,000	528

Netherlands—5.3%
ASML Holding NV	13,700	525
ING Groep NV (b)	62,000	605
Koninklijke KPN NV	35,600	520
Unilever NV	20,800	649

		2,299

	Shares	Value (000s)
Norway—1.0%
Marine Harvest ASA	425,000	$451

Singapore—1.8%
SembCorp Industries Ltd.	200,000	801

South Africa—2.0%
MTN Group Ltd.	22,000	449
Sasol Ltd.	8,000	421

		870

Spain—3.8%
Banco Bilbao Vizcaya Argentaria S.A.	64,200	654
Telefonica S.A.	43,000	982

		1,636

Sweden—2.2%
Elekta AB, Class B	8,800	338
Hennes & Mauritz AB, Class B	18,200	606

		944

Switzerland—5.2%
Actelion Ltd. (b)	8,500	465
Novartis AG	17,200	1,013
UBS AG (b)	46,500	763

		2,241

United Kingdom—27.9%
Anglo American PLC	29,100	1,522
BAE Systems PLC	138,000	711
Burberry Group PLC	13,700	241
Compass Group PLC	67,000	608
HSBC Holdings PLC	136,833	1,399
Kingfisher PLC	120,000	494
Meggitt PLC	144,000	833
Prudential PLC	91,000	951
Reckitt Benckiser Group PLC	17,125	942
Rio Tinto PLC	23,300	1,661
Serco Group PLC	62,600	543
Shire PLC	30,574	737
Smith & Nephew PLC	45,000	475
Standard Chartered PLC	27,000	729
Vodafone Group PLC	98,097	258

		12,104

Total Investments (cost—$39,975) (a)—99.3%		43,117

Other assets less liabilities—0.7%		304

Net Assets—100.0%		$43,421

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $41,613, representing 95.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	33

Schedule of Investments

RCM Global Resources Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—102.0%
Australia—3.4%
BHP Billiton Ltd.	35,500	$1,651

Brazil—3.8%
Gerdau S.A. ADR	56,955	797
Vale S.A. ADR	30,900	1,068

		1,865

Canada—10.3%
Barrick Gold Corp.	9,050	483
Canadian Natural Resources Ltd.	24,300	1,084
Goldcorp, Inc.	9,895	455
Potash Corp. of Saskatchewan, Inc.	3,725	577
Suncor Energy, Inc.	29,988	1,155
Teck Resources Ltd., Class B	21,210	1,311

		5,065

France—1.2%
Air Liquide S.A.	4,620	585

Luxembourg—1.6%
ArcelorMittal	21,135	804

Netherlands—4.1%
Core Laboratories NV	10,615	945
LyondellBasell Industries NV,
Class A (b)	31,205	1,074

		2,019

Switzerland—2.6%
Weatherford International Ltd. (b)	55,910	1,275

United Kingdom—9.7%
BG Group PLC	45,485	923
Rio Tinto PLC	23,426	1,670
Royal Dutch Shell PLC, Class A	34,877	1,164
Xstrata PLC	42,630	1,010

		4,767

United States—65.3%
Air Products & Chemicals, Inc.	11,880	1,080
Allegheny Technologies, Inc.	7,980	440
Alpha Natural Resources, Inc. (b)	27,655	1,660
Anadarko Petroleum Corp.	21,435	1,633
Arch Coal, Inc.	50,700	1,778
Cameron International Corp. (b)	39,900	2,024
Cliffs Natural Resources, Inc.	12,740	994
Concho Resources, Inc. (b)	7,910	693
Consol Energy, Inc.	11,480	560
Devon Energy Corp.	6,315	496
Dow Chemical Co.	34,110	1,165
Exxon Mobil Corp.	11,980	876
FMC Technologies, Inc. (b)	8,340	742
Freeport-McMoRan Copper &
Gold, Inc.	7,000	841
Halliburton Co.	11,780	481
International Paper Co.	26,850	731
Marathon Oil Corp.	12,755	472
Monsanto Co.	14,260	993
National-Oilwell Varco, Inc.	31,650	2,128
Newfield Exploration Co. (b)	11,320	816
Newmont Mining Corp.	9,990	614
Noble Energy, Inc.	10,480	902
Oasis Petroleum, Inc. (b)	22,920	622
Occidental Petroleum Corp.	7,740	759
Peabody Energy Corp.	19,820	1,268
PetroHawk Energy Corp. (b)	39,740	725
Pioneer Natural Resources Co.	9,275	805
Range Resources Corp.	15,985	719
Schlumberger Ltd.	27,730	2,315
Southwestern Energy Co. (b)	29,760	1,114

	Shares	Value (000s)
Steel Dynamics, Inc.	35,080	$642
U.S. Steel Corp.	15,945	932

		32,020

Total Common Stock (cost—$37,625)		50,051

	Principal Amount (000s)
Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $375; collateralized by Federal Home Loan Bank Discount Notes, zero coupon, due 1/10/11, valued at $385 (cost—$375)	$375	375

Total Investments (cost—$38,000) (a)—102.8%		50,426

Liabilities in excess of other assets—(2.8)%		(1,355)

Net Assets—100.0%		$49,071

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $7,807, representing 15.9% of net assets were valued utilizing modeling tools provided by a third party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

34	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.6%
Australia—0.5%
Perseus Mining Ltd. (b)	133,000	$461

Austria—1.6%
Andritz AG	7,983	735
Conwert Immobilien Invest SE	23,876	343
Schoeller-Bleckmann Oilfield Equipment AG	5,860	507

		1,585

Bermuda—0.4%
Pou Sheng International Holdings Ltd. (b)	2,270,000	397

Canada—0.7%
MDC Partners, Inc., Class A	38,960	673

China—2.4%
Beijing Jingkelong Co., Ltd.	453,000	600
Camelot Information Systems, Inc. ADR (b)	39,340	941
Comtec Solar Systems Group Ltd.	892,000	337
Guangzhou Shipyard International Co., Ltd.	222,000	492
Peace Mark Holdings Ltd. (b)(c)	932,000	—

		2,370

Denmark—0.3%
Christian Hansen Holding A/S	15,628	320

Finland—2.7%
Nokian Renkaat Oyj	19,594	720
Outotec Oyj	10,996	681
Ramirent Oyj	36,465	480
Talvivaara Mining Co. PLC (b)	28,252	267
Vacon PLC	9,317	486

		2,634

France—0.3%
Virbac S.A.	1,845	321

Germany—3.0%
Delticom AG	9,195	820
Deutsche Wohnen AG (b)	20,835	293
Dialog Semiconductor PLC (b)	37,910	862
Pfeiffer Vacuum Technology AG	3,470	407
Software AG	3,275	480

		2,862

Hong Kong—0.5%
Dream International Ltd.	2,060,000	424

Israel—0.9%
Radware Ltd. (b)	22,995	862

Japan—8.9%
Aozora Bank Ltd.	234,000	483
Denki Kagaku Kogyo KK	66,000	312
EPS Co., Ltd.	141	344
Kakaku.com, Inc.	55	326
Keihin Corp.	13,400	301
Kimoto Co., Ltd.	41,200	417
Maruwa Co. Ltd.	23,400	690
Megachips Corp.	17,700	357
Message Co., Ltd.	165	467
Nichicon Corp.	36,800	518
Nichi-iko Pharmaceutical Co., Ltd.	11,100	389
Nippon Shokubai Co., Ltd.	53,000	546
Nittoku Engineering Co., Ltd.	25,600	324
NOK Corp.	17,500	363
Sanyo Special Steel Co., Ltd.	88,000	529

	Shares	Value (000s)

Satori Electric Co., Ltd.	42,700	$310
Sintokogio Ltd.	43,200	409
Stella Chemifa Corp.	7,000	328
Toho Zinc Co., Ltd.	62,000	329
Tokyo Ohka Kogyo Co., Ltd.	24,000	514
Tokyo Tatemono Co., Ltd.	72,000	332

		8,588

Korea (Republic of)—0.6%
Hyundai Department Store Co., Ltd.	4,550	559

Netherlands—1.5%
Imtech NV	13,230	503
Nutreco Holding NV	5,300	402
Unit 4 NV	17,635	572

		1,477

Norway—1.2%
Prosafe SE	58,415	465
Schibsted ASA	23,440	695

		1,160

Philippines—1.1%
Alliance Global Group, Inc.	2,240,400	637
International Container Terminal Services, Inc.	367,800	377

		1,014

Sweden—1.9%
Elekta AB, Class B	15,085	580
JM AB	33,764	790
Lindab International AB (b)	34,099	448

		1,818

Switzerland—3.6%
Aryzta AG (b)	7,815	365
Dufry Group (b)	6,695	901
Interroll Holding AG (b)	1,180	464
Swissquote Group Holding S.A.	7,950	455
Temenos Group AG (b)	18,345	763
Vetropack Holding AG	270	513

		3,461

Taiwan—0.9%
Career Technology Co., Ltd.	284,000	439
Catcher Technology Co., Ltd.	121,000	448

		887

United Kingdom—6.7%
Ashmore Group PLC	81,410	426
Aveva Group PLC	18,965	478
Croda International PLC	32,090	812
Derwent London PLC, REIT	18,500	452
Domino’s Pizza UK & IRL PLC	53,830	464
Hikma Pharmaceuticals PLC	51,290	650
Hunting PLC	22,760	261
John Wood Group PLC	72,625	636
Michael Page International PLC	87,835	762
Restaurant Group PLC	132,215	568
Rotork PLC	18,520	529
Spirax-Sarco Engineering PLC	16,060	485

		6,523

United States—55.9%
Acme Packet, Inc. (b)	11,215	596
Actuant Corp., Class A	30,535	813
AMR Corp. (b)	80,315	626
Ariba, Inc. (b)	35,350	830
Aruba Networks, Inc. (b)	26,960	563
Aspen Technology, Inc. (b)	50,840	646
Atlas Air Worldwide Holdings, Inc. (b)	10,225	571
Barnes Group, Inc.	33,875	700
BE Aerospace, Inc. (b)	21,275	788

	Shares	Value (000s)

Blue Coat Systems, Inc. (b)	24,030	$718
BroadSoft, Inc. (b)	20,675	494
Calix, Inc. (b)	40,590	686
Caribou Coffee Co., Inc. (b)	50,758	512
Carpenter Technology Corp.	13,125	528
Carrizo Oil & Gas, Inc. (b)	18,150	626
Cavium Networks, Inc. (b)	14,940	563
Cheesecake Factory, Inc. (b)	25,155	771
Citi Trends, Inc. (b)	20,180	496
Clean Harbors, Inc. (b)	9,345	786
Codexis, Inc. (b)	29,875	317
Coinstar, Inc. (b)	11,425	645
Commvault Systems, Inc. (b)	28,065	803
Cooper Cos., Inc.	11,045	622
Cypress Semiconductor Corp. (b)	39,810	740
Diamond Foods, Inc.	10,170	541
Dionex Corp. (b)	4,830	570
Dril-Quip, Inc. (b)	7,260	564
Emergency Medical Services Corp., Class A (b)	11,140	720
Emulex Corp. (b)	55,080	642
Fairchild Semiconductor
International, Inc. (b)	38,780	605
Finisar Corp. (b)	20,055	596
Fresh Market, Inc. (b)	8,738	360
Genesee & Wyoming, Inc., Class A (b)	13,830	732
Gentiva Health Services, Inc. (b)	14,240	379
G-III Apparel Group Ltd. (b)	19,040	669
Greenhill & Co., Inc.	6,185	505
Halozyme Therapeutics, Inc. (b)	44,815	355
Health Management Associates, Inc., Class A (b)	48,735	465
HeartWare International, Inc. (b)	4,270	374
HH Gregg, Inc. (b)	17,805	373
HMS Holdings Corp. (b)	9,895	641
Iberiabank Corp.	9,050	535
IPC The Hospitalist Co., Inc. (b)	16,490	643
Ironwood Pharmaceuticals, Inc. (b)	28,155	291
Key Energy Services, Inc. (b)	46,080	598
Korn/Ferry International (b)	28,600	661
Lattice Semiconductor Corp. (b)	109,860	666
Maidenform Brands, Inc. (b)	20,535	488
Marten Transport Ltd.	23,750	508
Masimo Corp.	14,695	427
MedAssets, Inc. (b)	22,330	451
Meritage Homes Corp. (b)	16,035	356
Natus Medical, Inc. (b)	36,105	512
NewStar Financial, Inc. (b)	69,550	735
Oasis Petroleum, Inc. (b)	12,890	350
OfficeMax, Inc. (b)	36,335	643
Packaging Corp. of America	20,135	520
PH Glatfelter Co.	32,510	399
Pharmasset, Inc. (b)	8,640	375
Plexus Corp. (b)	21,090	653
Polaris Industries, Inc.	11,195	873
Popular, Inc. (b)	152,585	479
Primo Water Corp. (b)	37,755	536
Radiant Systems, Inc. (b)	26,360	516
Regal-Beloit Corp.	10,595	707
RightNow Technologies, Inc. (b)	18,905	448
Roadrunner Transportation Systems, Inc. (b)	40,375	584
Rockwood Holdings, Inc. (b)	18,385	719
Sabra Healthcare, Inc., REIT	21,566	397
SemiLEDs Corp. (b)	16,535	480
Sirona Dental Systems, Inc. (b)	16,605	694
Snap-On, Inc.	11,190	633
Solera Holdings, Inc.	12,944	664
Sourcefire, Inc. (b)	21,650	561
Stifel Financial Corp. (b)	11,480	712
Sunstone Hotel Investors, Inc., REIT (b)	41,700	431

12.31.10	Allianz Funds Semiannual Report	35

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)
Synchronoss Technologies, Inc. (b)	19,400	$518
Taleo Corp., Class A (b)	23,205	642
Texas Roadhouse, Inc. (b)	31,475	540
Thoratec Corp. (b)	7,225	205
TiVo, Inc. (b)	42,035	363
Tractor Supply Co.	11,850	575
TriQuint Semiconductor, Inc. (b)	57,850	676
Ultimate Software Group, Inc. (b)	16,690	812
Under Armour, Inc., Class A (b)	8,815	483
United Therapeutics Corp. (b)	5,245	332
Veeco Instruments, Inc. (b)	13,845	595
Vera Bradley, Inc. (b)	17,860	589
Volcano Corp. (b)	22,785	622
WABCO Holdings, Inc. (b)	8,405	512
Warnaco Group, Inc. (b)	11,645	641
WESCO International, Inc. (b)	12,935	683
Western Alliance Bancorp (b)	87,430	643
Westlake Chemical Corp.	8,670	377
WMS Industries, Inc. (b)	12,100	547

		54,131

Total Common Stock (cost—$74,335)		92,527

	Principal Amount (000s)
Repurchase Agreement—5.9%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $5,683; collateralized by U.S. Treasury Bills, 0.667%, due 1/27/11, valued at $5,797 including accrued interest (cost—$5,683)	$5,683	5,683

Total Investments (cost—$80,018) (a)—101.5%		98,210

Liabilities in excess of other assets—(1.5)%		(1,442)

Net Assets—100.0%		$96,768

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $34,164, representing 34.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-Valued—Security with a aggregate value of $0, representing 0.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

36	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Technology Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—80.4%
Automobiles—0.0%
Tesla Motors, Inc. (c)	5,300	$141

Chemicals—0.0%
Wacker Chemie AG	100	17

Communications Equipment—13.4%
Acme Packet, Inc. (c)	218,290	11,604
ADTRAN, Inc. (b)	1,326,935	48,048
Ciena Corp. (c)	100	2
F5 Networks, Inc. (b)(c)	449,250	58,474
HTC Corp.	19,057	588
JDS Uniphase Corp. (c)	100	2
Motorola, Inc. (c)	35,620	323
Polycom, Inc. (c)	100	4
QUALCOMM, Inc.	222,625	11,018
Riverbed Technology, Inc. (c)	963,160	33,874
Tellabs, Inc.	100	1

		163,938

Computers & Peripherals—4.2%
Acer, Inc. GDR	6,216	97
Apple, Inc. (b)(c)	155,385	50,121
EMC Corp. (b)(c)	61,195	1,401
Hewlett-Packard Co.	11,200	472
NetApp, Inc. (c)	100	5

		52,096

Construction & Engineering—0.0%
Fluor Corp.	970	64

Electrical Equipment—0.5%
Cooper Industries PLC	83,700	4,879
Nidec Corp.	16,200	1,633

		6,512

Electronic Equipment, Instruments & Components—5.6%
Amphenol Corp., Class A	504,750	26,641
Dolby Laboratories, Inc., Class A (c)	14,500	967
Hitachi Ltd.	4,375,000	23,228
Itron, Inc. (b)(c)	100	5
LG Display Co., Ltd.	28,400	993
LG Display Co., Ltd. ADR	254,778	4,522
LG Innotek Co., Ltd.	1,000	118
Nippon Electric Glass Co., Ltd.	820,000	11,770
Samsung Electro-Mechanics Co., Ltd.	1,703	186
TPK Holding Co., Ltd. (c)	1,000	23
Wintek Corp. (c)	1,000	2

		68,455

Financial Services—0.0%
MasterCard, Inc., Class A	2,400	538

Health Care Technology—0.0%
athenahealth, Inc. (c)	1,000	41

Hotels, Restaurants & Leisure—0.9%
Ctrip.com International Ltd. ADR (c)	271,500	10,982

Internet & Catalog Retail—5.4%
Amazon.com, Inc. (b)(c)	219,610	39,530
E-Commerce China Dangdang, Inc. ADR (c)	34,704	939
NetFlix, Inc. (b)(c)	148,580	26,106

		66,575

Internet Software & Services—9.2%
Alibaba.com Ltd.	1,000	2
Baidu, Inc. ADR (b)(c)	550,705	53,160

	Shares	Value (000s)

ChinaCache International Holdings Ltd. ADR (c)	16,620	$346
eBay, Inc. (c)	335,000	9,323
Google, Inc., Class A (b)(c)	20,820	12,366
Netease.com ADR (c)	256,640	9,277
SINA Corp. (c)	398,175	27,402
Yahoo!, Inc. (c)	100	2
Youku.com, Inc. ADR (c)	18,717	655

		112,533

IT Services—2.5%
Cognizant Technology Solutions Corp., Class A (b)(c)	427,830	31,356

Semiconductors & Semiconductor Equipment—19.0%
Aixtron SE	383,070	14,275
Analog Devices, Inc.	632,080	23,811
Atmel Corp. (c)	259,470	3,197
Avago Technologies Ltd.	452,000	12,868
Broadcom Corp., Class A	537,630	23,414
Cirrus Logic, Inc. (c)	141,735	2,265
Cree, Inc. (c)	583,400	38,440
Cypress Semiconductor Corp. (c)	179,130	3,328
Epistar Corp.	4,000	15
First Solar, Inc. (c)	39,605	5,154
Intel Corp.	100	2
NXP Semiconductor NV (c)	194,060	4,062
ON Semiconductor Corp. (c)	1,413,000	13,960
Rubicon Technology, Inc. (c)	100	2
Seoul Semiconductor Co., Ltd.	349,771	12,496
Skyworks Solutions, Inc. (c)	655,800	18,776
SMA Solar Technology AG	7,075	654
Spansion, Inc., Class A (c)	162,160	3,357
SunPower Corp., Class B (c)	1,142,595	14,180
Taiwan Semiconductor Manufacturing Co., Ltd.	232,694	566
Texas Instruments, Inc.	310,080	10,078
Veeco Instruments, Inc. (c)	648,210	27,847

		232,747

Software—19.7%
Activision Blizzard, Inc. (b)	100	1
Adobe Systems, Inc. (c)	1,000	31
Citrix Systems, Inc. (b)(c)	246,185	16,841
Concur Technologies, Inc. (c)	1,600	83
Informatica Corp. (c)	411,100	18,101
Intuit, Inc. (b)(c)	454,855	22,424
Longtop Financial Technologies
Ltd. ADR (c)	635,850	23,005
Microsoft Corp. (b)	38,215	1,067
Oracle Corp. (b)	6,300	197
QLIK Technologies, Inc. (c)	33,320	860
Red Hat, Inc. (c)	549,635	25,091
Salesforce.com, Inc. (b)(c)	486,535	64,223
SuccessFactors, Inc. (c)	1,069,203	30,964
Symantec Corp. (c)	100	2
TIBCO Software, Inc. (b)(c)	1,847,435	36,413
VanceInfo Technologies, Inc. ADR (c)	58,730	2,029
VMware, Inc., Class A (c)	100	9

		241,341

Wireless Telecommunication Services—0.0%
American Tower Corp., Class A (c)	290	15

Total Common Stock (cost—$608,711)		987,351

	Shares	Value (000s)

EXCHANGE-TRADED FUNDS—0.0%
iShares FTSE / Xinhua A50 China Index	216,700	$355
iShares MSCI Emerging Markets Index	100	5

Total Exchange-Traded Funds (cost—$366)		360

	Principal Amount (000s)
Repurchase Agreement—8.4%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $102,926; collateralized by Federal Home Loan Bank Discount Notes, zero coupon, due 1/10/11, valued at $3,010; U.S. Treasury Bills, 0.667%, due 1/27/11, valued at $82,264 including accrued interest; and U.S. Treasury Notes, 2.75%, due 12/31/17, valued at $19,714 including accrued interest (cost—$102,926)	$102,926	102,926

OPTIONS PURCHASED (c)—9.3%
	Contracts
Call Options—8.1%
Activision Blizzard, Inc. (CBOE),
strike price $14, expires 2/19/11	8,000	88
strike price $15, expires 1/22/11	11,240	11
Apple, Inc. (CBOE),
strike price $220, expires 1/22/11	400	4,082
strike price $220, expires 1/21/12	1,170	13,162
strike price $320, expires 2/19/11	2,100	3,381
strike price $340, expires 2/19/11	1,838	1,378
Citrix Systems, Inc. (CBOE),
strike price $65, expires 1/21/12	2,450	3,075
Cree, Inc. (CBOE),
strike price $57.50, expires 1/21/12	2,500	4,262
Cypress Semiconductor Corp. (CBOE),
strike price $12.50, expires 1/21/12	11,600	7,888
Dolby Laboratories, Inc. (CBOE),
strike price $65, expires 3/19/11	3,100	1,457
Google, Inc. (CBOE),
strike price $520, expires 3/19/11	1,250	10,125
Intuit, Inc. (CBOE),
strike price $50, expires 1/21/12	6,197	3,439
NetEase.com ADR (CBOE),
strike price $42, expires 3/19/11	5,250	578

12.31.10	Allianz Funds Semiannual Report	37

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2010 (unaudited)

	Contracts	Value (000s)

Netflix, Inc. (CBOE),
strike price $125, expires 1/21/12	1,100	$7,329
Polycom, Inc. (CBOE),
strike price $32.50, expires 1/22/11	5,800	3,886
Riverbed Technology, Inc. (CBOE),
strike price $12.50, expires 1/22/11	10,800	24,678
Texas Instruments, Inc. (CBOE),
strike price $35, expires 1/21/12	8,200	2,091
TIBCO Software, Inc. (CBOE),
strike price $20, expires 1/21/12	4,700	1,469
strike price $22.50, expires 1/21/12	240	55
Yahoo!, Inc. (CBOE),
strike price $17.50, expires 1/19/13	22,200	6,993

		99,427

Put Options—1.2%
Amazon.com, Inc. (CBOE),
strike price $150, expires 1/22/11	1,000	23
Informatica Corp. (CBOE),
strike price $30, expires 3/19/11	1,600	36
Marvell Technology Group Ltd. (CBOE),
strike price $18, expires 2/19/11	33,800	2,535
Powershares QQQ (CBOE),
strike price $54, expires 4/16/11	38,000	8,360
SPDR S&P 500 ETF Trust (CBOE),
strike price $114, expires 1/22/11	15,000	225
Technology Select Sector SPDR (CBOE),
strike price $23, expires 3/19/11	110,000	3,190

		14,369

Total Options Purchased (cost—$75,176)		113,796

Total Investments before options written and securities sold short (cost—$787,179)—98.1%		1,204,433

OPTIONS WRITTEN (c)—(2.3)%
Call Options—(0.8)%
Amazon.com, Inc. (CBOE),
strike price $180, expires 1/22/11	600	(291)
Baidu, Inc. ADR (CBOE),
strike price $110, expires 1/22/11	1,200	(44)
strike price $120, expires 1/22/11	659	(4)
Cognizant Technology Solutions (CBOE),
strike price $65, expires 1/22/11	1,200	(1,032)
strike price $70, expires 1/22/11	3,078	(1,231)

	Contracts	Value (000s)

Ctrip.com International Ltd. ADR (CBOE),
strike price $49, expires 1/22/11	2,715	$(14)
F5 Networks, Inc. (CBOE),
strike price $150, expires 1/22/11	5,184	(549)
Google, Inc. (CBOE),
strike price $650, expires 3/19/11	1,250	(1,188)
Hewlett-Packard Co. (CBOE),
strike price $38, expires 8/20/11	102	(62)
strike price $60, expires 1/22/11	12,300	(12)
Informatica Corp. (CBOE),
strike price $40, expires 3/19/11	1,600	(912)
Longtop Financial Technologies Ltd. ADR (CBOE),
strike price $40, expires 3/19/11	1,600	(176)
strike price $45, expires 3/19/11	1,600	(44)
MasterCard, Inc. (CBOE),
strike price $200, expires 7/16/11	14	(50)
NetEase.com ADR (CBOE),
strike price $50, expires 3/19/11	5,250	(92)
Netflix, Inc. (CBOE),
strike price $210, expires 1/22/11	2,500	(135)
QUALCOMM, Inc. (CBOE),
strike price $45, expires 7/16/11	70	(45)
Riverbed Technology, Inc. (CBOE),
strike price $30, expires 1/22/11	3,200	(2,074)
strike price $32.50, expires 1/22/11	5,600	(1,904)
Rubicon Technology, Inc. (CBOE),
strike price $40, expires 3/19/11	6,000	(150)
Salesforce.com, Inc. (CBOE),
strike price $150, expires 2/19/11	1,400	(340)
SunPower Corp. (CBOE),
strike price $10, expires 1/21/12	204	(81)

		(10,430)

Put Options—(1.5)%
Activision Blizzard, Inc. (CBOE),
strike price $10, expires 1/22/11	7,000	(18)
strike price $10, expires 2/19/11	8,000	(40)
Amazon.com, Inc. (CBOE),
strike price $100, expires 1/22/11	1,028	(2)
strike price $130, expires 1/22/11	1,000	(7)
American Tower Corp. (CBOE),
strike price $35, expires 1/22/11	7,280	(73)
Apple, Inc. (CBOE),
strike price $175, expires 1/22/11	800	(2)

	Contracts	Value (000s)

strike price $180, expires 1/21/12	770	$(300)
strike price $190, expires 1/21/12	400	(194)
strike price $210, expires 1/22/11	850	(3)
strike price $220, expires 1/22/11	2,070	(8)
Baidu, Inc. ADR (CBOE),
strike price $87, expires 1/22/11	3,500	(245)
Cisco Systems, Inc. (CBOE),
strike price $19, expires 1/22/11	8,000	(80)
Citrix Systems, Inc. (CBOE),
strike price $50, expires 1/21/12	2,450	(894)
Corning, Inc. (CBOE),
strike price $14, expires 1/22/11	4,920	(10)
Cree, Inc. (CBOE),
strike price $40, expires 3/19/11	2,000	(30)
strike price $42.50, expires 1/21/12	2,500	(825)
Cypress Semiconductor Corp. (CBOE),
strike price $7.50, expires 1/21/12	11,600	(174)
Dolby Laboratories, Inc. (CBOE),
strike price $50, expires 3/19/11	3,100	(78)
Equinix, Inc. (CBOE),
strike price $55, expires 1/22/11	660	(5)
F5 Networks, Inc. (CBOE),
strike price $65, expires 1/22/11	6,174	(31)
strike price $85, expires 1/22/11	3,000	(15)
First Solar, Inc. (CBOE),
strike price $105, expires 3/19/11	1,100	(267)
strike price $105, expires 1/21/12	600	(652)
Google, Inc. (CBOE),
strike price $440, expires 3/19/11	400	(44)
strike price $460, expires 3/19/11	1,000	(175)
strike price $560, expires 3/19/11	300	(444)
Hewlett-Packard Co. (CBOE),
strike price $37, expires 1/22/11	13,000	(117)
Intuit, Inc. (CBOE),
strike price $40, expires 1/21/12	6,197	(1,456)
Marvell Technology Group Ltd. (CBOE),
strike price $15, expires 2/19/11	33,800	(270)
Microsoft Corp. (CBOE),
strike price $22.50, expires 1/22/11	35,000	(70)
Motorola, Inc. (CBOE),
strike price $5, expires 1/22/11	42,600	(43)
NetEase.com ADR (CBOE),
strike price $31, expires 3/19/11	5,250	(433)
Netflix, Inc. (CBOE),
strike price $85, expires 1/22/11	481	(1)

38	Allianz Funds Semiannual Report	12.31.10

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2010 (unaudited)

	Contracts	Value (000s)

strike price $90, expires 1/21/12	1,650	$(1,114)
strike price $115, expires 1/22/11	2,000	(14)
strike price $130, expires 1/22/11	2,040	(31)
strike price $135, expires 1/22/11	1,500	(33)
strike price $160, expires 3/19/11	400	(412)
Polycom, Inc. (CBOE),
strike price $22.50, expires 1/22/11	5,800	(29)
Powershares QQQ (CBOE),
strike price $49, expires 4/16/11	38,000	(3,420)
Riverbed Technology, Inc. (CBOE),
strike price $10, expires 1/22/11	12,800	(80)
strike price $15.50, expires 1/22/11	12,800	(64)
strike price $19.50, expires 1/22/11	16,800	(168)
Salesforce.com, Inc. (CBOE),
strike price $95, expires 2/19/11	2,000	(107)
strike price $100, expires 2/19/11	2,000	(152)
strike price $120, expires 2/19/11	528	(214)
SPDR S&P 500 ETF Trust (CBOE),
strike price $103, expires 1/22/11	20,000	(60)
Technology Select Sector SPDR (CBOE),
strike price $20, expires 3/19/11	110,000	(1,100)
Texas Instruments, Inc. (CBOE),
strike price $25, expires 1/21/12	8,200	(1,066)
TIBCO Software, Inc. (CBOE),
strike price $15, expires 1/21/12	4,700	(564)
strike price $17.50, expires 1/21/12	240	(49)
Yahoo!, Inc. (CBOE),
strike price $12.50, expires 1/19/13	22,200	(2,975)

		(18,658)

Total Options Written (premiums received—$102,092)		(29,088)

SECURITIES SOLD SHORT—(2.5)%
	Shares
Common Stock—(1.6)%
Chemicals—(0.0)%
Monsanto Co.	100	(7)
Mosaic Co.	100	(8)

		(15)

Communications Equipment—(0.9)%
Research In Motion Ltd. (c)	186,700	(10,853)

Computers & Peripherals—(0.0)%
Logitech International S.A. (c)	5,200	(96)

	Shares	Value (000s)
Electronic Equipment, Instruments & Components—(0.0)%
Molex, Inc.	4,100	$(93)

Internet Software & Services—(0.0)%
Equinix, Inc. (c)	2,700	(219)

Semiconductors & Semiconductor Equipment—(0.2)%
Advanced Micro Devices, Inc. (c)	9,400	(77)
Altera Corp.	3,200	(114)
ASML Holding NV	100	(4)
Marvell Technology Group Ltd. (c)	2,500	(47)
Micron Technology, Inc. (c)	296,980	(2,382)
Q-Cells SE (c)	37,395	(125)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,200	(52)
United Microelectronics Corp. ADR	1,600	(5)

		(2,806)

Software—(0.5)%
Autonomy Corp. PLC (c)	37,690	(887)
SAP AG ADR	96,600	(4,889)

		(5,776)

Total Common Stock (proceeds—$19,590)		(19,858)

Exchange-Traded Funds—(0.9)%
SPDR S&P 500 ETF Trust, Ser. 1 (proceeds—$9,149)	83,500	(10,502)

Total Securities Sold Short (proceeds—$28,739)		(30,360)

Total Investments net of options written and securities sold short (cost—$656,348) (a)—93.3%		1,144,985

Other assets less other liabilities—6.7%		82,352

Net Assets—100.0%		$1,227,337

Notes to Schedule of Investments (amounts in thousands):

(a) Securities with an aggregate value of $65,531, representing 5.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
GDR—Global Depositary Receipt
MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	39

Schedule of Investments

RCM Wellness Fund

December 31, 2010 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.1%
Beverages—0.7%
Hansen Natural Corp. (c)	17,810	$931

Biotechnology—9.7%
AEterna Zentaris, Inc. (c)	820,000	1,411
Alexion Pharmaceuticals, Inc. (c)	20,700	1,668
Amgen, Inc. (c)	45,815	2,515
Codexis, Inc. (c)	32,205	341
Exact Sciences Corp. (c)	37,755	226
Keryx Biopharmaceuticals, Inc. (c)	124,300	569
Pharmasset, Inc. (c)	32,300	1,402
Sunesis Pharmaceuticals, Inc. (c)	2,169,210	1,128
United Therapeutics Corp. (c)	53,660	3,392

		12,652

Food & Staples Retailing—0.9%
United Natural Foods, Inc. (c)	32,985	1,210

Food Products—7.5%
Ajinomoto Co., Inc.	129,000	1,340
Danone	32,050	2,015
Hain Celestial Group, Inc. (c)	72,630	1,965
Marine Harvest ASA	1,988,095	2,112
Nutreco Holding NV	18,100	1,375
SunOpta, Inc. (c)	116,700	913

		9,720

Health Care Equipment & Supplies—13.4%
Baxter International, Inc.	39,340	1,992
Beckman Coulter, Inc.	17,450	1,313
Cie Generale d’Optique Essilor International S.A.	31,665	2,040
Cooper Cos., Inc.	29,130	1,641
Edwards Lifesciences Corp. (c)	51,375	4,153
Hansen Medical, Inc. (c)	322,684	474
Intuitive Surgical, Inc. (c)	13,865	3,574
Omega Pharma	23,313	1,119
Volcano Corp. (c)	38,855	1,061

		17,367

Health Care Providers & Services—15.5%
Cardinal Health, Inc. (b)	140,520	5,383
Express Scripts, Inc. (c)	85,735	4,634
Fresenius Medical Care AG & Co. KGaA	64,695	3,720
Henry Schein, Inc. (c)	37,800	2,321
UnitedHealth Group, Inc. (b)	110,780	4,000

		20,058

Health Care Technology—1.2%
Cerner Corp. (c)	15,900	1,506

Leisure Equipment & Products—0.7%
Amer Sports Oyj, Class A	63,900	889

Life Sciences Tools & Services—9.0%
Agilent Technologies, Inc. (c)	49,760	2,061
Illumina, Inc. (c)	35,235	2,232
Life Technologies Corp. (c)	23,665	1,313
Mettler Toledo International, Inc. (c)	12,300	1,860
Thermo Fisher Scientific, Inc. (c)	76,100	4,213

		11,679

Personal Products—2.3%
Herbalife Ltd.	43,335	2,963

Pharmaceuticals—31.1%
Allergan, Inc.	76,980	5,286
Bayer AG	34,745	2,576

	Shares	Value (000s)
Hikma Pharmaceuticals PLC	102,970	$1,305
Mylan, Inc. (c)	68,065	1,438
Nichi-iko Pharmaceutical Co., Ltd.	36,800	1,289
Novartis AG	100,405	5,910
Novo Nordisk A/S, Class B	17,988	2,027
Perrigo Co.	30,475	1,930
Pfizer, Inc.	75,830	1,328
Sanofi-Aventis S.A.	13,540	868
Shionogi & Co., Ltd.	104,000	2,050
Shire PLC	208,670	5,031
Teva Pharmaceutical Industries
Ltd. ADR	121,100	6,313
Watson Pharmaceuticals, Inc. (c)	57,290	2,959

		40,310

Specialty Retail—1.6%
Fielmann AG	22,420	2,131

Textiles, Apparel & Luxury Goods—3.5%
Adidas AG	32,905	2,140
Lululemon Athletica, Inc. (c)	19,650	1,344
Peak Sport Products Co., Ltd.	1,628,000	1,070

		4,554

Total Common Stock (cost—$105,466)		125,970

WARRANTS—0.2%
	Units
Pharmaceuticals—0.2%
Sunesis Pharmaceuticals, Inc., expires 10/6/15 (c)(d) (cost—$126)	1,084,605	286

	Principal Amount (000s)

REPURCHASE AGREEMENT—2.9%
State Street Bank & Trust Co., dated 12/31/10, 0.01%, due 1/3/11, proceeds $3,685; collateralized by U.S. Treasury Notes, 0.75%, due 11/30/11, valued at $3,759 including accrued interest (cost—$3,685)	$3,685	3,685

Total Investments before options written (cost—$109,277)—100.2%		129,941

OPTIONS WRITTEN (c)—(0.0)%
	Contracts
Put Options—(0.0)%
Aetna, Inc. (CBOE), strike price $25, expires 1/22/11 (premiums received—$121)	520	(2)

Total Investments net of options written (cost—$109,156) (a)—100.2%		129,939

Other liabilities in excess of other assets—(0.2)%		(250)

Net Assets—100.0%		$129,689

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $38,876, representing 30.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(c) Non-income producing.

(d) Fair-Valued—Security with an aggregate value of $286, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt

40	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	41

Statements of Assets and Liabilities

December 31, 2010 (Unaudited)
Amounts in thousands, except per share amounts	AGIC Emerging Markets Opportunities	AGIC Global	AGIC International	AGIC Pacific Rim

Assets:
Investments, at value	$152,562	$44,244	$107,105	$145,681
Cash	1	—	—	147
Foreign currency, at value	1,205	5	4	20
Receivable for investments sold	809	—	362	—
Receivable for Fund shares sold	222	9	106	328
Dividends and interest receivable (net of foreign taxes)	234	20	117	105
Tax reclaims receivable	50	8	121	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	12	4	39	29
Other assets	—	—	—	—
Total Assets	155,095	44,290	107,854	146,310

Liabilities:
Payable for investments purchased	2,793	—	1,194	146
Payable for securities sold short	—	—	—	—
Payable to custodian for cash overdraft	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	169	119	267	379
Dividends payable	—	—	—	—
Investment Advisory fees payable	106	26	49	104
Administration fees payable	51	15	40	58
Distribution fees payable	14	6	16	23
Servicing fees payable	15	5	11	21
Trustees Deferred Compensation Plan payable (see Note 4)	12	4	39	29
Accrued expenses	161	—	—	—
Total Liabilities	3,321	175	1,616	760
Net Assets	$151,774	$44,115	$106,238	$145,550

Net Assets Consist of:
Paid-in-capital	$186,811	$57,822	$290,539	$204,005
Undistributed (dividends in excess of) net investment income	(120)	(72)	(67)	(352)
Accumulated net realized loss	(65,800)	(23,434)	(197,436)	(82,575)
Net unrealized appreciation of investments, options written, securities sold short and foreign currency transactions	30,883	9,799	13,202	24,472
Net Assets	$151,774	$44,115	$106,238	$145,550

42	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

NFJ International Value	RCM Disciplined International Equity	RCM Global Resources	RCM Global Small-Cap	RCM Technology	RCM Wellness

$1,886,565	$43,117	$50,426	$98,210	$1,204,433	$129,941
—	—	1	1	—	1
—	—	—	234	17,764	—
—	298	—	—	176,435	—
7,029	2	161	196	4,463	34
5,608	28	30	25	31	46
128	20	1	26	11	33
101	6	3	18	109	13
—	183	—	—	—	60
1,899,431	43,654	50,622	98,710	1,403,246	130,128

41,265	1	—	1,483	108,650	—
—	—	—	—	30,360	—
—	81	—	—	—	—
—	—	—	—	29,088	2
5,150	86	1,489	316	6,076	258
—	—	—	—	55	—
898	18	29	63	941	88
479	18	17	32	372	44
146	15	6	14	107	7
232	8	7	16	151	27
101	6	3	18	109	13
—	—	—	—	—	—
48,271	233	1,551	1,942	175,909	439
$1,851,160	$43,421	$49,071	$96,768	$1,227,337	$129,689

$2,117,542	$64,258	$51,763	$126,699	$1,001,797	$130,727
17,767	(56)	(93)	(501)	(7,182)	(611)
(550,137)	(23,926)	(15,025)	(47,626)	(257,154)	(21,210)
265,988	3,145	12,426	18,196	489,876	20,783
$1,851,160	$43,421	$49,071	$96,768	$1,227,337	$129,689

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	43

Statements of Assets and Liabilities  (Cont.)

December 31, 2010 (Unaudited)
Amounts in thousands, except per share amounts	AGIC Emerging Markets Opportunities	AGIC Global	AGIC International	AGIC Pacific Rim

Net Assets:
Class A	$44,412	$9,788	$26,019	$30,541
Class B	—	4,450	—	10,283
Class C	22,845	5,045	24,146	25,588
Class D	8,815	1,693	2,445	31,603
Class R	—	548	77	—
Class P	1,058	140	1,489	3,869
Institutional Class	74,644	22,429	52,052	43,666
Administrative Class	—	22	10	—

Shares Issued and Outstanding:
Class A	1,644	610	1,857	2,468
Class B	—	298	—	876
Class C	864	337	1,736	2,196
Class D	321	106	175	2,562
Class R	—	35	6	—
Class P	39	8	107	305
Institutional Class	2,755	1,350	3,730	3,435
Administrative Class	—	1	1	—

Net Asset Value and Redemption Price Per Share Outstanding*:
Class A	$27.02	$16.04	$14.01	$12.37
Class B	—	14.96	—	11.74
Class C	26.45	14.99	13.91	11.65
Class D	27.46	16.06	13.95	12.34
Class R	—	15.72	13.85	—
Class P	26.77	16.61	13.86	12.68
Institutional Class	27.10	16.61	13.95	12.71
Administrative Class	—	16.27	14.58	—

Cost of Investments	$121,483	$34,445	$93,913	$121,210
Cost of Foreign Currency	$1,192	$5	$4	$20
Premiums Received for Options Written	—	—	—	—
Proceeds on Securities Sold Short	—	—	—	—
*	Net asset value and redemption price per share may not recalculate exactly based on the rounding of certain numbers to the thousands.

44	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

NFJ International Value	RCM Disciplined International Equity	RCM Global Resources	RCM Global Small-Cap	RCM Technology	RCM Wellness

$796,180	$12,854	$15,704	$31,722	$355,434	$14,895
—	2,966	—	8,859	14,183	3,913
235,635	20,249	10,284	14,514	134,452	7,452
92,689	1,151	6,819	26,601	201,477	103,429
1,012	—	—	—	—	—
142,680	—	509	787	31,305	—
582,952	6,087	15,755	14,285	430,847	—
12	114	—	—	59,639	—

38,429	1,062	884	1,199	7,518	569
—	244	—	357	324	160
11,469	1,688	599	585	3,070	304
4,478	95	384	1,006	4,309	3,950
48	—	—	—	—	—
6,848	—	28	29	639	—
27,956	494	876	520	8,772	—
1	9	—	—	1,233	—

$20.72	$12.10	$17.76	$26.46	$47.28	$26.19
—	12.16	—	24.81	43.82	24.47
20.55	11.99	17.18	24.80	43.80	24.49
20.70	12.17	17.75	26.43	46.76	26.18
20.87	—	—	—	—	—
20.84	—	17.91	27.47	48.97	—
20.85	12.32	18.00	27.50	49.11	—
20.84	12.46	—	—	48.36	—

$1,620,579	$39,975	$38,000	$80,018	$787,179	$109,277
—	—	—	$231	$16,777	—
—	—	—	—	$102,092	$121
—	—	—	—	$28,739	—

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	45

Statements of Operations

For the Six Months ended December 31, 2010 (Unaudited)
Amounts in thousands	AGIC Emerging Markets Opportunities	AGIC Global	AGIC International	AGIC Pacific Rim

Investment Income:
Interest	$—	$15	$—	$—
Dividends, net of foreign withholding taxes (see Note 1(h))	1,240	245	843	1,557
Miscellaneous income	26	7	—	—
Total Income	1,266	267	843	1,557

Expenses:
Investment Advisory fees	607	153	313	641
Administration fees	300	87	237	336
Distribution fees — Class B	—	18	—	40
Distribution fees — Class C	71	18	92	98
Distribution fees — Class R	—	1	—	—
Servicing fees — Class A	43	12	33	38
Servicing fees — Class B	—	6	—	13
Servicing fees — Class C	24	6	31	33
Servicing fees — Class D	8	2	4	39
Servicing fees — Class R	—	1	—	—
Distribution and/or servicing fees — Administrative Class	—	—	—	—
Dividends on securities sold short	—	—	—	—
Trustees’ fees	8	3	7	9
Interest expense	3	—	—	4
Tax expense	—	—	2	—
Total Expenses	1,064	307	719	1,251
Less: Investment Advisory/Administration fees waived	(17)	—	(9)	(12)
Net Expenses	1,047	307	710	1,239
Net Investment Income (Loss)	219	(40)	133	318

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,297	1,125	10,221	(3,530)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(462)	(20)	(35)	(14)
Net change in unrealized appreciation/depreciation of:
Investments	20,364	9,740	14,893	33,431
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(28)	(13)	13	8
Net Realized and Change in Unrealized Gain	35,171	10,832	25,092	29,895
Net Increase in Net Assets Resulting from Investment Operations	$35,390	$10,792	$25,225	$30,213

46	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

NFJ International Value	RCM Disciplined International Equity	RCM Global Resources	RCM Global Small-Cap	RCM Technology	RCM Wellness

$2	$—	$—	$—	$2	$—
21,282	333	239	461	1,364	361
—	—	—	—	1	—
21,284	333	239	461	1,367	361

4,911	108	145	374	4,799	504
3,464	105	87	162	1,915	252
—	12	—	31	54	15
834	74	32	46	463	28
1	—	—	—	—	—
922	16	17	32	392	18
—	4	—	11	18	5
278	25	10	15	154	9
103	1	7	19	222	126
1	—	—	—	—	—
—	—	—	—	62	—
—	—	—	—	285	—
97	3	3	4	63	7
—	—	—	1	39	—
—	—	—	—	—	—
10,611	348	301	695	8,466	964
(819)	—	—	(33)	—	—
9,792	348	301	662	8,466	964
11,492	(15)	(62)	(201)	(7,099)	(603)

34,018	(1,334)	747	4,749	316	5,215
—	—	—	—	5,170	140
—	—	—	—	5,077	—
10	12	—	(38)	1,324	(8)

279,698	9,757	13,914	20,081	243,839	13,767
—	—	—	—	68,390	44
—	—	—	—	(14,708)	—
10	1	(3)	11	976	1
313,736	8,436	14,658	24,803	310,384	19,159
$325,228	$8,421	$14,596	$24,602	$303,285	$18,556

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	47

Statements of Changes in Net Assets

Amounts in thousands	AGIC Emerging Markets Opportunities		AGIC Global		AGIC International

	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$219	$348	$(40)	$88	$133	$1,770
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	14,835	14,673	1,105	931	10,186	10,121
Payments from Affiliates (see Note 9)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	20,336	(5,464)	9,727	(1,417)	14,906	(3,290)
Net increase (decrease) resulting from investment operations	35,390	9,557	10,792	(398)	25,225	8,601

Dividends to Shareholders from:
Net investment income
Class A	— **	(408)	(10)	—	(441)	(899)
Class B	—	—	— **	—	—	—
Class C	— **	(114)	— **	—	(228)	(622)
Class D	(1)	(94)	(1)	—	(34)	(167)
Class R	—	—	— **	—	(1)	(2)
Class P	(2)	(9)	— **	—	(31)	(59)
Institutional Class	(285)	(358)	(75)	—	(1,098)	(1,925)
Administrative Class	—	—	— **	—	— **	— **
Total Dividends to Shareholders	(288)	(983)	(86)	—	(1,833)	(3,674)

Fund Share Transactions:
Net proceeds from the sale of shares	33,162	44,063	2,692	8,399	6,542	29,093
Issued in reorganization	—	41,439	—	20,866	—	—
Issued in reinvestment of dividends	280	884	54	—	1,692	3,342
Cost of shares redeemed	(31,051)	(46,703)	(8,892)	(13,130)	(20,670)	(77,249)
Net increase (decrease) from Fund share transactions	2,391	39,683	(6,146)	16,135	(12,436)	(44,814)
Fund Redemption Fees	—	— **	—	—	—	— **
Total Increase (Decrease) in Net Assets	37,493	48,257	4,560	15,737	10,956	(39,887)

Net Assets:
Beginning of period	114,281	66,024	39,555	23,818	95,282	135,169
End of period*	$151,774	$114,281	$44,115	$39,555	$106,238	$95,282
*Including undistributed (dividends in excess of) net investment income of:	$(120)	$(51)	$(72)	$54	$(67)	$1,633
**	Less than $500.

48	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

AGIC Pacific Rim		NFJ International Value		RCM Disciplined International Equity		RCM Global Resources		RCM Global Small-Cap

Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010

$318	$127	$11,492	$22,917	$(15)	$341	$(62)	$(273)	$(201)	$(751)
(3,544)	(1,517)	34,028	(45,215)	(1,322)	255	747	4,694	4,711	20,540
—	—	—	—	—	—	—	15	—	—
33,439	16,088	279,708	150,942	9,758	2,262	13,911	(3,015)	20,092	(5,239)
30,213	14,698	325,228	128,644	8,421	2,858	14,596	1,421	24,602	14,550

(179)	(166)	(4,203)	(10,893)	(269)	(366)	—	—	(55)	—
— **	— **	—	—	(7)	(122)	—	—	— **	—
— **	— **	(489)	(2,078)	(269)	(483)	—	—	— **	—
(177)	(223)	(478)	(1,485)	(24)	(30)	—	—	(69)	—
—	—	(3)	(2)	—	—	—	—	—	—
(29)	(60)	(879)	(2,008)	—	—	—	—	(2)	—
(381)	(399)	(3,542)	(8,077)	(144)	(195)	—	—	(50)	—
—	—	— **	— **	(3)	(3)	—	—	—	—
(766)	(848)	(9,594)	(24,543)	(716)	(1,199)	—	—	(176)	—

8,059	27,186	367,705	775,836	3,375	6,526	8,448	23,031	18,627	12,193
—	—	—	—	—	—	—	—	—	—
699	763	8,030	20,515	568	1,067	—	—	148	—
(25,745)	(74,573)	(247,082)	(560,782)	(6,493)	(12,001)	(9,339)	(23,536)	(13,145)	(29,636)
(16,987)	(46,624)	128,653	235,569	(2,550)	(4,408)	(891)	(505)	5,630	(17,443)
—	— **	—	— **	—	—	—	—	—	— **
12,460	(32,774)	444,287	339,670	5,155	(2,749)	13,705	916	30,056	(2,893)

133,090	165,864	1,406,873	1,067,203	38,266	41,015	35,366	34,450	66,712	69,605
$145,550	$133,090	$1,851,160	$1,406,873	$43,421	$38,266	$49,071	$35,366	$96,768	$66,712
$(352)	$96	$17,767	$15,869	$(56)	$675	$(93)	$(31)	$(501)	$(124)

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	49

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology		RCM Wellness

	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010	Six Months ended December 31, 2010 (unaudited)	Year ended June 30, 2010

Increase in Net Assets from:

Investment Operations:
Net investment loss	$(7,099)	$(12,814)	$(603)	$(857)
Net realized gain on investments, options written, securities sold short, swaps and foreign currency transactions	11,887	195,098	5,347	28,786
Payments from Affiliates (see Note 9)	—	— **	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	298,497	12,029	13,812	(3,598)
Net increase resulting from investment operations	303,285	194,313	18,556	24,331

Fund Share Transactions:
Net proceeds from the sale of shares	215,666	393,008	2,809	18,349
Cost of shares redeemed	(215,934)	(551,551)	(12,429)	(34,730)
Net decrease from Fund share transactions	(268)	(158,543)	(9,620)	(16,381)
Fund Redemption Fees	—	— **	—	—
Total Increase in Net Assets	303,017	35,770	8,936	7,950

Net Assets:
Beginning of period	924,320	888,550	120,753	112,803
End of period*	$1,227,337	$924,320	$129,689	$120,753
*Including dividends in excess of net investment income of:	$(7,182)	$(83)	$(611)	$(8)
**	Less than $500.

50	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	51

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC Emerging Markets Opportunities:
Class A
12/31/2010+	$20.54	$0.03	$6.45	$6.48	$—	(b)	$—	$— (b)
6/30/2010	17.37	0.05	3.38	3.43	(0.26)		—	(0.26)
6/30/2009	29.98	0.47	(12.51)	(12.04)	(0.57)		—	(0.57)
6/30/2008	30.45	0.46	0.58	1.04	(0.04)		(1.50)	(1.54)
8/21/2006† - 6/30/2007	20.13	(0.06)	10.38	10.32	—		—	—
Class C
12/31/2010+	$20.18	$(0.07)	$6.34	$6.27	$—	(b)	$—	$— (b)
6/30/2010	17.11	(0.11)	3.32	3.21	(0.14)		—	(0.14)
6/30/2009	29.57	0.30	(12.28)	(11.98)	(0.48)		—	(0.48)
6/30/2008	30.25	0.23	0.56	0.79	—	(b)	(1.50)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.22)	10.34	10.12	—		—	—
Class D
12/31/2010+	$20.88	$0.01	$6.57	$6.58	$—	(b)	$—	$— (b)
6/30/2010	17.63	0.04	3.43	3.47	(0.22)		—	(0.22)
6/30/2009	29.95	0.50	(12.46)	(11.96)	(0.36)		—	(0.36)
6/30/2008	30.47	0.43	0.60	1.03	(0.07)		(1.50)	(1.57)
8/21/2006† - 6/30/2007	20.13	(0.11)	10.45	10.34	—		—	—
Class P
12/31/2010+	$20.36	$0.04	$6.42	$6.46	$(0.05)		$—	$(0.05)
6/30/2010	17.24	0.10	3.35	3.45	(0.33)		—	(0.33)
7/7/2008† - 6/30/2009	28.67	0.53	(11.13)	(10.60)	(0.83)		—	(0.83)
Institutional Class
12/31/2010+	$20.63	$0.08	$6.49	$6.57	$ (0.10)		$—	$(0.10)
6/30/2010	17.41	0.21	3.33	3.54	(0.32)		—	(0.32)
6/30/2009	30.19	0.53	(12.61)	(12.08)	(0.70)		—	(0.70)
6/30/2008	30.56	0.49	0.65	1.14	(0.05)		(1.50)	(1.55)
6/30/2007	19.43	(0.01)	11.63	11.62	(0.03)		(0.46)	(0.49)
4/1/2006 - 6/30/2006	20.59	0.07	(1.23)	(1.16)	—		—	—
3/31/2006	12.62	0.28	7.96	8.24	(0.27)		—	(0.27)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56.%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.

52	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$27.02	31.61%	$44,412	1.65	%*	1.67	%*	0.23	%*	119%
—	(c)	20.54	19.60	30,296	1.84		1.84		0.23		191
—	(c)	17.37	(39.66)	26,153	1.86		1.86		2.58		182
0.03		29.98	2.93	69,165	1.77		1.77		1.43		194
—	(c)	30.45	51.95	16,359	1.88	(d)*	1.88	(d)*	(0.27	)*	77

$—		$26.45	31.07%	$22,845	2.40	%*	2.42	%*	(0.54	)%*	119%
—	(c)	20.18	18.71	15,855	2.59		2.59		(0.51)		191
—	(c)	17.11	(40.10)	13,090	2.62		2.62		1.73		182
0.03		29.57	2.08	24,888	2.52		2.52		0.72		194
—	(c)	30.25	51.00	4,407	2.64	(e)*	2.64	(e)*	(0.98	)*	77

$—		$27.46	31.59%	$8,815	1.65	%*	1.67	%*	0.09	%*	119%
—	(c)	20.88	19.57	4,458	1.84		1.84		0.19		191
—	(c)	17.63	(39.63)	7,964	1.85		1.85		2.52		182
0.02		29.95	2.86	66,283	1.77		1.77		1.31		194
—	(c)	30.47	52.05	3,669	1.94	*	1.94	*	(0.49	)*	77

$—		$26.77	31.76%	$1,058	1.40	%*	1.42	%*	0.36	%*	119%
—	(c)	20.36	19.91	477	1.58		1.58		0.49		191
—	(c)	17.24	(36.23)	665	1.46	*	1.46	*	3.26	*	182

$—		$27.10	31.42%	$74,644	1.29	%*	1.32	%*	0.61	%*	119%
—	(c)	20.63	20.26	63,195	1.33		1.56		1.00		191
—	(c)	17.41	(39.40)	18,152	1.47		1.47		2.89		182
0.04		30.19	3.26	62,336	1.37		1.37		1.51		194
—	(c)	30.56	61.11	59,834	1.61	(f)	1.61	(f)	(0.06)		77
—		19.43	(5.63)	21,682	1.55	*	1.55	*	1.42	*	28
—		20.59	65.89	20,725	1.68	(g)	1.68	(g)	1.88		119

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	53

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC Global:
Class A
12/31/2010+	$12.47	$(0.01)	$3.60	$3.59	$(0.02)		$—	$(0.02)
6/30/2010	11.70	0.05	0.72	0.77	—		—	—
6/30/2009	18.03	0.05	(6.35)	(6.30)	—		(0.03)	(0.03)
6/30/2008	20.66	0.10	(0.79)	(0.69)	—		(1.94)	(1.94)
6/30/2007	17.47	— (c)	4.21	4.21	—		(1.02)	(1.02)
6/30/2006	15.43	0.03	2.69	2.72	—		(0.68)	(0.68)
Class B
12/31/2010+	$11.66	$(0.06)	$3.36	$3.30	$—	(c)	$—	$— (c)
6/30/2010	11.03	(0.06)	0.69	0.63	—		—	—
6/30/2009	17.12	(0.04)	(6.02)	(6.06)	—		(0.03)	(0.03)
6/30/2008	19.84	(0.05)	(0.73)	(0.78)	—		(1.94)	(1.94)
6/30/2007	16.94	(0.13)	4.05	3.92	—		(1.02)	(1.02)
6/30/2006	15.09	(0.09)	2.62	2.53	—		(0.68)	(0.68)
Class C
12/31/2010+	$11.69	$(0.06)	$3.36	$3.30	$—	(c)	$—	$— (c)
6/30/2010	11.06	(0.05)	0.68	0.63	—		—	—
6/30/2009	17.17	(0.04)	(6.04)	(6.08)	—		(0.03)	(0.03)
6/30/2008	19.89	(0.05)	(0.73)	(0.78)	—		(1.94)	(1.94)
6/30/2007	16.98	(0.13)	4.06	3.93	—		(1.02)	(1.02)
6/30/2006	15.13	(0.11)	2.64	2.53	—		(0.68)	(0.68)
Class D
12/31/2010+	$12.48	$(0.01)	$3.60	$3.59	$(0.01)		$—	$(0.01)
6/30/2010	11.71	0.05	0.72	0.77	—		—	—
6/30/2009	18.05	0.06	(6.37)	(6.31)	—		(0.03)	(0.03)
6/30/2008	20.67	0.10	(0.78)	(0.68)	—		(1.94)	(1.94)
6/30/2007	17.48	0.03	4.18	4.21	—		(1.02)	(1.02)
6/30/2006	15.44	0.08	2.64	2.72	—		(0.68)	(0.68)
Class R
12/31/2010+	$12.22	$(0.03)	$3.53	$3.50	$—	(c)	$—	$— (c)
6/30/2010	11.50	0.01	0.71	0.72	—		—	—
6/30/2009	17.76	0.06	(6.29)	(6.23)	—		(0.03)	(0.03)
6/30/2008	20.41	0.07	(0.78)	(0.71)	—		(1.94)	(1.94)
6/30/2007	17.31	(0.03)	4.15	4.12	—		(1.02)	(1.02)
6/30/2006	15.34	(0.05)	2.70	2.65	—		(0.68)	(0.68)
Class P
12/31/2010+	$12.89	$0.01	$3.73	$3.74	$(0.02)		$—	$(0.02)
6/30/2010	12.07	0.06	0.76	0.82	—		—	—
7/7/2008† - 6/30/2009	17.97	0.19	(6.06)	(5.87)	—		(0.03)	(0.03)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.

54	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$16.04	28.76%	$9,788	1.41	%*	1.41	%*	(0.20)%*	21%
—		12.47	6.58	8,357	1.49		1.49		0.40	106
—	(b)	11.70	(34.90)	7,661	1.47		1.47		0.42	106
—	(b)	18.03	(4.23)	17,701	1.46		1.46		0.51	80
—	(b)	20.66	24.75	13,501	1.46		1.46		(0.01)	102
—	(b)	17.47	17.85	10,485	1.47	(d)	1.47	(d)	0.20	114

$—		$14.96	28.30%	$4,450	2.16	%*	2.16	%*	(0.93)%*	21%
—		11.66	5.71	4,914	2.24		2.24		(0.47)	106
—	(b)	11.03	(35.35)	8,124	2.22		2.22		(0.36)	106
—	(b)	17.12	(4.94)	21,813	2.21		2.21		(0.28)	80
—	(b)	19.84	23.85	21,545	2.21		2.21		(0.70)	102
—	(b)	16.94	16.98	14,627	2.22	(e)	2.22	(e)	(0.52)	114

$—		$14.99	28.23%	$5,045	2.16	%*	2.16	%*	(0.94)%*	21%
—		11.69	5.70	4,599	2.24		2.24		(0.42)	106
—	(b)	11.06	(35.36)	5,578	2.22		2.22		(0.32)	106
—	(b)	17.17	(4.88)	12,689	2.21		2.21		(0.27)	80
—	(b)	19.89	23.79	12,756	2.21		2.21		(0.73)	102
—		16.98	16.93	10,123	2.22	(e)	2.22	(e)	(0.64)	114

$—		$16.06	28.75%	$1,693	1.41	%*	1.41	%*	(0.19)%*	21%
—		12.48	6.58	1,621	1.49		1.49		0.34	106
—	(b)	11.71	(34.91)	1,675	1.47		1.47		0.47	106
—	(b)	18.05	(4.18)	3,253	1.46		1.46		0.52	80
—	(b)	20.67	24.74	1,460	1.46		1.46		0.14	102
—	(b)	17.48	17.48	654	1.47	(d)	1.47	(d)	0.45	114

$—		$15.72	28.64%	$548	1.66	%*	1.66	%*	(0.44)%*	21%
—		12.22	6.26	519	1.74		1.74		0.11	106
—	(b)	11.50	(35.03)	554	1.71		1.71		0.56	106
—	(b)	17.76	(4.39)	69	1.71		1.71		0.34	80
—	(b)	20.41	24.45	138	1.71		1.71		(0.19)	102
—	(b)	17.31	17.49	90	1.73		1.73		(0.32)	114

$—		$16.61	28.98%	$140	1.16	%*	1.16	%*	0.08%*	21%
—		12.89	6.79	106	1.20		1.20		0.44	106
—	(b)	12.07	(32.62)	194	1.16	*	1.16	*	1.68 *	106
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	55

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC Global (cont.):
Institutional Class
12/31/2010+	$12.92	$0.01	$3.74	$3.75	$(0.06)	$—	$(0.06)
6/30/2010	12.08	0.27	0.57	0.84	—	—	—
6/30/2009	18.54	0.11	(6.54)	(6.43)	—	(0.03)	(0.03)
6/30/2008	21.11	0.18	(0.81)	(0.63)	—	(1.94)	(1.94)
6/30/2007	17.76	0.09	4.28	4.37	—	(1.02)	(1.02)
6/30/2006	15.62	(0.03)	2.85	2.82	—	(0.68)	(0.68)
Administrative Class
12/31/2010+	$12.65	$(0.01)	$3.66	$3.65	$(0.03)	$—	$(0.03)
6/30/2010	11.86	0.07	0.72	0.79	—	—	—
6/30/2009	18.24	0.08	(6.43)	(6.35)	—	(0.03)	(0.03)
6/30/2008	20.85	0.13	(0.80)	(0.67)	—	(1.94)	(1.94)
6/30/2007	17.59	0.03	4.25	4.28	—	(1.02)	(1.02)
6/30/2006	15.52	0.02	2.73	2.75	—	(0.68)	(0.68)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.

56	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$16.61	29.00%	$22,429	1.06	%*	1.06	%*	0.16	%*	21%
—		12.92	6.95	19,422	1.27		1.27		1.92		106
—	(b)	12.08	(34.64)	16	1.07		1.07		0.87		106
—	(b)	18.54	(3.83)	87	1.06		1.06		0.92		80
—	(b)	21.11	25.26	25	1.06		1.06		0.47		102
—	(b)	17.76	18.29	11	1.06	(f)	1.06	(f)	(0.22)		114

$—		$16.27	28.83%	$22	1.31	%*	1.31	%*	(0.10	)%*	21%
—		12.65	6.66	17	1.38		1.38		0.48		106
—	(b)	11.86	(34.77)	16	1.32		1.32		0.67		106
—	(b)	18.24	(4.09)	25	1.31		1.31		0.63		80
—	(b)	20.85	24.99	26	1.31		1.31		0.17		102
—	(b)	17.59	17.94	21	1.32		1.32		0.12		114

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	57

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC International:
Class A
12/31/2010+	$11.13	$0.02		$3.10	$3.12	$(0.24)	$—	$(0.24)
6/30/2010	11.15	0.17		0.14	0.31	(0.33)	—	(0.33)
6/30/2009	18.60	0.20		(7.27)	(7.07)	(0.38)	—	(0.38)
6/30/2008	26.08	0.28		(4.02)	(3.74)	(0.28)	(3.46)	(3.74)
6/30/2007	21.84	0.34		4.98	5.32	(0.10)	(0.98)	(1.08)
6/30/2006	16.24	0.34		5.92	6.26	(0.15)	(0.51)	(0.66)
Class C
12/31/2010+	$11.01	$(0.03)		$3.06	$3.03	$(0.13)	$—	$(0.13)
6/30/2010	11.03	0.07		0.15	0.22	(0.24)	—	(0.24)
6/30/2009	18.29	0.11		(7.14)	(7.03)	(0.23)	—	(0.23)
6/30/2008	25.75	0.13		(3.98)	(3.85)	(0.15)	(3.46)	(3.61)
6/30/2007	21.65	0.17		4.91	5.08	— (c)	(0.98)	(0.98)
6/30/2006	16.17	0.19		5.89	6.08	(0.09)	(0.51)	(0.60)
Class D
12/31/2010+	$11.05	$0.02		$3.07	$3.09	$(0.19)	$—	$(0.19)
6/30/2010	11.08	0.16		0.16	0.32	(0.35)	—	(0.35)
6/30/2009	18.56	0.22		(7.28)	(7.06)	(0.42)	—	(0.42)
6/30/2008	26.05	0.31		(4.05)	(3.74)	(0.29)	(3.46)	(3.75)
6/30/2007	21.84	0.38		4.94	5.32	(0.13)	(0.98)	(1.11)
6/30/2006	16.26	0.38		5.89	6.27	(0.18)	(0.51)	(0.69)
Class R
12/31/2010+	$11.02	$—	(b)	$3.07	$3.07	$(0.24)	$—	$(0.24)
6/30/2010	11.08	0.16		0.13	0.29	(0.35)	—	(0.35)
6/30/2009	18.67	0.22		(7.35)	(7.13)	(0.46)	—	(0.46)
6/30/2008	26.25	0.29		(4.11)	(3.82)	(0.30)	(3.46)	(3.76)
6/30/2007	21.94	0.44		4.85	5.29	— (c)	(0.98)	(0.98)
1/10/2006† - 6/30/2006	20.25	0.17		1.52	1.69	—	—	—
Class P
12/31/2010+	$11.04	$0.03		$3.08	$3.11	$(0.29)	$—	$(0.29)
6/30/2010	11.09	0.20		0.16	0.36	(0.41)	—	(0.41)
7/7/2008† - 6/30/2009	18.21	0.52		(7.05)	(6.53)	(0.59)	—	(0.59)
Institutional Class
12/31/2010+	$11.12	$0.04		$3.09	$3.13	$(0.30)	$—	$(0.30)
6/30/2010	11.15	0.22		0.15	0.37	(0.40)	—	(0.40)
6/30/2009	18.80	0.29		(7.40)	(7.11)	(0.54)	—	(0.54)
6/30/2008	26.35	0.43		(4.12)	(3.69)	(0.40)	(3.46)	(3.86)
6/30/2007	22.01	0.36		5.11	5.47	(0.15)	(0.98)	(1.13)
6/30/2006	16.29	0.32		6.05	6.37	(0.14)	(0.51)	(0.65)
Administrative Class
12/31/2010+	$11.60	$0.02		$3.24	$3.26	$(0.28)	$—	$(0.28)
6/30/2010	11.62	0.21		0.14	0.35	(0.37)	—	(0.37)
6/30/2009	19.08	0.27		(7.50)	(7.23)	(0.23)	—	(0.23)
6/30/2008	26.34	0.28		(4.07)	(3.79)	(0.01)	(3.46)	(3.47)
6/30/2007	21.98	0.76		4.65	5.41	(0.07)	(0.98)	(1.05)
1/10/2006† - 6/30/2006	20.25	0.21		1.52	1.73	—	—	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Less than 0.005%.

58	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—		$14.01	27.95%	$26,019	1.35	%*	1.37	%*	0.27	%*	135%
—	(b)	11.13	2.50	24,443	1.41		1.41		1.35		162
—	(b)	11.15	(37.92)	38,008	1.48		1.48		1.61		197
—	(b)	18.60	(16.09)	148,264	1.47		1.47		1.23		159
—	(b)	26.08	24.88	382,549	1.49		1.49		1.42		166
—	(b)	21.84	39.18	168,092	1.47		1.47		1.61		152

$—		$13.91	27.42%	$24,146	2.10	%*	2.12	%*	(0.48	)%*	135%
—	(b)	11.01	1.78	22,865	2.16		2.16		0.58		162
—	(b)	11.03	(38.39)	35,034	2.24		2.24		0.93		197
—	(b)	18.29	(16.74)	110,540	2.22		2.22		0.58		159
—	(b)	25.75	23.94	200,824	2.24		2.24		0.70		166
—	(b)	21.65	38.19	84,052	2.22		2.22		0.91		152

$—		$13.95	27.95%	$2,445	1.35	%*	1.36	%*	0.34	%*	135%
—	(b)	11.05	2.52	3,772	1.41		1.41		1.31		162
—	(b)	11.08	(37.94)	5,440	1.48		1.48		1.79		197
—	(b)	18.56	(16.12)	14,082	1.47		1.47		1.37		159
—	(b)	26.05	24.90	29,959	1.49		1.49		1.58		166
—	(b)	21.84	39.20	3,768	1.47		1.47		1.80		152

$—		$13.85	27.78%	$77	1.60	%*	1.62	%*	—	%*(d)	135%
—	(b)	11.02	2.33	56	1.65		1.65		1.26		162
—	(b)	11.08	(38.09)	38	1.73		1.73		1.88		197
—	(b)	18.67	(16.32)	50	1.72		1.72		1.32		159
—	(b)	26.25	24.60	52	1.73		1.73		1.78		166
—	(b)	21.94	8.35	11	1.73	*	1.73	*	1.68	*	152

$—		$13.86	28.16%	$1,489	1.10	%*	1.12	%*	0.50	%*	135%
—	(b)	11.04	2.78	1,326	1.14		1.14		1.62		162
—	(b)	11.09	(35.70)	2,076	1.14	*	1.14	*	4.93	*	197

$—		$13.95	28.19%	$52,052	1.00	%*	1.02	%*	0.61	%*	135%
—	(b)	11.12	2.86	42,812	1.04		1.04		1.73		162
—	(b)	11.15	(37.67)	54,566	1.08		1.08		2.38		197
—	(b)	18.80	(15.75)	123,209	1.07		1.07		1.97		159
—	(b)	26.35	25.43	125,273	1.09		1.09		1.48		166
—	(b)	22.01	39.76	104,672	1.07		1.07		1.57		152

$—		$14.58	27.99%	$10	1.25	%*	1.27	%*	0.34	%*	135%
—	(b)	11.60	2.73	8	1.29		1.29		1.58		162
—	(b)	11.62	(37.85)	7	1.33		1.33		2.16		197
—	(b)	19.08	(16.02)	11	1.32		1.32		1.13		159
—	(b)	26.34	25.12	122	1.33		1.33		3.01		166
—	(b)	21.98	8.54	11	1.33	*	1.33	*	2.08	*	152

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	59

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC Pacific Rim:
Class A
12/31/2010+	$10.03	$0.03	$2.38	$2.41	$(0.07)	$—	$(0.07)
6/30/2010	9.39	0.02	0.67	0.69	(0.05)	—	(0.05)
6/30/2009	14.16	0.08	(4.72)	(4.64)	— (c)	(0.13)	(0.13)
6/30/2008	17.76	0.05	(1.45)	(1.40)	—	(2.20)	(2.20)
6/30/2007	14.08	(0.03)	4.78	4.75	—	(1.07)	(1.07)
6/30/2006	9.97	— (b)	4.58	4.58	(0.04)	(0.44)	(0.48)
Class B
12/31/2010+	$9.50	$(0.01)	$2.25	$2.24	$— (c)	$—	$— (c)
6/30/2010	8.91	(0.06)	0.65	0.59	— (c)	—	— (c)
6/30/2009	13.55	— (c)	(4.51)	(4.51)	— (c)	(0.13)	(0.13)
6/30/2008	17.20	(0.08)	(1.37)	(1.45)	—	(2.20)	(2.20)
6/30/2007	13.77	(0.15)	4.65	4.50	—	(1.07)	(1.07)
6/30/2006	9.80	(0.10)	4.50	4.40	— (c)	(0.44)	(0.44)
Class C
12/31/2010+	$9.43	$(0.01)	$2.23	$2.22	$— (c)	$—	$— (c)
6/30/2010	8.85	(0.06)	0.64	0.58	— (c)	—	— (c)
6/30/2009	13.46	— (c)	(4.48)	(4.48)	— (c)	(0.13)	(0.13)
6/30/2008	17.10	(0.07)	(1.37)	(1.44)	—	(2.20)	(2.20)
6/30/2007	13.69	(0.15)	4.63	4.48	—	(1.07)	(1.07)
6/30/2006	9.75	(0.10)	4.47	4.37	— (c)	(0.44)	(0.44)
Class D
12/31/2010+	$10.00	$0.03	$2.38	$2.41	$(0.07)	$—	$(0.07)
6/30/2010	9.37	0.02	0.67	0.69	(0.06)	—	(0.06)
6/30/2009	14.13	0.07	(4.69)	(4.62)	(0.01)	(0.13)	(0.14)
6/30/2008	17.72	0.05	(1.44)	(1.39)	—	(2.20)	(2.20)
6/30/2007	14.05	(0.03)	4.77	4.74	—	(1.07)	(1.07)
6/30/2006	9.97	0.01	4.57	4.58	(0.07)	(0.44)	(0.51)
Class P
12/31/2010+	$10.28	$0.05	$2.44	$2.49	$(0.09)	$—	$(0.09)
6/30/2010	9.65	0.05	0.69	0.74	(0.11)	—	(0.11)
7/7/2008† - 6/30/2009	14.12	(0.03)	(4.29)	(4.32)	(0.02)	(0.13)	(0.15)
Institutional Class
12/31/2010+	$10.32	$0.05	$2.45	$2.50	$(0.11)	$—	$(0.11)
6/30/2010	9.66	0.06	0.70	0.76	(0.10)	—	(0.10)
6/30/2009	14.53	0.12	(4.84)	(4.72)	(0.02)	(0.13)	(0.15)
6/30/2008	18.10	0.12	(1.49)	(1.37)	—	(2.20)	(2.20)
6/30/2007	14.27	0.03	4.87	4.90	—	(1.07)	(1.07)
6/30/2006	10.10	0.04	4.66	4.70	(0.10)	(0.44)	(0.54)

+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

60	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$12.37		24.06%		$30,541	1.65	%*	1.67	%*	0.53%*	53%
—	(b)	10.03		7.33		28,200	1.70		1.70		0.17	86
—	(b)	9.39		(32.70)		35,087	1.78		1.78		0.75	53
—	(b)	14.16	(d)	(9.53	)(d)	106,693	1.77		1.77		0.28	67
—	(b)	17.76		35.33		132,890	1.76		1.76		(0.23)	62
0.01		14.08	(d)	46.50	(d)	79,631	1.77		1.77		0.02	96

$—		$11.74		23.58%		$10,283	2.40	%*	2.42	%*	(0.21)%*	53%
—	(b)	9.50		6.62		10,606	2.45		2.45		(0.59)	86
—	(b)	8.91		(33.24)		14,283	2.53		2.53		(0.01)	53
—	(b)	13.55	(d)	(10.17	)(d)	38,469	2.52		2.52		(0.48)	67
—	(b)	17.20		34.27		48,908	2.51		2.51		(0.98)	62
0.01		13.77	(e)	45.39	(d)	34,395	2.52		2.52		(0.73)	96

$—		$11.65		23.54%		$25,588	2.40	%*	2.42	%*	(0.20)%*	53%
—	(b)	9.43		6.67		24,627	2.45		2.45		(0.58)	86%
—	(b)	8.85		(33.31)		31,399	2.53		2.53		(0.01)	53
—	(b)	13.46	(f)	(10.17	)(f)	84,215	2.52		2.52		(0.47)	67
—	(b)	17.10		34.33		102,990	2.51		2.51		(0.99)	62
0.01		13.69	(d)	45.31	(d)	68,962	2.52		2.52		(0.73)	96

$—		$12.34		24.10%		$31,603	1.65	%*	1.67	%*	0.53%*	53%
—	(b)	10.00		7.44		30,513	1.70		1.70		0.16	86
—	(b)	9.37		(32.75)		40,638	1.78		1.78		0.75	53
—	(b)	14.13		(9.50)		72,340	1.77		1.77		0.28	67
—	(b)	17.72		35.24		96,389	1.76		1.76		(0.16)	62
0.01		14.05	(g)	46.55	(g)	20,824	1.77		1.77		0.05	96

$—		$12.68		24.28%		$3,869	1.40	%*	1.42	%*	0.80%*	53%
—	(b)	10.28		7.70		3,461	1.43		1.43		0.41	86
—	(b)	9.65		(30.61)		6,064	1.44	*	1.44	*	(0.30)*	53

$—		$12.71		24.28%		$43,666	1.30	%*	1.32	%*	0.88%*	53%
—	(b)	10.32		7.81		35,683	1.33		1.33		0.56	86
—	(b)	9.66		(32.46)		38,393	1.37		1.37		1.18	53
—	(b)	14.53		(9.16)		54,095	1.37		1.37		0.72	67
—	(b)	18.10		35.84		54,810	1.36		1.36		0.18	62
0.01		14.27	(h)	47.18	(h)	36,150	1.37		1.37		0.30	96

(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.77 and 45.37%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.46 and (10.17)%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.05 and 46.43%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.27 and 47.07%, respectively.

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	61

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
NFJ International Value:
Class A
12/31/2010+	$16.97	$0.13	$3.73	$3.86	$(0.11)	$—	$(0.11)
6/30/2010	15.19	0.30	1.77	2.07	(0.29)	—	(0.29)
6/30/2009	24.81	0.39	(9.06)	(8.67)	(0.43)	(0.52)	(0.95)
6/30/2008	26.51	1.04	(0.88)	0.16	(0.82)	(1.04)	(1.86)
6/30/2007	19.28	0.47	7.37	7.84	(0.34)	(0.27)	(0.61)
6/30/2006	15.36	0.50	3.77	4.27	(0.21)	(0.15)	(0.36)
Class C
12/31/2010+	$16.83	$0.06	$3.70	$3.76	$(0.04)	$—	$(0.04)
6/30/2010	15.09	0.16	1.76	1.92	(0.18)	—	(0.18)
6/30/2009	24.69	0.27	(9.02)	(8.75)	(0.33)	(0.52)	(0.85)
6/30/2008	26.34	0.81	(0.85)	(0.04)	(0.57)	(1.04)	(1.61)
6/30/2007	19.20	0.31	7.32	7.63	(0.22)	(0.27)	(0.49)
6/30/2006	15.35	0.38	3.75	4.13	(0.14)	(0.15)	(0.29)
Class D
12/31/2010+	$16.95	$0.13	$3.73	$3.86	$(0.11)	$—	$(0.11)
6/30/2010	15.18	0.25	1.82	2.07	(0.30)	—	(0.30)
6/30/2009	24.80	0.40	(9.07)	(8.67)	(0.43)	(0.52)	(0.95)
6/30/2008	26.55	1.00	(0.84)	0.16	(0.87)	(1.04)	(1.91)
6/30/2007	19.30	0.46	7.40	7.86	(0.34)	(0.27)	(0.61)
6/30/2006	15.37	0.59	3.68	4.27	(0.20)	(0.15)	(0.35)
Class R
12/31/2010+	$17.11	$0.12	$3.75	$3.87	$(0.11)	$—	$(0.11)
11/7/2009† - 6/30/2010	17.89	0.31	(0.87)	(0.56)	(0.22)	—	(0.22)
Class P
12/31/2010+	$17.07	$0.16	$3.75	$3.91	$(0.14)	$—	$(0.14)
6/30/2010	15.32	0.37	1.77	2.14	(0.39)	—	(0.39)
7/7/2008† - 6/30/2009	24.02	0.85	(8.56)	(7.71)	(0.47)	(0.52)	(0.99)
Institutional Class
12/31/2010+	$17.08	$0.17	$3.75	$3.92	$(0.15)	$—	$(0.15)
6/30/2010	15.32	0.38	1.77	2.15	(0.39)	—	(0.39)
6/30/2009	24.99	0.48	(9.15)	(8.67)	(0.48)	(0.52)	(1.00)
6/30/2008	26.73	1.17	(0.91)	0.26	(0.96)	(1.04)	(2.00)
6/30/2007	19.43	0.64	7.36	8.00	(0.43)	(0.27)	(0.70)
6/30/2006	15.38	0.49	3.88	4.37	(0.18)	(0.15)	(0.33)
Administrative Class
12/31/2010+	$17.06	$0.14	$3.76	$3.90	$(0.12)	$—	$(0.12)
5/12/2010† - 6/30/2010	18.50	0.06	(1.31)	(1.25)	(0.19)	—	(0.19)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

62	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$—		$20.72	22.80%	$796,180	1.21	%*	1.31	%*	1.37	%*	18%
—	(b)	16.97	13.53	652,504	1.35		1.35		1.64		35
—	(b)	15.19	(34.63)	500,695	1.45		1.45		2.47		59
—	(b)	24.81	0.29	798,257	1.44		1.44		3.96		23
—	(b)	26.51	41.29	299,476	1.46		1.46		2.09		26
0.01		19.28	28.12	64,699	1.48		1.48		2.65		25

$—		$20.55	22.38%	$235,635	1.96	%*	2.06	%*	0.62	%*	18%
—	(b)	16.83	12.64	200,149	2.10		2.10		0.88		35
—	(b)	15.09	(35.10)	164,246	2.20		2.20		1.71		59
—	(b)	24.69	(0.44)	321,056	2.19		2.19		3.11		23
—	(b)	26.34	40.19	156,470	2.21		2.21		1.36		26
0.01		19.20	27.14	35,186	2.22		2.22		2.01		25

$—		$20.70	22.83%	$92,689	1.21	%*	1.31	%*	1.38	%*	18%
—	(b)	16.95	13.53	68,374	1.36		1.37		1.40		35
—	(b)	15.18	(34.63)	101,451	1.45		1.45		2.50		59
—	(b)	24.80	0.32	141,563	1.44		1.44		3.81		23
—		26.55	41.30	14,043	1.46		1.46		2.01		26
0.01		19.30	28.09	3,409	1.50		1.50		3.07		25

$—		$20.87	22.66%	$1,012	1.47	%*	1.57	%*	1.23	%*	18%
—	(b)	17.11	(3.22)	224	1.52	*	1.55	*	2.62	*	35

$—		$20.84	23.02%	$142,680	0.96	%*	1.06	%*	1.63	%*	18%
—	(b)	17.07	13.76	102,442	1.08		1.08		2.04		35
—	(b)	15.32	(31.77)	53,466	1.12	*	1.12	*	5.86	*	59

$—		$20.85	23.00%	$582,952	0.86	%*	0.96	%*	1.76	%*	18%
—	(b)	17.08	13.90	383,171	0.98		0.99		2.06		35
—	(b)	15.32	(34.37)	247,345	1.05		1.05		3.03		59
—	(b)	24.99	0.70	211,340	1.04		1.04		4.43		23
—	(b)	26.73	41.84	33,611	1.06		1.06		2.71		26
0.01		19.43	28.63	3,026	1.08		1.08		2.70		25

$—		$20.84	22.91%	$12	1.11	%*	1.21	%*	1.48	%*	18%
—	(b)	17.06	(6.79)	9	1.18	*	1.24	*	2.46	*	35

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	63

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)
RCM Disciplined International Equity:
Class A
12/31/2010+	$10.04	$0.02	$2.29	$2.31	$(0.25)	$—
6/30/2010	9.65	0.13	0.59	0.72	(0.33)	—
6/30/2009	14.12	0.11	(4.41)	(4.30)	(0.17)	—	(b)
6/30/2008	15.41	0.14	(1.27)	(1.13)	(0.16)	—	(b)
6/30/2007	12.69	0.13	2.71	2.84	(0.12)	—	(b)
6/30/2006	9.96	0.08	2.82	2.90	(0.17)	—	(b)
Class B
12/31/2010+	$9.94	$(0.03)	$2.28	$2.25	$(0.03)	$—
6/30/2010	9.55	0.03	0.61	0.64	(0.25)	—
6/30/2009	13.81	0.02	(4.28)	(4.26)	— (c)	—	(b)
6/30/2008	15.09	— (c)	(1.22)	(1.22)	(0.06)	—	(b)
6/30/2007	12.45	0.02	2.66	2.68	(0.04)	—	(b)
6/30/2006	9.80	— (c)	2.76	2.76	(0.11)	—	(b)
Class C
12/31/2010+	$9.91	$(0.03)	$2.27	$2.24	$(0.16)	$—
6/30/2010	9.54	0.04	0.59	0.63	(0.26)	—
6/30/2009	13.90	0.05	(4.35)	(4.30)	(0.06)	—	(b)
6/30/2008	15.16	(0.02)	(1.20)	(1.22)	(0.04)	—	(b)
6/30/2007	12.50	0.02	2.68	2.70	(0.04)	—	(b)
6/30/2006	9.81	(0.02)	2.79	2.77	(0.08)	—	(b)
Class D
12/31/2010+	$10.10	$0.02	$2.31	$2.33	$(0.26)	$—
6/30/2010	9.71	0.13	0.59	0.72	(0.33)	—
6/30/2009	14.19	0.12	(4.44)	(4.32)	(0.16)	—	(b)
6/30/2008	15.48	0.11	(1.24)	(1.13)	(0.16)	—	(b)
6/30/2007	12.78	0.11	2.74	2.85	(0.15)	—	(b)
6/30/2006	10.01	0.07	2.84	2.91	(0.14)	—	(b)
Institutional Class
12/31/2010+	$10.23	$0.04	$2.35	$2.39	$(0.30)	$—
6/30/2010	9.83	0.16	0.61	0.77	(0.37)	—
6/30/2009	14.39	0.16	(4.50)	(4.34)	(0.22)	—	(b)
6/30/2008	15.70	0.21	(1.29)	(1.08)	(0.23)	—	(b)
6/30/2007	12.91	0.19	2.75	2.94	(0.15)	—	(b)
6/30/2006	10.14	0.12	2.88	3.00	(0.23)	—	(b)
Administrative Class
12/31/2010+	$10.34	$0.02	$2.37	$2.39	$(0.27)	$—
6/30/2010	9.92	0.14	0.61	0.75	(0.33)	—
6/30/2009	14.51	0.14	(4.54)	(4.40)	(0.19)	—	(b)
6/30/2008	15.82	0.13	(1.27)	(1.14)	(0.17)	—	(b)
6/30/2007	13.00	0.13	2.81	2.94	(0.12)	—	(b)
6/30/2006	10.04	0.08	2.88	2.96	—	—	(b)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.

64	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$12.10	22.96%	$12,854	1.26	%*	0.29	%*	18%
10.04	7.17	11,939	1.30		1.18		61
9.65	(30.29)	11,190	1.37		1.14		34
14.12	(7.42)	23,718	1.37		0.90		51
15.41	22.43	21,738	1.37		0.91		52
12.69	29.25	17,672	1.38		0.64		79

$12.16	22.62%	$2,966	2.01	%*	(0.47	) %*	18%
9.94	6.38	3,384	2.05		0.30		61
9.55	(30.85)	5,029	2.13		0.25		34
13.81	(8.10)	14,150	2.12		(0.03)		51
15.09	21.50	16,240	2.12		0.16		52
12.45	28.38	12,660	2.13		0.02		79

$11.99	22.60%	$20,249	2.01	%*	(0.47	) %*	18%
9.91	6.36	17,471	2.05		0.40		61
9.54	(30.91)	18,604	2.12		0.48		34
13.90	(8.07)	33,116	2.12		(0.10)		51
15.16	21.50	45,029	2.12		0.13		52
12.50	28.36	39,409	2.13		(0.17)		79

$12.17	23.01%	$1,151	1.26	%*	0.27	%*	18%
10.10	7.19	949	1.30		1.19		61
9.71	(30.31)	848	1.37		1.26		34
14.19	(7.40)	1,442	1.36		0.69		51
15.48	22.44	1,744	1.37		0.81		52
12.78	29.26	1,639	1.38		0.60		79

$12.32	23.26%	$6,087	0.91	%*	0.64	%*	18%
10.23	7.53	4,425	0.93		1.43		61
9.83	(30.02)	5,231	0.97		1.62		34
14.39	(7.01)	9,939	0.96		1.35		51
15.70	22.95	8,092	0.97		1.34		52
12.91	29.82	7,177	0.98		1.02		79

$12.46	23.11%	$114	1.16	%*	0.38	%*	18%
10.34	7.22	98	1.18		1.26		61
9.92	(30.18)	113	1.22		1.44		34
14.51	(7.22)	183	1.22		0.81		51
15.82	22.61	349	1.22		0.95		52
13.00	29.49	363	1.23		0.70		79

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Global Resources:
Class A
12/31/2010+	$12.48	$(0.02)	$5.30	$5.28	$—	$—	$—
6/30/2010	11.95	(0.09)	0.62	0.53	—	—	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.03)	(0.61)	(0.64)
6/30/2008	19.59	0.07	6.88	6.95	—	(0.61)	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)	(1.35)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—	—
Class C
12/31/2010+	$12.12	$(0.07)	$5.13	$5.06	$—	$—	$—
6/30/2010	11.69	(0.19)	0.62	0.43	—	—	—
6/30/2009	25.51	(0.12)	(13.09)	(13.21)	— (c)	(0.61)	(0.61)
6/30/2008	19.39	(0.08)	6.79	6.71	—	(0.61)	(0.61)
6/30/2007	17.03	(0.21)	3.91	3.70	(0.02)	(1.33)	(1.35)
3/31/2006† - 6/30/2006	16.42	(0.03)	0.64	0.61	—	—	—
Class D
12/31/2010+	$12.48	$(0.02)	$5.29	$5.27	$—	$—	$—
6/30/2010	11.94	(0.09)	0.63	0.54	—	—	—
6/30/2009	25.96	(0.02)	(13.35)	(13.37)	(0.04)	(0.61)	(0.65)
6/30/2008	19.59	0.11	6.85	6.96	—	(0.61)	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)	(1.35)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—	—
Class P
12/31/2010+	$12.57	$— (c)	$5.34	$5.34	$—	$—	$—
6/30/2010	12.01	(0.05)	0.61	0.56	—	—	—
7/7/2008† - 6/30/2009	23.99	0.08	(11.32)	(11.24)	(0.13)	(0.61)	(0.74)
Institutional Class
12/31/2010+	$12.62	$0.01	$5.37	$5.38	$—	$—	$—
6/30/2010	12.04	(0.03)	0.61	0.58	—	—	—
6/30/2009	26.23	0.04	(13.52)	(13.48)	(0.10)	(0.61)	(0.71)
6/30/2008	19.71	0.11	6.99	7.10	—	(0.61)	(0.61)
6/30/2007	17.08	(0.01)	3.97	3.96	—	(1.33)	(1.33)
6/30/2006	13.45	0.01	6.08	6.09	—	(2.46)	(2.46)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.47 and 4.44%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.11 and 3.59%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.56 and 4.66%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $12.61 and 4.82%, respectively.

66	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$17.76		42.31%	$15,704	1.41	%*	1.41	%*	(0.26)%*	50%
—		12.48	(d)	4.44(d )	12,147	1.43		1.43		(0.61)	165
—	(b)	11.95		(51.07)	11,395	1.47		1.47		(0.13)	158
0.03		25.96		36.07	29,504	1.46		1.46		0.32	75
0.01		19.59		24.30	5,327	1.47		1.47		(0.47)	111
—	(b)	17.06		3.90	1,290	1.45	*	1.45	*	0.03 *	128

$—		$17.18		41.87%	$10,284	2.16	%*	2.16	%*	(1.01)%*	50%
—		12.12	(e)	3.59(e )	7,563	2.18		2.18		(1.37)	165
—	(b)	11.69		(51.37)	8,187	2.22		2.22		(0.87)	158
0.02		25.51		35.14	20,802	2.21		2.21		(0.36)	75
0.01		19.39		23.30	4,525	2.22		2.22		(1.23)	111
—	(b)	17.03		3.71	736	2.20	*	2.20	*	(0.71)*	128

$—		$17.75		42.34%	$6,819	1.41	%*	1.41	%*	(0.26)%*	50%
—		12.48	(f)	4.44(f )	5,037	1.43		1.43		(0.60)	165
—	(b)	11.94		(51.08)	6,093	1.47		1.47		(0.16)	158
0.02		25.96		36.07	9,905	1.47		1.47		0.47	75
0.01		19.59		24.31	837	1.47		1.47		(0.48)	111
—	(b)	17.06		3.90	233	1.47	*	1.52	*	0.06 *	128

$—		$17.91		42.48%	$509	1.16	%*	1.16	%*	(0.02)%*	50%
—		12.57	(g)	4.66(g )	384	1.17		1.17		(0.35)	165
—	(b)	12.01		(46.30)	423	1.14	*	1.14	*	0.66 *	158

$—		$18.00		42.63%	$15,755	1.06	%*	1.06	%*	0.09%*	50%
—		12.62	(h)	4.82(h )	10,235	1.07		1.07		(0.23)	165
—	(b)	12.04		(50.88)	8,352	1.07		1.07		0.31	158
0.03		26.23		36.62	10,707	1.07		1.07		0.49	75
—	(b)	19.71		24.73	7,439	1.07		1.07		(0.08)	111
—	(b)	17.08		47.81	5,963	1.07		1.07		0.07	128

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Total Dividends and Distributions
RCM Global Small-Cap:
Class A
12/31/2010+	$19.01	$(0.04)	$7.54	$7.50	$(0.05)	$—		$(0.05)
6/30/2010	15.81	(0.15)	3.35	3.20	—	—		—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	—	(b)	—
6/30/2008	34.78	(0.16)	(6.44)	(6.60)	—	(2.66)		(2.66)
6/30/2007	27.88	(0.12)	7.02	6.90	—	—		—
6/30/2006	22.48	(0.14)	5.53	5.39	—	—		—
Class B
12/31/2010+	$17.86	$(0.12)	$7.07	$6.95	$— (b)	$—		$— (b)
6/30/2010	14.97	(0.29)	3.18	2.89	—	—		—
6/30/2009	24.34	(0.20)	(9.17)	(9.37)	—	—	(b)	—
6/30/2008	33.53	(0.38)	(6.15)	(6.53)	—	(2.66)		(2.66)
6/30/2007	27.08	(0.34)	6.79	6.45	—	—		—
6/30/2006	21.99	(0.33)	5.41	5.08	—	—		—
Class C
12/31/2010+	$17.85	$(0.12)	$7.07	$6.95	$— (b)	$—		$— (b)
6/30/2010	14.96	(0.28)	3.17	2.89	—	—		—
6/30/2009	24.33	(0.20)	(9.17)	(9.37)	—	—	(b)	—
6/30/2008	33.52	(0.38)	(6.15)	(6.53)	—	(2.66)		(2.66)
6/30/2007	27.07	(0.34)	6.79	6.45	—	—		—
6/30/2006	21.98	(0.34)	5.42	5.08	—	—		—
Class D
12/31/2010+	$19.01	$(0.05)	$7.54	$7.49	$(0.07)	$—		$(0.07)
6/30/2010	15.81	(0.16)	3.36	3.20	—	—		—
6/30/2009	25.52	(0.08)	(9.63)	(9.71)	—	—	(b)	—
6/30/2008	34.78	(0.17)	(6.43)	(6.60)	—	(2.66)		(2.66)
6/30/2007	27.88	(0.07)	6.97	6.90	—	—		—
6/30/2006	22.47	(0.13)	5.53	5.40	—	—		—
Class P
12/31/2010+	$19.74	$(0.01)	$7.82	$7.81	$(0.08)	$—		$(0.08)
6/30/2010	16.37	(0.11)	3.48	3.37	—	—		—
7/7/2008† - 6/30/2009	25.27	0.06	(8.96)	(8.90)	—	—	(b)	—
Institutional Class
12/31/2010+	$19.76	$— (b)	$7.84	$7.84	$(0.10)	$—		$(0.10)
6/30/2010	16.37	(0.09)	3.48	3.39	—	—		—
6/30/2009	26.32	— (b)	(9.95)	(9.95)	—	—	(b)	—
6/30/2008	35.64	(0.03)	(6.63)	(6.66)	—	(2.66)		(2.66)
6/30/2007	28.45	0.01	7.18	7.19	—	—		—
6/30/2006	22.84	(0.06)	5.66	5.60	—	—		—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $(0.01) per share.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.88 and 24.01%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.08 and 23.14%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.07 and 23.15%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.88 and 24.07%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $28.45 and 24.55%, respectively.

68	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver		Ratio of Expenses to Average Net Assets without Fee Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$ 26.46		39.45%	$31,722	1.62	%*	1.71	%*	(0.39)%*	65%
—	(c)	19.01		20.24	23,236	1.68		1.73		(0.77)	166
—	(c)	15.81		(38.07)	21,515	1.77		1.79		(0.47)	124
—	(c)	25.52		(20.20)	63,178	1.77		1.77		(0.53)	100
—	(c)	34.78		24.75	98,080	1.76		1.76		(0.39)	80
0.01		27.88	(d)	24.02 (d)	71,293	1.77		1.77		(0.52)	73

$—		$ 24.81		38.91%	$8,859	2.37	%*	2.46	%*	(1.15)%*	65%
—	(c)	17.86		19.30	8,108	2.43		2.48		(1.57)	166
—	(c)	14.97		(38.52)	11,064	2.52		2.54		(1.22)	124
—	(c)	24.34		(20.77)	31,948	2.52		2.52		(1.29)	100
—	(c)	33.53		23.77	57,203	2.52		2.52		(1.16)	80
0.01		27.08	(e)	23.19 (e)	48,365	2.52		2.52		(1.28)	73

$—		$ 24.80		38.93%	$14,514	2.37	%*	2.46	%*	(1.13)%*	65%
—	(c)	17.85		19.32	10,860	2.43		2.48		(1.54)	166
—	(c)	14.96		(38.51)	11,267	2.52		2.54		(1.22)	124
—	(c)	24.33		(20.79)	34,014	2.52		2.52		(1.28)	100
—	(c)	33.52		23.79	57,007	2.52		2.52		(1.13)	80
0.01		27.07	(f)	23.16 (f)	40,499	2.52		2.52		(1.32)	73

$—		$ 26.43		39.43%	$26,601	1.62	%*	1.71	%*	(0.42)%*	65%
—	(c)	19.01		20.24	13,231	1.68		1.73		(0.79)	166
—	(c)	15.81		(38.07)	14,257	1.77		1.79		(0.45)	124
—	(c)	25.52		(20.20)	38,282	1.77		1.77		(0.55)	100
—	(c)	34.78		24.75	63,232	1.76		1.76		(0.22)	80
0.01		27.88	(g)	24.08 (g)	31,328	1.77		1.77		(0.50)	73

$—		$ 27.47		39.56%	$787	1.37	%*	1.46	%*	(0.11)%*	65%
—	(c)	19.74		20.59	521	1.42		1.47		(0.55)	166
—	(c)	16.37		(35.22)	759	1.39	*	1.43	*	0.36 *	124

$—		$ 27.50		39.66%	$14,285	1.27	%*	1.36	%*	(0.03)%*	65%
—	(c)	19.76		20.71	10,756	1.32		1.37		(0.42)	166
—	(c)	16.37		(37.80)	10,743	1.36		1.38		(0.01)	124
—	(c)	26.32		(19.90)	22,549	1.37		1.37		(0.10)	100
—	(c)	35.64		25.23	34,138	1.36		1.36		0.04	80
0.01		28.45	(h)	24.61 (h)	23,763	1.37		1.37		(0.22)	73

See accompanying Notes to Financial Statements	6.30.10	Allianz Funds Semiannual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Technology:
Class A
12/31/2010+	$35.09	$(0.29)	$12.48	$12.19	$—
6/30/2010	28.95	(0.43)	6.57	6.14	—
6/30/2009	42.11	(0.13)	(10.27)	(10.40)	(2.76)
6/30/2008	45.29	(0.30)	(1.00)	(1.30)	(1.89)
6/30/2007	36.18	(0.35)	9.46	9.11	—
6/30/2006	33.61	(0.44)	3.00	2.56	—
Class B
12/31/2010+	$32.65	$(0.41)	$11.58	$11.17	$—
6/30/2010	27.13	(0.65)	6.17	5.52	—
6/30/2009	40.04	(0.34)	(9.81)	(10.15)	(2.76)
6/30/2008	43.47	(0.64)	(0.91)	(1.55)	(1.89)
6/30/2007	34.98	(0.64)	9.13	8.49	—
6/30/2006	32.75	(0.70)	2.92	2.22	—
Class C
12/31/2010+	$32.63	$(0.41)	$11.58	$11.17	$—
6/30/2010	27.12	(0.65)	6.16	5.51	—
6/30/2009	40.02	(0.33)	(9.81)	(10.14)	(2.76)
6/30/2008	43.45	(0.63)	(0.92)	(1.55)	(1.89)
6/30/2007	34.97	(0.63)	9.11	8.48	—
6/30/2006	32.73	(0.70)	2.93	2.23	—
Class D
12/31/2010+	$34.71	$(0.29)	$12.34	$12.05	$—
6/30/2010	28.63	(0.44)	6.52	6.08	—
6/30/2009	41.69	(0.13)	(10.17)	(10.30)	(2.76)
6/30/2008	44.86	(0.30)	(0.99)	(1.29)	(1.89)
6/30/2007	35.84	(0.36)	9.38	9.02	—
6/30/2006	33.29	(0.43)	2.97	2.54	—
Class P
12/31/2010+	$36.32	$(0.25)	$12.90	$12.65	$—
6/30/2010	29.89	(0.40)	6.83	6.43	—
7/7/2008† - 6/30/2009	42.41	0.02	(9.78)	(9.76)	(2.76)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.16 and 7.58%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.65 and 7.75%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $34.95 and 6.77%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $35.82 and 7.59%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value and the total return by less than $0.01 and 0.01%, respectively.

70	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$47.28		34.78%		$355,434	1.62	%*	(1.36)%*	79%
—	(b)	35.09	(i)	21.17	(i)	265,428	1.65		(1.26)	199
—	(b)	28.95	(i)	(22.63	)(i)	297,181	1.66		(0.47)	251
0.01		42.11		(3.58)		436,692	1.65		(0.65)	269
—	(b)	45.29		25.18		383,969	1.66		(0.90)	209
0.01		36.18	(c)	7.65	(c)	328,815	1.64		(1.15)	272

$—		$43.82		34.25%		$14,183	2.37	%*	(2.11)%*	79%
—	(b)	32.65	(i)	20.27	(i)	13,773	2.40		(2.02)	199
—	(b)	27.13	(i)	(23.19	)(i)	16,529	2.41		(1.23)	251
0.01		40.04		(4.32)		33,229	2.40		(1.42)	269
—	(b)	43.47		24.24		66,220	2.41		(1.69)	209
0.01		34.98	(d)	6.84	(d)	117,008	2.39		(1.91)	272

$—		$43.80		34.27%		$134,452	2.37	%*	(2.11)%*	79%
—	(b)	32.63	(i)	20.28	(i)	106,113	2.40		(2.02)	199
—	(b)	27.12	(i)	(23.20	)(i)	99,134	2.41		(1.22)	251
0.01		40.02		(4.32)		155,023	2.40		(1.41)	269
—	(b)	43.45		24.25		174,303	2.41		(1.66)	209
0.01		34.97	(e)	6.84	(e)	192,675	2.39		(1.90)	272

$—		$46.76		34.75%		$201,477	1.62	%*	(1.36)%*	79%
—	(b)	34.71	(i)	21.20	(i)	150,734	1.65		(1.27)	199
—	(b)	28.63	(i)	(22.64	)(i)	140,496	1.66		(0.46)	251
0.01		41.69		(3.59)		211,829	1.65		(0.66)	269
—	(b)	44.86		25.20		219,831	1.66		(0.91)	209
0.01		35.84	(f)	7.66	(f)	246,345	1.64		(1.15)	272

$—		$48.97		34.89%		$31,305	1.37	%*	(1.10)%*	79%
—	(b)	36.32	(i)	21.48	(i)	16,111	1.38		(1.09)	199
—	(b)	29.89	(i)	(21.00	)(i)	2,409	1.30	*	0.05 *	251

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
RCM Technology (cont.):
Institutional Class
12/31/2010+	$36.39	$(0.22)	$12.94	$12.72	$—
6/30/2010	29.91	(0.33)	6.81	6.48	—
6/30/2009	43.18	(0.02)	(10.49)	(10.51)	(2.76)
6/30/2008	46.22	(0.12)	(1.04)	(1.16)	(1.89)
6/30/2007	36.78	(0.20)	9.64	9.44	—
6/30/2006	34.03	(0.29)	3.03	2.74	—
Administrative Class
12/31/2010+	$35.88	$(0.27)	$12.75	$12.48	$—
6/30/2010	29.56	(0.41)	6.73	6.32	—
6/30/2009	42.83	(0.09)	(10.42)	(10.51)	(2.76)
6/30/2008	45.97	(0.24)	(1.02)	(1.26)	(1.89)
6/30/2007	36.67	(0.30)	9.60	9.30	—
6/30/2006	34.01	(0.39)	3.04	2.65	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.76 and 8.01%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.65 and 7.75%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value and the total return by less than $0.01 and 0.01%, respectively.

72	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

$—		$49.11		34.99%		$430,847	1.27	%*	(1.01)%*	79%
—	(b)	36.39	(i)	21.63	(i)	331,567	1.28		(0.92)	199
—	(b)	29.91	(i)	(22.32	)(i)	302,275	1.26		(0.07)	251
0.01		43.18		(3.20)		408,183	1.25		(0.25)	269
—	(b)	46.22		25.69		330,275	1.26		(0.50)	209
0.01		36.78	(g)	8.08	(g)	323,919	1.24		(0.75)	272

$—		$48.36		34.82%		$59,639	1.52	%*	(1.26)%*	79%
—	(b)	35.88	(i)	21.34	(i)	40,594	1.54		(1.17)	199
—	(b)	29.56	(i)	(22.52	)(i)	30,526	1.51		(0.31)	251
0.01		42.83		(3.42)		36,377	1.50		(0.50)	269
—	(b)	45.97		25.36		30,644	1.51		(0.74)	209
0.01		36.67	(h)	7.82	(h)	24,685	1.50		(0.98)	272

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Fund Redemption Fees (a)		Net Asset Value End of Period
RCM Wellness:
Class A
12/31/2010+	$22.58	$(0.11)	$3.72	$3.61	$—		$26.19
6/30/2010	18.58	(0.13)	4.13	4.00	—		22.58
6/30/2009	22.14	(0.08)	(3.48)	(3.56)	—	(b)	18.58
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—	(b)	22.14
6/30/2007	21.23	(0.09)	2.68	2.59	—	(b)	23.82
6/30/2006	21.19	(0.11)	0.15	0.04	—	(b)	21.23	(c)
Class B
12/31/2010+	$21.18	$(0.19)	$3.48	$3.29	$—		$24.47
6/30/2010	17.56	(0.29)	3.91	3.62	—		21.18
6/30/2009	21.09	(0.21)	(3.32)	(3.53)	—	(b)	17.56
6/30/2008	22.86	(0.35)	(1.42)	(1.77)	—	(b)	21.09
6/30/2007	20.53	(0.25)	2.58	2.33	—	(b)	22.86
6/30/2006	20.64	(0.27)	0.16	(0.11)	—	(b)	20.53	(d)
Class C
12/31/2010+	$21.19	$(0.19)	$3.49	$3.30	$—		$24.49
6/30/2010	17.57	(0.29)	3.91	3.62	—		21.19
6/30/2009	21.10	(0.21)	(3.32)	(3.53)	—	(b)	17.57
6/30/2008	22.87	(0.35)	(1.42)	(1.77)	—	(b)	21.10
6/30/2007	20.53	(0.25)	2.59	2.34	—		22.87
6/30/2006	20.64	(0.27)	0.16	(0.11)	—	(b)	20.53	(d)
Class D
12/31/2010+	$22.57	$(0.11)	$3.72	$3.61	$—		$26.18
6/30/2010	18.57	(0.13)	4.13	4.00	—		22.57
6/30/2009	22.14	(0.08)	(3.49)	(3.57)	—	(b)	18.57
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—	(b)	22.14
6/30/2007	21.22	(0.09)	2.69	2.60	—	(b)	23.82
6/30/2006	21.18	(0.11)	0.15	0.04	—	(b)	21.22	(e)
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.
(f)	Effective January 1, 2007, the Advisory Fee was reduce by 0.05%.

74	Allianz Funds Semiannual Report	12.31.10	See accompanying Notes to Financial Statements

Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover

16.04%		$14,895	1.46	%*	1.46	%*	(0.89)%*	59%
21.47		13,684	1.48		1.48		(0.57)	136
(16.08)		11,635	1.51		1.52		(0.44)	365
(7.05)		9,241	1.52		1.52		(0.81)	171
12.20		11,879	1.55	(f)	1.55	(f)	(0.38)	254
0.19	(c)	14,526	1.57		1.57		(0.49)	280

15.59%		$3,913	2.21	%*	2.21	%*	(1.64)%*	59%
20.56		4,254	2.23		2.23		(1.35)	136
(16.74)		5,229	2.26		2.28		(1.19)	365
(7.74)		4,705	2.27		2.27		(1.56)	171
11.35		6,183	2.30	(f)	2.30	(f)	(1.13)	254
(0.53	)(d)	8,043	2.32		2.32		(1.24)	280

15.63%		$7,452	2.21	%*	2.21	%*	(1.64)%*	59%
20.55		7,141	2.23		2.23		(1.34)	136
(16.73)		7,528	2.25		2.26		(1.19)	365
(7.74)		4,895	2.27		2.27		(1.56)	171
11.34		5,554	2.30	(f)	2.30	(f)	(1.13)	254
(0.53	)(d)	7,444	2.32		2.32		(1.24)	280

16.00%		$103,429	1.46	%*	1.46	%*	(0.89)%*	59%
21.54		95,674	1.48		1.48		(0.58)	136
(16.12)		88,411	1.51		1.52		(0.45)	365
(7.05)		50,134	1.52		1.52		(0.81)	171
12.20		65,554	1.55	(f)	1.55	(f)	(0.38)	254
0.24	(e)	83,410	1.57		1.57		(0.51)	280

See accompanying Notes to Financial Statements	12.31.10	Allianz Funds Semiannual Report	75

Notes to Financial Statements

(Unaudited)

December 31, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-five separate investment funds (each a “Fund” and collectively, the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Trust may offer up to seven classes of shares: A, C, D, R, P, Institutional and Administrative. Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchange or dividend reinvestments. These financial statements pertain to ten of the Funds offered by the Trust.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each

Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the Funds’ financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To

76	Allianz Funds Semiannual Report	12.31.10

the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2010 in valuing each Fund’s assets and liabilities is listed below (amounts in thousands):

AGIC Emerging Markets Opportunities:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Brazil	$14,024	—	—	$14,024
Chile	1,050	—	—	1,050
China	877	$14,420	—	15,297
Colombia	743	—	—	743
Mexico	1,763	—	—	1,763
Russia	6,742	1,885	$1,986	10,613
South Africa	1,196	6,289	—	7,485
All Other	—	88,327	—	88,327
Preferred Stock	7,783	—	—	7,783
Rights	9	—	—	9
Repurchase Agreement	—	5,468	—	5,468
Total Investments	$34,187	$116,389	$1,986	$152,562

AGIC Global:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Brazil	$1,402	—	—		$1,402
Canada	945	—	—		945
China	—	$1,383	$—	(a)	1,383
Denmark	865	—	—		865
Israel	766	—	—		766
United States	14,828	—	—		14,828
All Other	—	22,607	—		22,607
Preferred Stock	—	538	—		538
Repurchase Agreement	—	910	—		910
Total Investments	$18,806	$25,438	$—	(a)	$44,244

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

12.31.10	Allianz Funds Semiannual Report	77

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

AGIC International:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Australia	$279	$3,669	—	$3,948
China	319	—	—	319
France	273	9,859	—	10,132
Germany	593	3,842	—	4,435
Japan	286	27,484	—	27,770
Switzerland	1,150	4,642	—	5,792
United Kingdom	2,404	26,713	—	29,117
All Other	—	17,390	—	17,390
Preferred Stock	—	4,490	—	4,490
Repurchase Agreement	—	3,712	—	3,712
Total Investments	$5,304	$101,801	—	$107,105

AGIC Pacific Rim:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Australia	$1,041	$25,680	—	$26,721
China	1,649	7,876	—	9,525
Hong Kong	1,350	13,131	—	14,481
India	32	2,874	—	2,906
Japan	2,367	56,119	—	58,486
Taiwan	1,801	5,767	—	7,568
United Kingdom	2,687	3,336	—	6,023
All Other	—	17,683	—	17,683
Repurchase Agreement	—	2,288	—	2,288
Total Investments	$10,927	$134,754	—	$145,681

NFJ International Value:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock	$1,821,015	—	—	$1,821,015
Repurchase Agreement	—	$65,550	—	65,550
Total Investments	$1,821,015	$65,550	—	$1,886,565

78	Allianz Funds Semiannual Report	12.31.10

RCM Disciplined International Equity:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Brazil	$382	—	—	$382
Israel	657	—	—	657
Switzerland	465	$1,776	—	2,241
All Other	—	39,837	—	39,837
Total Investments	$1,504	$41,613	—	$43,117

RCM Global Resources:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Australia	—	$1,651	—	$1,651
France	—	585	—	585
Luxembourg	—	804	—	804
United Kingdom	—	4,767	—	4,767
All Other	$42,244	—	—	42,244
Repurchase Agreement	—	375	—	375
Total Investments	$42,244	$8,182	—	$50,426

RCM Global Small-Cap:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Australia	—	$461	—		$461
Austria	—	1,585	—		1,585
Bermuda	—	397	—		397
China	$941	1,429	$—	(a)	2,370
Denmark	—	320	—		320
Finland	486	2,148	—		2,634
France	—	321	—		321
Germany	293	2,569	—		2,862
Hong Kong	—	424	—		424
Japan	—	8,588	—		8,588
Korea (Republic of)	—	559	—		559
Netherlands	—	1,477	—		1,477
Norway	—	1,160	—		1,160
Philippines	—	1,014	—		1,014
Sweden	—	1,818	—		1,818
Switzerland	977	2,484	—		3,461
Taiwan	—	887	—		887
United Kingdom	—	6,523	—		6,523
All Other	55,666	—	—		55,666
Repurchase Agreement	—	5,683	—		5,683
Total Investments	$58,363	$39,847	$—	(a)	$98,210

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

12.31.10	Allianz Funds Semiannual Report	79

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

RCM Technology:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Chemicals	—	$17	—	$17
Communications Equipment	$163,350	588	—	163,938
Electrical Equipment	4,879	1,633	—	6,512
Electronic Equipment, Instruments & Components	32,158	36,297	—	68,455
Internet Software & Services	112,531	2	—	112,533
Semiconductors & Semiconductor Equipment	204,741	28,006	—	232,747
All Other	403,149	—	—	403,149
Exchange-Traded Funds	360	—	—	360
Repurchase Agreement	—	102,926	—	102,926
Options Purchased:
Market Price	113,785	11	—	113,796
Total Investments in Securities—Assets	$1,034,953	$169,480	—	$1,204,433

Investments in Securities—Liabilities
Options Written, at value:
Market Price	$(28,404)	$(684)	—	$(29,088)
Securities Sold Short, at value:
Semiconductors & Semiconductor Equipment	(2,681)	(125)	—	(2,806)
Software	(4,889)	(887)	—	(5,776)
All Other	(21,778)	—	—	(21,778)
Total Investments in Securities—Liabilities	$(57,752)	$(1,696)	—	$(59,448)
Total Investments	$977,201	$167,784	—	$1,144,985

RCM Wellness:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/10

Investments in Securities—Assets
Common Stock:
Food Products	$2,878	$6,842	—	$9,720
Health Care Equipment & Supplies	14,208	3,159	—	17,367
Health Care Providers & Services	16,338	3,720	—	20,058
Leisure Equipment & Products	—	889	—	889
Pharmaceuticals	19,254	21,056	—	40,310
Textiles, Apparel & Luxury Goods	1,344	3,210	—	4,554
All Other	33,072	—	—	33,072
Warrants	—	—	$286	286
Repurchase Agreement	—	3,685	—	3,685
Total Investments in Securities—Assets	$87,094	$42,561	$286	$129,941

Investments in Securities—Liabilities
Options Written, at value:
Market Price	$(2)	—	—	$(2)
Total Investments	$87,092	$42,561	$286	$129,939

80	Allianz Funds Semiannual Report	12.31.10

There were no significant transfers between Levels 1 and 2 during the six months ended December 31, 2010 for any Fund in the Trust.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2010, was as follows (amounts in thousands):

AGIC Emerging Markets Opportunities:

	Beginning Balance 6/30/10	Net Purchases (Sales) and Settlements	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Ending Balance 12/31/10

Investments in Securities—Assets
Common Stock:
Kuwait	$82	$(48)	$(904)	$870	—	—
Russia	—	—	—	—	$1,986	$1,986
Total Investments	$82	$(48)	$(904)	$870	$1,986	$1,986

**Transferred	out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized appreciation/depreciation of investments which AGIC Emerging Markets Opportunities held at December 31, 2010 was $569.

AGIC Global:

	Beginning Balance 6/30/10		Net Purchases (Sales) and Settlements	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Ending Balance 12/31/10

Investments in Securities—Assets
Common Stock:
China	$—	(a)	—	—	—	—	$—	(a)
Total Investments	$—	(a)	—	—	—	—	$—	(a)

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

There was no net change in unrealized appreciation/depreciation of Level 3 investments which AGIC Global held at December 31, 2010.

RCM Global Small-Cap:

	Beginning Balance 6/30/10		Net Purchases (Sales) and Settlements	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Ending Balance 12/31/10

Investments in Securities—Assets
Common Stock:
China	—	(a)	—	—	—	—	—	(a)
Total Investments	—	(a)	—	—	—	—	—	(a)

(a)	Peace Mark Holdings Ltd. is fair-valued at $0.

There was no net change in unrealized appreciation/depreciation of Level 3 investments which RCM Global Small-Cap held at December 31, 2010.

RCM Wellness:

	Beginning Balance 6/30/10	Net Purchases (Sales) and Settlements	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Ending Balance 12/31/10

Investments in Securities—Assets
Warrants	—	$126	—	$160	—	$286

The net change in unrealized appreciation/depreciation of Level 3 investments which RCM Wellness held at December 31, 2010 was $160.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Dividends received by real estate investment trust securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

12.31.10	Allianz Funds Semiannual Report	81

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

(d) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, (except with respect to NFJ International Value Fund) are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(e) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution, servicing and administration fees.

(f) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax to the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at December 31, 2010. Each Fund’s federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: AGIC Emerging Markets Opportunities—$161,775; AGIC Global—$9,048; AGIC International—$31,540; AGIC Pacific Rim—$90,769; NFJ International Value—$1,413,980; RCM Disciplined International Equity—$27,671; RCM Global Resources—$11,231; RCM Global Small-Cap—$12,017; RCM Technology—$60,148 and RCM Wellness—$20,105.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Short Sales.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which the Funds sell a security or other instrument (such as an option, forward, future or other derivative contract) that they do not own. When the Funds engage in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose the Funds to the risk that it will be required to cover their short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Funds. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” The Funds’ loss on a short sale could theoretically be unlimited in cases where the Funds are unable, for whatever reason, to close out their short position.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market price risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest

82	Allianz Funds Semiannual Report	12.31.10

payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers, NFJ Investment Group LLC (“NFJ”), Allianz Global Investors Capital LLC (“AGI Capital”) and RCM Capital Management LLC (“RCM”), (collectively the “Sub-Advisers”) each an affiliate of AGIFM, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Forward Foreign Currency Contracts.   A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds or underlying funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized gain (loss) reflected in the Funds’ Statements of Assets and Liabilities, if any. There were no open forward foreign currency contracts at December 31, 2010.

Options Transactions.  Certain Funds purchase and write (sell) put and call options on securities and indices to earn premiums for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments at December 31, 2010

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure.

12.31.10	Allianz Funds Semiannual Report	83

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at December 31, 2010 (amounts in thousands):

RCM Technology:

Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$113,796
Liability derivatives:
Options written, at value	$(29,088)

RCM Wellness:

Location	Market Price
Liability derivatives:
Options written, at value	$(2)

The effect of derivative instruments on the Funds’ Statements of Operations for the six months ended December 31, 2010 (amounts in thousands):

AGIC Emerging Markets Opportunities:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(1)

RCM Technology:

Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(77,169)
Options written	5,170
Total net realized loss	$(71,999)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$26,768
Options written	68,390
Total net change in unrealized appreciation/depreciation	$95,158

RCM Wellness:

Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(145)
Options written	140
Total net realized loss	$(5)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$143
Options written	44
Total net change in unrealized appreciation	$187

The average volumes of derivative instrument activities during the six months ended December 31, 2010 were:

	Options Purchased	Options Written
	Contracts	Contracts
RCM Technology	201,809	382,734
RCM Wellness	155	1,091

4.	INVESTMENT ADVISER / ADMINISTRATOR / DISTRIBUTOR / FEES & EXPENSES

Investment Advisory Fee.   AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory agreement. AGIFM receives a monthly fee from each Fund at an annual rate based on the average daily net assets of each Fund.

The Sub-Advisers, under the supervision of AGIFM, direct the investments of each Fund’s assets. The advisory fees received by AGIFM are paid all or in part to the Sub-Advisers in accordance with the portfolio management agreements.

Administration Fee.   AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

The investment advisory fee and administration fee for all classes are charged at an annual rate as noted in the following table:

	All Classes			Institutional Class(1)			Administrative Class(1)			Class A, B, C, D and R(1)(2)			Class P(1)

	Investment Advisory Fee	Effective Investment Advisory Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
AGIC Emerging Markets Opportunities	0.90%	0.88	%(3)	0.40%	0.39	%(4)	N/A	N/A		0.50%	0.50%		0.50%	0.50%
AGIC Global	0.70	0.70		0.35	0.35		0.35%	0.35%		0.45	0.45		0.45	0.45
AGIC International	0.60	0.58	(5)	0.40	0.40		0.40	0.40		0.50	0.50		0.50	0.50
AGIC Pacific Rim	0.90	0.87	(3)	0.40	0.40		N/A	N/A		0.50	0.50		0.50	0.50
NFJ International Value	0.60	0.60		0.40	0.25	(6)	0.40	0.25	(6)	0.50	0.35	(6)	0.50	0.35	(6)
RCM Disciplined International Equity	0.50	0.50		0.40	0.40		0.40	0.40		0.50	0.50		N/A	N/A
RCM Global Resources	0.70	0.70		0.35	0.35		N/A	N/A		0.45	0.45		0.45	0.45
RCM Global Small-Cap	1.00	0.91	(7)	0.35	0.35		N/A	N/A		0.45	0.45		0.45	0.45
RCM Technology	0.90	0.90		0.30	0.30		0.30	0.30		0.40	0.40		0.40	0.39
RCM Wellness	0.80	0.80		N/A	N/A		N/A	N/A		0.40	0.40		N/A	N/A

84	Allianz Funds Semiannual Report	12.31.10

(1)

The total Administration fee rate for each class of AGIC Emerging Markets Opportunities, AGIC International, AGIC Pacific Rim, NFJ International Value and RCM Disciplined International Equity Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets by 0.025% per annum on net assets in excess of $250 million, by an additional 0.025% per annum on net assets in excess of $500 million, by an additional 0.025% per annum on net assets in excess of $1 billion, by an additional 0.025% per annum on net assets in excess of $2.5 billion, by an additional 0.025% per annum on net assets in excess of 5 billion and by an additional 0.025% per annum on net assets in excess of $7.5 billion. The total administrative fee rate for each class of shares of AGIC Global, RCM Global Resources and RCM Global Small-Cap Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on net assets in excess of $500 million, by an additional 0.025% per annum on net assets in excess of $1 billion, by an additional 0.025% per annum on net assets in excess of $2.5 billion, by an additional 0.025% per annum on net assets in excess of $5 billion and by an additional 0.025% per annum on net assets in excess of $7.5 billion. The total administrative fee rate for each class of shares of RCM Technology and RCM Wellness shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on net assets in excess of $1 billion, by an additional 0.025% per annum on net assets in excess of $2.5 billion, by an additional 0.025% per annum on net assets in excess of $5 billion and by an additional 0.025% per annum on net assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to the classes.

(2)

The administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of an additional 0.25% for Class D shares. Therefore, the Administration fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

(3)	Effective November 1, 2010 through October 31, 2011, the investment advisory fee is subject to a voluntary irrevocable fee waiver that reduces the 0.90% contractual fee rate by 0.05% to 0.85%.
(4)

Effective as of the close of business on March 19, 2010 AGIFM has contractually agreed to observe, through March 31, 2011, an irrevocable waiver of a portion of its administrative fees paid by the Institutional Class shares of the Fund such that the total annual fund operating expenses do not exceed 1.29% of the Fund’s average daily net assets attributable to the Institutional Class shares of the Fund.

(5)	Effective as of November 1, 2010, through October 31, 2011, the investment advisory fee is subject to a voluntary irrevocable fee waiver that reduces the 0.60% contractual fee rate by 0.05% to 0.55%.
(6)

Effective June 7, 2010, the Administrator has voluntarily agreed to observe a waiver of a portion of its administrative fees paid by Institutional, Administrative, A, C, D, R and P Class shares in the amount of 0.10% of the Fund’s average daily net assets attributable to these particular share classes.

(7)

From July 1, 2010 through October 31, 2010 the investment advisory fee was subject to a voluntary irrevocable fee waiver that reduced the 1.00% contractual fee rate by 0.05% to 0.95%. Effective November 1, 2010 through October 31, 2011, the investment advisory fee is subject to a voluntary irrevocable fee waiver that reduces the 1.00% contractual fee rate by 0.15% to 0.85%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal period with no unreimbursed cost to be carried forward as of December 31, 2010.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the Class D shares of the Funds, the Funds compensate the Distributor or an affiliate with respect to Class D shares for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D shares.

The Funds paid the Distributor distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2010, the Distributor received $62,262 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ

12.31.10	Allianz Funds Semiannual Report	85

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities for the six months ended December 31, 2010, were as follows (amounts in thousands):

	Purchases	Sales
AGIC Emerging Markets Opportunities	$154,826	$155,281
AGIC Global	8,749	14,431
AGIC International	135,021	150,044
AGIC Pacific Rim	72,628	88,046
NFJ International Value	404,720	276,420
RCM Disciplined International Equity	7,400	10,872
RCM Global Resources	20,282	20,131
RCM Global Small-Cap	49,550	47,708
RCM Technology	736,111	845,794
RCM Wellness	68,739	73,787

(a) Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Technology		RCM Wellness
	Contracts	Premiums	Contracts	Premiums

Options outstanding, June 30, 2010	271,591	$62,932	2,120	$412
Options written	899,274	149,387	—	—
Options terminated in closing transactions	(497,351)	(93,054)	(112)	(61)
Options exercised	(8,926)	(1,543)	(464)	(112)
Options expired	(126,774)	(15,630)	(1,024)	(118)
Options outstanding, December 31, 2010	537,814	$102,092	520	$121

6.	INCOME TAX INFORMATION

At December 31, 2010, the aggregate cost and the net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
AGIC Emerging Markets Opportunities	$122,368	$30,857	$663	$30,194
AGIC Global	34,761	10,414	931	9,483
AGIC International	94,518	13,168	581	12,587
AGIC Pacific Rim	121,832	26,177	2,328	23,849
NFJ International Value	1,622,913	297,205	33,553	263,652
RCM Disciplined International Equity	40,155	5,861	2,899	2,962
RCM Global Resources	38,893	11,534	1	11,533
RCM Global Small-Cap	80,940	19,066	1,796	17,270
RCM Technology	814,072	417,772	27,411	390,361
RCM Wellness	110,655	20,607	1,321	19,286

Differences, if any, between book and tax net unrealized appreciation were attributable to wash sale loss deferrals.

86	Allianz Funds Semiannual Report	12.31.10

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AGIC Emerging Markets Opportunities				AGIC Global				AGIC International
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	613	$16,011	879	$18,612	87	$1,278	304	$4,107	96	$1,268	274	$3,467
Class B	—	—	—	—	3	43	37	455	—	—	—	—
Class C	203	5,217	297	6,227	23	322	60	760	25	333	158	1,997
Class D	190	4,881	202	4,326	8	111	21	282	7	89	83	1,033
Class R	—	—	—	—	4	57	11	134	1	4	2	21
Class P	24	623	11	230	4	60	7	97	21	287	8	105
Institutional Class	254	6,430	692	14,668	53	821	187	2,564	345	4,560	1,775	22,470
Administrative Class	—	—	—	—	—	—	—	—	— *	1	— *	—
Issued in reinvestment of dividends and distributions:
Class A	— *	— *	16	351	1	8	—	—	27	375	63	791
Class B	—	—	—	—	— *	— *	—	—	—	—	—	—
Class C	— *	— *	4	90	— *	— *	—	—	14	189	41	512
Class D	— *	1	4	85	— *	1	—	—	1	22	9	117
Class R	—	—	—	—	— *	— *	—	—	— *	1	— *	2
Class P	— *	1	— *	1	— *	— *	—	—	1	10	1	11
Institutional Class	11	278	16	357	3	45	—	—	79	1,095	151	1,909
Administrative Class	—	—	—	—	— *	— *	—	—	— *	— *	— *	—
Issued in reorganization:
Class A	—	—	—	—	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	1,854	41,439	—	—	1,449	20,866	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(444)	(10,976)	(926)	(19,580)	(148)	(2,164)	(289)	(3,831)	(461)	(6,015)	(1,552)	(19,453)
Class B	—	—	—	—	(127)	(1,715)	(352)	(4,429)	—	—	—	—
Class C	(125)	(3,005)	(280)	(5,826)	(79)	(1,085)	(172)	(2,152)	(380)	(4,871)	(1,299)	(16,177)
Class D	(83)	(2,060)	(444)	(9,243)	(32)	(467)	(34)	(462)	(174)	(2,286)	(242)	(3,046)
Class R	—	—	—	—	(12)	(173)	(16)	(207)	— *	— *	— *	(2)
Class P	(8)	(207)	(26)	(544)	(4)	(59)	(15)	(208)	(35)	(450)	(76)	(949)
Institutional Class	(573)	(14,803)	(542)	(11,510)	(209)	(3,229)	(134)	(1,841)	(544)	(7,048)	(2,972)	(37,622)
Administrative Class	—	—	—	—	—	—	—	—	— *	— *	— *	— *
Net increase (decrease) resulting from Fund share transactions	62	$2,391	1,757	$39,683	(425)	$(6,146)	1,064	$16,135	(977)	$(12,436)	(3,576)	$(44,814)

12.31.10	Allianz Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

	AGIC Pacific Rim				NFJ International Value				RCM Disciplined International Equity
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	203	$2,303	861	$9,309	6,795	$131,084	19,648	$358,729	75	$1,032	271	$3,386
Class B	24	277	84	849	—	—	—	—	3	40	34	380
Class C	83	886	268	2,771	1,071	20,508	3,963	71,637	42	474	138	1,520
Class D	123	1,420	575	6,141	1,033	19,805	3,064	55,732	37	398	15	167
Class R	—	—	—	—	36	725	13	248	—	—	—	—
Class P	69	795	74	808	2,003	38,964	4,243	78,339	—	—	—	—
Institutional Class	199	2,378	646	7,308	7,981	156,619	11,561	211,141	128	1,431	95	1,072
Administrative Class	—	—	—	—	—	—	1	10	— *	— *	—	1
Issued in reinvestment of dividends and distributions:
Class A	12	146	13	138	193	3,728	538	9,760	19	223	27	309
Class B	— *	— *	— *	— *	—	—	—	—	1	6	10	107
Class C	— *	— *	— *	— *	17	323	78	1,393	20	236	38	424
Class D	15	173	20	218	20	393	71	1,293	2	21	3	29
Class R	—	—	—	—	— *	3	— *	2	—	—	—	—
Class P	—	5	1	12	11	217	24	432	—	—	—	—
Institutional Class	30	375	35	395	172	3,366	417	7,635	6	79	17	195
Administrative Class	—	—	—	—	— *	— *	— *	— *	— *	3	—	3
Cost of shares redeemed:
Class A	(558)	(6,319)	(1,800)	(19,298)	(7,012)	(134,272)	(14,686)	(265,877)	(221)	(2,550)	(269)	(3,003)
Class B	(265)	(2,834)	(570)	(5,863)	—	—	—	—	(101)	(1,134)	(229)	(2,497)
Class C	(500)	(5,394)	(1,204)	(12,216)	(1,509)	(28,632)	(3,034)	(54,257)	(136)	(1,552)	(364)	(3,940)
Class D	(627)	(7,093)	(1,883)	(20,183)	(608)	(11,553)	(5,783)	(106,675)	(38)	(417)	(11)	(118)
Class R	—	—	—	—	(1)	(10)	— *	— *	—	—	—	—
Class P	(101)	(1,157)	(366)	(4,044)	(1,169)	(22,576)	(1,754)	(31,594)	—	—	—	—
Institutional Class	(252)	(2,948)	(1,196)	(12,969)	(2,631)	(50,039)	(5,691)	(102,379)	(72)	(833)	(212)	(2,417)
Administrative Class	—	—	—	—	—	—	—	—	(1)	(7)	(2)	(26)
Net increase (decrease) resulting from Fund share transactions	(1,545)	$(16,987)	(4,442)	$(46,624)	6,402	$128,653	12,673	$235,569	(236)	$(2,550)	(439)	$(4,408)

88	Allianz Funds Semiannual Report	12.31.10

	RCM Global Resources				RCM Global Small-Cap				RCM Technology
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010		Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	177	$2,839	504	$7,449	209	$5,138	279	$5,658	1,272	$56,496	2,305	$79,850
Class B	—	—	—	—	5	113	30	542	7	285	36	1,092
Class C	118	1,823	214	3,069	51	1,186	65	1,205	115	4,668	275	8,871
Class D	70	1,097	304	4,528	436	11,155	123	2,525	633	26,940	895	31,117
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	4	50	7	111	7	173	6	127	1,072	44,399	976	36,878
Institutional Class	178	2,639	555	7,874	35	862	104	2,136	1,647	74,789	6,293	223,261
Administrative Class	—	—	—	—	—	—	—	—	179	8,089	338	11,939
Issued in reinvestment of dividends and distributions:
Class A	—	—	— *	— *	2	47	—	—	—	—	— *	— *
Class B	—	—	—	—	— *	— *	—	—	—	—	—	—
Class C	—	—	— *	— *	— *	— *	—	—	—	—	—	—
Class D	—	—	— *	— *	2	68	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	— *	— *	—	—	—	—	—	—
Institutional Class	—	—	—	—	1	33	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(266)	(3,973)	(485)	(6,969)	(234)	(5,106)	(418)	(8,228)	(1,317)	(56,208)	(5,007)	(173,034)
Class B	—	—	—	—	(102)	(2,107)	(315)	(5,935)	(105)	(4,051)	(223)	(7,347)
Class C	(143)	(2,041)	(291)	(4,032)	(74)	(1,531)	(210)	(3,874)	(297)	(11,565)	(678)	(22,068)
Class D	(90)	(1,305)	(410)	(5,735)	(128)	(2,859)	(329)	(6,615)	(667)	(26,813)	(1,459)	(50,304)
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	(6)	(81)	(12)	(181)	(4)	(116)	(26)	(543)	(877)	(33,968)	(612)	(22,284)
Institutional Class	(113)	(1,939)	(437)	(6,619)	(61)	(1,426)	(215)	(4,441)	(1,986)	(80,118)	(7,288)	(268,026)
Administrative Class	—	—	—	—	—	—	—	—	(77)	(3,211)	(240)	(8,488)
Net increase (decrease) resulting from Fund share transactions	(71)	$(891)	(51)	$(505)	145	$5,630	(906)	$(17,443)	(401)	$(268)	(4,389)	$(158,543)

	RCM Wellness
	Six Months ended 12/31/2010 (unaudited)		Year ended 6/30/2010
	Shares	Amount	Shares	Amount

Shares sold:
Class A	45	$1,070	265	$6,255
Class B	— *	5	9	186
Class C	8	187	29	636
Class D	64	1,547	488	11,272
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Cost of shares redeemed:
Class A	(82)	(1,959)	(285)	(6,678)
Class B	(41)	(926)	(106)	(2,302)
Class C	(41)	(937)	(120)	(2,562)
Class D	(352)	(8,607)	(1,010)	(23,188)
Net increase (decrease) resulting from Fund share transactions	(399)	$(9,620)	(730)	$(16,381)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

12.31.10	Allianz Funds Semiannual Report	89

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2010

8.	LEGAL PROCEEDINGS

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the Allianz AGIC Growth Fund), the PEA Opportunity Fund (now the Allianz AGIC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the Allianz AGIC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, AGIFM, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, AGIFM, the Distributor and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the Funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In July 2008, two individual shareholders of the Allianz AGIC Target Fund and one individual shareholder of the Allianz AGIC Growth Fund filed a civil action in the Suffolk Superior Court in The Commonwealth of

Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling. The parties, without admitting to any allegations or liability, subsequently entered into a stipulation of settlement to resolve all possible claims and the books and records action has been dismissed by the Court.

It is possible that these matters and/or developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and the Distributor believe that these matters are not likely to have a material adverse affect on the Funds or on AGIFM’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this shareholder report. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated only if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM or the Distributor to perform their respective contracts with respect to the Funds.

9.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2010, the applicable Sub-Adviser reimbursed RCM Global Resources $14,796 (less than $0.005 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2010, the applicable Sub-Adviser reimbursed RCM Technology $40 (less than $0.005 per share) for realized losses resulting from a trading error.

90	Allianz Funds Semiannual Report	12.3110

Shareholder Meeting Results/Changes to Officers

(Unaudited)

Shareholder Meeting Results:

The Trust held a meeting of shareholders on October 28, 2010. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Maryann Bruce	796,481,282	20,419,961
Re-election of Theodore J. Coburn	795,463,197	20,438,046
Re-election of F. Ford Drummond	796,024,574	20,876,669
Re-election of Udo Frank†	795,468,021	21,433,222
Re-election of C. Kim Goodwin	796,104,626	20,796,617
Re-election of James S. MacLeod	796,054,595	20,846,648
Re-election of John C. Maney†	669,289,615	147,611,628
Re-election of Davey S. Scoon	794,724,359	22,176,884
Re-election of Edward E. Sheridan	796,284,029	20,617,214
Re-election of W. Bryant Stooks	794,518,510	22,382,733
Re-election of Gerald M. Thorne	794,742,973	22,158,270
Re-election of James W. Zug	794,020,416	22,880,827

†	Interested Trustee

Changes to Officers:

E. Blake Moore Jr. resigned as President and Chief Executive Officer of the Trust effective December 31, 2010.

On January 1, 2011, Brian S. Shlissel became President of the Trust, Lawrence G. Altadonna became Treasurer of the Trust and Orhan Dzemaili became an Assistant Treasurer of the Trust.

12.31.10	Allianz Funds Semiannual Report	91

Board Approval of Investment Advisory and Portfolio Management Agreements

(unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Advisory Agreement“) on behalf of each Fund with AGIFM and the Portfolio Management Agreements between AGIFM and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include AGI Capital, NFJ and RCM (collectively, the “Sub-Advisers”).

At an in-person meeting held in October 2010, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2011.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that AGIFM and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contract Committee) met in person and telephonically a number of times in the months prior to the October 2010 meeting noted above, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements and the proposed continuation of the Funds’ administration arrangements (together, the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of the Funds’ investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of AGIFM and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, AGIFM and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally. The Trustees noted that, because the Allianz Funds formerly sub-advised by Cadence Capital Management LLC were reorganized into an unaffiliated third-party trust shortly before the October 2010 Board meeting, they did not include those Funds in their deliberations.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES; FUND PERFORMANCE

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by AGIFM and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services; (b) the investment programs used by each Sub-Adviser to manage its Funds; (c) possible conflicts of interest and fall-out benefits; (d) brokerage and execution practices; (e) pending litigation and governmental inquiries; (f) the compliance functions of AGIFM and Sub-Advisers; (g) proxy voting matters; (h) consolidated financial results of the AGIFM’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of AGIFM and the Sub-Advisers; and (i) information relating to portfolio manager compensation.

The Trustees noted that the Audit Oversight and Compliance Committee regularly reviews compliance, administration and related matters, and meets with representatives of AGIFM on a regular basis to discuss these matters and related issues. Throughout the review process the Trustees received reports from the Audit Oversight and Compliance Committee as to these matters.

The Trustees noted that, pursuant to the Advisory Agreement, AGIFM, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, AGIFM’s general oversight of the Funds and the Sub-Advisers. They also took into account AGIFM’s compliance program and the resources being devoted to compliance, including steps taken by AGIFM to enhance investment guideline monitoring. The Trustees took into account AGIFM’s representations to the Trustees about the continued availability of resources to support the Funds given current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that AGIFM and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of AGIFM and the Board of Trustees. They took into account that the Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including any enhancements made during the past

92	Allianz Funds Semiannual Report	12.31.10

year. The Trustees noted the recent restructuring of former Sub-Advisers Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC into AGI Capital, and the resulting combination and streamlining of various functions such as trading and compliance for those Sub-Advisers. The Trustees also noted the enhancements to the technology resources during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, AGIFM provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by AGIFM out of its administrative fee. They also took into account that AGIFM provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that AGIFM and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of AGIFM or such affiliates). The Trustees took into account the AGIFM’s enhancements to its financial and tax reporting processes during the past year, as well as enhancements to its website to facilitate customer and intermediary use. The Trustees also noted the investments made by AGIFM in personnel, including the additions of a Deputy Chief Compliance Officer, a senior attorney and a tax supervisor. The Trustees also took into account that AGIFM had agreed to the proposed continuation of certain advisory fee breakpoints and/or waivers, and the proposed introduction of certain advisory fee waivers, each as described under “Fees and Other Expenses” below.

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper and modified to remove funds with comparability problems (e.g., a fund with fewer than $10 million in assets) or those that are not sales force distributed. Comparisons were made over the one, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2010, and reviewed together with an analysis of the comparative performance information prepared by an independent consultant. The Trustees also considered, as applicable, information comparing the performance of other funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that AGIFM has demonstrated on a number of occasions its willingness to change Sub-Advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though, due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by AGI Capital (AGI Capital Funds). The Trustees reviewed comparative information showing performance of the AGIC Emerging Markets Opportunities, AGIC Global, AGIC International and AGIC Pacific Rim Funds against their respective performance universes. For the AGIC Emerging Markets Opportunities Fund, performance was below median (in the third quartile) for the one-year period and below median (in the fourth quartile) for the three-year period, and above median for the five-year period. For the AGIC Global Fund, performance was below median (in the fourth quartile) for the one-year period and below median (in the third quartile) for the three- and five-year periods. For the AGIC International Fund, performance was below median (in the fourth quartile) for the one-, three- and five-year periods. For the AGIC Pacific Rim Fund, performance was below median (in the third quartile) for the one-year period and below median (in the fourth quartile) for the three-year period, and above median for the five-year period.

Fund Sub-Advised by NFJ (NFJ Fund). The Trustees reviewed comparative information showing performance of the NFJ International Value Fund against its respective performance universe. For the NFJ International Value Fund, performance was above median for the one-, three- and five-year periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed comparative information showing performance of the RCM Disciplined International Equity, RCM Global Resources, RCM Global Small-Cap, RCM Technology and RCM Wellness Funds against their respective performance universes. For the RCM Disciplined International Equity Fund, performance was above median for the one-, three- and five-year periods. For the RCM Global Resources Fund, performance was below median (in the third quartile) for the one-, three- and five-year periods. For the RCM Global Small-Cap Fund, performance was above median for the one-year period, and below median (in the fourth quartile) for the three- and five-year periods. For the RCM Technology and RCM Wellness Funds, performance was above median for the one- and three-year periods, and below median (in the third quartile) for the five-year period.

Based on this and other information, and taking into account the proposed continuation of certain Funds’ advisory fee waivers along with the proposed introduction of certain Funds’ advisory fee waivers as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of AGIFM, and the services of each Sub-Adviser are of a nature, extent and quality sufficient for the renewal of the agreements and AGIFM’s and the Sub-Advisers’ performance record and process in managing the Funds were sufficient to support continuation of the Agreements.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to AGIFM and the sub-advisory fees paid by AGIFM to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to AGIFM. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees, including comparisons to their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between AGIFM and the Sub-Advisers, and the services provided by AGIFM, on the one hand, and the Sub-Advisers, on the other hand; (iv) that AGIFM (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; (vi) each Fund’s total expenses, including comparisons to those funds in their peer groups and peer universes as provided by Lipper; and (vii) current Fund asset levels, including comparisons to prior years.

12.31.10	Allianz Funds Semiannual Report	93

Board Approval of Investment Advisory and Portfolio Management Agreements   (Cont.)

(unaudited)

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to any institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by AGIFM with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by AGIFM and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, differences in distribution costs, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with AGIFM to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that AGIFM had reported that as of June 30, 2010, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered that in 2009 AGIFM conducted a complex-wide breakpoint study, and that the results of the study had factored into last year’s analysis of the Funds’ fees and expenses and had resulted in changes to the administration fee schedules for many of the Funds. The Trustees considered the additional analysis regarding the administrative fee rates for the global and international Funds, which was done by AGIFM at the Trustees’ request during 2010, and the Trustees noted that AGIFM’s continued voluntary waiver of a portion of its administrative fee for the NFJ International Value Fund.

The Trustees also considered, among other information, AGIFM’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and AGIFM’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account AGIFM’s implementation of modified disclosure in the Funds’ prospectuses regarding administrative fees.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year ended June 30, 2010. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

AGI Capital Funds. For the AGIC Emerging Markets Opportunities Fund, advisory fees were at the median and total expense ratios were above median (in the third quartile) for the retail expense group and below median for the institutional expense group. For the AGIC Global Fund, advisory fees were at the median and total expense ratios were below median for both the retail and institutional expense groups. For the AGIC International Fund, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the AGIC Pacific Rim Fund, advisory fees were above median (in the fourth quartile) and the total expense ratios were above median (in the third and fourth quartile, respectively) for the retail and institutional expense groups.

NFJ Fund. For the NFJ International Value Fund, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups.

RCM Funds. For the RCM Disciplined International Equity and RCM Global Resources Funds, advisory fees were below median and total expense ratios were below median for both the retail and institutional expense groups. For the RCM Global Small-Cap Fund, advisory fees were above median (in the fourth quartile) and total expense ratios were above median (in the fourth quartile) for both the retail and institutional expense groups. For the RCM Technology Fund, advisory fees were above median (in the third quartile) and the total expense ratios were above median (in the third and fourth quartile, respectively) for the retail and institutional expense groups. For the RCM Wellness Fund (which does not have Institutional Class shares), advisory fees were below median and the total expense ratio was below median for the retail expense group.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, AGIFM’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended, and AGIFM agreed to observe, fee waivers of a portion of the advisory fees of certain Funds for a one-year period through October 31, 2011 as follows: a fee waiver of 5 basis points for the AGIC Emerging Markets Opportunities Fund; a fee waiver of 5 basis points for the AGIC International Fund; a fee waiver of 5 basis points for the AGIC Pacific Rim Fund; and a fee waiver of 15 basis points for the RCM Global Small-Cap Fund. The Trustees also noted AGIFM’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Agreements represent reasonable compensation to AGIFM and the Sub-Advisers in light of the services provided and should be continued.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by AGIFM (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of AGIFM’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by AGIFM, and the estimated profitability to AGIFM of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2010. The Trustees also received and reviewed a description of the methodology used by AGIFM in estimating profitability. They took into account, among other things, information and analyses of an independent consultant regarding the methodology used and the profitability information provided, and AGIFM’s willingness to continue to consider refinements and enhancements to its allocation methodologies used to estimate profitability.

The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to AGIFM on a Fund-by-Fund

94	Allianz Funds Semiannual Report	12.31.10

basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly-traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to AGIFM and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to AGIFM, the Sub-Advisers and their affiliates (such as administrative fees paid to AGIFM and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of AGIFM), as well as reputational and other “fall-out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with AGIFM, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees considered the receipt of these benefits in light of AGIFM’s and its affiliates’ profitability and other considerations described above, and they concluded that the fall-out benefits are acceptable at the present time.

Possible Economies Of Scale

The Trustees considered the extent to which AGIFM and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by AGIFM to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to AGIFM, and that AGIFM’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline, such as was the case during the 2010 fiscal year. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies with fund shareholders and in this context took into account the 2010 changes to the Trust’s administrative fee schedule and breakpoints noted above. The Trustees also noted that AGIFM had reported that as of June 30, 2010, five Funds were of sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of any economies of scale or efficiencies between Fund shareholders and AGIFM at the present time.

CONCLUSION

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Funds and their shareholders, and should be approved.

12.31.10	Allianz Funds Semiannual Report	95

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Maryann Bruce

Theodore J. Coburn

F. Ford Drummond

Udo Frank

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

W. Bryant Stooks

Gerald M. Thorne

James W. Zug

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 1840

Dallas, TX 75201

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Kathleen A. Chapman

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

The financial information included herein, is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors/BFDS, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors has more than $1 trillion under management for our clients worldwide.* Our U.S. investment managers—NFJ Investment Group, RCM Capital Management, Allianz Global Investors Capital provide clients with a comprehensive and constantly evolving range of investment styles and products.

For more information about any of our innovative investment solutions or client services, call your financial advisor or visit www.allianzinvestors. com.

* Assets under management are for Allianz Global Investors AG as of 9/30/10.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. The Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2011. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ015SA_123110

AGI-2011-01-26-0351

ITEM 2.	CODE OF ETHICS

(a) Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) (a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(c)) under the Act (17 CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not applicable

(a) (2) Exhibit 99 Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/s/ Brian S. Shlissel
Brian S. Shlissel President

Date: March 4, 2011

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel President

Date: March 4, 2011

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 4, 2011